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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07452
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500      Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor      11 Greenway Plaza, Suite 2500      Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/11

Item 1. Reports to Stockholders.

Invesco V.I. Balanced-Risk Allocation Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIIBRA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Balanced-Risk Allocation Fund significantly outperformed the Custom V.I. Balanced-Risk Allocation Index, the Fund’s custom style-specific benchmark. Strong fixed income markets, as measured by the Barclays Capital U.S. Aggregate Index, contributed most to this outperformance over the reporting period. Global equity and commodity markets, as measured by the MSCI World Index and S&P GSCI Index, respectively, detracted from performance. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	10.92%

Series II Shares	10.61

MSCI World Index▼(Broad Market Index)	-5.54

Custom V.I. Balanced-Risk Allocation Index▪ (Style-Specific Index)	0.83

Source(s): ▼Lipper Inc.; ▪ Invesco, Lipper Inc.

How we invest
The Fund’s investment process, under normal conditions, is implemented with derivatives and other financially linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Fund’s investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. The Fund may invest in derivatives and other financially linked instruments such as futures and swap agreements (including total return swaps). The Fund also may invest in U.S. and foreign government debt securities and other securities such as exchange-traded funds and commodity-linked notes. The Fund will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.
     Our philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly

Risk Allocation
By asset class

		% of Net
	Risk	Assets as of
Asset Class	Allocation	12/31/11*

Equity	33.77%	32.91%

Fixed Income	33.77	112.82

Commodities	32.46	28.28

*	Due to the use of leverage, the percentages may not equal 100%.

constructed portfolio. The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, bond and commodity markets using a risk-balanced investment process. Our primary goal is to build a portfolio that may perform well in diverse economic environments – recessionary, non-inflationary growth and inflationary growth – while balancing the amount of risk contributed by its exposure to equity, fixed income and commodity markets. We use a disciplined, three-step investment process that seeks to build a portfolio that may perform well in any economic environment while attempting to limit the impact that poor performance from any single asset has on overall Fund performance.
     We begin the process by selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. We consider three criteria when selecting assets:
■	Low correlation among the assets – We estimate long-term correlation among assets to build a Fund that is fully diversified.

■	Theoretical basis for excess return – We analyze each asset’s expected excess return over cash (its risk premium).

■	Liquidity, transparency and flexibility – The strategy is implemented using exchange-traded futures and other derivative or financially linked instruments. This ensures ample capacity and allows for daily liquidity while providing pure asset-class exposure.

     Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. We believe this approach may help mitigate large losses in capital and improve the portfolio’s risk/reward profile, which is commonly referred to as the Sharpe ratio. We re-estimate the risk contributed by each asset and re-optimize the portfolio monthly, or when new assets are added to the portfolio. Typically, the majority of the leverage in the Fund stems from the fixed income exposure, since it is the asset class that requires upsizing due to its generally lower risk profile.
     Finally, on a monthly basis, we actively adjust portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The positions are weighted to reflect the volatility of each asset (e.g., bonds tend to have larger active positions than equities). This step is crucial because various asset classes respond differently to different economic environments. Active positioning better aligns the portfolio with the prevailing economic climate.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March, resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results by U.S. large- and small-cap positions. Within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal effect on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified,

Invesco V.I. Balanced-Risk Allocation Fund

strategic exposure to government bonds was the largest contributor to returns. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     During the final months of the reporting period, all three asset classes contributed positively to Fund performance. With the exception of Japan, global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. The higher yielding markets of Australia and Great Britain led results for this group. Commodities, while mixed, were the largest contributor to results at the end of the reporting period. Crude oil enjoyed very strong results, trailed by copper, which also posted a good showing. Gold was off as strong gains from earlier in the year were consolidated, and soymeal was slightly negative. Active positioning was a net detractor at the end of the period as negative results from equities and commodities outweighed the positive contribution from fixed income.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco V.I. Balanced-Risk Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund. Mr. Ahnrud joined Invesco in 2000. He began his investment career in 1985. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund. Mr. Devine joined Invesco in 1998. He began his investment career in 1996. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund. Mr. Hixon joined Invesco in 1994. He began his investment career in 1992. Mr. Hixon earned a B.B.A. in finance from Georgia Southern University and an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund. Mr. Ulrich joined Invesco in 2000. He began his investment career in 1987. Mr. Ulrich graduated from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund. Mr. Wolle joined Invesco in 1999. He began his investment career in 1991. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and an M.B.A. from the Fuqua School of Business at Duke University.
Assisted by the Global Asset Allocation Team

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment
Fund data from 1/23/09; index data from 1/31/09

1	Source: Lipper Inc.

2	Sources: Invesco, Lipper Inc.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (1/23/09)		16.30%

1 Year		10.92

Series II Shares

Inception	(1/23/09)	15.99%

1 Year		10.61
The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.74% and 0.99%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.38% and 1.63%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.04% for Invesco V.I. Balanced-Risk Allocation Fund.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indexes.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Commodity risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
     Counterparty risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
     Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
     Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Exchange-traded funds risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     Exchange-traded notes (ETNs) risk. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
     Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
     Management risk. The investment techniques and risk analysis used by the

Invesco V.I. Balanced-Risk Allocation Fund

Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
     Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
     Tax risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. The Fund intends to treat the income it derives from commodity-linked notes and the Subsidiary as qualifying income based on the reasoning contained in private letter rulings provided to other Invesco Funds (which the Fund may not cite as precedent). If, however, the Internal Revenue Service were to change its position with respect to the conclusions reached in these private letter rulings, the income and gains from the Fund’s investment in the commodity-linked notes and/or the Subsidiary might be non-qualifying income, and there is a possibility such change in position might be applied to the Fund retroactively, in which case the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation. For more information, please see the “Dividends, Distributions and Tax Matters” section in the Fund’s SAI.
     U.S. government obligations risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Custom V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, is composed of the following indexes: (60%) MSCI World Index, (40%) Barclays Capital U.S. Aggregate Index.
     The S&P GSCI Index is an unmanaged world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2011

	Principal
	Amount	Value

U.S. Treasury Bills–5.34%
0.12%, 01/26/12(a)	$11,000,000	$10,999,965

0.00%, 02/09/12(a)	3,000,000	2,999,969

Total U.S. Treasury Securities (Cost $13,999,071)		13,999,934

	Shares
Exchange Traded Fund–4.21%
Investment Companies–Exchange Traded Funds–4.21%
PowerShares DB Gold Fund (Cost $11,487,233)(b)	203,100	11,058,795

	Shares	Value

Money Market Funds–79.86%(c)
Invesco V.I. Money Market Fund	177,645,824	$177,645,824

Liquid Assets Portfolio–Institutional Class	5,940,412	5,940,412

Premier Portfolio–Institutional Class	5,940,412	5,940,412

STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class	20,009,982	20,009,982

Total Money Market Funds (Cost $209,536,630)		209,536,630

TOTAL INVESTMENTS–89.41% (Cost $235,022,934)		234,595,359

OTHER ASSETS LESS LIABILITIES–10.59%		27,774,109

NET ASSETS–100.00%		$262,369,468

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Not an affiliate of the Fund or its investment adviser.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

Open Futures Contracts and Swap Agreements at Period-End(a)
					Unrealized
		Number of	Expiration	Notional	Appreciation
Long Futures Contracts		Contracts	Month	Value	(Depreciation)

100 Ounce Gold		131	February-2012	$20,525,080	$(1,836,273)

Australian 10 Year Bonds		398	March-2012	48,399,091	502,477

Canada 10 Year Bonds		321	March-2012	42,169,847	438,601

Dow Jones Eurostoxx 50		493	March-2012	14,727,115	452,725

E-Mini S&P 500 Index		296	March-2012	18,538,480	94,391

Euro Bond Future		179	March-2012	32,212,745	1,063,264

FTSE 100 Index		183	March-2012	15,737,309	364,225

Hang Seng Index		80	January-2012	9,505,318	78,410

Japan 10 Year Bonds		23	March-2012	42,571,224	225,518

LME Copper		91	March-2012	17,292,275	613,050

Long Gilt		231	March-2012	41,965,800	751,822

Russell 2000 Index Mini		188	March-2012	13,889,440	(22,727)

Topix Tokyo Price Index		152	March-2012	14,382,116	(260,878)

U.S. Treasury 20 Year Bonds		246	March-2012	35,623,875	436,298

WTI Crude		201	June-2012	19,995,480	45,441

Total Futures Contracts				$387,535,195	$2,946,344

Long Swap Agreements	Counterparty

Canada 10 Year Bonds	Goldman Sachs	216	March-2012	$27,717,788	$292,589

Japan 10 Year Bonds	Merrill Lynch	6	March-2012	10,935,541	46,057

Long Gilt Swap	Goldman Sachs	86	March-2012	15,466,398	255,254

Soybean Meal(b)	Barclays Capital	19,600	May-2012	9,236,825	864,640

Total Swap Agreements				$63,356,552	$1,458,540

Total					$4,404,884

(a)	Futures collateralized by $25,045,000 cash held with Goldman Sachs, the futures commission merchant.
(b)	Receive a return equal to Barclays Capital Soybean Meal S2 Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments, at value (Cost $25,486,304)	$25,058,729

Investments in affiliated money market funds, at value and cost	209,536,630

Total investments, at value (Cost $235,022,934)	234,595,359

Foreign currencies, at value (Cost $110,021)	111,907

Receivable for:
Deposits with brokers for open futures contracts	25,045,000

Variation margin	1,531,584

Fund shares sold	74,328

Dividends	10,868

Unrealized appreciation on swap agreements	1,458,540

Premiums paid on swap agreements	87

Investment for trustee deferred compensation and retirement plans	11,695

Total assets	262,839,368

Liabilities:
Payable for:
Fund shares reacquired	43,906

Dividends	2,851

Accrued fees to affiliates	369,559

Accrued other operating expenses	37,173

Trustee deferred compensation and retirement plans	16,411

Total liabilities	469,900

Net assets applicable to shares outstanding	$262,369,468

Net assets consist of:
Shares of beneficial interest	$245,936,818

Undistributed net investment income	8,294,288

Undistributed net realized gain	4,159,380

Unrealized appreciation	3,978,982

$262,369,468

Net Assets:
Series I	$4,471,664

Series II	$257,897,804

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	387,876

Series II	22,453,752

Series I:
Net asset value per share	$11.53

Series II:
Net asset value per share	$11.49

Consolidated Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $39,767)	$453,985

Dividends from affiliated money market funds	57,976

Interest	21,399

Total investment income	533,360

Expenses:
Advisory fees	1,261,677

Administrative services fees	394,133

Custodian fees	2,002

Distribution fees — Series II	339,937

Trustees’ and officers’ fees and benefits	20,707

Other	(2,173)

Total expenses	2,016,283

Less: Fees waived	(703,730)

Net expenses	1,312,553

Net investment income (loss)	(779,193)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	9,113,262

Foreign currencies	(246,343)

Futures contracts	5,616,363

Swap agreements	2,521,712

17,004,994

Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,266,015)

Foreign currency contracts	31,734

Futures contracts	2,812,103

Swap agreements	1,311,978

(3,110,200)

Net realized and unrealized gain	13,894,794

Net increase in net assets resulting from operations	$13,115,601

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(779,193)	$468,578

Net realized gain	17,004,994	5,198,426

Change in net unrealized appreciation (depreciation)	(3,110,200)	127,094

Net increase in net assets resulting from operations	13,115,601	5,794,098

Distributions to shareholders from net investment income:
Series I	(136)	(196)

Series II	(301,687)	(185,515)

Total distributions from net investment income	(301,823)	(185,711)

Distributions to shareholders from net realized gains:
Series I	(3,582)	(1,436)

Series II	(14,743,368)	(1,359,183)

Total distributions from net realized gains	(14,746,950)	(1,360,619)

Share transactions–net:
Series I	4,242,158	(107,942)

Series II	185,367,819	(39,141,623)

Net increase (decrease) in net assets resulting from share transactions	189,609,977	(39,249,565)

Net increase (decrease) in net assets	187,676,805	(35,001,797)

Net assets:
Beginning of year	74,692,663	109,694,460

End of year (includes undistributed net investment income (loss) of $8,294,288 and $(66,801), respectively)	$262,369,468	$74,692,663

Notes to Consolidated Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.
  Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the“Acquired Fund”), an investment portfolio of the Trust. The Acquired Fund was reorganized May 2, 2011 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund’s Series I and Series II shares received Series I and Series II shares, respectively of the Fund. Information for the Acquired Fund’s Series I and Series II shares prior to the Reorganization are included with Series I and Series II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

Invesco V.I. Balanced-Risk Allocation Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

Invesco V.I. Balanced-Risk Allocation Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund or the Subsidiary may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
J.	Swap Agreements — The Fund or the Subsidiary may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco V.I. Balanced-Risk Allocation Fund

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
L.	Collateral — To the extent the Fund or the Subsidiary has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

Effective May 2, 2011, the Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.90%

Next $1.5 billion	0.875%

Next $2.5 billion	0.85%

Next $2.5 billion	0.825%

Next $2.5 billion	0.80%

Over $10 billion	0.775%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management,

Invesco V.I. Balanced-Risk Allocation Fund

Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
  Effective May 2, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of average daily net assets. Prior to May 2, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses to 0.90% and 1.15% for Series I and Series II shares, respectively. Effective January 1, 2012, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses to 0.62% and 0.87% for Series I and Series II shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $703,730.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $344,133 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Balanced-Risk Allocation Fund

  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$11,058,795	$—	$—	$11,058,795

U.S. Treasury Securities	—	13,999,934	—	13,999,934

Money Market Funds	209,536,630	—	—	209,536,630

	$220,595,425	$13,999,934	$—	$234,595,359

Futures*	2,946,344	—	—	2,946,344

Swap Agreements*	—	1,458,540	—	1,458,540

Total Investments	$223,541,769	$15,458,474	$—	$239,000,243

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The following disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts(a)	$658,491	$(1,836,273)

Swap agreements(b)	864,640	—

Interest rate risk
Futures contracts(a)	3,417,980	—

Swap agreements(b)	593,900	—

Market risk
Futures contracts(a)	989,751	(283,605)

	$6,524,762	$(2,119,878)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the Unrealized appreciation on swap agreements.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Commodity risk	$(1,447,729)	$(3,194,608)

Interest rate risk	10,921,466	5,716,320

Market risk	(3,857,374)	—

Change in Unrealized Appreciation (Depreciation)
Commodity risk	$(1,177,782)	$864,640

Interest rate risk	3,433,286	593,900

Market risk	556,599	(146,562)

Total	$8,428,466	$3,833,690

*	The average notional value of futures and swap agreements outstanding during the period was $204,609,974 and $48,482,719, respectively.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,225 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$10,127,848	$1,156,905

Long-term capital gain	4,920,925	389,425

Total distributions	$15,048,773	$1,546,330

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$9,353,715

Undistributed long-term gain	4,013,671

Net unrealized appreciation (depreciation) — investments	(627,440)

Net unrealized appreciation — other investments	3,708,741

Temporary book/tax differences	(16,037)

Shares of beneficial interest	245,936,818

Total net assets	$262,369,468

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward at period-end.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $27,425,156 and $69,294,484, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,913,101

Aggregate unrealized (depreciation) of investment securities	(6,540,541)

Net unrealized appreciation (depreciation) of investment securities	$(627,440)

Cost of investments for tax purposes is $235,222,799.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign futures, swap income and net operating losses, on December 31, 2011, undistributed net investment income was increased by $9,442,105, undistributed net realized gain was decreased by $3,456,088 and shares of beneficial interest decreased by $5,986,017.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	258,487	$2,871,722	—	$58

Series II	12,355,475	139,883,748	2,727,339	33,427,450

Issued as reinvestment of dividends:
Series I	—	—	—	—

Series II	1,398,239	15,045,054	101,831	1,546,330

Issued in connection with acquisitions:(b)
Series I	174,025	1,876,288	—	—

Series II	6,178,799	66,483,294	—	—

Reacquired:
Series I	(45,961)	(505,852)	(8,675)	(108,000)

Series II	(3,202,503)	(36,044,277)	(6,161,080)	(74,115,403)

Net increase (decrease) in share activity	17,116,561	$189,609,977	(3,340,585)	$(39,249,565)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 91% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Global Multi-Asset Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders the Target Fund on April 1, 2011. The acquisition was accomplished by a taxable exchange of 6,352,824 shares of the Fund for 5,245,904 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $68,359,582 was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $73,364,971 and $141,724,553 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$(432,423)
Net realized/unrealized gains	14,147,497

Change in net assets resulting from operations	$13,715,074

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 11—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I*
Year ended 12/31/11	$13.09	$(0.04)	$1.28	$1.24	$(0.10)	$(2.70)	$(2.80)	$11.53	11.00%	$4,472	0.71	%(d)(e)	1.22	%(e)	(0.32	)%(e)	142%
Year ended 12/31/10(f)	12.00	0.10	1.15	1.25	(0.02)	(0.14)	(0.16)	13.09	10.57	17	0.89		1.29		0.88	(g)	444
Eleven months ended 12/31/09(h)	10.00	0.04	2.67	2.71	(0.25)	(0.46)	(0.71)	12.00	28.21	120	0.90	(i)(j)	1.46	(i)(j)	0.41	(g)(i)(j)	87

Series II*
Year ended 12/31/11	13.05	(0.07)	1.27	1.20	(0.06)	(2.70)	(2.76)	11.49	10.61	257,898	0.96	(d)(e)	1.47	(e)	(0.57	)(e)	142
Year ended 12/31/10(f)	12.10	0.07	1.04	1.11	(0.02)	(0.14)	(0.16)	13.05	9.32	75	1.14		1.54		0.59	(g)	444
Eleven months ended 12/31/09(h)	10.00	0.05	2.74	2.79	(0.23)	(0.46)	(0.69)	12.10	27.86 (k)	110	1.15	(i)(j)	1.71	(i)(j)	0.44	(g)(i)(j)	87

*	Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Predecessor Fund”). On such date, holders of the Acquired Fund’s Series I and Series II shares received Series I and Series II shares, respectively of the Fund.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds was 0.04%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,952 and $135,975 for Series I and Series II shares, respectively.
(f)	On June 1, 2010, the Class I and Class II shares of the Predecessor Fund were reorganized into Series I and Series II shares, respectively of the Fund.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed for the year ended December 31, 2010 and the period ending December 31, 2009 was 0.48% and (0.15)% for Series I shares and 0.19% and (0.12)% for Series II shares, respectively.
(h)	Commencement date of January 23, 2009.
(i)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.08% at December 31, 2009.
(j)	Annualized.
(k)	These returns include combined 12b-1 fees and service fees of up to 0.25%.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco V.I. Balanced-Risk Allocation Fund (formerly known as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 17, 2012
Houston, Texas

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2,3]	(12/31/11)	Period[2,4]	Ratio
Series I	$1,000.00	$1,080.60	$3.72	$1,021.63	$3.62	0.71%

Series II	1,000.00	1,079.90	5.03	1,020.37	4.89	0.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective on January 1, 2012, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses to 0.62% and 0.87% for Series I and Series II shares, respectively. The waiver agreement is in effect through at least June 30, 2013. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 0.57% and 0.82% for Series I and Series II shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.99 and $4.30 for Series I and Series II shares, respectively.
[4]	The hypothetical expenses paid restated as if changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.91 and $4.18 for Series I and Series II shares, respectively.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$4,920,925
Corporate Dividends Received Deduction*	4.95%
U.S. Treasury Obligations*	0.05%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Basic Value Fund
Annual Report to Shareholders   ▪   December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIBVA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Basic Value Fund, excluding variable product issuer charges, posted a small loss and underperformed its style-specific benchmark, the Russell 1000 Value Index. The Fund’s underperformance was largely due to a lack of exposure to the utilities sector and an overweight position in the financials sector. Alternatively, an overweight position in the consumer discretionary sector and good stock selection in the energy sector contributed to the Fund’s performance versus its style-specific benchmark. The Fund’s health care holdings were the largest contributors to absolute performance during the year, while its financials holdings were the largest detractors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.05%

Series II Shares	-3.39

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 1000 Value Index▼ (Style-Specific Index)	0.39

Lipper VUF Large-Cap Value Funds Index▼ (Peer Group Index)	-1.70

Source(s): ▼Lipper Inc.

How we invest
We seek to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock picking, as compared to making sector bets, may provide a more consistent path to success. In addition, investors can take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises. We believe that there are four keys to investing: valuation, fundamentals, accounting and psychology.
     The Fund’s primary investable universe includes all U.S. denominated equities. In order to distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of liquid securities that we believe is statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will only initiate a purchase of a security if we believe the potential for stock price appreciation outweighs the potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	If we determine the security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	If our rigorous fundamental analysis determines that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund. We also pay attention to investor psychology, as we believe it is one reason why securities become undervalued and overvalued.
     We look to manage risk through portfolio construction – chiefly through diversification across most major sectors and through the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. Portfolio managers have the final say on construction of the Fund and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as our buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	If we believe the target price has been realized, and if we no longer consider the company undervalued.

■	If we determine that a better value opportunity can be found elsewhere.

■	If our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long term issue.

Market conditions and your Fund
Equity markets were volatile during 2011, and the broad market, as measured by the S&P 500 Index, posted only a small gain. In the first quarter, most major indexes performed very well,

Portfolio Composition
By sector

Financials	32.8%

Consumer Discretionary	21.1

Energy	14.1

Consumer Staples	9.6

Information Technology	7.6

Health Care	6.7

Industrials	3.5

Telecommunication Services	2.2

Materials	1.2

Money Market Funds Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*

1.	Chubb Corp. (The)	6.3%

2.	Omnicom Group Inc.	5.7

3.	Royal Dutch Shell PLC-ADR	4.8

4.	Chevron Corp.	4.3

5.	Time Warner Cable Inc.	4.1

6.	JPMorgan Chase & Co.	3.8

7.	Macy’s, Inc.	3.7

8.	Molson Coors Brewing Co.-Class B	3.7

9.	Procter & Gamble Co. (The)	3.0

10.	Wells Fargo & Co.	3.0

Top Five Industries

1.	Property & Casualty Insurance	15.0%

2.	Integrated Oil & Gas	13.1

3.	Other Diversified Financial Services	6.5

4.	Cable & Satellite	6.3

5.	Diversified Banks	5.9

Total Net Assets	$239.2 million

Total Number of Holdings*	41

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
Invesco V.I. Basic Value Fund

fueled by the second round of “quantitative easing” from the U.S. Federal Reserve. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continued high unemployment and soft housing data.
     Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade of long-term U.S. government debt. Uncertainty created by the downgrade, combined with worries over the sovereign debt crisis in the eurozone, caused fears of a global recession. Despite signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period. Sector performance within the S&P 500 Index was mixed during the year, with the utilities sector leading and the financials sector lagging.
     In this environment, the Fund underperformed the Russell 1000 Value Index. The Fund’s lack of exposure to utilities detracted the most from its relative performance given that this was the best performing sector within the index during the year. We did not find attractive investment opportunities in utilities stocks based on those stocks’ elevated valuations. Indeed, only once in the last 40 years have electric utilities been as expensive as they were, as of the close of the reporting period, relative to the S&P 500 Index.1
     The Fund’s overweight exposure to the financials sector, the worst performing market sector for the year, also detracted from Fund performance versus the Russell 1000 Value Index. More specifically, fears of an economic slowdown and European sovereign debt uncertainties weighed heavily on Fund holdings Bank of America, JP Morgan Chase and Morgan Stanley.
     Unlike many other financials, several of the Fund’s property and casualty insurance holdings posted gains. Indeed, Chubb was one of the largest contributors to the Fund’s performance. Chubb’s attractive franchises, good capital management and favorable valuation – combined with possible early signs of insurance pricing improvement off of trough levels – led to positive performance.
     An overweight position in consumer discretionary stocks and good stock selection in the energy sector contributed to the Fund’s performance versus its style-specific benchmark. Consumer discretionary holding Macy’s helped drive performance as the company improved its operations through localization and enhanced employee training, combined with a high level of free cash flow and an inexpensive valuation. Chevron performed well as the energy company generated some of the industry’s highest returns on capital, combined with an attractive valuation and favorable oil prices.
     Pfizer benefited from good results from a new anti-stroke medicine, Eliquis, and from its announcement that it is considering selling some of its more valuable businesses, such as animal health and consumer. UnitedHealth Group benefited from lower medical utilization as consumers with increasingly higher deductibles become more thoughtful about their health care spending.
     We believe that market volatility over the reporting period created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying companies that we consider extremely undervalued capitalizes on market volatility and periods of down markets as value is created for new investment opportunities.
     Markets experienced increased volatility during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.
     Thank you for your investment in Invesco V.I. Basic Value Fund and for sharing our long-term investment horizon.

1	Source: Empirical Research Partners
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Jason Leder
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Leder earned a B.A. from The University of Texas and an M.B.A. from Columbia University.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Holt earned a B.A. from the University of Iowa and an M.B.A. from the University of Chicago.
Yogi Kak
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2011. Mr. Kak earned a bachelor of technology degree in electrical engineering from the Institute of Technology, Banares Hindu University. He also earned an M.B.A. from Tulane University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 1992. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

Invesco V.I. Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment
Fund and index data from 12/31/01*

1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (9/10/01)		0.67%

10	Years	0.43

5	Years	-5.48

1	Year	-3.05

Series II Shares

Inception (9/10/01)		0.41%

10	Years	0.17

5	Years	-5.74

1	Year	-3.39
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Basic Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Basic Value Fund

Invesco V.I. Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service market of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Basic Value Fund

Schedule of Investments

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.82%(a)
Advertising–5.67%
Omnicom Group Inc.	304,212	$13,561,771

Aerospace & Defense–1.78%
Honeywell International Inc.	78,459	4,264,247

Asset Management & Custody Banks–1.62%
Bank of New York Mellon Corp. (The)	194,348	3,869,469

Automobile Manufacturers–1.63%
Renault S.A. (France)	113,229	3,902,952

Brewers–3.71%
Molson Coors Brewing Co.–Class B	203,856	8,875,890

Cable & Satellite–6.25%
Comcast Corp.–Class A	213,948	5,072,707

Time Warner Cable Inc.	155,321	9,873,756

		14,946,463

Computer Hardware–5.92%
Apple Inc.(b)	13,615	5,514,075

Dell Inc.(b)	204,112	2,986,159

Hewlett-Packard Co.	219,277	5,648,575

		14,148,809

Data Processing & Outsourced Services–1.68%
Western Union Co.	219,508	4,008,216

Department Stores–3.74%
Macy’s, Inc.	278,340	8,956,981

Diversified Banks–5.92%
Comerica Inc.	95,460	2,462,868

U.S. Bancorp	171,122	4,628,850

Wells Fargo & Co.(b)	256,461	7,068,065

		14,159,783

General Merchandise Stores–2.08%
Target Corp.	97,337	4,985,601

Homebuilding–1.76%
Ryland Group, Inc. (The)	267,108	4,209,622

Household Products–3.03%
Procter & Gamble Co. (The)	108,642	7,247,508

Hypermarkets & Super Centers–2.81%
Wal-Mart Stores, Inc.	112,449	6,719,952

Industrial Conglomerates–1.71%
General Electric Co.	228,400	4,090,644

Integrated Oil & Gas–13.10%
Chevron Corp.	97,255	10,347,931

Exxon Mobil Corp.	62,980	5,338,185

Petroleo Brasileiro S.A.–ADR (Brazil)	169,757	4,218,462

Royal Dutch Shell PLC–ADR (United Kingdom)	156,470	11,436,392

		31,340,970

Investment Banking & Brokerage–2.24%
Goldman Sachs Group, Inc. (The)	25,519	2,307,683

Morgan Stanley	201,990	3,056,109

		5,363,792

Life & Health Insurance–1.47%
MetLife, Inc.	112,685	3,513,518

Managed Health Care–2.16%
UnitedHealth Group Inc.	101,986	5,168,651

Oil & Gas Drilling–1.02%
Noble Corp.(b)	80,647	2,437,152

Other Diversified Financial Services–6.53%
Bank of America Corp.	438,012	2,435,347

Citigroup Inc.	153,209	4,030,929

JPMorgan Chase & Co.	275,108	9,147,341

		15,613,617

Pharmaceuticals–4.54%
Bristol-Myers Squibb Co.	108,909	3,837,953

Pfizer Inc.	323,941	7,010,083

		10,848,036

Property & Casualty Insurance–15.01%
Allied World Assurance Co. Holdings AG (Switzerland)(b)	72,171	4,541,721

Allstate Corp. (The)	193,315	5,298,764

Aspen Insurance Holdings Ltd.	248,571	6,587,132

Chubb Corp. (The)	216,718	15,001,220

Travelers Cos., Inc. (The)	75,388	4,460,708

		35,889,545

Steel–1.22%
POSCO–ADR (South Korea)	35,542	2,917,998

Wireless Telecommunication Services–2.22%
Vodafone Group PLC–ADR (United Kingdom)	189,629	5,315,301

Total Common Stocks & Other Equity Interests (Cost $210,982,736)		236,356,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Value Fund

	Shares	Value

Money Market Funds–1.20%
Liquid Assets Portfolio–Institutional Class(c)	1,431,733	$1,431,733

Premier Portfolio–Institutional Class(c)	1,431,733	1,431,733

Total Money Market Funds (Cost $2,863,466)		2,863,466

TOTAL INVESTMENTS–100.02% (Cost $213,846,202)		239,219,954

OTHER ASSETS LESS LIABILITIES–(0.02)%		(37,855)

NET ASSETS–100.00%		$239,182,099

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $210,982,736)	$236,356,488

Investments in affiliated money market funds, at value and cost	2,863,466

Total investments, at value (Cost $213,846,202)	239,219,954

Receivable for:
Fund shares sold	65,383

Dividends	648,247

Investment for trustee deferred compensation and retirement plans	28,008

Total assets	239,961,592

Liabilities:
Payable for:
Fund shares reacquired	444,643

Accrued fees to affiliates	210,809

Accrued other operating expenses	32,304

Trustee deferred compensation and retirement plans	91,737

Total liabilities	779,493

Net assets applicable to shares outstanding	$239,182,099

Net assets consist of:
Shares of beneficial interest	$281,117,108

Undistributed net investment income	3,119,843

Undistributed net realized gain (loss)	(70,428,604)

Unrealized appreciation	25,373,752

$239,182,099

Net Assets:
Series I	$135,644,325

Series II	$103,537,774

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	22,177,087

Series II	17,016,633

Series I:
Net asset value per share	$6.12

Series II:
Net asset value per share	$6.08

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $134,866)	$6,241,973

Dividends from affiliated money market funds	7,686

Total investment income	6,249,659

Expenses:
Advisory fees	1,902,600

Administrative services fees	727,733

Custodian fees	6,741

Distribution fees — Series II	290,544

Transfer agent fees	30,300

Trustees’ and officers’ fees and benefits	28,836

Other	47,953

Total expenses	3,034,707

Less: Fees waived	(10,843)

Net expenses	3,023,864

Net investment income	3,225,795

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $520,464)	13,181,581

Foreign currencies	(1,509)

13,180,072

Change in net unrealized appreciation (depreciation) of investment securities	(23,850,063)

Net realized and unrealized gain (loss)	(10,669,991)

Net increase (decrease) in net assets resulting from operations	$(7,444,196)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$3,225,795	$1,797,336

Net realized gain	13,180,072	1,972,585

Change in net unrealized appreciation (depreciation)	(23,850,063)	17,975,887

Net increase (decrease) in net assets resulting from operations	(7,444,196)	21,745,808

Distributions to shareholders from net investment income:
Series I	(1,326,452)	(1,104,262)

Series II	(702,510)	(467,104)

Total distributions from net investment income	(2,028,962)	(1,571,366)

Share transactions–net:
Series I	(40,031,379)	(56,488,740)

Series II	(25,126,460)	(10,025,853)

Net increase (decrease) in net assets resulting from share transactions	(65,157,839)	(66,514,593)

Net increase (decrease) in net assets	(74,630,997)	(46,340,151)

Net assets:
Beginning of year	313,813,096	360,153,247

End of year (includes undistributed net investment income of $3,119,843 and $1,919,672, respectively)	$239,182,099	$313,813,096

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Basic Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Basic Value Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. Basic Value Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Invesco V.I. Basic Value Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $10,843.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $73,168 for accounting and fund administrative services and reimbursed $654,565 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$235,317,002	$3,902,952	$—	$239,219,954

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities sales of $1,845,703, which resulted in net realized gain of $520,464.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

Invesco V.I. Basic Value Fund

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,028,962	$1,571,366

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$3,210,688

Net unrealized appreciation — investments	23,734,411

Temporary book/tax differences	(90,845)

Capital loss carryforward	(68,789,263)

Shares of beneficial interest	281,117,108

Total net assets	$239,182,099

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $12,040,127 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$28,504,080	$—	$28,504,080

December 31, 2017	32,409,899		32,409,899

December 31, 2018	7,875,284		7,875,284

	$68,789,263	$—	$68,789,263

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Basic Value Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $41,358,302 and $98,335,592, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$44,100,350

Aggregate unrealized (depreciation) of investment securities	(20,365,939)

Net unrealized appreciation of investment securities	$23,734,411

Cost of investments for tax purposes is $215,485,543.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2011, undistributed net investment income was increased by $3,338 and undistributed net realized gain (loss) was decreased by $3,338. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	969,060	$6,229,063	1,839,415	$11,111,452

Series II	2,174,535	13,057,835	4,402,680	25,876,503

Issued as reinvestment of dividends:
Series I	248,399	1,326,452	188,763	1,104,262

Series II	132,299	702,510	80,258	467,104

Reacquired:
Series I	(7,489,282)	(47,586,894)	(11,391,121)	(68,704,454)

Series II	(6,151,667)	(38,886,805)	(6,127,464)	(36,369,460)

Net increase (decrease) in share activity	(10,116,656)	$(65,157,839)	(11,007,469)	$(66,514,593)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Basic Value Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$6.38	$0.08	$(0.28)	$(0.20)	$(0.06)	$—	$(0.06)	$6.12	(3.05)%	$135,644	1.00	%(d)	1.00	%(d)	1.28	%(d)	15%
Year ended 12/31/10	5.98	0.04	0.40	0.44	(0.04)	—	(0.04)	6.38	7.35	181,515	1.00		1.00		0.65		86
Year ended 12/31/09	4.10	0.03	1.94	1.97	(0.09)	—	(0.09)	5.98	48.00	226,282	0.98		0.99		0.59		23
Year ended 12/31/08	12.73	0.10	(6.68)	(6.58)	(0.09)	(1.96)	(2.05)	4.10	(51.77)	157,693	1.03		1.03		0.99		58
Year ended 12/31/07	13.35	0.07	0.17	0.24	(0.08)	(0.78)	(0.86)	12.73	1.62	399,974	0.96		0.99		0.52		25

Series II
Year ended 12/31/11	6.34	0.06	(0.28)	(0.22)	(0.04)	—	(0.04)	6.08	(3.39)	103,538	1.25	(d)	1.25	(d)	1.03	(d)	15
Year ended 12/31/10	5.95	0.02	0.39	0.41	(0.02)	—	(0.02)	6.34	6.94	132,298	1.25		1.25		0.40		86
Year ended 12/31/09	4.07	0.02	1.92	1.94	(0.06)	—	(0.06)	5.95	47.74	133,872	1.23		1.24		0.34		23
Year ended 12/31/08	12.62	0.07	(6.61)	(6.54)	(0.05)	(1.96)	(2.01)	4.07	(51.90)	126,874	1.28		1.28		0.74		58
Year ended 12/31/07	13.24	0.04	0.16	0.20	(0.04)	(0.78)	(0.82)	12.62	1.36	303,628	1.21		1.24		0.27		25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $158,424 and $116,218 for Series I and Series II shares, respectively.

Invesco V.I. Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Basic Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$938.60	$4.98	$1,020.06	$5.19	1.02%

Series II	1,000.00	936.50	6.20	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Basic Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Basic Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Basic Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Basic Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VICAP-AR-1

NOT FDIC INSURED	|	MAY LOSE VALUE	|	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2011, Invesco V.I. Capital Appreciation Fund had negative returns and underperformed versus its style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-7.91%

Series II Shares	-8.12

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 1000 Growth Index▼ (Style-Specific Index)	2.64

Lipper VUF Multi-Cap Growth Funds Category Average▼ (Peer Group)	-3.59

Source: ▼ Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The result of this distillation process is a set of stocks we analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also employ a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction. Our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and dividing the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve, and markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     In this environment, the Fund produced negative absolute returns and underperformed the Russell 1000 Growth Index for the reporting period. The Fund underperformed the style-specific index by the widest margins in the information technology (IT), industrials, consumer discretionary, energy, health care and financials sectors. Underperformance overall was driven predominately by stock selection.

Portfolio Composition
By sector

Information Technology	30.5%

Consumer Discretionary	16.5

Industrials	11.9

Energy	11.2

Health Care	10.2

Consumer Staples	8.3

Materials	3.9

Financials	3.6

Telecommunication Services	2.3

Money Market Funds Plus
Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1.	Apple Inc.	6.9%

2.	Google Inc.-Class A	3.8

3.	DIRECTV-Class A	3.3

4.	QUALCOMM Inc.	2.9

5.	Amazon.com, Inc.	2.8

6.	Halliburton Co.	2.8

7.	MasterCard, Inc.-Class A	2.6

8.	CVS Caremark Corp.	2.5

9.	UnitedHealth Group, Inc.	2.4

10.	JPMorgan Chase & Co.	2.2

Total Net Assets	$531.7 million

Total Number of Holdings*	78
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Capital Appreciation Fund

     For the fiscal year, the Fund underperformed its style-specific index by the widest margin in the IT sector due primarily to stock selection. In this sector, Rovi was the largest detractor from Fund performance. Weakening consumer spending in August, along with fourth quarter guidance that some legacy product revenue was decelerating while newer growth products would be postponed, hurt company performance. Despite these obstacles, we believe long-term growth potential still exists for Rovi, as the company generally benefits from secular tail-winds – such as the transition from analog to digital cable and the growing adoption of connected televisions. Broadcom also detracted from Fund performance during the reporting period. Weak sales of smart-phones and tablets using their semiconductors led management to reduce future earnings expectations. Positions in both Rovi and Broadcom offset the positive performance from two of the largest contributors to Fund performance, Apple and MasterCard.
     In the industrials sector, the Fund’s underperformance was driven by stock selection. One of the largest single detractors to the Fund’s performance was construction and engineering services firm Foster Wheeler. The company missed out on an anticipated contract and, later in the reporting period, was disproportionately affected as energy prices declined. Examples of other holdings that were key detractors from Fund performance included industrial electric equipment producer ABB and commercial truck and engine maker Navistar International. Both companies were affected by wavering sentiment on the prospects for global growth.
     The Fund also underperformed its style-specific index in the consumer discretionary sector, driven again by stock selection. Our position in Amazon detracted from Fund performance due to weak revenue growth late in the reporting period after initial high expectations for the stock. Amazon’s spending was also higher than expected, although directed to building out rapid distribution centers and new products, which may drive future growth.
     In the energy sector, the Fund also underperformed its style-specific index due to stock selection and an emphasis on service providers and exploration companies with higher growth rates, which were down more than the defensive integrated oil companies and broader energy group. These firms included Halliburton, National Oilwell Varco and Weatherford International. We sold our position in National Oilwell Varco before the end of the reporting period.
     Some of the Fund’s underperformance was offset by outperformance from holdings in other sectors. The Fund outperformed by the widest margin in the consumer staples sector, driven by stock selection. Specialty coffeemaker and producer Green Mountain Coffee Roasters benefited from strong revenue and earnings growth, and increasing distribution agreements to use its Keurig single cup brewing system. The stock was sold from the portfolio during the reporting period. Costco Wholesale and beverage company Hansen Natural also contributed to performance.
     As we’ve discussed, the stock market experienced heavy volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco V.I. Capital Appreciation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Capital Appreciation Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in finance from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco V.I. Capital Appreciation Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics.

Invesco V.I. Capital Appreciation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/5/93)		5.30%

10	Years	0.03

5	Years	-3.67

1	Year	-7.91

Series II Shares

Inception (8/21/01)		-0.03%

10	Years	-0.22

5	Years	-3.91

1	Year	-8.12
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.91% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Capital Appreciation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.
Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Appreciation Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service market of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Multi-Cap Growth Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Multi-Cap Growth Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Capital Appreciation Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.36%
Aerospace & Defense–2.62%
Boeing Co. (The)	53,034	$3,890,044

Precision Castparts Corp.	60,983	10,049,388

		13,939,432

Apparel Retail–0.12%
Limited Brands, Inc.	16,469	664,524

Apparel, Accessories & Luxury Goods–0.99%
Coach, Inc.	27,115	1,655,100

Prada S.p.A. (Italy)(b)(c)	347,300	1,562,230

Prada S.p.A. (Italy)(c)	455,500	2,048,936

		5,266,266

Application Software–1.19%
Citrix Systems, Inc.(c)	103,927	6,310,447

Asset Management & Custody Banks–1.40%
BlackRock, Inc.	41,690	7,430,826

Auto Parts & Equipment–0.30%
BorgWarner, Inc.(c)	24,815	1,581,708

Automotive Retail–0.57%
AutoZone, Inc.(c)	9,322	3,029,370

Biotechnology–1.90%
Celgene Corp.(c)	60,331	4,078,376

Gilead Sciences, Inc.(c)	147,744	6,047,162

		10,125,538

Cable & Satellite–4.45%
Comcast Corp.–Class A	265,532	6,295,764

DIRECTV–Class A(c)	406,260	17,371,677

		23,667,441

Casinos & Gaming–0.79%
Las Vegas Sands Corp.(c)	98,801	4,221,767

Communications Equipment–3.61%
F5 Networks, Inc.(c)	21,252	2,255,262

Juniper Networks, Inc.(c)	68,044	1,388,778

QUALCOMM Inc.	284,420	15,557,774

		19,201,814

Computer Hardware–6.94%
Apple Inc.(c)	91,142	36,912,510

Computer Storage & Peripherals–3.37%
EMC Corp.(c)	535,947	11,544,298

NetApp, Inc.(c)	119,966	4,351,167

SanDisk Corp.(c)	40,721	2,003,881

		17,899,346

Construction & Engineering–1.09%
Foster Wheeler AG (Switzerland)(c)	301,569	5,772,031

Construction & Farm Machinery & Heavy Trucks–1.47%
Cummins Inc.	68,759	6,052,167

Navistar International Corp.(c)	46,304	1,753,996

		7,806,163

Data Processing & Outsourced Services–2.61%
MasterCard, Inc.–Class A	37,275	13,896,866

Department Stores–1.83%
Macy’s, Inc.	301,947	9,716,654

Drug Retail–2.48%
CVS Caremark Corp.	323,205	13,180,300

Fertilizers & Agricultural Chemicals–1.56%
Monsanto Co.	69,173	4,846,952

Mosaic Co. (The)	68,288	3,443,764

		8,290,716

Food Retail–0.50%
Kroger Co. (The)	109,697	2,656,861

Footwear–1.02%
NIKE, Inc.–Class B	56,437	5,438,834

General Merchandise Stores–0.34%
Dollar Tree, Inc.(c)	21,701	1,803,570

Gold–2.32%
Barrick Gold Corp. (Canada)	69,568	3,147,952

Goldcorp, Inc. (Canada)	208,072	9,207,186

		12,355,138

Health Care Distributors–0.16%
Cardinal Health, Inc.	21,347	866,902

Health Care Equipment–0.40%
Baxter International Inc.	43,362	2,145,552

Health Care Services–1.40%
Express Scripts, Inc.(c)	166,165	7,425,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

	Shares	Value

Health Care Technology–0.82%
Allscripts Healthcare Solutions, Inc.(c)	230,011	$4,356,408

Heavy Electrical Equipment–1.88%
ABB Ltd. (Switzerland)(c)	141,930	2,671,766

ABB Ltd.–ADR (Switzerland)(c)	388,390	7,313,383

		9,985,149

Home Improvement Retail–0.67%
Home Depot, Inc. (The)	84,607	3,556,878

Hotels, Resorts & Cruise Lines–0.63%
Starwood Hotels & Resorts Worldwide, Inc.	70,020	3,358,859

Household Products–2.05%
Procter & Gamble Co. (The)	163,702	10,920,560

Hypermarkets & Super Centers–0.78%
Costco Wholesale Corp.	49,535	4,127,256

Industrial Conglomerates–1.60%
Danaher Corp.	181,021	8,515,228

Industrial Machinery–0.72%
Ingersoll-Rand PLC (Ireland)	126,153	3,843,882

Integrated Oil & Gas–2.16%
Exxon Mobil Corp.	47,767	4,048,731

Occidental Petroleum Corp.	79,429	7,442,497

		11,491,228

Internet Retail–2.79%
Amazon.com, Inc.(c)	85,692	14,833,285

Internet Software & Services–5.47%
Baidu, Inc.–ADR (China)(c)	34,395	4,005,986

eBay Inc.(c)	160,982	4,882,584

Google Inc.–Class A(c)	31,290	20,210,211

		29,098,781

IT Consulting & Other Services–3.43%
Accenture PLC–Class A (Ireland)	148,065	7,881,500

Cognizant Technology Solutions Corp.–Class A(c)	160,826	10,342,720

		18,224,220

Life Sciences Tools & Services–1.47%
Agilent Technologies, Inc.(c)	223,216	7,796,935

Managed Health Care–2.36%
UnitedHealth Group Inc.	247,582	12,547,456

Oil & Gas Drilling–1.44%
Ensco PLC–ADR (United Kingdom)	162,865	7,641,626

Oil & Gas Equipment & Services–4.87%
Cameron International Corp.(c)	109,469	5,384,780

Halliburton Co.	433,690	14,966,642

Weatherford International Ltd.(c)	379,619	5,557,622

		25,909,044

Oil & Gas Exploration & Production–2.78%
Anadarko Petroleum Corp.	144,973	11,065,789

Noble Energy, Inc.	39,160	3,696,312

		14,762,101

Other Diversified Financial Services–2.24%
JPMorgan Chase & Co.	358,444	11,918,263

Packaged Foods & Meats–0.30%
Mead Johnson Nutrition Co.	23,253	1,598,179

Pharmaceuticals–1.64%
Allergan, Inc.	99,424	8,723,462

Railroads–1.57%
Union Pacific Corp.	78,849	8,353,263

Restaurants–1.94%
Krispy Kreme Doughnuts Inc.–Wts., expiring 03/02/12(d)	1,194	72

Starbucks Corp.	224,609	10,334,260

		10,334,332

Semiconductors–1.53%
Broadcom Corp.–Class A(c)	225,046	6,607,350

Xilinx, Inc.	47,830	1,533,430

		8,140,780

Soft Drinks–2.22%
Coca-Cola Co. (The)	128,488	8,990,305

Hansen Natural Corp.(c)	30,434	2,804,189

		11,794,494

Systems Software–2.33%
Check Point Software Technologies Ltd. (Israel)(c)	87,385	4,591,208

Oracle Corp.	41,902	1,074,786

Rovi Corp.(c)	272,654	6,701,836

		12,367,830

Trucking–0.92%
J.B. Hunt Transport Services, Inc.	107,993	4,867,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

	Shares	Value

Wireless Telecommunication Services–2.32%
America Movil SAB de C.V.–Series L–ADR (Mexico)	134,919	$3,049,170

American Tower Corp.–Class A	154,428	9,267,224

		12,316,394

Total Common Stocks & Other Equity Interests (Cost $466,669,459)		522,989,628

Money Market Funds–1.64%
Liquid Assets Portfolio–Institutional Class(e)	4,368,252	4,368,252

Premier Portfolio–Institutional Class(e)	4,368,253	4,368,253

Total Money Market Funds (Cost $8,736,505)		8,736,505

TOTAL INVESTMENTS–100.00% (Cost $475,405,964)		531,726,133

OTHER ASSETS LESS LIABILITIES–0.00%		15,945

NET ASSETS–100.00%		$531,742,078

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2011 represented 0.29% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	Non-income producing security acquired through a corporate action.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $466,669,459)	$522,989,628

Investments in affiliated money market funds, at value and cost	8,736,505

Total investments, at value (Cost $475,405,964)	531,726,133

Receivable for:
Investments sold	2,363,469

Fund shares sold	100,509

Dividends	203,784

Investment for trustee deferred compensation and retirement plans	134,932

Other assets	388

Total assets	534,529,215

Liabilities:
Payable for:
Investments purchased	1,739,199

Fund shares reacquired	298,716

Accrued fees to affiliates	415,382

Accrued other operating expenses	39,637

Trustee deferred compensation and retirement plans	294,203

Total liabilities	2,787,137

Net assets applicable to shares outstanding	$531,742,078

Net assets consist of:
Shares of beneficial interest	$706,507,315

Undistributed net investment income (loss)	(289,869)

Undistributed net realized gain (loss)	(230,795,537)

Unrealized appreciation	56,320,169

$531,742,078

Net Assets:
Series I	$383,916,540

Series II	$147,825,538

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	17,925,665

Series II	7,020,795

Series I:
Net asset value per share	$21.42

Series II:
Net asset value per share	$21.06

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $37,724)	$5,922,067

Dividends from affiliated money market funds (includes securities lending income of $4,376)	19,737

Total investment income	5,941,804

Expenses:
Advisory fees	3,863,883

Administrative services fees	1,602,073

Custodian fees	22,757

Distribution fees — Series II	428,792

Transfer agent fees	62,019

Trustees’ and officers’ fees and benefits	45,137

Other	65,226

Total expenses	6,089,887

Less: Fees waived	(22,772)

Net expenses	6,067,115

Net investment income (loss)	(125,311)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $149,410)	57,777,721

Foreign currencies	57,222

57,834,943

Change in net unrealized appreciation (depreciation) of investment securities	(103,856,532)

Net realized and unrealized gain (loss)	(46,021,589)

Net increase (decrease) in net assets resulting from operations	$(46,146,900)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(125,311)	$735,384

Net realized gain	57,834,943	45,392,890

Change in net unrealized appreciation (depreciation)	(103,856,532)	47,561,475

Net increase (decrease) in net assets resulting from operations	(46,146,900)	93,689,749

Distributions to shareholders from net investment income:
Series I	(666,196)	(3,537,619)

Series II	—	(915,129)

Total distributions from net investment income	(666,196)	(4,452,748)

Share transactions–net:
Series I	(80,956,764)	(78,894,363)

Series II	(24,185,092)	(32,232,888)

Net increase (decrease) in net assets resulting from share transactions	(105,141,856)	(111,127,251)

Net increase (decrease) in net assets	(151,954,952)	(21,890,250)

Net assets:
Beginning of year	683,697,030	705,587,280

End of year (includes undistributed net investment income (loss) of $(289,869) and $379,618, respectively)	$531,742,078	$683,697,030

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Capital Appreciation Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. Capital Appreciation Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.65%

Over $250 million	0.60%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following

Invesco V.I. Capital Appreciation Fund

expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $22,772.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $153,324 for accounting and fund administrative services and reimbursed $1,448,749 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$528,114,967	$3,611,166	$—	$531,726,133

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $12,754,416 and securities sales of $8,049,534, which resulted in net realized gains of $149,410.

Invesco V.I. Capital Appreciation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,943 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$666,196	$4,452,748

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$53,902,447

Temporary book/tax differences	(289,869)

Capital loss carryforward	(228,377,815)

Shares of beneficial interest	706,507,315

Total net assets	$531,742,078

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $56,271,633 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$228,377,815	$—	$228,377,815

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Capital Appreciation Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $787,064,070 and $882,059,722, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$85,530,142

Aggregate unrealized (depreciation) of investment securities	(31,627,695)

Net unrealized appreciation of investment securities	$53,902,447

Cost of investments for tax purposes is $477,823,686.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2011, undistributed net investment income (loss) was increased by $122,020, undistributed net realized gain (loss) was decreased by $15,904 and shares of beneficial interest decreased by $106,116. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	490,125	$11,275,302	587,627	$12,238,362

Series II	421,024	9,533,391	512,761	10,258,765

Issued as reinvestment of dividends:
Series I	32,168	666,196	170,899	3,537,619

Series II	—	—	44,903	915,129

Reacquired:
Series I	(3,993,846)	(92,898,262)	(4,572,413)	(94,670,344)

Series II	(1,480,197)	(33,718,483)	(2,127,908)	(43,406,782)

Net increase (decrease) in share activity	(4,530,726)	$(105,141,856)	(5,384,131)	$(111,127,251)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Capital Appreciation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset			securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income (loss)		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/11	$23.30	$0.01	(c)	$(1.85)	$(1.84)	$(0.04)	$21.42	(7.91)%	$383,917	0.91	%(d)	0.91	%(d)	0.06	%(d)	128%
Year ended 12/31/10	20.33	0.04	(c)	3.09	3.13	(0.16)	23.30	15.49	498,493	0.90		0.91		0.19		56
Year ended 12/31/09	16.89	0.14	(c)	3.42	3.56	(0.12)	20.33	21.08	512,540	0.90		0.91		0.79		85
Year ended 12/31/08	29.37	0.09	(c)	(12.57)	(12.48)	—	16.89	(42.49)	492,079	0.91		0.91		0.37		103
Year ended 12/31/07	26.22	0.01		3.14	3.15	—	29.37	12.01	1,086,677	0.88		0.88		0.03		71

Series II
Year ended 12/31/11	22.92	(0.04	)(c)	(1.82)	(1.86)	—	21.06	(8.12)	147,826	1.16	(d)	1.16	(d)	(0.19	)(d)	128
Year ended 12/31/10	20.00	(0.01	)(c)	3.04	3.03	(0.11)	22.92	15.21	185,204	1.15		1.16		(0.06)		56
Year ended 12/31/09	16.61	0.09	(c)	3.35	3.44	(0.05)	20.00	20.72	193,047	1.15		1.16		0.54		85
Year ended 12/31/08	28.95	0.03	(c)	(12.37)	(12.34)	—	16.61	(42.63)	176,794	1.16		1.16		0.12		103
Year ended 12/31/07	25.91	(0.07)		3.11	3.04	—	28.95	11.73	349,294	1.13		1.13		(0.22)		71

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $451,630 and $171,517 for Series I and Series II shares, respectively.

NOTE 12—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Capital Growth Fund (the “Acquiring Fund”).
  The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

Invesco V.I. Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$879.00	$4.36	$1,020.57	$4.69	0.92%

Series II	1,000.00	878.20	5.54	1,019.31	5.96	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	98.53%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Capital Appreciation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Capital Appreciation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Development Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VICDV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
On March 22, 2011, James Leach joined the Fund’s management team as portfolio manager. On the same date, Paul Rasplicka left the Fund’s management team.
     For the fiscal year ended December 31, 2011, Invesco V.I. Capital Development Fund had negative returns and underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     The Fund underperformed the broad market, as represented by the S&P 500 Index, as mid-cap stocks generally underperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-7.16%

Series II Shares	-7.37

S&P 500 Index▼ (Broad Market Index)	2.09

Russell Midcap Growth Index▼ (Style-Specific Index)	-1.65

Lipper VUF Mid-Cap Growth Funds Index▼ (Peer Group Index)	-4.69

Source(s):▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The result of this distillation process is a set of stocks we analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also employ a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction. Our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and dividing the portfolio between stable growth stocks and catalyst-driven stocks.

     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve, and markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.

Portfolio Composition
By sector

Consumer Discretionary	22.0%

Information Technology	18.5

Industrials	16.9

Health Care	16.6

Energy	9.1

Materials	5.9

Consumer Staples	3.3

Telecommunication Services	3.0

Financials	2.8

Money Market Funds Plus
Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1.	Cameron International Corp.	2.4%

2.	Kansas City Southern	2.4

3.	DaVita, Inc.	2.3

4.	Amphenol Corp.-Class A	2.1

5.	Airgas, Inc.	2.0

6.	Whiting Petroleum Corp.	2.0

7.	Aetna Inc.	2.0

8.	Church & Dwight Co., Inc.	2.0

9.	PetSmart, Inc.	2.0

10.	Discovery Communications, Inc.
	-Class A	2.0

Total Net Assets	$193.6 million

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Capital Development Fund

     In this environment, the Fund produced negative absolute returns and underperformed the Russell Midcap Growth Index for the fiscal year. The Fund underperformed by the widest margins in the consumer discretionary, industrials, consumer staples and telecommunication services sectors. Some of this underperformance was offset by outperformance in other sectors, including financials and information technology (IT).
     The Fund underperformed most significantly in the consumer discretionary sector, primarily driven by stock selection. In this sector, clothing retailer Abercrombie & Fitch detracted from Fund performance. The company’s exposure to Europe, amid ongoing austerity and debt concerns, hurt stock performance. Internet-based publishing and production service Shutterfly also detracted from Fund performance as management guided down its earnings outlook late in the year. Both of these holdings were sold during the reporting period. Hotel operator Starwood Hotels was also a detractor for the fiscal year; its revenues tend to be correlated to economic growth, and sentiment turned mostly negative during the reporting period. The negative effect of these holdings offset the contribution to Fund performance from ULTA Salon, Cosmetics & Fragrance, which was the Fund’s top contributor.
     The industrials sector was another area of weakness for the Fund due to stock selection and an overweight position in the underperforming sector. Holdings that detracted from Fund performance included construction equipment manufacturer Terex and commercial truck and engine maker Navistar International. Both companies were affected by wavering sentiment on the prospects for global growth. Construction and engineering services firm Foster Wheeler also detracted from Fund performance. The company did not win an anticipated contract and, later in the reporting period, was disproportionately affected as energy prices declined. Terex and Foster Wheeler were both sold during the reporting period.
     Investors sought stability during the reporting period and rotated into the more defensive consumer staples sector. Returns for this sector were higher than most other sectors, and the Fund’s underweight position detracted from Fund performance.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector, due to stock selection and an underweight position. One holding that made a positive contribution to performance was commercial real estate brokerage firm CB Richard Ellis, as investors reacted positively to news of increasing property sales and leasing in the U.S. and abroad. Discover Financial Services and Moody’s contributed to Fund performance, with Moody’s benefiting from the significant tailwind of new debt issuance during the year. Our holdings in CB Richard Ellis and Moody’s were both sold during the reporting period.
     Outperformance in the IT sector was a result of strong stock selection. Data warehousing solution provider Teradata, middleware provider TIBCO Software and semiconductor capital equipment designer KLA-Tencor all contributed to Fund performance during the year. All three stocks were sold during the reporting period in favor of new opportunities.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco V.I. Capital Development Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Leach
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Capital Development Fund. He joined Invesco in 2011. Mr. Leach earned a B.S. in mechanical engineering from the University of California and an M.B.A. from the Stern School of Business at New York University.

Invesco V.I. Capital Development Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/1/98)		4.12%

10	Years	3.77

5	Years	-1.61

1	Year	-7.16

Series II Shares

Inception (8/21/01)		3.43%

10	Years	3.51

5	Years	-1.85

1	Year	-7.37
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Capital Development Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.
Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Capital Development Fund

Invesco V.I. Capital Development Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Capital Development Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks–98.06%
Aerospace & Defense–1.08%
Triumph Group, Inc.	35,825	$2,093,971

Air Freight & Logistics–1.57%
C.H. Robinson Worldwide, Inc.	43,643	3,045,409

Apparel, Accessories & Luxury Goods–2.85%
Coach, Inc.	53,390	3,258,926

Michael Kors Holdings Ltd.(b)	82,646	2,252,103

		5,511,029

Application Software–0.86%
Citrix Systems, Inc.(b)	27,317	1,658,688

Asset Management & Custody Banks–1.21%
Affiliated Managers Group, Inc.(b)	24,382	2,339,453

Auto Parts & Equipment–3.10%
BorgWarner, Inc.(b)(c)	35,910	2,288,903

Gentex Corp.	125,611	3,716,830

		6,005,733

Automobile Manufacturers–1.11%
Tesla Motors, Inc.(b)(c)	75,380	2,152,853

Biotechnology–2.59%
BioMarin Pharmaceutical Inc.(b)	81,832	2,813,384

United Therapeutics Corp.(b)	46,687	2,205,961

		5,019,345

Broadcasting–1.98%
Discovery Communications, Inc.–Class A(b)	93,483	3,829,998

Communications Equipment–2.57%
F5 Networks, Inc.(b)	18,542	1,967,677

Juniper Networks, Inc.(b)	88,722	1,810,816

Sycamore Networks, Inc.(b)	67,425	1,206,908

		4,985,401

Computer Storage & Peripherals–1.58%
NetApp, Inc.(b)	32,076	1,163,396

Western Digital Corp.(b)	61,289	1,896,895

		3,060,291

Construction & Engineering–1.16%
MasTec Inc.(b)	129,200	2,244,204

Construction & Farm Machinery & Heavy Trucks–2.61%
AGCO Corp.(b)	63,671	2,735,943

Navistar International Corp.(b)	60,990	2,310,301

		5,046,244

Consumer Finance–1.61%
Discover Financial Services	129,591	3,110,184

Electrical Components & Equipment–1.59%
Cooper Industries PLC (Ireland)	56,674	3,068,897

Electronic Components–2.10%
Amphenol Corp.–Class A	89,718	4,072,300

Fertilizers & Agricultural Chemicals–1.41%
Intrepid Potash, Inc.(b)	120,463	2,726,078

Footwear–1.05%
Deckers Outdoor Corp.(b)	26,901	2,032,909

General Merchandise Stores–1.64%
Dollar Tree, Inc.(b)	38,098	3,166,325

Health Care Equipment–1.36%
CareFusion Corp.(b)	103,982	2,642,183

Health Care Facilities–3.06%
Brookdale Senior Living Inc.(b)	140,491	2,443,138

Universal Health Services, Inc.–Class B	89,417	3,474,745

		5,917,883

Health Care Services–4.98%
DaVita, Inc.(b)	59,325	4,497,428

Express Scripts, Inc.(b)	66,828	2,986,544

HMS Holdings Corp.(b)	67,546	2,160,121

		9,644,093

Health Care Technology–1.51%
Allscripts Healthcare Solutions, Inc.(b)	154,345	2,923,294

Hotels, Resorts & Cruise Lines–1.49%
Starwood Hotels & Resorts Worldwide, Inc.	60,200	2,887,794

Household Products–1.99%
Church & Dwight Co., Inc.	84,032	3,845,304

Human Resource & Employment Services–1.32%
Robert Half International, Inc.	89,647	2,551,354

Industrial Gases–2.02%
Airgas, Inc.	50,095	3,911,418

Industrial Machinery–3.48%
Flowserve Corp.	30,044	2,983,970

Gardner Denver Inc.	48,778	3,758,833

		6,742,803

Internet Software & Services–1.61%
Equinix, Inc.(b)	30,832	3,126,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

	Shares	Value

IT Consulting & Other Services–1.60%
Cognizant Technology Solutions Corp.–Class A(b)	38,070	$2,448,282

Gartner, Inc.(b)	18,916	657,709

		3,105,991

Managed Health Care–3.05%
Aetna Inc.	92,374	3,897,259

Aveta, Inc.(b)(d)	237,251	2,016,634

		5,913,893

Movies & Entertainment–1.29%
Cinemark Holdings, Inc.	135,366	2,502,917

Oil & Gas Drilling–0.59%
Patterson-UTI Energy, Inc.	57,269	1,144,235

Oil & Gas Equipment & Services–4.36%
Cameron International Corp.(b)	96,180	4,731,094

Key Energy Services, Inc.(b)	110,824	1,714,447

Weatherford International Ltd.(b)	136,459	1,997,760

		8,443,301

Oil & Gas Exploration & Production–4.14%
Cabot Oil & Gas Corp.	45,312	3,439,181

Sanchez Energy Corp.(b)(c)	38,946	672,208

Whiting Petroleum Corp.(b)	83,494	3,898,335

		8,009,724

Packaged Foods & Meats–1.34%
H.J. Heinz Co.	48,136	2,601,269

Railroads–2.41%
Kansas City Southern(b)	68,486	4,657,733

Restaurants–1.70%
Panera Bread Co.–Class A(b)	23,298	3,295,502

Semiconductor Equipment–0.84%
Lam Research Corp.(b)	43,920	1,625,918

Semiconductors–5.18%
Altera Corp.	89,440	3,318,224

Avago Technologies Ltd. (Singapore)	67,523	1,948,714

Linear Technology Corp.	89,741	2,694,922

LSI Corp.(b)	347,251	2,066,143

		10,028,003

Specialized Consumer Services–0.73%
Coinstar, Inc.(b)(c)	31,133	1,420,910

Specialty Chemicals–2.49%
Albemarle Corp.	53,541	2,757,897

LyondellBasell Industries N.V.–Class A (Netherlands)	63,252	2,055,057

		4,812,954

Specialty Stores–5.08%
Dick’s Sporting Goods, Inc.	78,882	2,909,168

PetSmart, Inc.	74,954	3,844,391

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	47,543	3,086,491

		9,840,050

Systems Software–0.96%
Check Point Software Technologies Ltd. (Israel)(b)	35,497	1,865,012

Technology Distributors–1.15%
Avnet, Inc.(b)	71,685	2,228,687

Trucking–1.69%
J.B. Hunt Transport Services, Inc.	72,443	3,265,006

Wireless Telecommunication Services–2.97%
NII Holdings Inc.(b)	98,771	2,103,822

SBA Communications Corp.–Class A(b)	84,821	3,643,910

		5,747,732

Total Common Stocks (Cost $177,302,102)		189,870,640

Money Market Funds–1.73%
Liquid Assets Portfolio–Institutional Class(e)	1,676,664	1,676,664

Premier Portfolio–Institutional Class(e)	1,676,665	1,676,665

Total Money Market Funds (Cost $3,353,329)		3,353,329

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.79% (Cost $180,655,431)		193,223,969

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.21%
Liquid Assets Portfolio–Institutional Class (Cost $4,284,449)(e)(f)	4,284,449	4,284,449

TOTAL INVESTMENTS–102.00% (Cost $184,939,880)		197,508,418

OTHER ASSETS LESS LIABILITIES–(2.00)%		(3,880,291)

NET ASSETS–100.00%		$193,628,127

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2011.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2011 represented 1.04% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $177,302,102)*	$189,870,640

Investments in affiliated money market funds, at value and cost	7,637,778

Total investments, at value (Cost $184,939,880)	197,508,418

Receivable for:
Investments sold	696,028

Fund shares sold	44,131

Dividends	116,522

Investment for trustee deferred compensation and retirement plans	50,279

Total assets	198,415,378

Liabilities:
Payable for:
Fund shares reacquired	202,496

Collateral upon return of securities loaned	4,284,449

Accrued fees to affiliates	177,996

Accrued other operating expenses	33,393

Trustee deferred compensation and retirement plans	88,917

Total liabilities	4,787,251

Net assets applicable to shares outstanding	$193,628,127

Net assets consist of:
Shares of beneficial interest	$236,418,607

Undistributed net investment income (loss)	(86,599)

Undistributed net realized gain (loss)	(55,272,392)

Unrealized appreciation	12,568,511

$193,628,127

Net Assets:
Series I	$112,296,883

Series II	$81,331,244

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	9,019,882

Series II	6,743,207

Series I:
Net asset value per share	$12.45

Series II:
Net asset value per share	$12.06

*	At December 31, 2011, securities with an aggregate value of $4,174,866 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $48,392)	$1,713,482

Dividends from affiliated money market funds (includes securities lending income of $29,879)	36,662

Total investment income	1,750,144

Expenses:
Advisory fees	1,626,496

Administrative services fees	601,926

Custodian fees	18,795

Distribution fees — Series II	238,337

Transfer agent fees	35,213

Trustees’ and officers’ fees and benefits	27,156

Other	71,860

Total expenses	2,619,783

Less: Fees waived	(12,792)

Net expenses	2,606,991

Net investment income (loss)	(856,847)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,322,373)	21,932,463

Foreign currencies	21

21,932,484

Change in net unrealized appreciation (depreciation) of:
Investment securities	(46,143,284)

Foreign currencies	(135)

(46,143,419)

Net realized and unrealized gain (loss)	(24,210,935)

Net increase (decrease) in net assets resulting from operations	$(25,067,782)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(856,847)	$(470,655)

Net realized gain	21,932,484	23,142,942

Change in net unrealized appreciation (depreciation)	(46,143,419)	5,835,983

Net increase (decrease) in net assets resulting from operations	(25,067,782)	28,508,270

Share transactions–net:
Series I	47,766,607	(12,617,550)

Series II	(4,817,752)	(16,250,389)

Net increase (decrease) in net assets resulting from share transactions	42,948,855	(28,867,939)

Net increase (decrease) in net assets	17,881,073	(359,669)

Net assets:
Beginning of year	175,747,054	176,106,723

End of year (includes undistributed net investment income (loss) of $(86,599) and $(51,861), respectively)	$193,628,127	$175,747,054

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Capital Development Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and

Invesco V.I. Capital Development Fund

make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or

Invesco V.I. Capital Development Fund

debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 2, 2011, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.745%

Next $100 million	0.73%

Over $350 million	0.625%

  Prior to May 2, 2011, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.75%

Over $350 million	0.625%

  Also prior to May 2, 2011, the Adviser had contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

Invesco V.I. Capital Development Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $12,792.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $60,108 for accounting and fund administrative services and reimbursed $541,818 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$195,491,784	$2,016,634	$—	$197,508,418

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

Invesco V.I. Capital Development Fund

common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $6,083,616 and securities sales of $7,174,591, which resulted in net realized gains of $1,322,373.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,371 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$12,239,409

Net unrealized appreciation (depreciation) — other investments	(27)

Temporary book/tax differences	(86,599)

Capital loss carryforward	(54,943,263)

Shares of beneficial interest	236,418,607

Total net assets	$193,628,127

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $ 42,247,554 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund utilized $ 21,958,257 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2015	$4,972,522	$—	$4,972,522

December 31, 2016	23,511,984	—	23,511,984

December 31, 2017	26,458,757	—	26,458,757

Total capital loss carryforward	$54,943,263	$—	$54,943,263

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Dynamics Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco V.I. Capital Development Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $333,704,625 and $315,253,426, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$23,382,697

Aggregate unrealized (depreciation) of investment securities	(11,143,288)

Net unrealized appreciation of investment securities	$12,239,409

Cost of investments for tax purposes is $185,269,009.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2011, undistributed net investment income (losses) was increased by $846,110, undistributed net realized gain (loss) was increased by $41 and shares of beneficial interest decreased by $846,151. Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. Dynamics Fund into the Fund, undistributed net investment income (loss) was decreased by $24,001, undistributed net realized gain (loss) was decreased by $23,771,407 and shares of beneficial interest increased by $23,795,408. These reclassifications had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	4,950,569	$69,861,938	985,705	$11,570,756

Series II	2,003,550	26,759,687	838,860	9,669,323

Issued in connection with acquisitions:(b)
Series I	4,084,698	61,763,293	—	—

Series II	675	9,893	—	—

Reacquired:
Series I	(6,179,608)	(83,858,624)	(2,070,684)	(24,188,306)

Series II	(2,411,144)	(31,587,332)	(2,263,580)	(25,919,712)

Net increase (decrease) in share activity	2,448,740	$42,948,855	(2,509,699)	$(28,867,939)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Dynamics Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 4,085,373 shares of the Fund for 3,130,800 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on April 29, 2011. The Target Fund’s net assets at that date of $61,773,186 including $13,383,842 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $228,323,159 and $290,096,345 immediately after the acquisition.
     The pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income (loss)	$(868,058)
Net realized/unrealized gains (losses)	(17,700,362)

Change in net assets resulting from operations	$(18,568,420)
     The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Capital Development Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset	Net	securities		Distributions				net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$13.41	$(0.04)	$(0.92)	$(0.96)	$—	$12.45	(7.16)%	$112,297	1.08	%(d)	1.09	%(d)	(0.28	)%(d)	161%
Year ended 12/31/10	11.29	(0.02)	2.14	2.12	—	13.41	18.78	82,665	1.08		1.09		(0.14)		79
Year ended 12/31/09	7.93	(0.04)	3.40	3.36	—	11.29	42.37	81,866	1.10		1.11		(0.41)		102
Year ended 12/31/08	18.85	(0.05)	(8.88)	(8.93)	(1.99)	7.93	(47.03)	61,986	1.10		1.11		(0.38)		99
Year ended 12/31/07	18.43	(0.10)	2.14	2.04	(1.62)	18.85	10.84	149,776	1.05		1.06		(0.47)		109

Series II
Year ended 12/31/11	13.02	(0.07)	(0.89)	(0.96)	—	12.06	(7.37)	81,331	1.33	(d)	1.34	(d)	(0.53	)(d)	161
Year ended 12/31/10	10.99	(0.04)	2.07	2.03	—	13.02	18.47	93,082	1.33		1.34		(0.39)		79
Year ended 12/31/09	7.74	(0.06)	3.31	3.25	—	10.99	41.99	94,241	1.35		1.36		(0.66)		102
Year ended 12/31/08	18.53	(0.09)	(8.71)	(8.80)	(1.99)	7.74	(47.13)	80,473	1.35		1.36		(0.63)		99
Year ended 12/31/07	18.19	(0.15)	2.11	1.96	(1.62)	18.53	10.55	190,815	1.30		1.31		(0.72)		109

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $47,957,386 and sold of $37,916,746 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dynamics Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $122,525 and $95,335 for Series I and Series II shares, respectively.

NOTE 12—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Mid Cap Growth Fund (the “Acquiring Fund”).
  The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

Invesco V.I. Capital Development Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Capital Development Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Capital Development Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$856.30	$5.15	$1,019.66	$5.60	1.10%

Series II	1,000.00	855.30	6.31	1,018.40	6.87	1.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Capital Development Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Capital Development Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Capital Development Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Capital Development Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Capital Development Fund

Invesco V.I. Core Equity Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VICEQ-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Invesco V.I. Core Equity Fund delivered a slightly negative return for the fiscal year ended December 31, 2011, and trailed the broad market, as measured by the S&P 500 Index, as well as its style-specific benchmark, the Russell 1000 Index. Top contributors to the Fund’s returns were holdings in the consumer staples and information technology (IT) sectors, while energy was the largest detractor. Additionally, our comparative results versus the Russell 1000 Index were adversely affected by investments in the health care sector, while stock selection in the financials sector helped performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.06%

Series II Shares	-0.29

S&P 500 Index▼(Broad Market Index)	2.09

Russell 1000 Index▼(Style-Specific Index)	1.50

Lipper VUF Large-Cap Core Funds Index▼(Peer Group Index)	-2.10

Source(s): ▼ Lipper Inc.

How we invest
We manage your Fund with the objective of achieving long-run realized investor returns exceeding those of the passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak-to-peak. As fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by delivering a smoother (less volatile) investor experience – especially in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on downside protection during more turbulent, down-trending markets. We position the Fund to act as a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets.
     The Fund’s portfolio is composed of what we call core stocks. A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.
     To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments comprises three phases: financial, business and valuation.
     Financial analysis provides insights into ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both financial and business analyses serve as a basis to construct valuation models that help us assess a company’s intrinsic worth. Finally, our valuation analysis employs three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investment opportunity exists.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve, and markets rose through the first quarter of 2011. Thereafter, volatility drastically increased due to civil unrest in Egypt and Libya, and the devastating earthquake and tsunami in Japan. Corporate earnings were largely positive, but often overshadowed by investor concerns about continuing high unemployment, lack of consumer spending and soft housing data. At the same time, the sovereign debt crisis intensified in the eurozone region, and growth in developed economies decelerated, weighing on investor sentiment and prompting fears of a global recession. Despite occasional signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     In this environment, most major U.S. equity indexes delivered underwhelming results for the fiscal year. The Dow Jones Industrial Average and S&P 500 Index achieved single-digit gains, but the NASDAQ was negative for the period. These somewhat tepid results masked a great deal of volatility in 2011. We were active managers throughout the year, taking profits into the market’s strength

Portfolio Composition
By sector

Information Technology	18.8%

Financials	14.4

Health Care	12.6

Energy	12.2

Industrials	11.3

Consumer Discretionary	6.0

Consumer Staples	4.8

Materials	3.4

Utilities	2.4

Telecommunication Services	1.8

Money Market Funds Plus
Other Assets Less Liabilities	12.3

Top 10 Equity Holdings*

1.	Progressive Corp. (The)	3.3%

2.	Cisco Systems, Inc.	3.1

3.	Kroger Co. (The)	2.9

4.	Microsoft Corp.	2.9

5.	American Express Co.	2.6

6.	Symantec Corp.	2.6

7.	Berkshire Hathaway Inc.- Class A	2.6

8.	Macy’s, Inc.	2.5

9.	General Electric Co.	2.3

10.	QUALCOMM, Inc.	2.2

Total Net Assets	$1.1 billion

Total Number of Holdings*	74
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Core Equity Fund

in the first half and using weakness in the third quarter to invest in attractively valued core stocks.
     A strong holding in which we eliminated our position during the reporting period was Motorola Mobility, the largest contributor to Fund performance for the year. The company is a spin-off of parent company Motorola Solutions (formerly Motorola), focused primarily on the handset, home DVR and cable equipment businesses. In August, Google (not a Fund holding) announced plans to acquire Motorola Mobility at a premium for $12.5 billion in cash or $40 per share.
     Another strong contributor to Fund performance was Macy’s. The department store operator undertook numerous restructuring initiatives in recent years, including consolidating key back-office functions, such as buying, design and supply chain management, into a national structure. These efforts, along with better inventory management, have begun to improve the company’s business performance and margins. Macy’s earnings beat expectations in recent months as fundamentals continued to improve across the board, including strong sales growth, particularly from their online division, and a very strong 2011 holiday sales season. Based on its improving earnings outlook, the company doubled its quarterly dividend to 10 cents per share earlier in the year. These improvements are largely in line with our original expectations for the company.
     Oil services firm Weatherford International was a new investment in 2011, and was the largest detractor from Fund performance. The company faced a number of headline issues early in the year that negatively affected the stock’s price, including a restatement of its financial results due to improper income tax reporting. We invested in March as the company’s valuation reflected an attractive level; however, the company, along with peer firms, faced additional pressures through the summer due to fears of a global economic downturn and its potential effect on energy demand. Our view is that Weatherford International’s valuation reached a point where investors are now being appropriately compensated for the aforementioned issues. Overall, we believe the company has room to improve its margins and that oil equipment and service firms will continue to benefit from increased oilfield capital spending and the increased need for more sophisticated extraction technologies.
     Legg Mason also detracted from results during the reporting period. The asset management firm has been under pressure since the height of the financial crisis, as fear about its subprime-related exposures in its money market division caused a significant drop in the company’s shares. Since then, Legg Mason’s total assets under management have declined as a result of steady fixed income outflows, and shares have not recovered meaningfully. However, the company has embarked on a restructuring program aimed at reducing costs, and in our view, Legg Mason’s valuation has reached a point where its diversified asset mix, solid competitive positioning, and strong brands are underappreciated by the market.
     Over the fiscal year, our cash weighting fluctuated as market choppiness allowed us to buy on weakness and sell into strength. Markets rallied in the first half of the reporting period, providing us an opportunity to take profits. However, as market volatility increased over the summer, we used the opportunity to purchase shares in quality companies leveraged to areas of economic growth globally. During the fiscal year we increased our exposure to the consumer discretionary, energy, IT and materials sectors, and reduced our exposure to the consumer staples, industrials and health care sectors. As a result of our buys and sells, our cash position increased slightly as compared to the prior fiscal year end, and it stood at approximately 12% at the end of the reporting period.
     Maintaining a conservative approach is an enduring part of our investment strategy. Amid the market’s volatility, we sought judicious long-term investments for the portfolio. At the end of the fiscal year, the Fund was positioned with more or less of a “barbell” approach, balancing our more pro-cyclical holdings in the energy and IT sectors with our health care holdings, which are typically more defensive in nature.
     Regardless of market conditions, our goal for Invesco V.I. Core Equity Fund remains the same: to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle the Fund delivers solid investment results with the potential for reduced risk and a smoother investor experience. As always, we would like to thank you for your continued investment in Invesco V.I. Core Equity Fund.
Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Core Equity Fund. Mr. Sloan has worked in the investment industry since 1971 and joined Invesco in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.
Tyler Dann II
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. Mr. Dann joined Invesco in 2004. He serves on the board of directors of the National Association of Petroleum Investment Analysts and is a member of the CFA Society of San Francisco. He earned a B.A. from Princeton University.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. He began his investment career in 1988 and joined Invesco in 2004. He earned a B.A. from the University of California Santa Barbara and is a member of the CFA Society of San Francisco.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/2/94)	7.18%

10 Years	4.09

5 Years	1.19

1 Year	-0.06

Series II Shares

Inception (10/24/01)	4.40%

10 Years	3.83

5 Years	0.94

1 Year	-0.29
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.89% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
     The Dow Jones Industrial Average is a price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange.
     The NASDAQ Composite Index (price-only) is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–87.67%
Aerospace & Defense–0.27%
Xylem, Inc.	121,304	$3,116,300

Air Freight & Logistics–0.91%
United Parcel Service, Inc.–Class B	142,078	10,398,689

Application Software–1.73%
Adobe Systems Inc.(b)	699,717	19,781,000

Asset Management & Custody Banks–2.77%
Legg Mason, Inc.	557,649	13,411,458

Northern Trust Corp.	460,721	18,272,195

		31,683,653

Auto Parts & Equipment–0.26%
Johnson Controls, Inc.	93,776	2,931,438

Automobile Manufacturers–0.21%
General Motors Co.(b)	117,629	2,384,340

Biotechnology–1.41%
Gilead Sciences, Inc.(b)	394,153	16,132,682

Communications Equipment–5.92%
Cisco Systems, Inc.	1,929,267	34,881,147

QUALCOMM, Inc.	457,547	25,027,821

Telefonaktiebolaget LM Ericsson–ADR (Sweden)	755,907	7,657,338

		67,566,306

Computer & Electronics Retail–0.72%
Best Buy Co., Inc.	349,750	8,173,657

Computer Hardware–0.34%
Hewlett-Packard Co.	152,497	3,928,323

Construction Materials–0.93%
CRH PLC (Ireland)	535,485	10,645,682

Consumer Finance–2.62%
American Express Co.	633,849	29,898,657

Department Stores–2.46%
Macy’s, Inc.	874,591	28,144,338

Diversified Banks–1.50%
U.S. Bancorp	631,543	17,083,238

Drug Retail–0.88%
CVS Caremark Corp.	247,203	10,080,938

Electric Utilities–2.38%
Edison International	207,747	8,600,726

Exelon Corp.	428,779	18,596,145

		27,196,871

Electrical Components & Equipment–0.75%
Emerson Electric Co.	182,689	8,511,481

Electronic Manufacturing Services–1.42%
TE Connectivity Ltd.	527,911	16,264,938

Environmental & Facilities Services–1.30%
Waste Management, Inc.	455,011	14,883,410

Food Retail–2.93%
Kroger Co. (The)	1,382,634	33,487,395

Gold–0.93%
Agnico-Eagle Mines Ltd. (Canada)	165,000	5,992,800

Newcrest Mining Ltd. (Australia)	150,843	4,566,754

		10,559,554

Health Care Equipment–2.05%
Baxter International Inc.	149,682	7,406,265

Covidien PLC (Ireland)	219,399	9,875,149

Medtronic, Inc.	161,023	6,159,130

		23,440,544

Heavy Electrical Equipment–1.98%
ABB Ltd. (Switzerland)(b)	768,361	14,464,036

ABB Ltd.–ADR (Switzerland)(b)	434,314	8,178,132

		22,642,168

Home Improvement Retail–1.36%
Lowe’s Cos., Inc.	611,287	15,514,464

Hypermarkets & Super Centers–0.99%
Wal-Mart Stores, Inc.	188,953	11,291,831

Industrial Conglomerates–3.79%
3M Co.	97,970	8,007,088

General Electric Co.	1,435,649	25,712,473

Koninklijke Philips Electronics N.V. (Netherlands)	455,669	9,549,157

		43,268,718

Industrial Gases–1.54%
Air Products & Chemicals, Inc.	206,853	17,621,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value

Industrial Machinery–1.31%
Illinois Tool Works Inc.	178,076	$8,317,930

Ingersoll-Rand PLC (Ireland)	216,220	6,588,223

		14,906,153

Insurance Brokers–1.37%
Marsh & McLennan Cos., Inc.	493,879	15,616,454

Integrated Oil & Gas–0.55%
Hess Corp.	109,902	6,242,434

Investment Banking & Brokerage–0.36%
Charles Schwab Corp. (The)	361,353	4,068,835

Life Sciences Tools & Services–1.92%
Agilent Technologies, Inc.(b)	460,412	16,082,191

Thermo Fisher Scientific, Inc.(b)	130,605	5,873,307

		21,955,498

Managed Health Care–1.24%
WellPoint, Inc.	214,517	14,211,751

Movies & Entertainment–0.48%
Walt Disney Co. (The)	147,155	5,518,313

Oil & Gas Drilling–0.50%
Transocean Ltd.	148,222	5,690,243

Oil & Gas Equipment & Services–6.30%
Baker Hughes Inc.	393,341	19,132,106

Cameron International Corp.(b)	130,784	6,433,265

National Oilwell Varco Inc.	123,090	8,368,889

Schlumberger Ltd.	125,856	8,597,224

Tenaris S.A.–ADR (Argentina)	251,807	9,362,184

Weatherford International Ltd.(b)	1,369,498	20,049,451

		71,943,119

Oil & Gas Exploration & Production–4.35%
Apache Corp.	205,648	18,627,596

Devon Energy Corp.	247,242	15,329,004

Southwestern Energy Co.(b)	361,819	11,556,499

Talisman Energy Inc. (Canada)	325,000	4,140,655

		49,653,754

Oil & Gas Refining & Marketing–0.46%
Valero Energy Corp.	250,786	5,279,045

Pharmaceuticals–6.01%
Merck & Co., Inc.	136,301	5,138,548

Pfizer Inc.	339,777	7,352,774

Roche Holding AG (Switzerland)	140,272	23,724,988

Sanofi–ADR (France)	208,811	7,629,954

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	615,328	24,834,638

		68,680,902

Property & Casualty Insurance–5.84%
Berkshire Hathaway Inc.–Class A(b)	254	29,147,770

Progressive Corp. (The)	1,924,873	37,554,272

		66,702,042

Railroads–1.01%
Union Pacific Corp.	109,064	11,554,240

Semiconductors–2.99%
Analog Devices, Inc.	350,588	12,544,039

Intel Corp.	268,283	6,505,863

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,047,823	15,140,030

		34,189,932

Specialty Stores–0.48%
Staples, Inc.	394,128	5,474,438

Systems Software–6.36%
CA, Inc.	477,138	9,645,345

Microsoft Corp.	1,283,715	33,325,241

Symantec Corp.(b)	1,898,290	29,708,239

		72,678,825

Wireless Telecommunication Services–1.79%
Vodafone Group PLC (United Kingdom)	7,359,060	20,451,068

Total Common Stocks & Other Equity Interests (Cost $911,257,858)		1,001,449,468

Money Market Funds–12.27%
Liquid Assets Portfolio–Institutional Class(c)	70,092,432	70,092,432

Premier Portfolio–Institutional Class(c)	70,092,432	70,092,432

Total Money Market Funds (Cost $140,184,864)		140,184,864

TOTAL INVESTMENTS–99.94% (Cost $1,051,442,722)		1,141,634,332

OTHER ASSETS LESS LIABILITIES–0.06%		668,986

NET ASSETS–100.00%		$1,142,303,318

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $911,257,858)	$1,001,449,468

Investments in affiliated money market funds, at value and cost	140,184,864

Total investments, at value (Cost $1,051,442,722)	1,141,634,332

Foreign currencies, at value (Cost $540,096)	516,655

Receivable for:
Investments sold	279,301

Fund shares sold	182,392

Dividends	2,477,350

Investment for trustee deferred compensation and retirement plans	138,320

Other assets	191

Total assets	1,145,228,541

Liabilities:
Payable for:
Investments purchased	972,124

Fund shares reacquired	763,730

Accrued fees to affiliates	714,651

Accrued other operating expenses	36,213

Trustee deferred compensation and retirement plans	438,505

Total liabilities	2,925,223

Net assets applicable to shares outstanding	$1,142,303,318

Net assets consist of:
Shares of beneficial interest	$1,187,727,534

Undistributed net investment income	10,643,071

Undistributed net realized gain (loss)	(146,216,446)

Unrealized appreciation	90,149,159

$1,142,303,318

Net Assets:
Series I	$1,091,171,281

Series II	$51,132,037

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	40,832,619

Series II	1,928,519

Series I:
Net asset value per share	$26.72

Series II:
Net asset value per share	$26.51

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $479,718)	$21,743,674

Dividends from affiliated money market funds (includes securities lending income of $46,281)	191,167

Interest	193,282

Total investment income	22,128,123

Expenses:
Advisory fees	7,791,172

Administrative services fees	3,331,528

Custodian fees	49,177

Distribution fees — Series II	96,299

Transfer agent fees	43,976

Trustees’ and officers’ fees and benefits	74,783

Other	60,718

Total expenses	11,447,653

Less: Fees waived	(208,222)

Net expenses	11,239,431

Net investment income	10,888,692

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(1,439,884))	67,134,566

Foreign currencies	174,698

Foreign currency contracts	4,321,151

Option contracts written	51,915

71,682,330

Change in net unrealized appreciation (depreciation) of:
Investment securities	(72,998,261)

Foreign currencies	(100,992)

Foreign currency contracts	50,646

(73,048,607)

Net realized and unrealized gain (loss)	(1,366,277)

Net increase in net assets resulting from operations	$9,522,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$10,888,692	$12,009,590

Net realized gain	71,682,330	45,174,795

Change in net unrealized appreciation (depreciation)	(73,048,607)	65,458,831

Net increase in net assets resulting from operations	9,522,415	122,643,216

Distributions to shareholders from net investment income:
Series I	(11,312,225)	(12,902,647)

Series II	(326,851)	(280,002)

Total distributions from net investment income	(11,639,076)	(13,182,649)

Share transactions–net:
Series I	(252,642,206)	(217,887,519)

Series II	16,379,401	(1,987,933)

Net increase (decrease) in net assets resulting from share transactions	(236,262,805)	(219,875,452)

Net increase (decrease) in net assets	(238,379,466)	(110,414,885)

Net assets:
Beginning of year	1,380,682,784	1,491,097,669

End of year (includes undistributed net investment income of $10,643,071 and $11,218,757, respectively)	$1,142,303,318	$1,380,682,784

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Core Equity Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. Core Equity Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
M.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco V.I. Core Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.65%

Over $250 million	0.60%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $208,222.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $303,870 for accounting and fund administrative services and reimbursed $3,027,658 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Core Equity Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,108,360,187	$33,274,145	$—	$1,141,634,332

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on
	Statement of Operations
	Foreign Currency
	Contracts*	Options*

Realized Gain
Currency risk	$4,321,151	$—

Equity risk	—	51,915

Change in Unrealized Appreciation
Currency risk	50,646	—

Equity risk	—	—

Total	$4,371,797	$51,915

*	The average notional value of foreign currency contracts and options outstanding during the period was $3,751,825 and $4,326, respectively.

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	1,889	51,915

Expired	(1,889)	(51,915)

End of period	0	$0

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities sales of $8,391,853, which resulted in net realized gains (losses) of $(1,439,884).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $2,806 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

Invesco V.I. Core Equity Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$11,639,076	$13,182,649

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$11,076,114

Net unrealized appreciation — investments	83,766,858

Net unrealized appreciation (depreciation) — other investments	(42,451)

Temporary book/tax differences	(433,043)

Capital loss carryforward	(139,791,694)

Shares of beneficial interest	1,187,727,534

Total net assets	$1,142,303,318

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $70,495,881 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$139,791,694	$—	$139,791,694

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, into the Fund, are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco V.I. Core Equity Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $404,498,870 and $671,079,638, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$137,253,589

Aggregate unrealized (depreciation) of investment securities	(53,486,731)

Net unrealized appreciation of investment securities	$83,766,858

Cost of investments for tax purposes is $1,057,867,474.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2011, undistributed net investment income increased by $174,698 and undistributed net realized gain (loss) decreased by $174,698. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	1,178,162	$31,786,139	1,698,343	$42,098,514

Series II	1,071,003	28,747,134	351,173	8,756,793

Issued as reinvestment of dividends:
Series I	459,287	11,312,225	519,430	12,902,647

Series II	13,368	326,851	11,350	280,003

Reacquired:
Series I	(10,589,116)	(295,740,570)	(10,899,313)	(272,888,680)

Series II	(461,543)	(12,694,584)	(441,967)	(11,024,729)

Net increase (decrease) in share activity	(8,328,839)	$(236,262,805)	(8,760,984)	$(219,875,452)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including, but not limited to, services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains (losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$27.03	$0.24	$(0.28)	$(0.04)	$(0.27)	$26.72	(0.06)%	$1,091,171	0.87	%(d)	0.89	%(d)	0.86	%(d)	35%
Year ended 12/31/10	24.92	0.22	2.14	2.36	(0.25)	27.03	9.56	1,345,658	0.87		0.89		0.87		47
Year ended 12/31/09	19.75	0.19	5.39	5.58	(0.41)	24.92	28.30	1,456,822	0.88		0.90		0.96		21
Year ended 12/31/08	29.11	0.33	(9.11)	(8.78)	(0.58)	19.75	(30.14)	1,330,161	0.89		0.90		1.26		36
Year ended 12/31/07	27.22	0.42	1.80	2.22	(0.33)	29.11	8.12	2,298,007	0.87		0.88		1.44		45

Series II
Year ended 12/31/11	26.82	0.17	(0.27)	(0.10)	(0.21)	26.51	(0.29)	51,132	1.12	(d)	1.14	(d)	0.61	(d)	35
Year ended 12/31/10	24.75	0.15	2.12	2.27	(0.20)	26.82	9.25	35,025	1.12		1.14		0.62		47
Year ended 12/31/09	19.62	0.14	5.34	5.48	(0.35)	24.75	27.98	34,275	1.13		1.15		0.71		21
Year ended 12/31/08	28.88	0.26	(9.02)	(8.76)	(0.50)	19.62	(30.32)	23,885	1.14		1.15		1.01		36
Year ended 12/31/07	27.02	0.34	1.80	2.14	(0.28)	28.88	7.88	34,772	1.12		1.13		1.19		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $1,239,176 and $38,520 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$930.20	$4.28	$1,020.77	$4.48	0.88%

Series II	1,000.00	928.80	5.49	1,019.51	5.75	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Income Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIDIN-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Diversified Income Fund underperformed its style-specific index. Security selection in the financials sector was a significant reason for the Fund’s underperformance relative to its style-specific index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	7.02%

Series II Shares	6.72

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	7.84

Barclays Capital U.S. Credit Index▼ (Style-Specific Index)	8.35

Lipper VUF Corporate Debt BBB-Rated Funds Index▼ (Peer Group Index)	7.34
Source(s): ▼Lipper Inc.

How we invest
We invest primarily in fixed-rate, U.S. dollar-denominated corporate bonds. We may invest up to 40% of total assets in foreign securities. Up to 35% of the Fund’s assets may be invested in lower quality, high yield debt securities. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including, but not limited to credit default swaps. It also may engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage backed securities (MBS).
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Their recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
   Our sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	The Fund’s general liquidity needs.

Market conditions and your Fund
Global financial markets were unsettled and volatile during 2011 as investors assessed and reacted to the economic implications of several global events, including the Japanese earthquake and tsunami, the U.S. debt ceiling debate and a reinvigorated eurozone sovereign debt crisis. The year began with U.S. interest rates drifting without much direction as these global developments unfolded. The U.S. economy showed signs of faltering, and there was little consensus regarding the threat of U.S. inflation. However, starting in the second quarter, anxiety linked to the aforementioned events and related concerns about global financial instability began dominating headlines and investors’ psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of U.S. government bonds. By the end of the year, U.S. interest rates were pushed to near-historic lows, in spite of Standard & Poor’s credit rating downgrade of long-term U.S. debt in the third quarter.
     U.S. Treasury yields for maturities of between two and 30 years ended the year lower than at the start of the year, generating strong positive 12-month returns across government bond sectors. With inflation expectations held in check, long-term bonds outperformed short and intermediate maturities, as investors were willing to extend out on the yield curve for incrementally higher returns. The broad U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, also generated a positive total return for the 12 months ended December 31, 2011. While U.S. credit spreads widened to reflect heightened systemic risks, the significant decline in rates across the yield curve created gains across most domestic bond market sectors for the year.
     With this economic and market environment as a backdrop, the Fund generated positive returns for the reporting period but underperformed its style-specific benchmark.
     Several sector choices had notable, but largely offsetting, influences on Fund

Portfolio Composition
By industry, based on total investments

Other Diversified Financial Services	8.9%

U.S. Treasury Notes	7.0

Diversified Banks	6.2

Investment Banking & Brokerage	5.3

U.S. Treasury Bonds	5.2

Other Industries, Each With
Less Than 3.0% of Total Investments	67.4

Top 10 Fixed Income Issuers*

1.	U.S. Treasury	12.2%

2.	Citigroup Inc.	2.2

3.	Bank of America Corp.	1.9

4.	Hutchison Whampoa International Ltd.	1.8

5.	COX Communications Inc.	1.7

6.	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	1.6

7.	Morgan Stanley	1.6

8.	Goldman Sachs Group, Inc. (The)	1.4

9.	JM Smucker Co. (The)	1.2

10.	Entertainment Properties Trust	1.2

Total Net Assets	$22.6 million

Total Number of Holdings*	425
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excludes U.S. Treasury Bills

Invesco V.I. Diversified Income Fund

performance. Early in the year, robust outperformance was generated by the Fund’s general overweight exposure to the investment grade financials, high yield and emerging market sectors. However, as credit market volatility increased, our sustained overweight position in financials, along with our underweight positions in the better-performing consumer staples, utilities and energy sectors, offset the strong start to the year.
     As the year progressed, we lowered the Fund’s overall credit risk by increasing our exposure to U.S. government securities, which proved to be a beneficial strategy as investor pessimism grew. Another strategy we employed to manage overall credit risk during the volatile summer entailed buying credit protection via credit default swap indexes (CDX). We implemented credit risk management using CDX in July 2011 for approximately 2% of the portfolio’s market value; this helped diminish the negative effect of widening credit spreads during July and August.
     Security selection aided performance during the first three months of 2011, mainly through our focus on lower quality investment grade bonds. However, as the credit markets became more erratic, the poor relative performance of our lower quality holdings, some domestic and European financials and some basic industry/capital goods and transportation credits, became a significant drag on Fund performance.
     The Fund also uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a longer portfolio duration tending to be more sensitive to interest rate changes than the benchmark. Duration and yield curve positions had a modest negative effect on Fund performance for the year. In addition, U.S. Treasury futures were an important investment tool in the management of our targeted portfolio duration.
     Thank you for your investment in Invesco V.I. Diversified Income Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. with a concentration in finance from the Dupree School of Management at the Georgia Institute of Technology.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 2001.
Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 1992.
Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

Invesco V.I. Diversified Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
1	Source: Lipper Inc.
*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
     Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares
Inception (5/5/93)		4.23%

10	Years	3.53

5	Years	2.32

1	Year	7.02

Series II Shares

10	Years	3.27%

5	Years	2.07

1	Year	6.72

Series II shares incepted on March 14, 2002. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.36% and 1.61%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Diversified Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.

Invesco V.I. Diversified Income Fund

Invesco V.I. Diversified Income Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.
     The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Diversified Income Fund

Schedule of Investments(a)

December 31, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–83.34%
Aerospace & Defense–0.20%
BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	$2,000	$2,195

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	15,000	16,425

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 6.88%, 03/15/18(b)	5,000	4,937

7.13%, 03/15/21(b)	10,000	9,875

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	10,000	10,475

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	2,000	2,150

		46,057

Agricultural Products–0.16%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	30,000	35,791

Airlines–2.59%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	12,000	8,640

American Airlines Pass Through Trust, Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	42,238	45,036

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	84,439	75,151

Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	4,923	4,874

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	191,533	211,165

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	12,573	12,978

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	15,000	14,034

Delta Air Lines Pass Through Trust, Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	460	460

Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	39,476	43,078

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	5,000	4,650

Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	57,193	58,373

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	5,000	4,650

Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	15,000	15,497

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	5,000	5,300

Sr. Sec. Notes, 9.50%, 09/15/14(b)	8,000	8,260

UAL Pass Through Trust, Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	38,393	42,712

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	26,680	29,548

		584,406

Alternative Carriers–0.17%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	10,000	10,325

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	10,000	10,675

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	6,000	6,135

9.38%, 04/01/19	10,000	10,450

		37,585

Aluminum–0.04%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	10,000	9,956

Apparel Retail–0.31%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	7,000	7,648

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	42,000	40,162

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	10,000	9,575

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	10,000	11,800

		69,185

Apparel, Accessories & Luxury Goods–0.11%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	10,000	10,225

Jones Group/Appreal Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	15,000	13,575

		23,800

Asset Management & Custody Banks–0.07%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	2,000	1,530

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	10,000	7,800

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	7,000	6,615

		15,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Auto Parts & Equipment–0.21%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	$12,000	$11,820

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	10,000	9,850

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	9,000	9,247

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	15,000	15,525

		46,442

Automobile Manufacturers–0.04%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	7,000	8,400

Automotive Retail–0.49%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	100,000	110,107

Biotechnology–0.81%
Gilead Sciences, Inc., Sr. Unsec. Notes, 5.65%, 12/01/41	160,000	177,658

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	5,000	5,162

		182,820

Brewers–1.02%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/16	125,000	132,507

4.13%, 01/15/15	90,000	97,260

		229,767

Broadcasting–1.88%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	20,000	20,000

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	12,000	10,140

COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	95,000	105,707

Sr. Unsec. Notes,
8.38%, 03/01/39(b)	75,000	100,094

9.38%, 01/15/19(b)	140,000	188,867

		424,808

Building Products–0.50%
Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	15,000	13,312

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	25,000	27,000

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	15,000	15,075

Nortek Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/21(b)	32,000	27,240

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	14,000	14,315

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	15,000	15,300

		112,242

Cable & Satellite–2.49%
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	350,000	371,219

EH Holding Corp., Sr. Unsec. Gtd. Notes, 7.63%, 06/15/21(b)	5,000	5,269

NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	35,000	35,479

5.95%, 04/01/41	35,000	41,838

Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	55,000	65,400

Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	38,000	41,748

		560,953

Casinos & Gaming–0.47%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	12,000	12,420

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	10,000	8,000

CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	7,277	7,532

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	25,000	23,969

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	5,000	5,312

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	8,000	7,820

Snoqualmie Entertainment Authority, Sr. Sec. Notes, 9.13%, 02/01/15(b)	15,000	14,400

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	25,000	27,484

		106,937

Coal & Consumable Fuels–0.11%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	15,000	16,650

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	7,000	7,175

		23,825

Communications Equipment–0.06%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	15,000	14,625

Computer & Electronics Retail–0.04%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	10,000	10,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Computer Hardware–0.02%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	$5,000	$5,138

Computer Storage & Peripherals–0.05%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	10,000	10,700

Construction & Engineering–0.17%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	12,000	12,180

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	3,000	3,131

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	25,000	23,625

		38,936

Construction & Farm Machinery & Heavy Trucks–0.20%
Commercial Vehicle Group, Inc., Sr. Sec. Gtd. Notes, 7.88%, 04/15/19(b)	8,000	7,750

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	5,000	5,250

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	5,000	5,325

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	25,000	26,125

		44,450

Construction Materials–0.49%
CRH America Inc., Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	80,000	80,228

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	15,000	13,144

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	20,000	18,000

		111,372

Consumer Finance–0.87%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	40,000	38,700

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	20,000	22,950

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	25,000	26,813

SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	75,000	73,455

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	35,000	35,172

		197,090

Data Processing & Outsourced Services–0.07%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	15,000	14,400

Department Stores–0.05%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	15,000	11,475

Distillers & Vintners–0.74%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	10,000	10,975

Pernod-Ricard S.A. (France), Sr. Unsec. Notes, 4.45%, 01/15/22(b)	150,000	155,537

		166,512

Diversified Banks–5.70%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	25,000	23,314

ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	200,000	200,263

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	70,000	71,950

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(b)	235,000	234,893

ING Bank N.V. (Netherlands), Unsec. Sub. Notes, 5.13%, 05/01/15(b)	100,000	93,761

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	55,000	53,246

Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	145,000	139,302

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	130,000	124,201

Series 2,
Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	75,000	72,792

Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	130,000	120,170

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	55,000	59,304

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.55%, 10/13/20(b)	100,000	93,586

		1,286,782

Diversified Capital Markets–0.94%
Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	115,000	108,059

UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	100,000	103,817

		211,876

Diversified Chemicals–0.07%
Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	4,000	3,950

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	11,000	11,715

		15,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Diversified Metals & Mining–0.17%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	$35,000	$37,056

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	3,000	2,206

		39,262

Diversified REIT’s–0.81%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(b)	180,000	183,574

Drug Retail–0.78%
CVS Pass Through Trust, Sr. Sec. Gtd. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	171,280	175,600

Electric Utilities–2.82%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	100,000	113,629

9.75%, 03/15/19(b)	55,000	72,812

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	100,000	97,232

LSP Energy L.P./LSP Batesville Funding Corp. Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	25,000	20,750

Ohio Power Co. Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	180,000	206,327

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	45,000	60,868

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	55,000	63,561

		635,179

Electrical Components & Equipment–0.14%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	25,000	26,812

Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	5,000	5,188

		32,000

Environmental & Facilities Services–0.65%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 4.60%, 03/01/21	70,000	76,393

5.00%, 03/15/14	65,000	69,955

		146,348

Forest Products–0.03%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	10,000	7,725

Gas Utilities–0.13%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	10,000	8,850

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	20,000	20,900

		29,750

Gold–1.77%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	65,000	67,123

Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	200,000	178,664

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.13%, 09/01/21(b)	75,000	74,715

6.88%, 09/01/41(b)	75,000	77,839

		398,341

Health Care Distributors–0.55%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	120,000	124,246

Health Care Equipment–0.14%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	30,000	31,566

Health Care Facilities–0.31%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	13,000	14,105

HealthSouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	15,000	14,925

7.75%, 09/15/22	15,000	14,812

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	25,000	26,625

		70,467

Health Care Services–1.70%
Express Scripts, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	125,000	136,321

Highmark, Inc., Sr. Unsec. Notes, 4.75%, 05/15/21(b)	40,000	40,983

6.13%, 05/15/41(b)	35,000	38,452

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	35,000	35,195

Orlando Lutheran Towers Inc., Bonds, 8.00%, 07/01/12(d)(e)	125,000	127,909

Universal Hospital Services Inc., Sec. Gtd. PIK Global Notes, 8.50%, 06/01/15	5,000	5,081

		383,941

Health Care Technology–0.07%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	15,000	14,775

Homebuilding–0.20%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	7,000	5,267

8.13%, 06/15/16	15,000	11,175

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	24,000	19,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Homebuilding–(continued)

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	$9,000	$8,775

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	2,000	1,775

		46,192

Home Furnishings–0.04%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	15,000	8,925

Hotels, Resorts & Cruise Lines–1.57%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	165,000	177,656

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27	10,000	9,825

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	55,000	62,734

5.63%, 03/01/21	100,000	103,500

		353,715

Household Products–0.11%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	25,000	24,688

Housewares & Specialties–0.02%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	5,000	5,069

Independent Power Producers & Energy Traders–0.14%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 10/15/17	25,000	27,500

Calpine Corp., Sr. Sec. Notes, 7.25%, 10/15/17(b)	5,000	5,225

		32,725

Industrial Conglomerates–1.80%
Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	130,000	158,847

Unsec. Gtd. Notes, 5.75%, 09/11/19(b)	100,000	111,580

Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00%(b)(f)	135,000	135,337

		405,764

Industrial Machinery–0.73%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	10,000	10,100

Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	145,000	154,157

		164,257

Industrial REIT’s–0.07%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	15,000	16,163

Insurance Brokers–0.59%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	100,000	132,552

Integrated Oil & Gas–0.19%
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.38%, 01/27/21	40,000	42,162

Integrated Telecommunication Services–1.78%
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	60,000	62,227

2.95%, 05/15/16	35,000	36,772

4.45%, 05/15/21	15,000	16,556

Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	5,000	4,050

Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	90,000	86,214

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	161,000	159,954

Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	30,000	32,566

Windstream Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/01/22(b)	2,000	2,010

		400,349

Internet Retail–0.20%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	45,000	45,516

Internet Software & Services–0.07%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	15,000	16,575

Investment Banking & Brokerage–5.28%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	160,000	160,559

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.13%, 01/15/15	50,000	51,101

3.70%, 08/01/15	45,000	44,089

3.63%, 02/07/16	30,000	28,995

5.25%, 07/27/21	55,000	53,895

Unsec. Sub. Global Notes, 6.75%, 10/01/37	140,000	131,650

Jefferies Group Inc., Sr. Unsec. Notes, 6.45%, 06/08/27	80,000	66,700

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	110,000	116,543

6.00%, 01/14/20(b)	105,000	99,118

Morgan Stanley, Sr. Unsec. Global Notes, 6.00%, 05/13/14	230,000	233,476

Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	130,000	120,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	$35,000	$35,857

Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Notes, 7.50%, 11/15/37	50,000	49,937

		1,192,042

Leisure Facilities–0.02%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	5,000	5,075

Leisure Products–0.05%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	12,000	12,180

Life & Health Insurance–2.14%
MetLife Inc., Sr. Unsec. Notes, 6.75%, 06/01/16	55,000	63,558

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	165,000	163,841

Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	130,000	148,850

Series D, Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	90,000	107,223

		483,472

Life Sciences Tools & Services–0.87%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	120,000	134,412

Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	25,000	20,250

PerkinElmer, Inc., Sr. Unsec. Notes, 5.00%, 11/15/21	40,000	40,535

		195,197

Managed Health Care–1.81%
Cigna Corp., Sr. Unsec. Global Notes, 2.75%, 11/15/16	60,000	59,981

Cigna Corp., Sr. Unsec. Global Notes, 5.38%, 02/15/42	85,000	85,495

Sr. Unsec. Notes,
4.50%, 03/15/21	45,000	46,275

5.88%, 03/15/41	35,000	37,335

UnitedHealth Group Inc., Sr. Unsec. Notes, 3.88%, 10/15/20	60,000	63,951

5.95%, 02/15/41	60,000	74,116

WellPoint, Inc., Sr. Unsec. Global Notes, 3.70%, 08/15/21	40,000	40,881

		408,034

Mortgage Backed Securities–0.39%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	85,881	87,599

Movies & Entertainment–0.43%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	25,000	25,969

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	15,000	15,956

Time Warner, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/41	50,000	54,197

		96,122

Multi-Line Insurance–2.01%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	180,000	211,499

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	10,000	9,950

Health Care Service Corp., Sr. Unsec. Notes, 4.70%, 01/15/21(b)	55,000	59,726

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, (Acquired 03/21/11;
Cost $15,112) 7.80%, 03/15/37(b)	15,000	13,462

Sr. Unsec. Gtd. Notes, 5.00%, 06/01/21(b)	50,000	48,281

Sr. Unsec. Notes, 5.75%, 03/15/14(b)	100,000	104,675

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	5,000	6,030

		453,623

Office Services & Supplies–0.11%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	25,000	24,438

Oil & Gas Drilling–0.18%
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	40,000	40,813

Oil & Gas Equipment & Services–0.13%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	14,000	14,490

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	15,000	15,075

		29,565

Oil & Gas Exploration & Production–2.25%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.75%, 06/15/14	95,000	102,601

Sr. Unsec. Notes, 7.63%, 03/15/14	15,000	16,714

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	13,000	13,227

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	5,000	5,144

6.63%, 08/15/20	8,000	8,570

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	10,000	10,487

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	15,000	16,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	$45,000	$49,432

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	5,000	4,750

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	2,000	2,020

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	12,000	12,810

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	13,000	13,747

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	65,000	74,172

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	45,000	51,672

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	65,000	70,609

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 8.63%, 10/15/19	15,000	16,537

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	10,000	10,775

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	10,000	10,350

6.50%, 11/15/21(b)	2,000	2,070

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	10,000	10,463

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	5,000	5,138

		507,844

Oil & Gas Refining & Marketing–0.56%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	100,000	112,414

United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	15,000	14,100

		126,514

Oil & Gas Storage & Transportation–2.45%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	6,000	6,345

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/21(b)	9,000	9,090

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	15,000	15,225

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	10,000	10,863

Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	115,000	113,711

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	70,000	82,145

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	7,000	7,088

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/15/22	5,000	5,250

6.50%, 08/15/21	15,000	15,712

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	25,000	15,312

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	5,000	5,319

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	155,000	172,050

Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/21(b)	15,000	15,262

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	75,000	78,809

		552,181

Other Diversified Financial Services–8.89%
Bank of America Corp., Sr. Unsec. Global Notes,
3.70%, 09/01/15	25,000	23,352

4.50%, 04/01/15	240,000	232,185

6.50%, 08/01/16	130,000	131,543

Sr. Unsec. Notes, 5.88%, 01/05/21	35,000	33,237

Citigroup Inc., Sr. Unsec. Global Notes,
4.50%, 01/14/22	70,000	67,330

6.01%, 01/15/15	150,000	157,335

Sr. Unsec. Notes, 6.38%, 08/12/14	255,000	267,991

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	10,000	10,033

ERAC USA Finance LLC, Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	105,000	108,656

Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	100,000	111,748

General Electric Capital Corp. Series A, Sr. Unsec. Medium-Term Global Notes, 6.88%, 01/10/39	60,000	71,840

International Lease Finance Corp., Sr. Sec. Notes, 6.50%, 09/01/14(b)	115,000	118,162

Sr. Unsec. Global Notes,
8.63%, 09/15/15	10,000	10,240

8.75%, 03/15/17	27,000	27,928

Sr. Unsec. Notes, 8.25%, 12/15/20	10,000	10,131

JPMorgan Chase & Co., Sr. Unsec. Global Notes,
3.15%, 07/05/16	35,000	35,236

3.45%, 03/01/16	25,000	25,382

4.75%, 05/01/13	15,000	15,691

5.40%, 01/06/42	80,000	82,677

5.60%, 07/15/41	95,000	102,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

JPMorgan Chase Capital XXVII, Series AA, Jr. Unsec. Ltd. Gtd. Sub. Notes, 7.00%, 11/01/39	$160,000	$161,373

Merrill Lynch & Co. Inc., Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	200,000	201,612

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39%, (Acquired 12/07/04-04/03/06; Cost $130,332)(b)(c)(e)(f)	130,000	—

		2,006,218

Packaged Foods & Meats–1.83%
Del Monte Foods Co., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	5,000	4,838

JM Smucker Co. (The), Sr. Unsec. Gtd. Global Notes., 3.50%, 10/15/21	265,000	272,067

Kraft Foods Inc., Sr. Unsec. Global Notes,
2.63%, 05/08/13	70,000	71,429

6.50%, 02/09/40	50,000	64,488

		412,822

Paper Packaging–0.04%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	10,000	9,775

Paper Products–0.59%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	17,000	16,915

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	5,000	5,212

International Paper Co., Sr. Unsec. Global Notes, 4.75%, 02/15/22	35,000	37,314

6.00%, 11/15/41	40,000	43,613

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	10,000	10,275

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14(c)	7,000	5,198

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	15,000	15,544

		134,071

Pharmaceuticals–0.12%
Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	5,000	5,163

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	10,000	11,000

Valeant Pharmaceuticals International (Canada), Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	10,000	10,000

		26,163

Property & Casualty Insurance–1.00%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	160,000	178,591

W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	40,000	46,673

		225,264

Railroads–1.01%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	20,000	20,254

CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	55,000	62,234

Union Pacific Corp., Sr. Unsec. Notes, 4.00%, 02/01/21	135,000	145,663

		228,151

Real Estate Services–0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	5,000	5,163

Regional Banks–1.72%
BB&T Capital Trust II, Jr. Unsec. Gtd. Sub. Global Capital Securities, 6.75%, 06/07/36	5,000	4,995

CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	20,000	20,050

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	110,000	116,028

PNC Preferred Funding Trust III, Jr. Sub. Notes, 8.70%(b)(f)	200,000	204,500

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	30,000	24,825

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	20,000	17,050

		387,448

Research & Consulting Services–0.05%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	10,000	10,475

Restaurants–1.00%
Yum! Brands, Inc., Sr. Unsec. Notes, 5.30%, 09/15/19	200,000	224,956

Semiconductor Equipment–0.20%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	25,000	25,625

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	20,000	19,950

		45,575

Semiconductors–0.12%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	25,000	26,812

Sovereign Debt–0.77%
Mexico Government International Bond (Mexico), Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	60,000	73,500

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	100,000	100,750

		174,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Specialized Finance–1.11%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	$110,000	$115,543

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 03/01/16	70,000	73,883

Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	60,000	60,741

		250,167

Specialized REIT’s–2.05%
Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	245,000	261,049

HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	25,000	25,507

Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	10,000	10,250

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	5,000	5,019

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	75,000	73,641

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21	90,000	87,321

		462,787

Specialty Chemicals–0.07%
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	15,000	15,525

Specialty Stores–0.17%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	10,000	10,200

Staples Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 01/15/14	25,000	28,500

		38,700

Steel–1.81%
ArcelorMittal S.A. (Luxembourg), Sr. Unsec. Global Notes, 5.50%, 03/01/21	10,000	9,203

6.13%, 06/01/18	55,000	55,990

6.75%, 03/01/41	10,000	9,004

7.00%, 10/15/39	195,000	181,024

FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	7,000	6,808

7.00%, 11/01/15(b)	7,000	7,105

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	6,000	5,970

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	55,000	57,061

6.88%, 11/10/39	65,000	75,003

		407,168

Systems Software–0.08%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	20,000	17,500

Technology Distributors–0.31%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	65,000	68,922

Textiles–0.07%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	15,000	15,413

Thrifts & Mortgage Finance–0.16%
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	35,000	35,837

Tires & Rubber–0.06%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.25%, 08/15/20	13,000	14,235

Tobacco–0.46%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	95,000	104,861

Trading Companies & Distributors–0.17%
Aircastle Ltd., Sr. Note, 9.75%, 08/01/18(b)	2,000	2,110

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	25,000	25,594

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	5,000	5,187

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/21	5,000	5,125

		38,016

Trucking–0.18%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	15,000	14,962

9.75%, 03/15/20	2,000	2,070

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19	12,000	12,210

7.38%, 01/15/21	10,000	10,275

		39,517

Wireless Telecommunication Services–1.88%
Alltel Corp., Sr. Unsec. Global Notes, 7.00%, 07/01/12	50,000	51,516

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	90,000	94,292

Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	15,000	14,513

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	22,000	19,360

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	120,000	122,400

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.25%, 04/01/19(b)	10,000	10,250

7.50%, 04/01/21(b)	15,000	15,375

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	10,000	9,450

7.88%, 09/01/18	5,000	5,078

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	13,000	14,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount		Value

Wireless Telecommunication Services–(continued)

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		$10,000	$8,225

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/18(b)		7,000	7,376

Sr. Unsec. Notes,
8.38%, 08/15/17		5,000	4,519

11.50%, 11/15/21(b)		2,000	1,988

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)		50,000	44,750

			423,311

Total U.S. Dollar Denominated Bonds and Notes (Cost $18,176,752)			18,799,374

U.S. Treasury Securities–12.45%
U.S. Treasury Bills–0.22%
0.10%, 11/15/12(g)(h)		50,000	49,963

U.S. Treasury Notes–7.05%
2.00%, 04/30/16		160,000	168,950

1.75%, 05/31/16		230,000	240,530

1.00%, 08/31/16		250,000	252,734

3.63%, 02/15/21		800,000	929,000

			1,591,214

U.S. Treasury Bonds–5.18%
4.25%, 05/15/39		100,000	127,125

4.50%, 08/15/39		100,000	132,141

4.75%, 02/15/41		660,000	908,840

			1,168,106

Total U.S. Treasury Securities (Cost $2,463,107)			2,809,283

Asset-Backed Securities–2.12%
Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37		37,306	36,641

Credit Suisse Mortgage Capital Ctfs. Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.70%, 09/26/34(b)(e)		89,659	84,921

Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17		80,000	79,837

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.44%, 08/15/39(e)		19,538	19,833

Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(e)		110,000	107,869

Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(e)		165,140	149,871

Total Asset-Backed Securities (Cost $464,822)			478,972

U.S. Government Sponsored Mortgage-Backed Securities–1.13%
Federal Home Loan Mortgage Corp. (FHLMC)–0.36%
Pass Through Ctfs.,
6.50%, 05/01/16 to 08/01/32		7,968	8,994

6.00%, 05/01/17 to 12/01/31		41,313	45,708

5.50%, 09/01/17		23,705	25,710

			80,412

Federal National Mortgage Association (FNMA)–0.64%
Pass Through Ctfs.,
7.00%, 02/01/16 to 09/01/32		21,318	24,522

6.50%, 05/01/16 to 09/01/31		6,786	7,574

5.00%, 11/01/18		24,536	26,505

7.50%, 04/01/29 to 10/01/29		71,568	79,794

8.00%, 04/01/32		5,866	6,584

			144,979

Government National Mortgage Association (GNMA)–0.13%
Pass Through Ctfs., 7.50%, 06/15/23		9,244	10,703

8.50%, 11/15/24		5,813	6,650

7.00%, 07/15/31 to 08/15/31		2,162	2,540

6.50%, 11/15/31 to 03/15/32		4,972	5,764

6.00%, 11/15/32		3,528	4,016

			29,673

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $232,755)			255,064

Municipal Obligations–0.99%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Lease RB, 7.05%, 12/01/44		55,000	68,359

Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17		65,000	58,332

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4–Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57		90,000	95,345

Total Municipal Obligations (Cost $209,523)			222,036

Non-U.S. Dollar Denominated Bonds & Notes–0.24%(i)
Canada–0.03%
Gateway Casinos & Entertainment Ltd. (Canada), Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	8,000	8,009

United States–0.21%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	50,000	46,595

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $57,548)			54,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Shares	Value

Preferred Stocks–0.18%
Consumer Finance–0.04%
Ally Financial, Inc. Series A, 8.50% Pfd.	250	$4,597

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.	270	5,222

		9,819

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	95	2,369

Regional Banks–0.11%
Zions Bancorp., Series C, 9.50% Pfd.	1,000	25,250

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	75	3,649

Total Preferred Stocks (Cost $46,056)		41,087

Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust Series ACC-1(j)	87,412	88

Cable & Satellite–0.00%
Adelphia Communications Corp.(j)	900	225

Total Common Stocks & Other Equity Interests (Cost $22,181)		313

TOTAL INVESTMENTS–100.45% (Cost $21,672,744)		22,660,733

OTHER ASSETS LESS LIABILITIES–(0.45)%		(101,600)

NET ASSETS–100.00%		$22,559,133

Investment Abbreviations:

CAD	– Canadian Dollar
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
Gtd.	– Guaranteed
Jr.	– Junior
Ltd.	– Limited
Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $5,665,009, which represented 25.11% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of these securities at December 31, 2011 was $13,838, which represented less than 1% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $21,672,744)	$22,660,733

Foreign currencies, at value (Cost $7,765)	7,554

Receivable for:
Fund shares sold	4,250

Dividends and interest	308,066

Foreign currency contracts	2,583

Investment for trustee deferred compensation and retirement plans	42,327

Other assets	368

Total assets	23,025,881

Liabilities:
Payable for:
Fund shares reacquired	17,963

Amount due custodian	325,882

Variation margin	438

Accrued fees to affiliates	9,836

Accrued other operating expenses	62,249

Trustee deferred compensation and retirement plans	50,380

Total liabilities	466,748

Net assets applicable to shares outstanding	$22,559,133

Net Assets consist of:
Shares of beneficial interest	$30,112,427

Undistributed net investment income	1,034,647

Undistributed net realized gain (loss)	(9,552,639)

Unrealized appreciation	964,698

$22,559,133

Net Assets:
Series I	$22,332,518

Series II	$226,615

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,605,391

Series II	36,769

Series I:
Net asset value per share	$6.19

Series II:
Net asset value per share	$6.16

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest	$1,272,665

Dividends from affiliated money market funds	327

Total investment income	1,272,992

Expenses:
Advisory fees	139,937

Administrative services fees	90,402

Custodian fees	12,070

Distribution fees — Series II	530

Transfer agent fees	8,470

Trustees’ and officers’ fees and benefits	18,180

Professional services fees	42,270

Other	28,042

Total expenses	339,901

Less: Fees waived and expenses reimbursed	(165,106)

Net expenses	174,795

Net investment income	1,098,197

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	522,242

Foreign currencies	(772)

Foreign currency contracts	206

Futures contracts	49,881

Swap agreements	(3,746)

567,811

Change in net unrealized appreciation (depreciation) of:
Investment securities	(58,361)

Foreign currencies	(218)

Foreign currency contracts	2,404

Futures contracts	(31,667)

(87,842)

Net realized and unrealized gain	479,969

Net increase in net assets resulting from operations	$1,578,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,098,197	$1,225,023

Net realized gain	567,811	814,813

Change in net unrealized appreciation (depreciation)	(87,842)	296,160

Net increase in net assets resulting from operations	1,578,166	2,335,996

Distributions to shareholders from net investment income:
Series I	(1,215,874)	(1,390,866)

Series II	(10,587)	(12,740)

Total distributions from net investment income	(1,226,461)	(1,403,606)

Share transactions–net:
Series I	(1,245,046)	(1,990,553)

Series II	(8,207)	(71,022)

Net increase (decrease) in net assets resulting from share transactions	(1,253,253)	(2,061,575)

Net increase (decrease) in net assets	(901,548)	(1,129,185)

Net assets:
Beginning of year	23,460,681	24,589,866

End of year (includes undistributed net investment income of $1,034,647 and $1,168,966, respectively)	$22,559,133	$23,460,681

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Diversified Income Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Diversified Income Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the

Invesco V.I. Diversified Income Fund

exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.60%

Over $250 million	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75%

Invesco V.I. Diversified Income Fund

and Series II shares to 1.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $139,938 and reimbursed Fund expenses of $25,168.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $40,402 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Diversified Income Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$41,175	$225	$—	$41,400

U.S. Treasury Securities	—	2,809,283	—	2,809,283

U.S. Government Sponsored Securities	—	255,064	—	255,064

Domestic Corporate Debt Securities	—	18,625,124	0	18,625,124

Foreign Corporate Debt Securities	—	54,604	—	54,604

Foreign Sovereign Debt Securities	—	174,250	—	174,250

Asset Backed Securities	—	478,972	—	478,972

Municipal Obligations	—	222,036	—	222,036

	$41,175	$22,619,558	$0	$22,660,733

Foreign Currency Contracts*	—	2,404	—	2,404

Futures*	(25,477)	—	—	(25,477)

Total Investments	$15,698	$22,621,962	$0	$22,637,660

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$2,404	$—

Interest rate risk
Futures contracts(b)	29,049	(54,526)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap	Foreign Currency
	Futures*	Agreements*	Contracts*

Realized Gain (Loss)
Credit risk	$—	$(3,746)	$—

Currency risk	—	—	206

Interest rate risk	49,881	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$—

Currency risk	—	—	2,404

Interest rate risk	(31,667)	—	—

Total	$18,214	$(3,746)	$2,610

*	The average notional value of futures, swap agreements and foreign currency contracts outstanding during the period was $8,339,248, $291,667 and $10,954, respectively.

Invesco V.I. Diversified Income Fund

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Treasury Ultra Bonds	4	March-2012	$640,750	$7,304

U.S. Treasury 5 Year Notes	32	March-2012	3,944,250	21,745

Subtotal			$4,585,000	$29,049

Short Contracts
U.S. Treasury 10 Year Notes	28	March-2012	$(3,671,500)	$(49,934)

U.S. Treasury 30 Year Notes	1	March-2012	(144,813)	(4,592)

Subtotal			$(3,816,313)	$(54,526)

Total			$768,687	$(25,477)

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

02/09/12	RBC Capital Markets Corp.	EUR	34,000	USD	46,426	$44,022	$2,404

Closed Foreign Currency Contracts
Closed		Contract to				Notional	Realized
Date	Counterparty	Deliver		Receive		Value	Gain

02/09/12	RBC Capital Markets Corp.	EUR	7,000	USD	9,637	$9,458	$179

Total foreign currency contracts							$2,583

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,148 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,226,461	$1,403,606

Invesco V.I. Diversified Income Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,083,674

Net unrealized appreciation — investments	949,971

Net unrealized appreciation (depreciation) — other investments	(218)

Temporary book/tax differences	(49,027)

Capital loss carryforward	(9,537,694)

Shares of beneficial interest	30,112,427

Total net assets	$22,559,133

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddle loss deferrals.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $582,621 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$2,178,603	$—	$2,178,603

December 31, 2017	7,359,091	—	7,359,091

	$9,537,694	$—	$9,537,694

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $10,615,008 and $13,235,941, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,370,144

Aggregate unrealized (depreciation) of investment securities	(420,173)

Net unrealized appreciation of investment securities	$949,971

Cost of investments for tax purposes is $21,710,762.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and paydown reclasses, on December 31, 2011, undistributed net investment income was decreased by $6,055 and undistributed net realized gain (loss) was increased by $6,055. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Diversified Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	348,442	$2,182,267	297,335	$1,831,971

Series II	5,383	33,498	68	406

Issued as reinvestment of dividends:
Series I	198,025	1,215,874	227,266	1,390,866

Series II	1,730	10,587	2,092	12,740

Reacquired:
Series I	(746,622)	(4,643,187)	(848,553)	(5,213,390)

Series II	(8,507)	(52,292)	(13,673)	(84,168)

Net increase (decrease) in share activity	(201,549)	$(1,253,253)	(335,465)	$(2,061,575)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$6.10	$0.29	$0.13	$0.42	$(0.33)	$6.19	7.02%	$22,333	0.75	%(d)	1.46	%(d)	4.71	%(d)	59%
Year ended 12/31/10	5.88	0.31	0.28	0.59	(0.37)	6.10	10.05	23,229	0.75		1.36		5.03		87
Year ended 12/31/09	5.87	0.35	0.29	0.64	(0.63)	5.88	10.89	24,299	0.74		1.48		5.91		200
Year ended 12/31/08	7.80	0.50	(1.74)	(1.24)	(0.69)	5.87	(15.59)	24,070	0.75		1.31		6.83		35
Year ended 12/31/07	8.28	0.51	(0.37)	0.14	(0.62)	7.80	1.72	38,336	0.75		1.17		6.04		67

Series II
Year ended 12/31/11	6.07	0.28	0.13	0.41	(0.32)	6.16	6.72	227	1.00	(d)	1.71	(d)	4.46	(d)	59
Year ended 12/31/10	5.85	0.29	0.28	0.57	(0.35)	6.07	9.70	232	1.00		1.61		4.78		87
Year ended 12/31/09	5.83	0.34	0.29	0.63	(0.61)	5.85	10.70	291	0.99		1.73		5.66		200
Year ended 12/31/08	7.74	0.48	(1.72)	(1.24)	(0.67)	5.83	(15.78)	409	1.00		1.56		6.58		35
Year ended 12/31/07	8.21	0.48	(0.36)	0.12	(0.59)	7.74	1.51	606	1.00		1.42		5.79		67

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $23,111 and $212 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2012
Houston, Texas

Invesco V.I. Diversified Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$1,034.60	$3.85	$1,021.42	$3.82	0.75%

Series II	1,000.00	1,033.20	5.12	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	4.35%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Diversified Income Fund

Invesco V.I. Dividend Growth Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VIDGR-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
In the year ended December 31, 2011, U.S. equity markets delivered muted returns but were volatile as investors worried about a potential slowdown in global economic growth. For the year, Invesco V.I. Dividend Growth Fund lagged its broad market and style-specific benchmarks, the S&P 500 Index and the Russell 1000 Index, respectively. The Fund’s returns were largely driven by investments in consumer staples, utilities and energy stocks. Holdings in the financials sector were the largest detractors from results during the fiscal year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	0.20%

Series II Shares	–0.06

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 1000 Index▼ (Style-Specific Index)	1.50

Lipper VUF Large-Cap Core Funds Index▼ (Peer Group Index)	–2.10

Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. The Fund may serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay dividends, and the Fund pays a quarterly dividend to shareholders. We manage risk by utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that may support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process may provide the best combination of dividend income, price appreciation and capital preservation.
     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:
■	A stock reaches its fair valuation (target price).

■	A company’s fundamental business prospects deteriorate.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets rose from the start of the year through the first quarter of 2011. Corporate fundamentals continued to improve as cost controls and stronger revenues helped produce better margins and earnings. However, in the spring of 2011, investor focus shifted from fundamentals to macroeconomic concerns. Market volatility dramatically increased due to civil unrest in the Middle East and the earthquake and tsunami in Japan. Then the eurozone sovereign debt crisis intensified, fear of contagion from Greece to other EU nations spread and growth in developed economies began to slow. As a result, fears of a global recession grew.
     Despite significant volatility, major U.S. equity indexes produced positive returns for the year. Sector performance was mixed, with utilities, consumer staples and health care being the leading sectors and financials and materials lagging.
     Consumer staples company Kimberly-Clark was the top contributor to Fund performance for the year. Kimberly-Clark has been a long-term investment for the Fund. Historically, the shareholder-friendly company has used its strong balance sheet to increase its dividend and to buy back stock each year. The company also has invested in innovative products and has been able to offset rising input costs by increasing prices and restructuring cost savings. Over the year, we opportunistically added to our Kimberly-Clark position when concerns about weak consumer spending and rising input costs weighed on the company’s stock price. We believed that Kimberly-Clark would be able to meet these challenges, as it has in the past. Indeed, the company’s third quarter 2011 results exceeded market expectations, and Kimberly-Clark gained market share with its new products.

Portfolio Composition
By sector

Consumer Staples	23.4%

Financials	18.3

Consumer Discretionary	12.1

Utilities	11.1

Industrials	9.8

Health Care	8.0

Information Technology	5.3

Materials	4.3

Energy	1.3

Telecommunication Services	1.0

Money Market Funds Plus Other Assets Less Liabilities	5.4

Top 10 Equity Holdings*

1.	Kimberly-Clark Corp.	3.3%

2.	General Mills, Inc.	3.2

3.	Procter & Gamble Co. (The)	2.3

4.	Heineken N.V.	2.3

5.	SunTrust Banks, Inc.	2.3

6.	American Electric Power Co., Inc.	2.3

7.	General Dynamics Corp.	2.2

8.	Automatic Data Processing, Inc.	2.2

9.	Raytheon Co.	2.1

10.	Johnson & Johnson	2.1

Top Five Industries

1.	Packaged Foods & Meats	7.9%

2.	Regional Banks	7.1

3.	Electric Utilities	6.3

4.	Household Products	5.6

5.	Pharmaceuticals	5.0

Total Net Assets	$322.3 million

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.
Invesco V.I. Dividend Growth Fund

     Another top contributor to Fund results was oil services firm Baker Hughes. The company reported strong earnings driven by continued growing revenues and improving margins in its North American business. The company received notable benefits from its 2010 acquisition of BJ Services, including the realization of cost synergies and stronger pricing power for its pressure pumping services used in shale drilling. We sold our position in Baker Hughes before the close of the year as the stock price reached our estimate of fair valuation.
     Holdings in the financials sector were the primary detractors from Fund results during the fiscal year. Fears of an economic slowdown and European sovereign debt uncertainties weighed on the Fund’s U.S. regional bank holdings. Hudson City Bancorp, SunTrust Banks and Zions Bancorporation all lagged the overall market in sympathy with broader macroeconomic uncertainties, and they were among the largest detractors from results. We have further stress-tested our analysis of these investments, valuing companies on a variety of metrics and considering the impact of regulations on their normalized earnings power. We believe valuations offer an attractive risk/reward profile as the group, at year-end, was trading near 2008 levels (based on tangible book value), despite higher capital positions, lower credit costs, improving loan demand and strong deposit growth. Also, these companies are increasingly returning excess capital to shareholders via dividends and stock buy-backs. At year-end, the Fund’s exposure to financials was primarily in regional banks and property and casualty insurance companies, which we believed represented the best risk/reward opportunities within the sector.
     The landscape is changing quickly as markets react to slowing economic growth and the impact of Europe’s sovereign debt issues. In 2011, we found more attractive opportunities in stable growing companies whose cash flows and business predictability was more consistent, rather than global cyclical stocks which we believed were near peak margins and had less attractive valuations. However, some cyclical sectors such as financials experienced dramatic compression in their valuation; as a result, we became active investors in the sector. At the end of the year, the Fund’s largest sector overweights, as compared to the Russell 1000 Index, were the consumer staples, financials and utilities sectors. Primary underweights were the information technology, energy and health care sectors.
     Overall at the end of 2011, we believed companies were in sound financial shape and equity valuations were modestly attractive. Also, valuation dispersions were narrow within sectors and return correlations were at historic highs. While the breadth of investment opportunities has decreased over the last two years, we believe investors should remain focused on long-term business fundamentals and dividend-paying stocks.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks over a full market cycle, applying our total return approach. We focus not only on an investment’s capital appreciation potential, but also on its current dividend income and capital preservation. This approach helps create a well-diversified Fund that may serve as a cornerstone allocation within an overall portfolio. As always, we thank you for your investment in Invesco V.I. Dividend Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Dividend Growth Fund. She joined Invesco in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University of Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Dividend Growth Fund. He joined Invesco in 2001. Mr. Harrington earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Invesco V.I. Dividend Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund
has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (3/1/90)		6.62%

10	Years	1.99

5	Years	–1.81

1	Year	0.20

Series II Shares

Inception (6/5/00)		1.65%

10	Years	1.73

5	Years	–2.06

1	Year	–0.06
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.
Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.82% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Dividend Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Dividend Growth Fund

Invesco V.I. Dividend Growth Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Common stock risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.
     Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
     Foreign securities risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Derivatives risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Dividend Growth Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks–94.61%
Aerospace & Defense–4.34%
General Dynamics Corp.	107,843	$7,161,854

Raytheon Co.	141,043	6,823,660

		13,985,514

Apparel Retail–0.58%
TJX Cos., Inc.	28,834	1,861,235

Asset Management & Custody Banks–1.67%
Federated Investors, Inc.–Class B	256,252	3,882,218

State Street Corp.	37,207	1,499,814

		5,382,032

Auto Parts & Equipment–1.56%
Johnson Controls, Inc.	160,285	5,010,509

Brewers–2.27%
Heineken N.V. (Netherlands)	158,760	7,329,505

Building Products–2.00%
Masco Corp.	615,988	6,455,554

Casinos & Gaming–1.50%
International Game Technology	281,125	4,835,350

Consumer Finance–1.89%
Capital One Financial Corp.	143,916	6,086,208

Data Processing & Outsourced Services–2.16%
Automatic Data Processing, Inc.	128,561	6,943,580

Department Stores–0.03%
Nordstrom, Inc.	2,054	102,104

Distillers & Vintners–0.27%
Treasury Wine Estates (Australia)	227,094	854,760

Diversified Chemicals–0.33%
E. I. du Pont de Nemours and Co.	23,434	1,072,808

Drug Retail–1.04%
Walgreen Co.	101,705	3,362,367

Electric Utilities–6.29%
American Electric Power Co., Inc.	177,002	7,311,953

Entergy Corp.	62,527	4,567,597

Exelon Corp.	151,222	6,558,498

PPL Corp.	62,494	1,838,573

		20,276,621

Food Distributors–2.01%
Sysco Corp.	221,242	6,489,028

Gas Utilities–1.32%
AGL Resources Inc.	100,276	4,237,664

General Merchandise Stores–1.91%
Target Corp.	120,412	6,167,503

Health Care Equipment–3.01%
Medtronic, Inc.	110,933	4,243,187

Stryker Corp.	109,649	5,450,652

		9,693,839

Hotels, Resorts & Cruise Lines–1.79%
Accor S.A. (France)	64,045	1,614,090

Marriott International Inc.–Class A	141,937	4,140,302

		5,754,392

Household Products–5.59%
Kimberly-Clark Corp.	143,485	10,554,757

Procter & Gamble Co. (The)	111,962	7,468,985

		18,023,742

Housewares & Specialties–0.90%
Newell Rubbermaid Inc.	179,181	2,893,773

Industrial Machinery–3.11%
Illinois Tool Works Inc.	48,030	2,243,481

Pentair, Inc.	184,493	6,141,772

Snap-On Inc.	32,314	1,635,735

		10,020,988

Integrated Oil & Gas–1.30%
Exxon Mobil Corp.	27,215	2,306,743

Total S.A. (France)	36,876	1,882,260

		4,189,003

Integrated Telecommunication Services–1.00%
AT&T Inc.	106,865	3,231,598

Investment Banking & Brokerage–1.32%
Charles Schwab Corp. (The)	378,411	4,260,908

Life & Health Insurance–2.91%
Lincoln National Corp.	123,635	2,400,991

Prudential Financial, Inc.	48,856	2,448,663

StanCorp Financial Group, Inc.	123,532	4,539,801

		9,389,455

Motorcycle Manufacturers–0.91%
Harley-Davidson, Inc.	75,322	2,927,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dividend Growth Fund

	Shares	Value

Movies & Entertainment–1.93%
Time Warner Inc.	171,870	$6,211,382

Multi-Utilities–3.31%
Dominion Resources, Inc.	83,220	4,417,317

PG&E Corp.	38,844	1,601,150

Sempra Energy	84,645	4,655,475

		10,673,942

Office Services & Supplies–0.36%
Avery Dennison Corp.	39,905	1,144,475

Oil & Gas Storage & Transportation–0.20%
Southern Union Co.	15,183	639,356

Packaged Foods & Meats–7.93%
Campbell Soup Co.	190,689	6,338,502

General Mills, Inc.	254,475	10,283,335

Kraft Foods Inc.–Class A	172,723	6,452,931

Mead Johnson Nutrition Co.	36,156	2,485,002

		25,559,770

Paper Products–1.80%
International Paper Co.	195,904	5,798,758

Personal Products–0.70%
L’Oreal S.A (France)	21,713	2,267,923

Pharmaceuticals–4.98%
Bristol-Myers Squibb Co.	69,474	2,448,264

Eli Lilly & Co.	136,262	5,663,048

Johnson & Johnson	102,210	6,702,932

Novartis AG (Switzerland)	21,823	1,247,759

		16,062,003

Property & Casualty Insurance–1.41%
Travelers Cos., Inc. (The)	76,971	4,554,374

Regional Banks–7.14%
Cullen/Frost Bankers, Inc.	15,329	811,057

Fifth Third Bancorp	432,494	5,501,324

M&T Bank Corp.	48,977	3,738,904

SunTrust Banks, Inc.	413,481	7,318,614

Zions Bancorp.	345,750	5,628,810

		22,998,709

Reinsurance–0.41%
Transatlantic Holdings, Inc.	24,014	1,314,286

Restaurants–0.86%
Brinker International, Inc.	103,703	2,775,092

Semiconductors–1.44%
Linear Technology Corp.	10,056	301,982

Texas Instruments Inc.	148,700	4,328,657

		4,630,639

Soft Drinks–1.26%
Coca-Cola Co. (The)	57,909	4,051,893

Specialized Consumer Services–0.09%
H&R Block, Inc.	17,966	293,385

Specialized REIT’s–1.63%
Weyerhaeuser Co.	281,700	5,259,339

Specialty Chemicals–0.53%
Ecolab Inc.	29,669	1,715,165

Systems Software–1.74%
Microsoft Corp.	215,781	5,601,675

Thrifts & Mortgage Finance–1.59%
Capitol Federal Financial Inc.	11,148	128,648

Hudson City Bancorp, Inc.	800,043	5,000,269

		5,128,917

Tobacco–2.29%
Altria Group, Inc.	156,566	4,642,182

Philip Morris International Inc.	34,896	2,738,638

		7,380,820

Total Common Stocks (Cost $302,436,259)		304,899,709

Money Market Funds–3.92%
Liquid Assets Portfolio–Institutional Class(b)	6,316,590	6,316,590

Premier Portfolio–Institutional Class(b)	6,316,591	6,316,591

Total Money Market Funds (Cost $12,633,181)		12,633,181

TOTAL INVESTMENTS–98.53% (Cost $315,069,440)		317,532,890

OTHER ASSETS LESS LIABILITIES–1.47%		4,741,836

NET ASSETS–100.00%		$322,274,726

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dividend Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $302,436,259)	$304,899,709

Investments in affiliated money market funds, at value and cost	12,633,181

Total investments, at value (Cost $315,069,440)	317,532,890

Foreign currencies, at value (Cost $4,811,756)	4,884,287

Receivable for:
Investments sold	1,592,347

Fund shares sold	51,989

Dividends	680,758

Investment for trustee deferred compensation and retirement plans	24,251

Total assets	324,766,522

Liabilities:
Payable for:
Investments purchased	983,901

Fund shares reacquired	294,787

Accrued fees to affiliates	943,219

Accrued other operating expenses	209,379

Trustee deferred compensation and retirement plans	60,510

Total liabilities	2,491,796

Net assets applicable to shares outstanding	$322,274,726

Net assets consist of:
Shares of beneficial interest	$416,621,316

Undistributed net investment income	6,604,125

Undistributed net realized gain (loss)	(103,486,621)

Unrealized appreciation	2,535,906

$322,274,726

Net Assets:
Series I	$253,850,228

Series II	$68,424,498

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,075,818

Series II	4,886,234

Series I:
Net asset value per share	$14.04

Series II:
Net asset value per share	$14.00

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $138,805)	$8,678,492

Dividends from affiliated money market funds	13,351

Interest	41,888

Total investment income	8,733,731

Expenses:
Advisory fees	1,579,045

Administrative services fees	298,206

Custodian fees	38,270

Distribution fees — Series II	161,910

Transfer agent fees	27,186

Trustees’ and officers’ fees and benefits	33,748

Other	47,327

Total expenses	2,185,692

Less: Fees waived	(18,200)

Net expenses	2,167,492

Net investment income	6,566,239

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(185,852))	23,602,811

Foreign currencies	84,894

23,687,705

Change in net unrealized appreciation (depreciation) of:
Investment securities	(41,221,706)

Foreign currencies	73,352

Foreign currency contracts	235

(41,148,119)

Net realized and unrealized gain (loss)	(17,460,414)

Net increase (decrease) in net assets resulting from operations	$(10,894,175)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dividend Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$6,566,239	$3,571,412

Net realized gain	23,687,705	3,469,462

Change in net unrealized appreciation (depreciation)	(41,148,119)	15,628,383

Net increase (decrease) in net assets resulting from operations	(10,894,175)	22,669,257

Distributions to shareholders from net investment income:
Series I	(2,886,405)	(3,255,974)

Series II	(680,347)	(803,719)

Total distributions from net investment income	(3,566,752)	(4,059,693)

Share transactions–net:
Series I	85,833,062	(27,025,327)

Series II	19,990,978	(17,414,065)

Net increase (decrease) in net assets resulting from share transactions	105,824,040	(44,439,392)

Net increase (decrease) in net assets	91,363,113	(25,829,828)

Net assets:
Beginning of year	230,911,613	256,741,441

End of year (includes undistributed net investment income of $6,604,125 and $3,539,933, respectively)	$322,274,726	$230,911,613

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Dividend Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Dividend Growth Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Dividend Growth Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.545%

Next $750 million	0.42%

Next $1 billion	0.395%

Over $2 billion	0.37%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.67% and Series II shares to 0.92% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco

Invesco V.I. Dividend Growth Fund

mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $18,200.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $79,358 for accounting and fund administrative services and reimbursed $218,848 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$306,707,036	$10,825,854	$—	$317,532,890

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts

Change in Unrealized Appreciation (Depreciation)

Currency risk	$235

Invesco V.I. Dividend Growth Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities sales of $563,803, which resulted in net realized gains (losses) of $(185,852).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,439 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$3,566,752	$4,059,693

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$6,660,322

Net unrealized appreciation — investments	1,445,342

Net unrealized appreciation — other investments	72,456

Temporary book/tax differences	(56,199)

Capital loss carryforward	(102,468,511)

Shares of beneficial interest	416,621,316

Total net assets	$322,274,726

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $71,259,646 of capital loss carryforward in the fiscal year ending December 31, 2012.

Invesco V.I. Dividend Growth Fund

  The Fund utilized $21,591,283 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term

December 31, 2015	$7,857,133

December 31, 2016	42,750,790

December 31, 2017	51,860,588

$102,468,511

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganizations of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $95,771,046 and $87,457,474, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$24,738,552

Aggregate unrealized (depreciation) of investment securities	(23,293,210)

Net unrealized appreciation of investment securities	$1,445,342

Cost of investments for tax purposes is $316,087,548.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward transactions on December 31, 2011, undistributed net investment income was increased by $93,665, undistributed net realized gain (loss) was increased by $51,432,237 and shares of beneficial interest decreased by $51,525,902. Further, primarily as a result of capital loss carryforward acquired in the reorganization of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund into the Fund, undistributed net investment income was decreased by $28,960, undistributed net realized gain (loss) was decreased by $74,020,269 and shares of beneficial interest increased by $74,049,229. These reclassifications had no effect on the net assets of the Fund.

Invesco V.I. Dividend Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	600,069	$8,253,518	42,162	$556,286

Series II	243,810	3,335,950	41,409	523,697

Issued as reinvestment of dividends:
Series I	195,688	2,886,405	254,971	3,255,974

Series II	46,157	680,347	63,037	803,719

Issued in connection with acquisitions:(b)
Series I	8,156,451	124,094,426	—	—

Series II	2,222,881	33,755,005	—	—

Reacquired:
Series I	(3,485,401)	(49,401,287)	(2,334,157)	(30,837,587)

Series II	(1,246,445)	(17,780,324)	(1,409,722)	(18,741,481)

Net increase (decrease) in share activity	6,733,210	$105,824,040	(3,342,300)	$(44,439,392)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all of the net assets of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 10,379,332 shares of the Fund for 11,415,021 shares outstanding of Invesco V.I. Financial Services Fund and 5,444,017 shares outstanding of Invesco V.I. Select Dimensions Dividend Growth Fund as of the close of business on April 29, 2011. Series I and Series II shares of the Target Funds were exchanged for Series I and Series II shares of the Fund based on the relative net asset value of each Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. Invesco V.I. Financial Services Fund’s net assets at that date of $67,820,291, including $7,630,530 of unrealized appreciation and Invesco V.I. Select Dimensions Dividend Growth Fund’s net assets at that date of $90,029,140, including $12,545,232 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $235,469,889 and $393,319,320 immediately after the acquisition.
  The pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$6,976,767
Net realized/unrealized gains (losses)	(6,722,411)

Change in net assets resulting from operations	$254,356
  The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Dividend Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$14.24	$0.31	$(0.27)	$0.04	$(0.24)	$14.04	0.20%	$253,850	0.66	%(d)	0.67	%(d)	2.24	%(d)	38%
Year ended 12/31/10	13.13	0.21	1.14	1.35	(0.24)	14.24	10.48	179,518	0.68		0.79		1.59		78
Year ended 12/31/09	10.78	0.20	2.37	2.57	(0.22)	13.13	24.30	192,279	0.67		0.67		1.80		44
Year ended 12/31/08	17.01	0.25	(6.41)	(6.16)	(0.07)	10.78	(36.35)	184,579	0.63		0.63		1.72		61
Year ended 12/31/07	16.53	0.22	0.48	0.70	(0.22)	17.01	4.22	368,737	0.58		0.58		1.27		48

Series II
Year ended 12/31/11	14.20	0.28	(0.28)	0.00	(0.20)	14.00	(0.06)	68,424	0.91	(d)	0.92	(d)	1.99	(d)	38
Year ended 12/31/10	13.09	0.19	1.12	1.31	(0.20)	14.20	10.20	51,394	0.93		1.04		1.34		78
Year ended 12/31/09	10.75	0.17	2.36	2.53	(0.19)	13.09	23.94	64,463	0.92		0.92		1.55		44
Year ended 12/31/08	16.98	0.21	(6.38)	(6.17)	(0.06)	10.75	(36.46)	59,030	0.88		0.88		1.47		61
Year ended 12/31/07	16.51	0.17	0.48	0.65	(0.18)	16.98	3.90	116,271	0.83		0.83		1.02		48

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $134,975,378 and sold of $57,441,776 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Financial Services Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $236,795 and $64,764 for Series I and Series II shares, respectively.

Invesco V.I. Dividend Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Dividend Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Dividend Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$940.40	$3.23	$1,021.88	$3.36	0.66%

Series II	1,000.00	939.00	4.45	1,020.62	4.63	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Dividend Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Dividend Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Dividend Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Dividend Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Dividend Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Dividend Growth Fund

Invesco V.I. Global Health Care Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VIGHC-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Global Health Care Fund, excluding variable product issuer charges, outperformed the Fund’s broad market index, the MSCI World Index, but underperformed the Fund’s style-specific benchmark, the MSCI World Health Care Index. The Fund’s relative results were largely attributable to holdings in the pharmaceuticals industry, which underperformed those within the style-specific benchmark. The Fund’s life sciences tools and services holdings and its cash position also detracted from relative results. Managed health care stocks made the largest contribution to results on both a relative and absolute basis.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	3.95%

Series II Shares	3.72

MSCI World Index▼ (Broad Market Index)	-5.54

MSCI World Health Care Index▼ (Style-Specific Index)	9.46

Lipper VUF Health/Biotechnology Funds Category Average▼ (Peer Group)	7.48

Source(s): ▼Lipper Inc.

How we invest
We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.
     In selecting securities for the Fund, we first screen the global investment universe. Stocks of at least $200 million in market capitalization are considered for further evaluation if they are identified as having attractive growth prospects relative to their current valuations. We use a research-oriented bottom-up investment approach, focusing on company fundamentals in an effort to uncover future growth prospects which are not yet appreciated by the market.
     In analyzing specific industries for possible investment, we ordinarily look for several of the following characteristics: above-average growth and demand; scientific and medical advances; below-average reimbursement risk; and high barriers to entry.
     In analyzing specific companies for possible investment, we ordinarily look for several of the following characteristics: leading companies with defensible franchises; companies in the midst of a new product cycle; value-added and/or niche-oriented products and/or services; potentially sustainable revenue growth; the potential to expand profit margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; and a capable management team.
     Stock selection is then further refined by valuation analysis. In general, we target stocks trading at compelling valuations based on one or more of the following parameters: price-to-earnings (P/E); P/E ratio versus expected earnings per share growth rate; enterprise value to earnings-before-interest-taxes-depreciation-and amortization (EBITDA); discounted cash flow analysis; and sum of parts analysis.
     The resulting target portfolio typically consists of 50-80 individual securities with exposure across most subsectors of health care and diversified by region. Additionally, position size is limited in an effort to maximize risk-adjusted returns.
     We may consider selling a security when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals deteriorate.

■	A company no longer meets our investment criteria.

Market conditions and your Fund
The year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. Thereafter, volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. Corporate earnings were largely positive, but often overshadowed by investor concerns about continuing high unemployment, weak consumer spending and soft housing data. At the same time, the sovereign debt crisis intensified in the eurozone and growth in developed economies slowed, weighing on investor sentiment and prompting fears of a global recession. Despite signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     In this environment, major domestic equity indexes delivered mixed returns for the year. The MSCI World Index produced a negative return for the year, with six out of 10 sectors posting losses.1 The health care sector, however, had the highest return among the sectors.1

Portfolio Composition
By country

United States	67.5%

Switzerland	7.9

Ireland	6.2

Germany	3.9

Israel	2.5

Brazil	2.3

United Kingdom	2.1

Countries Each Less Than 2% of Portfolio	3.2

Money Market Funds
Plus Other Assets Less Liabilities	4.4

Top 10 Equity Holdings*

1.	Roche Holding AG	4.2%

2.	Gilead Sciences, Inc.	4.0

3.	CVS Caremark Corp.	3.4

4.	Thermo Fisher Scientific, Inc.	3.3

5.	BioMarin Pharmaceutical Inc.	2.9

6.	Aetna Inc.	2.7

7.	UnitedHealth Group Inc.	2.7

8.	Novartis AG-ADR	2.7

9.	Abbott Laboratories	2.7

10.	Bayer AG	2.6

Top Five Industries

1.	Pharmaceuticals	25.9%

2.	Biotechnology	18.4

3.	Managed Health Care	15.5

4.	Health Care Equipment	10.5

5.	Health Care Services	6.3

Total Net Assets	$141.9 million

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Global Health Care Fund

     The largest contributor to Fund results during the reporting period was Pharmasset, a biotechnology company whose primary focus is the development of oral therapeutics for the treatment of hepatitis C. While the company has no products currently on the market, a number of its experimental-stage oral treatments have produced encouraging results and helped increase the company’s share price. In the third quarter of 2011, the Food and Drug Administration (FDA) granted “fast track” designation to one of the company’s antiviral drug candidates, PSI-938, which may expedite its development and speed up a possible review. In September, Pharmasset released promising data on the ability of one of its other drugs to suppress hepatitis C infections. Both events sent shares of the company higher.
     Biogen Idec was another contributor to Fund performance for the year. The company develops and markets therapeutics in the areas of neurology, immunology, hemophilia and oncology. In recent years, the company has embarked on a restructuring initiative to cut costs and focus on its unique expertise in developing treatments for multiple sclerosis (MS). The company has delivered better-than-expected revenue growth due largely to its newest MS drug, Tysabri. During the period, Biogen Idec released strong positive results in the Phase III clinical trial of its experimental MS drug, BG-12, increasing the likelihood of FDA approval. Shares of the company rose sharply following the announcement.
     Hospira, which manufactures generic injectable pharmaceuticals and medication-management devices, was the largest detractor from Fund results. The company has faced headwinds related to quality issues with its North Carolina manufacturing facilities. The company is addressing these issues, but they have proven costlier than anticipated, which has depressed earnings in the short term. We eliminated this stock from the Fund during the reporting period.
     Another detractor from Fund performance for the reporting period was Teva Pharmaceutical, the world’s largest generic drug maker. Teva also operates in the branded drug market, and the stock’s weak performance was partly due to concerns about the upcoming patent expiration of its largest branded drug, Copaxone, in 2013. Shares were also hurt when Teva reported that its MS drug, Laquinimod, failed to meet a critical goal for reducing relapse rates in its
Phase III trial. Despite this outcome, the company has submitted applications to U.S. and European regulatory authorities seeking approval of the drug; it has stated that it expects FDA approval by early 2012. We felt the market overreacted to these issues and we used the opportunity to increase our investment in the company.
     The Fund held derivative instruments in the form of currency futures contracts in order to hedge our European currency exposure. The net cumulative effect of these derivative contracts was positive for overall Fund performance during the year.
     We continued to focus on companies with new product cycles, less reimbursement risk and less competition. Relative to the MSCI World Health Care Index, we maintained a significant underweight position in large-cap pharmaceutical stocks because many firms face looming patent expirations with limited drug pipelines, which may result in modest (if any) earnings growth.
     At the close of the reporting period, we continued to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust in-line portfolios, compelling pipelines and because many of these companies could be targets of ongoing consolidation. The Fund was primarily invested in U.S. stocks, where we found more companies that fit our fundamental selection criteria. The international allocation was focused mainly on European large-cap pharmaceutical companies that have fewer patent expiration concerns than their U.S. counterparts.
     As always, thank you for your continued investment in Invesco V.I. Global Health Care Fund.
1 Source: Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Derek Taner
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Global Health Care Fund. Mr. Taner joined Invesco in 2005. Mr. Taner earned a B.S. in business administration and an M.B.A. from the Haas School of Business at the University of California at Berkeley.
Dean Dillard
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Health Care Fund. Mr. Dillard joined Invesco in 2000. He earned a B.S. in corporate finance from the University of Alabama and an M.B.A. from the Owen School of Business at Vanderbilt University.

Invesco V.I. Global Health Care Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
1	Source: Lipper Inc.
*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/21/97)		6.44%

10	Years	2.80

5	Years	2.21

1	Year	3.95

Series II Shares

10	Years	2.54%

5	Years	1.96

1	Year	3.72
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable
Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Health Care Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Health care sector risk. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries.
     The Lipper VUF Health/
Biotechnology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Health/ Biotechnology Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–95.63%
Biotechnology–18.35%
Actelion Ltd. (Switzerland)(b)	39,679	$1,356,882

Amarin Corp. PLC–ADR (United Kingdom)(b)	251,726	1,885,428

Biogen Idec Inc.(b)	23,529	2,589,367

BioMarin Pharmaceutical Inc.(b)	119,610	4,112,192

Celgene Corp.(b)	33,695	2,277,782

Gilead Sciences, Inc.(b)	137,469	5,626,606

Incyte Corp.(b)	139,437	2,092,949

Medivation Inc.(b)	25,811	1,190,145

Onyx Pharmaceuticals, Inc.(b)	36,039	1,583,914

Pharmasset, Inc.(b)	13,816	1,771,211

United Therapeutics Corp.(b)	32,888	1,553,958

		26,040,434

Drug Retail–4.15%
CVS Caremark Corp.	119,213	4,861,506

Raia Drogasil S.A. (Brazil)	148,860	1,034,237

		5,895,743

Health Care Distributors–2.58%
McKesson Corp.	46,899	3,653,901

Health Care Equipment–10.55%
Baxter International Inc.	64,753	3,203,978

CareFusion Corp.(b)	56,767	1,442,449

Covidien PLC (Ireland)	73,204	3,294,912

DexCom Inc.(b)	91,485	851,725

Hologic, Inc.(b)	138,056	2,417,361

MAKO Surgical Corp.(b)	39,385	992,896

Olympus Corp. (Japan)	98,500	1,295,581

Wright Medical Group, Inc.(b)	89,359	1,474,424

		14,973,326

Health Care Facilities–3.10%
Assisted Living Concepts Inc.–Class A	62,920	936,879

Rhoen-Klinikum AG (Germany)	101,257	1,929,158

Universal Health Services, Inc.–Class B	39,598	1,538,778

		4,404,815

Health Care Services–6.27%
DaVita, Inc.(b)	45,574	3,454,965

Express Scripts, Inc.(b)	40,201	1,796,582

Medco Health Solutions, Inc.(b)	24,770	1,384,643

Quest Diagnostics Inc.	38,879	2,257,315

		8,893,505

Health Care Supplies–0.58%
Meridian Bioscience, Inc.	44,039	829,695

Health Care Technology–3.10%
Allscripts Healthcare Solutions, Inc.(b)	110,436	2,091,658

Cerner Corp.(b)	37,696	2,308,880

		4,400,538

Life Sciences Tools & Services–4.86%
Life Technologies Corp.(b)	56,766	2,208,765

Thermo Fisher Scientific, Inc.(b)	104,215	4,686,549

		6,895,314

Managed Health Care–15.51%
Aetna Inc.	90,961	3,837,645

AMERIGROUP Corp.(b)	24,512	1,448,169

Amil Participacoes S.A. (Brazil)(c)	133,900	1,178,475

Aveta, Inc.(b)(c)	122,652	1,042,542

CIGNA Corp.	49,320	2,071,440

Health Net Inc.(b)	73,072	2,222,850

Humana Inc.	32,981	2,889,465

UnitedHealth Group Inc.	75,182	3,810,224

WellPoint, Inc.	53,096	3,517,610

		22,018,420

Pharmaceuticals–25.89%
Abbott Laboratories	66,902	3,761,899

Bayer AG (Germany)	57,423	3,671,536

EastPharma Ltd. REGS-GDR (Turkey)(b)(c)	109,515	98,563

Elan Corp. PLC–ADR (Ireland)(b)	132,537	1,821,058

Hikma Pharmaceuticals PLC (United Kingdom)	119,052	1,143,083

MAP Pharmaceuticals Inc.(b)	54,176	713,498

Medicis Pharmaceutical Corp.–Class A	55,616	1,849,232

Nippon Shinyaku Co., Ltd. (Japan)	116,000	1,433,793

Novartis AG–ADR (Switzerland)	66,353	3,793,401

Pfizer Inc.	160,703	3,477,613

Pharmstandard–GDR (Russia)(b)(c)	23,450	330,645

Roche Holding AG (Switzerland)	35,416	5,990,106

Sanofi–ADR (France)	38,905	1,421,589

Shire PLC–ADR (United Kingdom)	22,669	2,355,309

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	89,331	3,605,399

Warner Chilcott PLC–Class A (Ireland)(b)	84,075	1,272,055

		36,738,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

	Shares	Value

Research & Consulting Services–0.69%
Qualicorp S.A. (Brazil)(b)(c)	109,000	$978,011

Total Common Stocks & Other Equity Interests (Cost $124,708,978)		135,722,481

Money Market Funds–4.22%
Liquid Assets Portfolio–Institutional Class(d)	2,991,745	2,991,745

Premier Portfolio–Institutional Class(d)	2,991,745	2,991,745

Total Money Market Funds (Cost $5,983,490)		5,983,490

TOTAL INVESTMENTS–99.85% (Cost $130,692,468)		141,705,971

OTHER ASSETS LESS LIABILITIES–0.15%		217,870

NET ASSETS–100.00%		$141,923,841

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $3,628,236, which represented 2.56% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $124,708,978)	$135,722,481

Investments in affiliated money market funds, at value and cost	5,983,490

Total investments, at value (Cost $130,692,468)	141,705,971

Receivable for:
Fund shares sold	52,870

Dividends	164,326

Foreign currency contracts outstanding	336,420

Investment for trustee deferred compensation and retirement plans	21,878

Total assets	142,281,465

Liabilities:
Payable for:
Fund shares reacquired	156,684

Accrued fees to affiliates	107,628

Accrued other operating expenses	40,698

Trustee deferred compensation and retirement plans	52,614

Total liabilities	357,624

Net assets applicable to shares outstanding	$141,923,841

Net assets consist of:
Shares of beneficial interest	$145,930,223

Undistributed net investment income (loss)	(50,444)

Undistributed net realized gain (loss)	(15,310,532)

Unrealized appreciation	11,354,594

$141,923,841

Net Assets:
Series I	$114,476,135

Series II	$27,447,706

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,590,040

Series II	1,615,886

Series I:
Net asset value per share	$17.37

Series II:
Net asset value per share	$16.99

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $119,460)	$1,689,153

Dividends from affiliated money market funds (includes securities lending income of $43,364)	51,067

Total investment income	1,740,220

Expenses:
Advisory fees	1,142,861

Administrative services fees	426,480

Custodian fees	21,156

Distribution fees — Series II	67,554

Transfer agent fees	39,202

Trustees’ and officers’ fees and benefits	23,911

Other	54,313

Total expenses	1,775,477

Less: Fees waived	(10,456)

Net expenses	1,765,021

Net investment income (loss)	(24,801)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,777,035

Foreign currencies	(73,982)

Foreign currency contracts	(242,692)

6,460,361

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,688,331)

Foreign currencies	(2,128)

Foreign currency contracts	313,740

(1,376,719)

Net realized and unrealized gain	5,083,642

Net increase in net assets resulting from operations	$5,058,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(24,801)	$(352,936)

Net realized gain	6,460,361	6,635,670

Change in net unrealized appreciation (depreciation)	(1,376,719)	672,232

Net increase in net assets resulting from operations	5,058,841	6,954,966

Share transactions–net:
Series I	(14,012,631)	(24,973,014)

Series II	373,177	(1,847,042)

Net increase (decrease) in net assets resulting from share transactions	(13,639,454)	(26,820,056)

Net increase (decrease) in net assets	(8,580,613)	(19,865,090)

Net assets:
Beginning of year	150,504,454	170,369,544

End of year (includes undistributed net investment income (loss) of $(50,444) and $(41,772), respectively)	$141,923,841	$150,504,454

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

Invesco V.I. Global Health Care Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

Invesco V.I. Global Health Care Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

Invesco V.I. Global Health Care Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $10,456.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $376,480 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

Invesco V.I. Global Health Care Fund

	Level 1	Level 2	Level 3	Total

Equity Securities	$131,842,714	$9,863,257	$—	$141,705,971

Foreign Currency Contracts*	—	336,420	—	336,420

Total Investments	$131,842,714	$10,199,677	$—	$142,042,391

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$336,420	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(242,692)

Change in Unrealized Appreciation
Currency risk	313,740

Total	$71,048

*	The average notional value of foreign currency contracts outstanding during the period was $6,220,419.

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

02/10/12	Citibank Capital	CHF	2,900,000	USD	3,241,165	$3,090,153	$151,012

02/10/12	Citibank Capital	EUR	2,200,000	USD	3,033,910	2,848,502	185,408

Total open foreign currency contracts							$336,420

Currency Abbreviations:
CHF	– Swiss Franc
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,311 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the

Invesco V.I. Global Health Care Fund

custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

There were no ordinary income or long term capital gain distributions paid during the years ended December 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$11,009,904

Net unrealized appreciation — other investments	4,671

Temporary book/tax differences	(50,444)

Capital loss carryforward	(14,970,513)

Shares of beneficial interest	145,930,223

Total net assets	$141,923,841

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,826,503 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$14,970,513	$—	$14,970,513

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $61,223,176 and $75,700,042, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$19,790,306

Aggregate unrealized (depreciation) of investment securities	(8,780,402)

Net unrealized appreciation of investment securities	$11,009,904

Cost of investments for tax purposes is $130,696,067.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2011, undistributed net investment income (loss) was increased by $16,129, undistributed net realized gain (loss) was increased by $73,981 and shares of beneficial interest decreased by $90,110. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Health Care Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	1,299,440	$23,576,064	1,324,865	$21,365,905

Series II	275,720	4,760,125	218,080	3,429,179

Reacquired:
Series I	(2,157,315)	(37,588,695)	(2,928,835)	(46,338,919)

Series II	(251,096)	(4,386,948)	(340,143)	(5,276,221)

Net increase (decrease) in share activity	(833,251)	$(13,639,454)	(1,726,033)	$(26,820,056)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$16.71	$0.00	$0.66	$0.66	$—	$—	$—	$17.37	3.95%	$114,476	1.11	%(d)	1.12	%(d)	0.03	%(d)	42%
Year ended 12/31/10	15.87	(0.03)	0.87	0.84	—	—	—	16.71	5.29	124,441	1.11		1.12		(0.18)		16
Year ended 12/31/09	12.47	(0.01)	3.46	3.45	(0.05)	—	(0.05)	15.87	27.67	143,648	1.13		1.14		(0.05)		45
Year ended 12/31/08	24.06	0.07 (e)	(7.16)	(7.09)	—	(4.50)	(4.50)	12.47	(28.62)	128,563	1.12		1.13		0.34	(e)	67
Year ended 12/31/07	21.51	(0.01)	2.56	2.55	—	—	—	24.06	11.85	223,448	1.06		1.07		(0.06)		66

Series II
Year ended 12/31/11	16.38	(0.04)	0.65	0.61	—	—	—	16.99	3.72	27,448	1.36	(d)	1.37	(d)	(0.22	)(d)	42
Year ended 12/31/10	15.60	(0.07)	0.85	0.78	—	—	—	16.38	5.00	26,063	1.36		1.37		(0.43)		16
Year ended 12/31/09	12.26	(0.04)	3.40	3.36	(0.02)	—	(0.02)	15.60	27.39	26,722	1.38		1.39		(0.30)		45
Year ended 12/31/08	23.82	0.02 (e)	(7.08)	(7.06)	—	(4.50)	(4.50)	12.26	(28.78)	19,886	1.37		1.38		0.09	(e)	67
Year ended 12/31/07	21.36	(0.07)	2.53	2.46	—	—	—	23.82	11.52	20,817	1.31		1.32		(0.31)		66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $125,360 and $27,022 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.08% and $(0.03) and (0.17)% for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$907.50	$5.43	$1,019.51	$5.75	1.13%

Series II	1,000.00	906.60	6.63	1,018.25	7.02	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIGRE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, investors generally favored U.S. securities over international securities as the European debt crisis remained at the forefront of investor concerns. Despite stronger U.S. real estate securities performance, global real estate securities delivered negative returns during the reporting period, under-performing the broad market. Similarly, Invesco V.I. Global Real Estate Fund also delivered negative returns for the reporting period and underperformed the Fund’s broad market index, the MSCI World Index. The Fund’s underperformance relative to its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, was primarily the result of security selection in select countries, including Japan and Australia.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-6.51%

Series II Shares	-6.73

MSCI World Index▼ (Broad Market Index)	-5.54

FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	-5.82

Lipper VUF Real Estate Funds Category Average▼ (Peer Group)	2.04

Source(s): ▼Lipper Inc.; ■ Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate investment trusts (REITs) and other property-related securities from the U.S. and abroad whose value is driven by tangible assets. Our goal is to create a global Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying U.S. and non-U.S. property types we believe will benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review, to identify securities with:
■	Quality underlying properties.
■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.
     We consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.

■	A more attractive investment opportunity is identified.

Portfolio Composition
By country

United States	48.0%

Hong Kong	11.3

Japan	8.5

Australia	8.3

United Kingdom	4.9

Canada	4.3

France	3.7

Singapore	3.6

Countries each less than 2.0% of portfolio	5.5

Money Market Funds Plus Other Assets

Less Liabilities	1.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	4.9%

2.	Sun Hung Kai Properties Ltd.	3.3

3.	Ventas, Inc.	2.6

4.	Westfield Group	2.5

5.	HCP, Inc.	2.3

6.	Unibail-Rodamco S.E.	2.3

7.	Mitsubishi Estate Co. Ltd.	2.2

8.	Equity Residential	2.1

9.	Boston Properties, Inc.	2.1

10.	Prologis, Inc.	2.1

Total Net Assets	$196.6 million

Total Number of Holdings*	127

Market conditions and your Fund
Equity markets were highly volatile during the year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and sovereign debt issues in Europe. In the U.S., corporate earnings increased, but often were overshadowed by concerns about high unemployment and a lack of consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August. At the same time, the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, while the euro-zone’s sovereign debt concerns prompted fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011, despite a lack of meaningful resolutions to improve the global economy. Ultimately, major international and global equity indexes produced negative returns for the year, and six of the 10 market sectors of the MSCI World Index posted losses.
     In this environment, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, and the Fund produced losses for the year and underperformed the broad market, as measured by the MSCI World Index. The Fund’s underperformance relative to its style-specific benchmark was primarily the result of security selection in select countries, including Japan and Australia. Additionally, the Fund’s underweight exposure to Canada hurt relative performance during the year. Conversely, the Fund benefited from security selection in U.S. REITs, as well as security selection and an underweight exposure in Germany. Cash, although only a minor portion of Fund assets, also contributed positively to the Fund’s performance relative to its style-specific benchmark, given the equity market losses during the year.
     Top contributors during the year included Simon Property Group and Digital Realty Trust. Simon Property Group is one of the largest real estate companies with interests in approximately 392 retail real estate properties in North America, Europe and Asia. Demand for Digital Realty Trust, an integrated technology-related REIT, remained robust as data storage remains a priority for many companies.

Invesco V.I. Global Real Estate Fund

     Top detractors from the Fund’s performance included Sun Hung Kai Properties and Hong Kong Land. These two property companies experienced lackluster performance during the year, along with most Asian property stocks, which underperformed the style-specific benchmark. Sun Hung Kai Properties is one of the largest property companies in Hong Kong focusing on premium quality residential and commercial development. Hong Kong Land primarily owns and manages prime commercial space in Hong Kong and also develops premium properties in China and Singapore.
     At the end of 2011 and relative to our style-specific benchmark, we were modestly overweight in France, Hong Kong and Australia. Conversely, we were underweight in the U.S., Netherlands, Canada, the U.K. and Japan. We generally maintained our bias toward companies with higher quality assets, tenant rosters and flexible yet generally lower-leveraged balance sheets with longer-term debt maturities. As a result of improvements in economic growth, we sought to add positions in companies capable of delivering higher cash flow growth. We continued to maintain a well-diversified portfolio across all property types and global economic regions, based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco V.I. Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned a B.B.A. in economics and finance and an M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is a Certified Public Accountant.
James Cowen
Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. Mr. Cowen has worked in the financial industry since 1998 and joined Invesco in 2000. He earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas at Dallas.
Darin Turner
Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from The University of Texas at Arlington and an M.B.A. specializing in investments from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in 1998. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from The University of Texas at Dallas.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (3/31/98)	7.42%

10 Years	9.52

5 Years	-5.45

1 Year	-6.51

Series II Shares

10 Years	9.26%

5 Years	-5.67

1 Year	-6.73
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.20% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
     Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     REIT risk/real estate risk. Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
     Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
     U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
     The Lipper VUF Real Estate Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.07%
Australia–8.33%
CFS Retail Property Trust	1,008,969	$1,738,875

Dexus Property Group	1,245,450	1,057,292

Goodman Group	2,187,009	1,272,886

GPT Group	478,322	1,501,929

Investa Office Fund	1,680,781	1,031,462

Stockland	736,278	2,402,278

Westfield Group	610,689	4,878,225

Westfield Retail Trust	981,611	2,499,939

		16,382,886

Austria–0.35%
Conwert Immobilien Invest S.E.	61,287	679,803

Canada–4.25%
Boardwalk REIT	28,992	1,435,372

Canadian REIT	18,500	642,815

Chartwell Seniors Housing REIT	155,400	1,296,525

H&R REIT	66,500	1,518,247

Primaris Retail REIT	72,600	1,468,675

RioCan REIT	76,600	1,987,179

		8,348,813

China–0.61%
Agile Property Holdings Ltd.	312,000	279,597

Country Garden Holdings Co.	938,000	351,451

Shimao Property Holdings Ltd.	348,000	297,072

Soho China Ltd.	415,000	276,253

		1,204,373

Finland–0.46%
Sponda Oyj	222,579	895,673

France–3.73%
Fonciere des Regions	7,205	461,061

Gecina S.A.	4,790	402,980

Klepierre	28,122	798,980

Mercialys	20,902	673,631

Societe Immobiliere de Location pour I’Industrie et le Commerce	5,022	487,043

Unibail-Rodamco S.E.	25,158	4,502,825

		7,326,520

Germany–0.85%
Deutsche Wohnen AG	60,793	807,695

GSW Immobilien AG(a)	30,106	871,468

		1,679,163

Hong Kong–11.29%
China Overseas Land & Investment Ltd.	1,278,301	2,136,372

China Resources Land Ltd.	758,000	1,221,837

Hang Lung Properties Ltd.	771,000	2,193,894

Henderson Land Development Co. Ltd.	232,000	1,148,663

Hongkong Land Holdings Ltd.	491,000	2,222,727

Hysan Development Co. Ltd.	207,000	678,035

Kerry Properties Ltd.	267,400	884,838

Link REIT (The)	637,000	2,345,711

Sino Land Co. Ltd.	737,600	1,050,377

Sun Hung Kai Properties Ltd.	518,000	6,465,448

Wharf Holdings Ltd. (The)	410,000	1,852,934

		22,200,836

Italy–0.09%
Beni Stabili S.p.A.	390,836	174,926

Japan–8.46%
Advance Residence Investment	175	337,763

AEON Mall Co., Ltd.	15,400	326,520

Japan Prime Realty Investment Corp.	266	626,798

Japan Real Estate Investment Corp.	111	865,610

Japan Retail Fund Investment Corp.	473	700,832

Mitsubishi Estate Co. Ltd.	291,000	4,343,395

Mitsui Fudosan Co., Ltd.	253,000	3,683,514

Nippon Building Fund Inc.	127	1,039,901

Nomura Real Estate Office Fund, Inc.	124	637,406

Sumitomo Realty & Development Co., Ltd.	151,000	2,641,328

Tokyu Land Corp.	132,000	499,246

United Urban Investment Corp.	824	934,952

		16,637,265

Malta–0.00%
BGP Holdings PLC(a)	3,053,090	0

Netherlands–0.70%
Corio N.V.	31,889	1,380,700

Norway–0.14%
Norwegian Property ASA	219,662	270,331

Singapore–3.63%
Ascendas REIT	537,000	757,562

CapitaCommercial Trust	613,000	497,669

Capitaland Ltd.	915,000	1,554,532

CapitaMall Trust	994,550	1,301,213

CapitaMalls Asia Ltd.	558,000	485,023

City Developments Ltd.	110,000	752,998

Global Logistic Properties Ltd.(a)	806,000	1,087,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value

Singapore–(continued)

Keppel Land Ltd.	139,000	$237,136

Suntec REIT	570,000	471,602

		7,145,708

Sweden–0.92%
Castellum AB	81,113	1,002,889

Fabege AB	36,185	283,427

Wihlborgs Fastigheter AB	38,877	512,776

		1,799,092

Switzerland–1.34%
PSP Swiss Property AG(a)	8,560	715,085

Swiss Prime Site AG(a)	25,446	1,911,430

		2,626,515

United Kingdom–4.92%
Big Yellow Group PLC	139,866	531,728

British Land Co. PLC	245,144	1,753,349

Derwent London PLC	37,635	909,268

Great Portland Estates PLC	164,039	820,518

Hammerson PLC	215,569	1,200,231

Land Securities Group PLC	219,869	2,162,261

SEGRO PLC	230,844	747,667

Shaftesbury PLC	146,426	1,062,684

Unite Group PLC	185,942	483,722

		9,671,428

United States–48.00%
Acadia Realty Trust	45,241	911,154

Alexandria Real Estate Equities, Inc.	36,326	2,505,404

American Campus Communities, Inc.	32,700	1,372,092

AvalonBay Communities, Inc.	28,753	3,755,142

Boston Properties, Inc.	41,979	4,181,108

BRE Properties, Inc.	17,021	859,220

Brookfield Office Properties, Inc.	117,143	1,836,252

Camden Property Trust	25,582	1,592,224

CBL & Associates Properties, Inc.	28,700	450,590

DCT Industrial Trust Inc.	80,500	412,160

DDR Corp.	25,000	304,250

DiamondRock Hospitality Co.	117,829	1,135,872

Digital Realty Trust, Inc.	37,019	2,468,057

Douglas Emmett, Inc.	28,338	516,885

Duke Realty Corp.	142,599	1,718,318

Equity Lifestyle Properties, Inc.	13,200	880,308

Equity Residential	73,875	4,213,091

Essex Property Trust, Inc.	17,688	2,485,341

Extra Space Storage Inc.	29,358	711,344

Federal Realty Investment Trust	19,400	1,760,550

General Growth Properties, Inc.	131,587	1,976,437

HCP, Inc.	109,111	4,520,469

Health Care REIT, Inc.	67,797	3,696,970

Healthcare Realty Trust, Inc.	24,800	461,032

Hersha Hospitality Trust	83,636	408,144

Highwoods Properties, Inc.	38,800	1,151,196

Host Hotels & Resorts Inc.	268,424	3,964,622

Kilroy Realty Corp.	29,617	1,127,519

Kimco Realty Corp.	105,500	1,713,320

Macerich Co. (The)	54,140	2,739,484

Mid-America Apartment Communities, Inc.	22,500	1,407,375

National Retail Properties Inc.	54,500	1,437,710

Pebblebrook Hotel Trust	16,739	321,054

Piedmont Office Realty Trust Inc.–Class A	53,500	911,640

Prologis, Inc.	142,520	4,074,647

Public Storage	27,135	3,648,572

Regency Centers Corp.	36,200	1,361,844

Retail Opportunity Investments Corp.	67,879	803,687

Senior Housing Properties Trust	36,100	810,084

Simon Property Group, Inc.	74,884	9,655,543

SL Green Realty Corp.	17,986	1,198,587

Sovran Self Storage, Inc.	19,700	840,599

Starwood Hotels & Resorts Worldwide, Inc.	7,096	340,395

Sunstone Hotel Investors, Inc.(a)	54,500	444,175

Tanger Factory Outlet Centers, Inc.	20,000	586,400

Taubman Centers, Inc.	9,100	565,110

UDR, Inc.	66,600	1,671,660

Ventas, Inc.	91,305	5,033,645

Vornado Realty Trust	44,675	3,433,721

		94,375,003

Total Common Stocks & Other Equity Interests (Cost $178,461,404)		192,799,035

Money Market Funds–1.58%
Liquid Assets Portfolio–Institutional Class(b)	1,554,441	1,554,441

Premier Portfolio–Institutional Class(b)	1,554,441	1,554,441

Total Money Market Funds (Cost $3,108,882)		3,108,882

TOTAL INVESTMENTS–99.65% (Cost $181,570,286)		195,907,917

OTHER ASSETS LESS LIABILITIES–0.35%		694,707

NET ASSETS–100.00%		$196,602,624

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $178,461,404)	$192,799,035

Investments in affiliated money market funds, at value and cost	3,108,882

Total investments, at value (Cost $181,570,286)	195,907,917

Foreign currencies, at value (Cost $18,530)	18,566

Receivable for:
Fund shares sold	240,563

Dividends	919,028

Investment for trustee deferred compensation and retirement plans	17,121

Other assets	2,209

Total assets	197,105,404

Liabilities:
Payable for:
Fund shares reacquired	268,914

Accrued fees to affiliates	155,516

Accrued other operating expenses	45,169

Trustee deferred compensation and retirement plans	33,181

Total liabilities	502,780

Net assets applicable to shares outstanding	$196,602,624

Net assets consist of:
Shares of beneficial interest	$228,638,434

Undistributed net investment income	(1,251,973)

Undistributed net realized gain (loss)	(45,120,991)

Unrealized appreciation	14,337,154

$196,602,624

Net Assets:
Series I	$134,253,896

Series II	$62,348,728

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	11,059,642

Series II	5,252,183

Series I:
Net asset value per share	$12.14

Series II:
Net asset value per share	$11.87

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $267,086)	$5,511,528

Dividends from affiliated money market funds	2,511

Total investment income	5,514,039

Expenses:
Advisory fees	1,422,673

Administrative services fees	510,604

Custodian fees	115,271

Distribution fees — Series II	128,535

Transfer agent fees	25,545

Trustees’ and officers’ fees and benefits	25,721

Other	53,406

Total expenses	2,281,755

Less: Fees waived	(3,545)

Net expenses	2,278,210

Net investment income	3,235,829

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	906,910

Foreign currencies	63,027

969,937

Change in net unrealized appreciation (depreciation) of:
Investment securities	(19,896,472)

Foreign currencies	3,944

(19,892,528)

Net realized and unrealized gain (loss)	(18,922,591)

Net increase (decrease) in net assets resulting from operations	$(15,686,762)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$3,235,829	$4,017,480

Net realized gain	969,937	7,130,044

Change in net unrealized appreciation (depreciation)	(19,892,528)	11,160,840

Net increase (decrease) in net assets resulting from operations	(15,686,762)	22,308,364

Distributions to shareholders from net investment income:
Series I	(5,627,461)	(6,161,371)

Series II	(2,275,433)	(1,036,283)

Total distributions from net investment income	(7,902,894)	(7,197,654)

Share transactions–net:
Series I	19,582,854	(9,517,933)

Series II	35,133,330	19,873,135

Net increase in net assets resulting from share transactions	54,716,184	10,355,202

Net increase in net assets	31,126,528	25,465,912

Net assets:
Beginning of year	165,476,096	140,010,184

End of year (includes undistributed net investment income of $(1,251,973) and $1,843,563, respectively)	$196,602,624	$165,476,096

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Global Real Estate Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Global Real Estate Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management,

Invesco V.I. Global Real Estate Fund

Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $3,545.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $460,604 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Real Estate Fund

  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$15,110,000	$1,272,886	$—	$16,382,886

Austria	—	679,803	—	679,803

Canada	8,348,813	—	—	8,348,813

China	1,204,373	—	—	1,204,373

Finland	—	895,673	—	895,673

France	1,563,654	5,762,866	—	7,326,520

Germany	807,695	871,468	—	1,679,163

Hong Kong	10,464,126	11,736,710	—	22,200,836

Italy	174,926	—	—	174,926

Japan	5,642,508	10,994,757	—	16,637,265

Malta	—	—	0	0

Netherlands	—	1,380,700	—	1,380,700

Norway	270,331	—	—	270,331

Singapore	757,562	6,388,146	—	7,145,708

Sweden	283,427	1,515,665	—	1,799,092

Switzerland	1,911,430	715,085	—	2,626,515

United Kingdom	1,810,351	7,861,077	—	9,671,428

United States	97,483,885	—	—	97,483,885

Total Investments	$145,833,081	$50,074,836	$0	$195,907,917

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,331 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$7,902,894	$7,197,654

Invesco V.I. Global Real Estate Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,350,512

Net unrealized appreciation — investments	4,654,440

Net unrealized appreciation (depreciation) — other investments	(477)

Temporary book/tax differences	(32,564)

Capital loss carryforward	(38,007,721)

Shares of beneficial interest	228,638,434

Total net assets	$196,602,624

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $14,511,289 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term

December 31, 2016	$14,993,927

December 31, 2017	22,621,345

Not Subject to expiration	392,449

$38,007,721

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $138,004,443 and $88,423,407, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,921,939

Aggregate unrealized (depreciation) of investment securities	(9,267,499)

Net unrealized appreciation of investment securities	$4,654,440

Cost of investments for tax purposes is $191,253,477.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2011, undistributed net investment income was increased by $1,571,529, undistributed net realized gain (loss) was decreased by $1,543,909 and shares of beneficial interest decreased by $27,620. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	4,052,616	$55,794,931	3,250,045	$40,832,439

Series II	3,043,981	39,999,065	1,654,806	20,893,454

Issued as reinvestment of dividends:
Series I	496,249	5,627,461	477,626	6,161,371

Series II	204,994	2,275,433	81,855	1,036,283

Reacquired:
Series I	(3,169,118)	(41,839,538)	(4,611,903)	(56,511,743)

Series II	(551,566)	(7,141,168)	(169,623)	(2,056,602)

Net increase in share activity	4,077,156	$54,716,184	682,806	$10,355,202

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	and unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$13.58	$0.24	$(1.16)	$(0.92)	$(0.52)	$—	$(0.52)	$12.14	(6.51)%	$134,254	1.14	%(d)	1.14	%(d)	1.77	%(d)	47%
Year ended 12/31/10	12.14	0.35	1.74	2.09	(0.65)	—	(0.65)	13.58	17.51	131,462	1.20		1.20		2.82		87
Year ended 12/31/09	9.23	0.26	2.65	2.91	—	—	—	12.14	31.53	128,224	1.26		1.26		2.59		72
Year ended 12/31/08	21.88	0.44	(10.35)	(9.91)	(1.08)	(1.66)	(2.74)	9.23	(44.65)	82,582	1.17		1.17		2.51		62
Year ended 12/31/07	28.74	0.38	(1.52)	(1.14)	(1.69)	(4.03)	(5.72)	21.88	(5.54)	143,773	1.13		1.22		1.31		57

Series II
Year ended 12/31/11	13.31	0.20	(1.13)	(0.93)	(0.51)	—	(0.51)	11.87	(6.73)	62,349	1.39	(d)	1.39	(d)	1.52	(d)	47
Year ended 12/31/10	11.93	0.32	1.70	2.02	(0.64)	—	(0.64)	13.31	17.24	34,014	1.45		1.45		2.57		87
Year ended 12/31/09	9.10	0.24	2.59	2.83	—	—	—	11.93	31.10	11,786	1.45		1.51		2.40		72
Year ended 12/31/08	21.66	0.36	(10.19)	(9.83)	(1.07)	(1.66)	(2.73)	9.10	(44.72)	4,203	1.42		1.42		2.26		62
Year ended 12/31/07	28.57	0.29	(1.49)	(1.20)	(1.68)	(4.03)	(5.71)	21.66	(5.76)	2,646	1.38		1.47		1.06		57

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $138,276 and $51,414 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$884.70	$5.42	$1,019.46	$5.80	1.14%

Series II	1,000.00	883.60	6.60	1,018.20	7.07	1.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIGOV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Government Securities Fund underperformed the Fund’s style-specific index. The reason for this underperformance was the Fund’s duration positioning and sector allocation that favored agency mortgage-backed securities (MBS).
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	7.91%

Series II Shares	7.63

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	7.84

Barclays Capital U.S. Government Index▼ (Style-Specific Index)	9.02

Lipper VUF General U.S. Government Funds Index▼ (Peer Group Index)	9.17
Source(s): ▼Lipper Inc.

How we invest
We invest primarily in debt securities issued, guaranteed or backed by the U.S. government or its agencies and instrumentalities. These securities include: U.S. Treasury notes and bonds, U.S. agency debentures and agency-backed mortgage-backed securities (MBS). The Fund may invest in derivative instruments such as interest rate futures contracts and swap agreements, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage-backed securities.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	The general liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled and volatile during 2011 as investors assessed and reacted to the economic implications of several global events, including the Japanese earthquake and tsunami, the U.S. debt ceiling debate, and a reinvigorated eurozone sovereign debt crisis. The U.S. economy showed signs of faltering and there was little consensus regarding the threat of U.S. inflation. However, starting in the second quarter, anxiety linked to the aforementioned events and related concerns about global financial instability began dominating headlines and investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of U.S. government bonds. By the end of the year, U.S. interest rates were pushed to near-historic lows, in spite of Standard & Poor’s credit rating downgrade of the U.S. in the third quarter.
     U.S. Treasury yields for maturities of between two and 30 years ended the year lower than at the start of the year, generating strong positive 12-month returns across government bond sectors. With inflation expectations held in check, long-term bonds outperformed short and intermediate maturities as investors were willing to extend out on the yield curve for incrementally higher returns. The broad U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, also generated a positive total return for the 12 months ended December 31, 2011. While U.S. credit spreads widened to reflect heightened systemic risks, the significant decline in rates across the yield curve created gains across most domestic bond market sectors for the year.
     The Fund allocated a significant portion of assets to agency MBS. These securities provided a higher yield than U.S. Treasury or agency debentures but gave up some average life certainty. During the year, the U.S. government made several attempts to adjust home refinancing programs, increasing MBS performance volatility. This volatility widened MBS yield spreads which had a negative impact on the Fund’s performance relative to the style specific benchmark. Our allocation to agency MBS also meant the Fund had a smaller allocation to U.S. Treasury securities and agency debentures than the benchmark.

Portfolio Composition
By security type

U.S. Government Sponsored
Mortgage-Backed Securities	73.5%

U.S. Government Sponsored
Agency Securities	13.7

U.S. Treasury Securities	12.4

Non-U.S. Dollar Denominated
Bonds & Notes	2.6

U.S. Dollar Denominated Bonds & Notes	1.3

Money Market Funds
Plus Other Assets Less Liabilities	–3.5

Top 10 Fixed Income Issuers*

1.	Federal National Mortgage Association	22.6%

2.	Freddie Mac REMICs	12.5

3.	Fannie Mae REMICs	12.4

4.	U.S. Treasury	12.4

5.	Federal Home Loan Mortgage Corp.	12.0

6.	Ginnie Mae REMICs	9.6

7.	Federal Agricultural Mortgage Corp.	4.5

8.	Federal Home Loan Bank	4.4

9.	Federal Farm Credit Bank	4.1

10.	Government
	National Mortgage Association	3.5

Total Net Assets	$1.3 billion

Total Number of Holdings*	922
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Government Securities Fund

     We used dollar rolls, a type of repurchase transaction in the highly liquid TBA market for agency MBS, to produce additional income for the Fund. A dollar roll involves the Fund selling MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return on the portfolio.
     The Fund also uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a longer duration tending to be more sensitive to interest rate changes than the benchmark. The Fund’s duration and yield curve positions during the year had a modest negative effect on performance. The portfolio did own Treasury Inflation Protected Securities (TIPS) during the year. These securities pay a semiannual coupon and the principal is adjusted for changes in inflation. TIPS had a negligible effect on performance for the year. In addition, U.S. Treasury futures were an important investment tool in the management of our targeted portfolio duration and the Fund realized a small gain from the use of futures during the reporting period.
     We thank you for your investment in Invesco V.I. Government Securities Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
1	Source: Lipper Inc.
*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/5/93)		5.21%

10	Years	4.97

5	Years	6.31

1	Year	7.91

Series II Shares

Inception (9/19/01)		4.59%

10	Years	4.70

5	Years	6.04

1	Year	7.63

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.
Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.60% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
     Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
     Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.
     U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.
     The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general U.S. government variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2011

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–73.50%
Collateralized Mortgage Obligations–39.13%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$4,500,000	$4,544,383

Fannie Mae REMICs,
4.50%, 11/25/16 to 07/25/27	12,706,358	13,167,504

4.00%, 07/25/18 to 07/25/40	20,213,517	21,342,287

5.00%, 08/25/19 to 09/25/37	35,162,507	37,276,339

4.25%, 12/25/19 to 02/25/37	16,336,233	17,390,999

3.00%, 07/25/22 to 09/25/36	18,820,962	19,449,660

2.50%, 03/25/26	6,013,337	6,177,361

7.00%, 09/18/27	998,613	1,148,313

6.50%, 01/25/30 to 03/25/32	3,450,499	3,930,089

3.50%, 12/25/31	3,432,555	3,531,492

4.75%, 07/25/33	6,519,329	6,738,433

5.75%, 10/25/35	1,273,358	1,437,706

0.59%, 05/25/36(a)	12,877,173	12,839,762

6.58%, 06/25/39(a)	10,360,931	12,269,507

Fannie Mae Whole Loans, 5.50%, 07/25/34	956,150	973,122

Federal Home Loan Bank,
4.55%, 04/27/12	920,393	930,777

5.27%, 12/28/12	10,237,680	10,607,036

5.07%, 10/20/15	2,121,106	2,306,215

5.46%, 11/27/15	30,374,534	33,786,815

5.77%, 03/23/18	5,098,739	5,683,916

Freddie Mac REMICs,
0.85%, 03/15/13	2,725,461	2,725,907

4.75%, 07/15/14 to 05/15/23	1,779,402	1,801,464

3.50%, 10/15/16 to 12/15/27	3,359,027	3,441,550

4.38%, 05/15/17	642,150	650,738

4.16%, 07/15/17	762,928	773,790

3.77%, 09/15/17	783,328	797,912

3.84%, 09/15/17	1,099,761	1,121,312

4.50%, 10/15/17 to 10/15/36	15,634,965	16,131,172

4.00%, 12/15/17 to 03/15/38	21,554,042	22,430,372

5.00%, 02/15/18 to 09/15/32	17,432,455	18,373,846

3.00%, 10/15/18 to 04/15/26	18,390,634	19,066,053

3.75%, 10/15/18	5,910,777	6,121,914

4.25%, 01/15/19	1,263,295	1,305,666

0.68%, 04/15/28 to 06/15/37(a)	19,441,952	19,418,494

5.50%, 10/15/28 to 02/15/33	3,579,642	3,611,260

6.00%, 09/15/29	178,646	178,591

5.25%, 08/15/32	7,654,109	7,933,899

0.58%, 03/15/36(a)	12,628,318	12,613,177

5.75%, 05/15/36	1,252,389	1,314,070

0.62%, 11/15/36(a)	12,688,846	12,717,154

1.14%, 11/15/39(a)	5,815,681	5,872,528

Ginnie Mae REMICs,
6.00%, 01/16/25	2,843,803	3,171,499

5.00%, 09/16/27 to 08/16/35	5,137,001	5,504,944

4.50%, 01/16/31 to 08/20/35	59,860,077	62,593,606

5.50%, 04/16/31	642,205	643,417

4.75%, 09/20/32	2,101,089	2,210,785

4.00%, 04/16/33 to 02/20/38	28,155,374	29,458,834

5.76%, 08/20/34(a)	3,889,410	4,410,013

5.84%, 01/20/39(a)	11,564,465	13,192,470

		495,118,153

Federal Deposit Insurance Company (FDIC)–0.09%
Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.82%, 02/25/48 (Acquired 03/05/10; Cost $1,191,682)(a)(c)	1,191,682	1,190,434

Federal Home Loan Mortgage Corp. (FHLMC)–10.49%
Pass Through Ctfs.,
6.50%, 10/01/12 to 12/01/35	12,131,268	13,725,990

6.00%, 09/01/13 to 07/01/38	6,914,630	7,586,360

7.00%, 07/01/14 to 12/01/37	12,535,923	14,517,209

8.00%, 07/01/15 to 09/01/36	11,549,160	13,822,198

7.50%, 03/01/16 to 08/01/36	4,531,939	5,365,191

5.00%, 07/01/18 to 01/01/40	6,746,792	7,296,578

10.50%, 08/01/19	3,032	3,406

4.50%, 09/01/20 to 08/01/41	28,820,057	30,828,008

8.50%, 09/01/20 to 08/01/31	941,579	1,122,768

10.00%, 03/01/21	59,690	70,307

9.00%, 06/01/21 to 06/01/22	420,350	481,698

5.50%, 12/01/22 to 11/01/39	3,628,123	3,954,754

3.50%, 08/01/26	2,897,043	3,053,052

7.05%, 05/20/27	313,510	360,867

6.03%, 10/20/30	1,963,262	2,259,514

Pass Through Ctfs., ARM
2.66%, 10/01/36(a)	640,120	680,856

5.46%, 01/01/38(a)	353,577	377,304

Pass Through Ctfs., TBA, 4.00%, 01/01/42(b)	26,000,000	27,275,625

		132,781,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–20.28%
Pass Through Ctfs.,
8.00%, 06/01/12 to 11/01/37	$12,000,550	$14,220,642

8.50%, 06/01/12 to 08/01/37	4,719,003	5,614,803

7.50%, 09/01/12 to 08/01/37	14,441,308	17,092,591

6.50%, 05/01/13 to 04/01/38	14,452,098	16,096,382

10.00%, 09/01/13	6,687	6,789

6.00%, 01/01/14 to 10/01/38	13,593,478	15,038,619

7.00%, 01/15/14 to 06/01/36	17,691,825	19,976,969

5.00%, 11/01/17 to 03/01/40	41,421,436	44,859,720

4.50%, 09/01/18 to 08/01/41	56,731,963	61,007,673

5.50%, 03/01/21 to 08/01/38	17,285,322	18,899,221

6.75%, 07/01/24	1,014,260	1,153,715

6.95%, 10/01/25	56,880	65,775

Pass Through Ctfs., ARM,
2.40%, 05/01/35(a)	1,147,538	1,209,076

4.73%, 03/01/38(a)	230,809	246,632

Pass Through Ctfs., Balloon, 3.84%, 04/01/18	6,600,000	7,153,949

Pass Through Ctfs., TBA,
4.00%, 01/01/27(b)	5,825,000	6,144,465

3.50%, 01/01/42(b)	27,000,000	27,776,250

		256,563,271

Government National Mortgage Association (GNMA)–3.51%
Pass Through Ctfs.,
6.50%, 02/20/12 to 01/15/37	11,550,301	13,217,450

8.00%, 07/15/12 to 01/15/37	3,592,484	4,250,542

6.75%, 08/15/13	11,092	11,602

7.50%, 10/15/14 to 10/15/35	6,127,808	7,081,317

11.00%, 10/15/15	1,560	1,572

9.00%, 10/20/16 to 12/20/16	79,183	80,932

7.00%, 04/15/17 to 01/15/37	4,526,272	5,257,917

10.50%, 09/15/17 to 11/15/19	3,141	3,163

8.50%, 12/15/17 to 01/15/37	673,979	776,206

10.00%, 06/15/19	26,486	29,801

6.00%, 09/15/20 to 08/15/33	1,804,608	2,041,089

5.00%, 02/15/25	758,430	850,532

6.95%, 08/20/25 to 08/20/27	695,529	803,428

6.38%, 10/20/27 to 09/20/28	703,604	799,346

6.10%, 12/20/33	7,862,012	9,176,943

		44,381,840

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $905,451,422)		930,035,383

U.S. Government Sponsored Agency Securities–13.69%
Federal Agricultural Mortgage Corp.–4.45%
Medium-Term Notes, 2.11%, 03/15/12	37,000,000	37,151,009

Sr. Unsec. Notes, 2.00%, 07/27/16	4,000,000	4,103,684

Unsec. Medium-Term Notes,
1.25%, 12/06/13	8,000,000	8,099,978

0.85%, 08/11/14	7,000,000	6,987,767

		56,342,438

Federal Farm Credit Bank (FFCB)–4.09%
Bonds,
1.13%, 02/27/14	13,000,000	13,183,863

3.00%, 09/22/14	5,000,000	5,318,910

1.63%, 11/19/14	4,800,000	4,941,364

1.50%, 11/16/15	11,000,000	11,270,116

5.75%, 01/18/22	2,775,000	2,780,811

Global Bonds, 1.38%, 06/25/13	10,000,000	10,161,764

Medium-Term Notes, 5.75%, 12/07/28	3,100,000	4,095,608

		51,752,436

Federal Home Loan Bank (FHLB)–0.40%
Unsec. Global Bonds, 1.88%, 06/21/13	5,000,000	5,119,701

Federal Home Loan Mortgage Corp. (FHLMC)–1.46%
Unsec. Global Notes,
0.63%, 12/29/14	5,000,000	5,008,170

1.75%, 09/10/15	6,500,000	6,725,893

2.00%, 08/25/16	6,500,000	6,773,388

		18,507,451

Federal National Mortgage Association (FNMA)–2.33%
Sr. Unsec. Global Notes,
2.50%, 05/15/14	4,875,000	5,104,674

0.75%, 12/19/14	10,000,000	10,049,619

Unsec. Global Notes,
3.00%, 09/16/14	7,500,000	7,988,177

2.38%, 04/11/16	6,000,000	6,351,710

		29,494,180

Financing Corp (FICO)–0.32%
Sec. Bonds, 9.80%, 04/06/18	700,000	1,031,487

Series E, Sec. Bonds, 9.65%, 11/02/18	1,985,000	2,954,139

		3,985,626

Tennessee Valley Authority (TVA)–0.64%
Global Notes, 5.50%, 07/18/17	2,420,000	2,948,953

Series A, Bonds, 6.79%, 05/23/12	5,000,000	5,130,427

		8,079,380

Total U.S. Government Sponsored Agency Securities (Cost $168,919,668)		173,281,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal
	Amount	Value

U.S. Treasury Securities–12.42%
U.S. Treasury Notes–8.38%
0.75%, 06/15/14	$7,000,000	$7,075,469

2.38%, 10/31/14	450,000	475,383

0.38%, 11/15/14	20,000,000	20,015,625

2.13%, 11/30/14	150,000	157,570

2.25%, 01/31/15	3,500,000	3,697,422

1.25%, 08/31/15	3,000,000	3,080,156

2.00%, 01/31/16	1,200,000	1,266,188

1.00%, 10/31/16	9,000,000	9,087,187

0.88%, 11/30/16	8,000,000	8,025,000

2.75%, 05/31/17(d)	10,000,000	10,943,750

2.38%, 07/31/17(d)	10,000,000	10,750,000

3.13%, 05/15/21	1,000,000	1,116,563

2.13%, 08/15/21	5,000,000	5,127,344

2.00%, 11/15/21	25,000,000	25,285,156

		106,102,813

U.S. Treasury Bonds–3.02%
8.75%, 05/15/20	3,500,000	5,480,781

7.88%, 02/15/21	1,100,000	1,678,875

7.50%, 11/15/24	4,370,000	6,975,612

7.63%, 02/15/25	550,000	889,453

5.38%, 02/15/31	3,800,000	5,417,969

4.25%, 05/15/39(d)	3,685,000	4,684,556

4.38%, 11/15/39	3,000,000	3,891,563

4.63%, 02/15/40	2,700,000	3,638,672

4.75%, 02/15/41	4,000,000	5,508,125

		38,165,606

U.S. Treasury Inflation–Indexed Bonds–1.02%
0.63%, 07/15/21	12,056,880(e )	12,895,210

Total U.S. Treasury Securities (Cost $147,379,988)		157,163,629

Foreign Bonds–2.63%
Sovereign Debt–0.38%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Bonds, 5.13%, 11/01/24	3,800,000	4,767,548

Panama–2.25%
La Hipotecaria S.A. (Panama), Series 2010-1 GA, Class A, Floating Rate Pass Through Ctfs., 3.50%, 09/08/39 (Acquired 11/05/10; Cost $28,363,176)(a)(c)	27,453,770	28,448,968

Total Foreign Bonds (Cost $32,171,695)		33,216,516

Corporate Bonds and Notes–1.29%
Diversified Banks–0.52%
Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	1,700,000	1,733,105

Citibank N.A., Sr. Unsec. Gtd. Notes, 1.75%, 12/28/12	2,500,000	2,537,418

U.S. Central Federal Credit Union, Unsec. Gtd. Notes, 1.90%, 10/19/12	2,260,000	2,291,123

		6,561,646

Industrial Conglomerates–0.22%
General Electric Capital Corp., Series G, Sr. Unsec. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	2,800,000	2,867,554

Private Export Funding Corp.–0.55%
Sec. Gtd. Notes,
2.13%, 07/15/16	5,000,000	5,178,164

4.30%, 12/15/21	1,540,000	1,770,426

		6,948,590

Total Corporate Bonds and Notes (Cost $15,817,224)		16,377,790

	Shares
Money Market Funds–1.11%
Government & Agency Portfolio–Institutional Class (Cost $13,989,842)(f)	13,989,842	13,989,842

TOTAL INVESTMENTS–104.64% (Cost $1,283,729,839)		1,324,064,372

OTHER ASSETS LESS LIABILITIES–(4.64)%		(58,717,799)

NET ASSETS–100.00%		$1,265,346,573

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(b)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $29,639,402, which represented 2.34% of the Fund’s Net Assets.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(e)	Principal amount of security and interest payments are adjusted for inflation.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $1,269,739,997)	$1,310,074,530

Investments in affiliated money market funds, at value and cost	13,989,842

Total investments, at value (Cost $1,283,729,839)	1,324,064,372

Cash	64,336

Receivable for:
Variation margin	967,485

Fund shares sold	299,336

Dividends and interest	4,703,424

Principal paydowns	150,077

Investment for trustee deferred compensation and retirement plans	59,953

Other assets	19,641

Total assets	1,330,328,624

Liabilities:
Payable for:
Investments purchased	60,823,351

Fund shares reacquired	2,869,605

Accrued fees to affiliates	1,009,587

Accrued other operating expenses	91,885

Trustee deferred compensation and retirement plans	187,623

Total liabilities	64,982,051

Net assets applicable to shares outstanding	$1,265,346,573

Net assets consist of:
Shares of beneficial interest	$1,198,490,336

Undistributed net investment income	35,365,149

Undistributed net realized gain	(10,184,603)

Unrealized appreciation	41,675,691

$1,265,346,573

Net Assets:
Series I	$970,028,967

Series II	$295,317,606

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	77,641,599

Series II	23,829,742

Series I:
Net asset value per share	$12.49

Series II:
Net asset value per share	$12.39

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest	$33,067,104

Dividends from affiliated money market funds	5,182

Total investment income	33,072,286

Expenses:
Advisory fees	5,702,112

Administrative services fees	3,324,390

Custodian fees	65,041

Distribution fees — Series II	511,963

Transfer agent fees	29,622

Trustees’ and officers’ fees and benefits	74,352

Other	129,421

Total expenses	9,836,901

Less: Fees waived and expense offset arrangement(s)	(1,429,118)

Net expenses	8,407,783

Net investment income	24,664,503

Realized and unrealized gain from:
Net realized gain from:
Investment securities	5,705,758

Futures contracts	45,162,306

50,868,064

Change in net unrealized appreciation of:
Investment securities	15,226,003

Futures contracts	7,923,699

23,149,702

Net realized and unrealized gain	74,017,766

Net increase in net assets resulting from operations	$98,682,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$24,664,503	$23,688,971

Net realized gain	50,868,064	32,820,078

Change in net unrealized appreciation	23,149,702	7,306,223

Net increase in net assets resulting from operations	98,682,269	63,815,272

Distributions to shareholders from net investment income:
Series I	(36,635,024)	(54,918,096)

Series II	(1,001,427)	(859,253)

Total distributions from net investment income	(37,636,451)	(55,777,349)

Share transactions–net:
Series I	(145,217,239)	(128,842,349)

Series II	253,038,769	9,854,940

Net increase (decrease) in net assets resulting from share transactions	107,821,530	(118,987,409)

Net increase (decrease) in net assets	168,867,348	(110,949,486)

Net assets:
Beginning of year	1,096,479,225	1,207,428,711

End of year (includes undistributed net investment income of $35,365,149 and $37,474,465, respectively)	$1,265,346,573	$1,096,479,225

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Government Securities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Government Securities Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Government Securities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.50%

Over $250 million	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 2, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.60% and Series II shares to 0.85% of average daily net assets. Prior to May 2, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I to 0.73% and Series II to 0.98% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $1,428,955.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $295,052 for accounting and fund administrative services and reimbursed $3,029,338 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Government Securities Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$13,989,842	$—	$—	$13,989,842

U.S. Treasury Securities	—	157,163,629	—	157,163,629

U.S. Government Sponsored Securities	—	1,103,316,595	—	1,103,316,595

Corporate Debt Securities	—	16,377,790	—	16,377,790

Foreign Debt Securities	—	28,448,968	—	28,448,968

Foreign Sovereign Debt Securities	—	4,767,548	—	4,767,548

	$13,989,842	$1,310,074,530	$—	$1,324,064,372

Futures*	1,341,158	—	—	1,341,158

Total Investments	$15,331,000	$1,310,074,530	$—	$1,325,405,530

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$4,495,580	$(3,154,422)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$45,162,306

Change in Unrealized Appreciation
Interest rate risk	$7,923,699

Total	$53,086,005

*	The average notional value of futures outstanding during the period was $541,866,941.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Treasury 2 Year Notes	307	March-2012	$67,707,891	$20,021

U.S. Treasury 10 Year Notes	2,257	March-2012	295,949,125	2,587,284

Ultra U.S. Treasury Bonds	1,037	March-2012	166,114,438	1,888,275

Subtotal			$529,771,454	$4,495,580

Short Contracts

U.S. Treasury 5 Year Notes	434	March-2012	$(53,493,891)	$(215,148)

U.S. Treasury 30 Year Bonds	640	March-2012	(92,680,000)	(2,939,274)

Subtotal			$(146,173,891)	$(3,154,422)

Total			$383,597,563	$1,341,158

Invesco V.I. Government Securities Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $163.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $2,537 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$37,636,451	$55,777,349

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$35,549,690

Net unrealized appreciation — investments	39,723,086

Temporary book/tax differences	(184,540)

Capital loss carryforward	(8,231,999)

Shares of beneficial interest	1,198,490,336

Total net assets	$1,265,346,573

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddles.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Government Securities Fund

  The Fund utilized $31,259,261 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term

December 31, 2015	$3,869,214

December 31, 2017	4,362,785

Total	$8,231,999

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco Van Kampen V.I. Government Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $723,594,200 and $861,702,067, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $191,925,362 and $140,535,317. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$41,994,759

Aggregate unrealized (depreciation) of investment securities	(2,271,673)

Net unrealized appreciation of investment securities	$39,723,086

Cost of investments for tax purposes is $1,284,341,286.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown gains (losses) and dollar rolls, on December 31, 2011, undistributed net investment income was increased by $10,868,957 and undistributed net realized gain was decreased by $10,868,957. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund, undistributed net investment income was decreased by $6,325, undistributed net realized gain was decreased by $14,724,973 and shares of beneficial interest increased by $14,731,298. These reclassifications had no effect on the net assets of the Fund.

Invesco V.I. Government Securities Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	10,663,153	$128,843,040	14,868,780	$182,569,736

Series II	5,300,488	64,070,452	1,086,469	13,335,480

Issued as reinvestment of dividends:
Series I	3,158,192	36,635,024	4,508,875	54,918,094

Series II	86,854	1,001,427	70,954	859,253

Issued in connection with acquistions:(b)
Series I	2,587,718	30,250,210	—	—

Series II	22,298,634	259,005,451	—	—

Reacquired:
Series I	(28,160,963)	(340,945,513)	(29,794,392)	(366,330,179)

Series II	(5,875,436)	(71,038,561)	(355,134)	(4,339,793)

Net increase (decrease) in share activity	10,058,640	$107,821,530	(9,614,448)	$(118,987,409)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011 the Fund acquired all the net assets of Invesco Van Kampen V.I. Government Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 24,886,352 shares of the Fund for 32,516,244 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on April 29, 2011. The Target Fund’s net assets at that date of $289,255,661, including $4,992,514 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,059,348,706. The net assets of the Fund subsequent to the acquisition were $1,348,604,367. The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$28,166,317

Net realized/unrealized gains	72,785,041

Change in net assets resulting from operations	$100,951,358

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Government Securities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$12.00	$0.25	$0.67	$0.92	$(0.43)	$—	$(0.43)	$12.49	7.91%	$970,029	0.63	%(d)	0.75	%(d)	2.03	%(d)	85%
Year ended 12/31/10	11.95	0.24	0.41	0.65	(0.60)	—	(0.60)	12.00	5.40	1,072,405	0.73		0.75		1.98		61
Year ended 12/31/09	13.05	0.45	(0.43)	0.02	(0.65)	(0.47)	(1.12)	11.95	(0.01)	1,192,967	0.73		0.75		3.47		55
Year ended 12/31/08	12.06	0.50	0.96	1.46	(0.47)	—	(0.47)	13.05	12.22	1,591,799	0.73		0.76		3.96		109
Year ended 12/31/07	11.80	0.59	0.16	0.75	(0.49)	—	(0.49)	12.06	6.43	1,169,985	0.73		0.76		4.93		106

Series II
Year ended 12/31/11	11.92	0.21	0.67	0.88	(0.41)	—	(0.41)	12.39	7.63	295,318	0.88	(d)	1.00	(d)	1.78	(d)	85
Year ended 12/31/10	11.88	0.22	0.40	0.62	(0.58)	—	(0.58)	11.92	5.10	24,074	0.98		1.00		1.73		61
Year ended 12/31/09	12.97	0.41	(0.43)	(0.02)	(0.60)	(0.47)	(1.07)	11.88	(0.26)	14,462	0.98		1.00		3.22		55
Year ended 12/31/08	11.99	0.46	0.97	1.43	(0.45)	—	(0.45)	12.97	11.98	20,362	0.98		1.01		3.71		109
Year ended 12/31/07	11.74	0.56	0.15	0.71	(0.46)	—	(0.46)	11.99	6.11	18,770	0.98		1.01		4.68		106

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $309,171,077 and sold of $25,033,352 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $1,034,573 and $204,785 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2012
Houston, Texas

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$1,058.50	$3.11	$1,022.18	$3.06	0.60%

Series II	1,000.00	1,057.20	4.41	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.04%
U.S. Treasury Obligations*	7.93%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. High Yield Fund underperformed the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Fund’s issuer selection and our underweighting of higher quality assets in the market.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares*	0.96%

Series II Shares*	0.61

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	7.84

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	4.96

Lipper VUF High Current Yield Bond Funds Category Average▼ (Peer Group)	3.35

Source(s): ▼Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized firms. We principally invest in junk bonds although we tend to underweight the lowest-quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to be a substantial part of our portfolio. We may invest up to 25% of total assets in foreign securities. The Fund also may invest up to 15% of its total assets in securities of issuers located in developing markets.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry.
This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/ return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The high yield market depends heavily on the underlying health of the economy, principally in the U.S. and, secondarily, in Europe. Growth remained slow as deleveraging and caution constrained economic activity and job creation. The situation in Europe was generally worse than in the U.S., owing to the sovereign debt crisis, slower economic growth and the threat of renewed recession.
     Financial stimulus remained robust and appeared likely to stay accommodative. While the U.S. Federal Reserve’s (the Fed) second round of quantitative easing ended, the Fed committed to keeping short-term interest rates anchored near zero through mid-2013. (In January 2012, after the close of the reporting period, the Fed extended its commitment to keep short-term interest rates near zero through late 2014.) In Europe, the tightening cycle appeared to have ended as interest rates were cut. In this way, fixed income asset classes were broadly supported by the underlying interest rate structure.
     The high yield market moved from becoming increasingly aggressive early in the reporting period to increasingly defensive as the reporting period ended. The change was due to slower growth expectations, including a U.S. growth scare over the summer and fears of

Portfolio Composition
By credit quality

A	0.6%

BBB	5.0

BB	30.4

B	39.0

CCC	7.4

CC	0.4

C	0.1

Non-Rated	5.2

Cash	11.9
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money

Top 10 Fixed Income Issuers*

1.	International Lease Financing Corp.	1.8%

2.	Ally Financial Inc.	1.4

3.	CIT Group Inc.	1.2

4.	Tenet Healthcare Corp.	1.0

5.	Building Materials Corp. of America	1.0

6.	Hertz Corp. (The)	0.9

7.	Intelsat Jackson Holdings S.A.	0.9

8.	Cricket Communications, Inc.	0.9

9.	Century Aluminum Co.	0.8

10.	Delta Air Lines, Inc.	0.8
market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted

Total Net Assets	$111.9 million

Total Number of Holdings*	380
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under “Ratings Resources” on the homepage.

Invesco V.I. High Yield Fund

a deepening financial crisis centered in the eurozone. Volatility and correlations were high as the high yield market experienced what is generally called the “risk on/risk off” market. Lower capital utilization by broker dealers, who were limiting their own risk-taking, further exacerbated market movements.
     Defaults in the high yield bond market remained muted during 2011. The annualized par-weighted default rate for the year was only 2.03% according to Standard & Poor’s. Very low defaults are to be expected after periods of high defaults and recession. We expect a gradual increase in defaults as we exit the immediate post-downturn period, although without renewed recession, we expect defaults will likely remain below average.
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the year ended December 31, 2011. In August and September 2011, debt concerns in Europe and the downgrade of U.S. debt by Standard & Poor’s caused investors to scale back their risk profiles. The risk-on trade returned at the end of the reporting period, as we had potentially good news from Europe and economic data out of the U.S. improved.
     In this environment, the Fund generated positive returns for the 12-month period but underperformed its style-specific index, the Barclays Capital U.S. High Yield 2% Issuer Cap Index. While valuations in the market have improved, we did not increase our weights to distressed and very high risk bonds.
     The main detractor from Fund performance was issuer selection in construction materials bonds. The Fund’s issuer selection in the distiller and vintners industry also hurt, as some of our off-index issuers were oversold throughout much of the reporting period. In addition, the Fund’s issuer selection in the automotive manufacturing industry detracted from performance; our holding in one of the big U.S. manufacturers sold off during the year. Our position in an integrated telecommunications services company also detracted from performance. This was due mainly to our exposure to a Greek wireless company which sold off. Another line item that detracted was an off-index position in the oil and gas storage and transportation industry.
     Investments that contributed to the Fund’s performance varied. The Fund’s primary contributors to performance were issuer selection in the oil and gas exploration and production industry and issuer selection in the integrated telecommunication services industry. Avoidance of the non-captive consumer industry was beneficial as that was one of the worst performers during the reporting period. Finally, issuer selection in the technology industry also proved beneficial to Fund performance.
     At the close of the reporting period, we remained generally positive in our assessment of high yield securities. However, while the economy appeared to be strengthening in the U.S., substantial obstacles remained, including resolution of U.S. deficits (the pending fiscal adjustment) and the European sovereign debt situation and its potential bank solvency and credit implications.
     Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. High Yield Fund. He joined Invesco in 2001. Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/1/98)	3.40%

10 Years	7.23

5 Years	5.68

1 Year	0.96

Series II Shares

10 Years	6.99%

5 Years	5.41

1 Year	0.61
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Series II shares incepted on March 26, 2002. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
     The Lipper VUF High Current Yield Bond Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper High Current Yield Bond Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–74.44%
Aerospace & Defense–0.81%
BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	$115,000	$126,212

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	230,000	251,850

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes,
6.88%, 03/15/18(b)	165,000	162,937

7.13%, 03/15/21(b)	95,000	93,813

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	240,000	251,400

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	20,000	21,500

		907,712

Airlines–2.69%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	1,015,000	730,800

American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	79,472	70,730

Continental Airlines Inc.,
Series 2000-2, Class B, Sec. Sub. Pass Through Ctfs., 8.31%, 04/02/18	57,504	56,354

Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	300,872	297,863

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	54,724	60,333

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	146,689	151,411

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	85,000	90,100

Sr. Sec. Notes, 9.50%, 09/15/14(b)	222,000	229,215

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	9,495	9,495

Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	385,852	378,135

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	85,000	79,050

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	125,000	116,250

UAL Pass Through Trust,
Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	40,036	39,911

Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	116,944	110,804

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	142,053	158,035

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	213,468	223,074

US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	234,563	209,934

		3,011,494

Alternative Carriers–1.17%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	395,000	407,837

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	245,000	261,537

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes,
9.25%, 11/01/14	59,000	60,328

9.38%, 04/01/19	335,000	350,075

Sr. Unsec. Gtd. Notes, 8.13%, 07/01/19(b)	230,000	227,700

		1,307,477

Aluminum–0.85%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	950,630	946,471

Apparel Retail–1.07%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	390,000	426,075

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	310,000	296,437

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	305,000	292,037

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	100,000	118,000

Sr. Unsec. Gtd. Notes,
6.63%, 04/01/21	40,000	42,600

7.00%, 05/01/20	25,000	27,188

		1,202,337

Apparel, Accessories & Luxury Goods–1.93%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	575,000	587,937

Jones Group Inc. (The), Sr. Unsec. Notes, 6.88%, 03/15/19	625,000	565,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Apparel, Accessories & Luxury Goods–(continued)

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	$525,000	$539,438

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	505,000	469,650

		2,162,650

Auto Parts & Equipment–1.29%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	360,000	354,600

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	315,000	310,275

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	450,000	462,375

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	190,000	196,650

7.75%, 08/15/18	110,000	116,875

		1,440,775

Automobile Manufacturers–1.15%
Chrysler Group LLC/CG Co.-Issuer Inc., Sr. Sec. Gtd. Notes, 8.00%, 06/15/19(b)	450,000	412,875

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	720,000	864,000

Motors Liquidation Corp., Sr. Unsec. Global Notes, 7.20%(c)(d)	445,000	3,682

Sr. Unsec. Notes, 8.38%, 07/15/33(c)(d)	755,000	6,268

		1,286,825

Biotechnology–0.22%
Grifols Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	70,000	73,850

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	90,000	43,200

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	125,000	129,063

		246,113

Broadcasting–0.41%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	130,000	130,000

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	395,000	333,775

		463,775

Building Products–3.73%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	310,000	184,450

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	455,000	403,813

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	370,000	399,600

Sr. Unsec. Notes, 6.75%, 05/01/21(b)	150,000	158,250

6.88%, 08/15/18(b)	490,000	514,500

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	535,000	537,675

Nortek Inc., Sr. Unsec. Gtd. Notes,
8.50%, 04/15/21(b)	770,000	655,462

10.00%, 12/01/18(b)	140,000	133,350

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	215,000	188,394

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	265,000	235,850

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	472,000	482,620

USG Corp., Sr. Unsec. Gtd. Notes,
8.38%, 10/15/18(b)	25,000	23,125

9.75%, 08/01/14(b)	105,000	107,100

Sr. Unsec. Notes, 9.75%, 01/15/18	180,000	154,800

		4,178,989

Cable & Satellite–0.73%
EH Holding Corp.,
Sr. Sec. Gtd. Notes, 6.50%, 06/15/19(b)	140,000	146,650

Sr. Unsec. Gtd. Notes, 7.63%, 06/15/21(b)	80,000	84,300

Kabel BW (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	560,000	590,800

		821,750

Casinos & Gaming–3.76%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	345,000	357,075

Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 12.75%, 04/15/18	265,000	212,000

Sr. Sec. Gtd. Global Notes, 11.25%, 06/01/17	171,000	182,542

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	389,000	217,840

CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	15,000	15,413

Sr. Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	248,890	257,601

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	200,000	199,500

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	95,000	90,369

Sr. Unsec. Gtd. Global Notes,
6.63%, 07/15/15	393,000	376,789

6.75%, 04/01/13	405,000	410,062

Sr. Unsec. Gtd. Notes, 5.88%, 02/27/14	10,000	9,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–(continued)

Midwest Gaming Borrower LLC/ Midwest Finance Corp., Sr. Sec. Notes, 11.63%, 04/15/16(b)	$45,000	$49,050

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	145,000	154,063

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	195,000	207,187

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	180,000	175,950

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.18%, 02/01/14(b)(e)	300,000	268,500

Sr. Sec. Notes, 9.13%, 02/01/15(b)	440,000	422,400

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	450,000	500,625

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	90,000	98,944

		4,205,635

Coal & Consumable Fuels–0.45%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/01/17	35,000	38,587

8.25%, 04/01/20	70,000	77,700

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	380,000	389,500

		505,787

Communications Equipment–0.44%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	505,000	492,375

Computer & Electronics Retail–0.55%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	605,000	611,050

Computer Storage & Peripherals–0.34%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	365,000	375,950

Construction & Engineering–1.37%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	585,000	593,775

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	315,000	328,781

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	650,000	614,250

		1,536,806

Construction & Farm Machinery & Heavy Trucks–1.05%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	215,000	244,025

Commercial Vehicle Group, Inc., Sr. Sec. Gtd. Notes, 7.88%, 04/15/19(b)	235,000	227,656

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	105,000	110,250

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	270,000	287,550

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	290,000	303,050

		1,172,531

Construction Materials–0.81%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	495,000	434,548

Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	100,000	65,750

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	415,000	373,500

U.S. Concrete Inc., Sr. Sec. Conv. Notes, 9.50%, 08/31/15(b)	40,000	38,200

		911,998

Consumer Finance–2.50%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	260,000	263,900

8.00%, 03/15/20	1,065,000	1,096,950

8.00%, 11/01/31	216,000	208,980

Ford Motor Credit Co. LLC, Sr. Unsec. Notes,
5.88%, 08/02/21	500,000	521,250

8.00%, 12/15/16	245,000	281,138

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	395,000	423,637

		2,795,855

Data Processing & Outsourced Services–0.86%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	670,000	643,200

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	135,000	127,575

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	65,000	66,788

7.63%, 11/15/20	123,000	126,997

		964,560

Department Stores–0.24%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	350,000	267,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Distillers & Vintners–0.48%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	$305,000	$215,025

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	295,000	323,762

		538,787

Diversified Banks–0.07%
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(f)(g)	150,000	77,625

Diversified Commercial & Professional Services–0.01%
Corrections Corp. of America, Sr. Unsec. Gtd. Global Notes, 6.25%, 03/15/13	10,000	10,019

Diversified Metals & Mining–0.65%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	250,000	243,131

7.00%, 11/01/15(b)	185,000	187,775

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	65,000	47,797

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	295,000	252,385

		731,088

Electric Utilities–0.47%
Centrais Eletricas Brasileiras S.A. (Brazil), Sr. Unsec. Notes, 5.75%, 10/27/21(b)	230,000	241,107

Edison Mission Energy, Sr. Unsec. Notes, 7.50%, 06/15/13	10,000	9,700

LSP Energy L.P./LSP Batesville Funding Corp., Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14	61,046	50,515

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	275,000	228,250

		529,572

Electrical Components & Equipment–0.06%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	65,000	67,438

Electronic Manufacturing Services–0.38%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	440,000	421,300

Environmental & Facilities Services–0.10%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	125,000	117,500

Food Retail–0.30%
New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	205,000	164,512

Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	205,000	172,200

		336,712

Forest Products–0.19%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	260,000	200,850

Sino-Forest Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)	30,000	8,250

		209,100

Gas Utilities–0.72%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	433,000	383,205

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	410,000	428,450

		811,655

Health Care Equipment–0.28%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	35,000	26,775

10.88%, 11/15/14	195,000	182,813

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	130,000	101,400

		310,988

Health Care Facilities–1.82%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	288,000	312,480

Sr. Unsec. Notes, 7.19%, 11/15/15	155,000	156,356

Health Management Associates Inc., Sr. Sec. Gtd. Notes, 6.13%, 04/15/16	70,000	72,625

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	90,000	89,550

7.75%, 09/15/22	85,000	83,938

8.13%, 02/15/20	90,000	91,125

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	155,000	134,075

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	180,000	206,550

Sr. Unsec. Global Notes,
8.00%, 08/01/20	310,000	310,000

9.25%, 02/01/15	545,000	580,425

		2,037,124

Health Care Services–0.41%
Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	225,000	201,375

Universal Hospital Services Inc., Sec. Gtd. PIK Global Notes, 8.50%, 06/01/15	250,000	254,062

		455,437

Health Care Supplies–0.12%
Alere Inc., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 05/15/16	135,000	137,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Health Care Technology–0.29%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	$330,000	$325,050

Homebuilding–1.19%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	140,000	105,350

8.13%, 06/15/16	300,000	223,500

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	490,000	392,000

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	435,000	424,125

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	205,000	181,937

		1,326,912

Hotels, Resorts & Cruise Lines–0.15%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes,
7.25%, 03/15/18	85,000	89,462

7.50%, 10/15/27	75,000	73,688

		163,150

Household Products–0.29%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	325,000	320,938

Housewares & Specialties–0.45%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	500,000	506,875

Independent Power Producers & Energy Traders–1.02%
AES Corp. (The),
Sr. Unsec. Global Notes,
7.75%, 10/15/15	340,000	369,750

8.00%, 10/15/17	190,000	209,000

AES Red Oak LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	207,274	213,492

Calpine Corp., Sr. Sec. Notes, 7.25%, 10/15/17(b)	335,000	350,075

		1,142,317

Industrial Conglomerates–0.00%
Indalex Holding Corp., Series B, Sec. Gtd. Global Notes, 11.50%, 02/01/14(c)	230,000	2,013

Industrial Machinery–0.44%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	305,000	308,050

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	25,000	26,094

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	145,000	157,325

		491,469

Industrial REIT’s–0.10%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	100,000	107,750

Integrated Telecommunication Services–1.08%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	200,000	162,000

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	415,000	424,337

Sr. Unsec. Gtd. Notes,
7.25%, 04/01/19(b)	130,000	133,250

7.50%, 04/01/21(b)	390,000	399,750

Windstream Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/01/22(b)	95,000	95,475

		1,214,812

Internet Retail–0.07%
Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	135,000	76,613

Internet Software & Services–0.30%
Equinix Inc.,
Sr. Unsec. Notes,
7.00%, 07/15/21	50,000	53,250

8.13%, 03/01/18	255,000	281,775

		335,025

Investment Banking & Brokerage–0.48%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	325,000	326,135

E*Trade Financial Corp.,
Sr. Unsec. Notes,
6.75%, 06/01/16	100,000	97,500

7.88%, 12/01/15	110,000	111,100

		534,735

Leisure Facilities–0.06%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	70,000	71,050

Leisure Products–0.50%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	550,000	558,250

Life Sciences Tools & Services–0.14%
Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	190,000	153,900

Marine–0.11%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	40,000	28,600

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	105,000	96,994

		125,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Movies & Entertainment–1.04%
AMC Entertainment Inc., Sr. Gtd. Sub. Global Notes, 9.75%, 12/01/20	$400,000	$382,000

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	314,000	326,168

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	430,000	457,412

		1,165,580

Multi-Line Insurance–1.75%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	380,000	344,850

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	255,000	241,613

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	190,000	189,050

Sr. Unsec. Global Notes, 5.95%, 10/15/36	90,000	83,149

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 09/16/10-10/01/10; Cost $471,375)(b)	495,000	444,262

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	545,000	657,275

		1,960,199

Multi-Sector Holdings–0.16%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.25%, 02/15/21(b)	200,000	178,000

Office Services & Supplies–0.26%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	265,000	259,037

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	35,000	37,188

		296,225

Oil & Gas Equipment & Services–1.35%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	530,000	548,550

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	805,000	809,025

SESI LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	145,000	148,625

		1,506,200

Oil & Gas Exploration & Production–4.78%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	95,000	96,544

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 09/01/21	305,000	310,337

8.88%, 02/01/17	295,000	305,694

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	185,000	197,025

Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	185,000	190,319

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	65,000	68,169

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	85,000	92,438

7.38%, 10/01/20	190,000	207,812

8.25%, 10/01/19	130,000	143,487

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	590,000	560,500

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	195,000	196,950

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	200,000	213,500

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	518,000	547,759

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	260,000	256,290

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.63%, 06/01/18	520,000	553,800

8.63%, 10/15/19	100,000	110,250

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	340,000	366,350

SM Energy Co., Sr. Unsec. Notes,
6.63%, 02/15/19(b)	140,000	144,900

6.50%, 11/15/21(b)	680,000	703,800

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	80,000	83,700

		5,349,624

Oil & Gas Refining & Marketing–0.65%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	770,000	723,800

Oil & Gas Storage & Transportation–3.60%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	575,000	608,062

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/21(b)	535,000	540,350

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	485,000	492,275

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	385,000	418,206

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	183,000	185,288

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/15/22	410,000	430,500

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	375,000	229,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	$245,000	$260,619

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/21(b)	305,000	310,337

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	105,000	101,588

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	440,000	452,100

		4,029,012

Other Diversified Financial Services–1.92%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18(b)	90,000	94,950

International Lease Finance Corp.,
Sr. Sec. Notes,
6.75%, 09/01/16(b)	145,000	148,897

7.13%, 09/01/18(b)	200,000	206,938

Sr. Unsec. Global Notes,
5.75%, 05/15/16	65,000	60,572

6.25%, 05/15/19	100,000	92,500

8.63%, 09/15/15	370,000	378,880

8.75%, 03/15/17	285,000	294,797

Sr. Unsec. Notes, 8.25%, 12/15/20	860,000	871,287

		2,148,821

Packaged Foods & Meats–0.26%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	305,000	295,088

Paper Packaging–0.22%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	250,000	244,375

Paper Products–1.34%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	785,000	781,075

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	225,000	234,562

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	205,000	210,638

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	215,000	159,638

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	105,000	108,806

		1,494,719

Pharmaceuticals–1.16%
Aptalis Pharma Inc., Sr. Unsec. Gtd. Global Notes, 12.75%, 03/01/16	95,000	100,700

Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes,
8.75%, 10/15/16	105,000	112,875

8.75%, 10/15/16	100,000	107,250

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	30,000	32,025

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	135,000	139,388

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	400,000	440,000

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes,
6.75%, 10/01/17(b)	85,000	85,000

6.75%, 08/15/21(b)	285,000	278,231

		1,295,469

Property & Casualty Insurance–0.32%
QBE Capital Funding III Ltd. (Botswana), Unsec. Gtd. Sub. Notes, 7.25%, 05/24/41(b)	200,000	176,820

XL Group PLC (Ireland), Series E, Jr. Sub. Global Pfd. Bonds, 6.50%(g)	225,000	177,187

		354,007

Publishing–0.02%
MediMedia USA Inc., Sr. Unsec. Sub. Notes, 11.38%, 11/15/14(b)	30,000	26,625

Real Estate Services–0.20%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	215,000	221,988

Regional Banks–1.53%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	75,000	61,500

BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Trust Pfd. Capital Securities, 6.75%, 06/07/36	180,000	179,831

PNC Financial Services Group, Inc., Series O, Jr. Unsec. Sub. Pfd. Notes, 6.75%(g)	120,000	118,200

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	500,000	483,750

Unsec. Sub. Notes, 7.38%, 12/10/37	465,000	384,787

Susquehanna Capital II, Jr. Unsec. Ltd. Gtd. Sub. Notes, 11.00%, 03/23/40	175,000	181,782

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	355,000	302,638

		1,712,488

Research & Consulting Services–0.26%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	275,000	288,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Semiconductor Equipment–0.75%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.63%, 06/01/21	$210,000	$202,125

7.38%, 05/01/18	315,000	322,875

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	320,000	319,200

		844,200

Semiconductors–0.56%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	125,000	134,062

Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	325,000	305,500

10.75%, 08/01/20	175,000	182,875

		622,437

Specialized Finance–1.25%
CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	1,395,000	1,398,487

Specialized REIT’s–0.80%
Host Hotels & Resorts L.P.,
Sr. Gtd. Global Notes, 6.00%, 11/01/20	205,000	210,125

Sr. Unsec. Gtd. Notes, 6.00%, 10/01/21(b)	325,000	334,750

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	200,000	199,250

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	155,000	155,581

		899,706

Specialty Chemicals–1.17%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	260,000	263,900

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	245,000	241,938

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	263,000	280,095

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	150,000	153,656

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	360,000	372,600

		1,312,189

Specialty Stores–0.58%
Michaels Stores Inc.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	185,000	188,700

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 13.00%, 11/01/16	135,000	143,944

Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Notes, 6.88%, 11/15/19(b)	305,000	318,725

		651,369

Steel–0.24%
APERAM (Luxembourg), Sr. Unsec. Notes, 7.38%, 04/01/16(b)	150,000	130,125

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	140,000	139,300

		269,425

Systems Software–0.48%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	615,000	538,125

Tires & Rubber–0.35%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	350,000	365,750

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.25%, 08/15/20	20,000	21,900

		387,650

Trading Companies & Distributors–2.18%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	585,000	583,537

9.75%, 03/15/20	70,000	72,450

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	485,000	496,519

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	260,000	264,550

7.38%, 01/15/21	500,000	513,750

7.50%, 10/15/18	170,000	178,075

8.88%, 01/01/14	2,569	2,572

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	125,000	129,688

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/21	195,000	199,875

		2,441,016

Wireless Telecommunication Services–4.11%
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	465,000	449,887

Sr. Unsec. Gtd. Conv. Notes, 8.25%, 12/01/17(b)(h)	60,000	38,700

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16	225,000	234,281

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	820,000	721,600

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	200,000	196,750

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 8.25%, 09/01/17(b)	255,000	258,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount		Value

Wireless Telecommunication Services–(continued)

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		$235,000	$222,075

7.88%, 09/01/18		190,000	192,969

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		240,000	262,500

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		250,000	205,625

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/18(b)		285,000	300,319

Sr. Unsec. Notes,
8.38%, 08/15/17		340,000	307,275

11.50%, 11/15/21(b)		125,000	124,219

VimpelCom (Ireland), Unsec. Notes, 7.75%, 02/02/21(b)		400,000	343,000

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes,
7.25%, 02/15/18(b)		200,000	181,500

11.75%, 07/15/17(b)		625,000	559,375

			4,598,900

Total U.S. Dollar Denominated Bonds and Notes (Cost $84,223,075)			83,318,275

Non-U.S. Dollar Denominated Bonds & Notes–7.42%(i)
Canada–0.22%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	240,000	240,283

Croatia–0.10%
Agrokor D.D., Sr. Unsec. Gtd. Notes, 10.00%, 12/07/16(b)	EUR	90,000	108,620

Czech Republic–0.13%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	115,000	142,147

Ireland–1.21%
Ardagh Packaging Finance PLC, Sr. Unsec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	400,000	469,831

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	255,000	313,872

Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	500,000	571,110

			1,354,813

Italy–0.12%
Lottomatica SpA, REGS, Jr. Unsec. Sub. Euro Bonds, 8.25%, 03/31/66(b)	EUR	130,000	132,083

Luxembourg–2.69%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	315,000	358,780

Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	180,000	191,912

REGS, Sr. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	150,000	159,927

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	119,723

REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	390,000	466,919

ConvaTec Healthcare S.A., Sr. Sec. Gtd. Notes, 7.38%, 12/15/17(b)	EUR	200,000	245,917

Sr. Unsec. Gtd. Notes, 10.88%, 12/15/18(b)	EUR	100,000	112,604

KION Finance S.A., Sr. Sec. Gtd Notes, 7.88%, 04/15/18(b)	EUR	200,000	192,851

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	300,000	394,114

Sunrise Communications Holdings S.A., REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.50%, 12/31/18(b)	EUR	200,000	262,743

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	210,000	284,034

Wind Acquisition Finance S.A., Sr. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	100,000	107,751

Xefin Lux SCA, Sr. Sec. Notes, 8.00%, 06/01/18(b)	EUR	100,000	117,781

			3,015,056

Netherlands–1.05%
Boats Investments B.V., Sec. PIK Medium-Term Euro Notes, 11.00%, 03/31/17	EUR	81,472	62,261

Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 7.34%, 05/01/15(b)(e)	EUR	140,000	150,398

Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	400,000	481,480

Polish Television Holding B.V., Sr. Sec. Notes, 11.25%, 05/15/17(b)(j)	EUR	60,000	78,823

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	310,000	407,251

			1,180,213

Sweden–0.12%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	100,000	135,254

United Kingdom–1.48%
EC Finance PLC, REGS, Sr. Sec. Gtd. Euro Notes, 9.75%, 08/01/17(b)	EUR	100,000	100,308

Exova PLC, Sr. Unsec. Notes, 10.50%, 10/15/18(b)	GBP	200,000	246,991

Infinis PLC, Sr. Sec. Notes, 9.13%, 12/15/14(b)	GBP	80,000	126,136

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	130,000	149,750

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	210,000	300,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount		Value

United Kingdom–(continued)

Pipe Holdings PLC, Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	200,000	$277,282

R&R Ice Cream PLC, Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	300,000	343,637

REGS, Sr. Sec. Gtd. Euro Notes, 8.38%, 11/15/17(b)	EUR	100,000	114,546

			1,659,582

United States–0.30%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	355,000	330,823

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,679,515)			8,298,874

	Shares
Common Stocks & Other Equity Interests–1.48%
Automobile Manufacturers–0.17%
General Motors Co.(d)(k)		4,888	99,080

General Motors Co., Wts. expiring 07/10/16(d)(k)		4,443	52,116

General Motors Co., Wts. expiring 07/10/19(d)(k)		4,443	34,744

			185,940

Broadcasting–0.00%
Adelphia Communications Corp.(l)		—	820

Adelphia Recovery Trust, Series ACC-1(l)		318,570	319

Adelphia Recovery Trust, Series Arahova(l)		109,170	4,476

			5,615

Building Products–0.01%
Nortek, Inc.(k)		215	5,624

Construction Materials–0.05%
U.S. Concrete, Inc.(k)		20,786	60,279

Integrated Telecommunication Services–0.21%
Hawaiian Telcom Holdco Inc.–Wts. expiring 10/28/15(k)		1,527	6,108

Largo Limited–Class A (Luxembourg)(k)		17,563	22,732

Largo Limited–Class B (Luxembourg)(k)		158,069	204,589

			233,429

Investment Companies–Mutual Funds–1.03%
BlackRock Corporate High Yield Fund V, Inc.		50,000	584,500

BlackRock Corporate High Yield Fund VI, Inc.		50,000	569,000

			1,153,500

Publishing–0.00%
Reader’s Digest Association Inc. (The), Wts. expiring 02/19/14(k)		669	0

Semiconductors–0.01%
Magnachip Semiconductor Corp.(k)		1,372	10,263

Total Common Stocks & Other Equity Interests (Cost $3,530,237)			1,654,650

Preferred Stocks–1.43%
Automobile Manufacturers–0.11%
General Motors Co., Series B, $2.38 Conv. Pfd.		3,580	122,615

Consumer Finance–0.65%
Ally Financial, Inc., Series A, 8.50% Pfd.		7,845	144,269

Series G, 7.00% Pfd.(b)		581	416,523

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.(e)		8,630	166,904

			727,696

Industrial REIT’s–0.07%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		3,020	75,319

Regional Banks–0.49%
Zions Bancorp., Series C, 9.50% Pfd.		21,800	550,450

Tires & Rubber–0.11%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		2,490	121,139

Total Preferred Stocks (Cost $1,715,918)			1,597,219

	Principal
	Amount
U.S. Treasury Bills–0.56%(m)
0.06%, 05/24/12(n) (Cost $629,854)		$630,000	629,894

Bundled Securities–0.03%
Investment Banking & Brokerage–0.03%
Targeted Return Index Securities Trust, Series HY 2006-1, Sec. Variable Rate Bonds, 7.12%, 05/01/16 (Acquired 08/15/08; Cost $28,350) (Cost $28,950)(b)(e)		30,000	29,511

	Shares
Money Market Funds–10.75%
Liquid Assets Portfolio–Institutional Class(o)		6,017,716	6,017,716

Premier Portfolio–Institutional Class(o)		6,017,715	6,017,715

Total Money Market Funds (Cost $12,035,431)			12,035,431

TOTAL INVESTMENTS–96.11% (Cost $111,842,980)			107,563,854

OTHER ASSETS LESS LIABILITIES–3.89%			4,355,882

NET ASSETS–100.00%			$111,919,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $35,600,798, which represented 31.81% of the Trust’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2011 was $742,763, which represented 0.66% of the Fund’s Net Assets.
(d)	Acquired as part of the General Motors reorganization.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(f)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(g)	Perpetual bond with no specified maturity date.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Non-income producing security.
(l)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	A portion of the principal balance was pledged as collateral for open credit default swap contracts. See Note 1M and Note 4.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $99,807,549)	$95,528,423

Investments in affiliated money market funds, at value and cost	12,035,431

Total investments, at value (Cost $111,842,980)	107,563,854

Foreign currencies, at value (Cost $474,445)	470,094

Receivable for:
Investments sold	82,854

Fund shares sold	2,288,053

Dividends and interest	1,773,310

Foreign currency contracts	512,358

Unrealized appreciation on swap agreements	17,439

Investment for trustee deferred compensation and retirement plans	38,719

Total assets	112,746,681

Liabilities:
Payable for:
Investments purchased	353

Fund shares reacquired	206,043

Accrued fees to affiliates	101,955

Accrued other operating expenses	49,658

Trustee deferred compensation and retirement plans	47,020

Premiums received on swap agreements	421,916

Total liabilities	826,945

Net assets applicable to shares outstanding	$111,919,736

Net assets consist of:
Shares of beneficial interest	$121,938,972

Undistributed net investment income	5,493,549

Undistributed net realized gain (loss)	(11,717,723)

Unrealized appreciation (depreciation)	(3,795,062)

$111,919,736

Net Assets:
Series I	$106,556,691

Series II	$5,363,045

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	21,148,580

Series II	1,065,588

Series I:
Net asset value per share	$5.04

Series II:
Net asset value per share	$5.03

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest (net of foreign withholding taxes of $(285))	$6,132,993

Dividends	143,967

Dividends from affiliated money market funds (includes securities lending income of $14)	5,225

Total investment income	6,282,185

Expenses:
Advisory fees	512,057

Administrative services fees	228,977

Custodian fees	25,198

Distribution fees — Series II	5,398

Transfer agent fees	22,690

Trustees’ and officers’ fees and benefits	20,526

Other	62,780

Total expenses	877,626

Less: Fees waived	(191,950)

Net expenses	685,676

Net investment income	5,596,509

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,963,734

Foreign currencies	(8,212)

Foreign currency contracts	27,134

Swap agreements	6,312

1,988,968

Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,420,039)

Foreign currencies	(15,872)

Foreign currency contracts	536,238

Swap agreements	17,439

(7,882,234)

Net realized and unrealized gain (loss)	(5,893,266)

Net increase (decrease) in net assets resulting from operations	$(296,757)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	December 31,	December 31,
	2011	2010

Operations:
Net investment income	$5,596,509	$4,456,145

Net realized gain	1,988,968	3,536,654

Change in net unrealized appreciation (depreciation)	(7,882,234)	(977,968)

Net increase (decrease) in net assets resulting from operations	(296,757)	7,014,831

Distributions to shareholders from net investment income:
Series I	(4,229,022)	(5,284,452)

Series II	(46,712)	(38,411)

Total distributions from net investment income	(4,275,734)	(5,322,863)

Share transactions–net:
Series I	55,281,125	(6,523,411)

Series II	4,911,560	17,659

Net increase (decrease) in net assets resulting from share transactions	60,192,685	(6,505,752)

Net increase (decrease) in net assets	55,620,194	(4,813,784)

Net assets:
Beginning of year	56,299,542	61,113,326

End of year (includes undistributed net investment income of $5,493,549 and $4,198,259, respectively)	$111,919,736	$56,299,542

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

Invesco V.I. High Yield Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. High Yield Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco V.I. High Yield Fund

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 2, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. Prior to May 2, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Invesco V.I. High Yield Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $191,950.

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $178,977 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$14,642,636	$644,664	$0	$15,287,300

U.S. Treasury Securities	—	629,894	—	629,894

Corporate Debt Securities	—	83,337,836	9,950	83,347,786

Foreign Corporate Debt Securities	—	8,298,874		8,298,874

	$14,642,636	$92,911,268	$9,950	$107,563,854

Foreign Currency Contracts*	—	476,920	—	476,920

Swap Agreements*	—	17,439	—	17,439

Total Investments	$14,642,636	$93,405,627	$9,950	$108,058,213

*	Unrealized appreciation.

Invesco V.I. High Yield Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap agreements(a)	$17,439	$—

Currency risk
Foreign currency contracts(b)	512,358	—

	$529,797	$—

(a)	Value is disclosed on the Statement of Assets and Liabilities as Unrealized appreciation on swap agreements.
(b)	Value is disclosed on the Statement of Assets and Liabilities as Foreign currency contracts.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements*	Contracts*

Realized Gain (Loss)
Credit risk	$6,312	$—

Currency risk	—	27,134

Change in Unrealized Appreciation
Credit risk	17,439	—

Currency risk	—	536,238

Total	$23,751	$563,372

*	The average notional value of swap agreements and foreign currency contracts outstanding during the period was $1,406,667 and $8,450,691, respectively.

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

02/09/12	RBC Dain Rauscher	EUR	5,527,000	USD	7,609,132	$7,156,142	$452,990

02/17/12	Morgan Stanley	GBP	777,000	USD	1,230,363	1,206,433	23,930

Total open foreign currency contracts						$8,362,575	$476,920

Closed Foreign Currency Contracts
Closed		Contract to				Notional
Date	Counterparty	Deliver		Receive		Value	Realized Gain

11/21/11	RBC Dain Rauscher	EUR	207,000	USD	284,981	$280,322	$4,659

11/25/11	RBC Dain Rauscher	EUR	155,000	USD	213,392	206,118	7,274

11/29/11	RBC Dain Rauscher	EUR	141,000	USD	194,117	187,987	6,130

12/15/11	RBC Dain Rauscher	EUR	79,000	USD	108,761	102,720	6,041

12/22/11	Morgan Stanley	GBP	22,000	USD	34,837	34,475	362

12/22/11	RBC Dain Rauscher	EUR	157,000	USD	216,145	205,173	10,972

Total closed foreign currency contracts						$1,016,795	$35,438

Total foreign currency contracts							$512,358

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Invesco V.I. High Yield Fund

Open Credit Default Swap Agreements
							Value
					Implied	Notional	Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Amount	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	(Depreciation)

JPMorgan Chase Bank	CDX North American High Yield	Sell	5.00%	12/20/2016	6.80%	4,900	$19,664	(b)

JPMorgan Chase Bank	CDX North American High Yield	Sell	5.00%	12/20/2016	6.80%	980	(2,225	)(b)

Total Credit Default Swap Agreements							$17,439

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Includes unamortized premium at period-end of $421,916.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,200 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$4,275,733	$5,322,863

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$5,538,695

Net unrealized appreciation (depreciation) — investments	(4,335,103)

Net unrealized appreciation — other investments	7,145

Temporary book/tax differences	(45,146)

Capital loss carryforward	(11,184,827)

Shares of beneficial interest	121,938,972

Total net assets	$111,919,736

Invesco V.I. High Yield Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $3,605,428 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund utilized $2,269,937 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total

December 31, 2015	$329,831	$—	$329,831

December 31, 2016	9,020,578	—	9,020,578

December 31, 2017	1,834,418	—	1,834,418

Total capital loss carryforward	$11,184,827	$—	$11,184,827

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $67,945,216 and $44,444,414, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,271,515

Aggregate unrealized (depreciation) of investment securities	(6,606,618)

Net unrealized appreciation (depreciation) of investment securities	$(4,335,103)

Cost of investments for tax purposes is $111,898,957.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward, on December 31, 2011, undistributed net investment income was decreased by $21,452, undistributed net realized gain was increased by $2,340,736 and shares of beneficial interest decreased by $2,319,284. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund, undistributed net investment income was decreased by $4,033, undistributed net realized gain was decreased by $10,506,909 and shares of beneficial interest increased by $10,510,942. These reclassifications had no effect on the net assets of the Fund.

Invesco V.I. High Yield Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	11,649,443	$59,272,659	4,999,888	$26,982,826

Series II	1,343,316	6,766,855	16,305	86,476

Issued as reinvestment of dividends:
Series I	814,841	4,229,022	1,018,199	5,284,452

Series II	9,000	46,711	7,401	38,411

Issued in connection with acquisitions:(b)
Series I	6,239,174	32,616,526	—	—

Series II	1,983	10,369	—	—

Reacquired:
Series I	(7,984,170)	(40,837,082)	(7,205,545)	(38,790,689)

Series II	(381,629)	(1,912,375)	(19,746)	(107,228)

Net increase (decrease) in share activity	11,691,958	$60,192,685	(1,183,498)	$(6,505,752)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco Van Kampen V.I. High Yield Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 6,241,157 shares of the Fund for 2,940,652 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $32,626,895 including $1,685,415 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $63,972,559. The net assets immediately after the acquisition were $96,599,454.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$6,329,832
Net realized/unrealized gains (losses)	(4,990,283)

Change in net assets resulting from operations	$1,339,549

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. High Yield Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$5.35	$0.35	$(0.29)	$0.06	$(0.37)	$5.04	0.96%	$106,557	0.83	%(d)	1.06	%(d)	6.84	%(d)	71%
Year ended 12/31/10	5.22	0.43	0.26	0.69	(0.56)	5.35	13.57	55,803	0.95		1.17		8.04		102
Year ended 12/31/09	3.69	0.47	1.47	1.94	(0.41)	5.22	52.79	60,649	0.95		1.22		10.29		125
Year ended 12/31/08	5.74	0.49	(2.00)	(1.51)	(0.54)	3.69	(25.69)	39,918	0.95		1.22		9.19		85
Year ended 12/31/07	6.12	0.46	(0.38)	0.08	(0.46)	5.74	1.24	51,225	0.96		1.15		7.42		113

Series II
Year ended 12/31/11	5.35	0.33	(0.29)	0.04	(0.36)	5.03	0.61	5,363	1.08	(d)	1.31	(d)	6.59	(d)	71
Year ended 12/31/10	5.22	0.42	0.26	0.68	(0.55)	5.35	13.27	497	1.20		1.42		7.79		102
Year ended 12/31/09	3.68	0.46	1.48	1.94	(0.40)	5.22	52.77	464	1.20		1.47		10.04		125
Year ended 12/31/08	5.72	0.47	(1.99)	(1.52)	(0.52)	3.68	(26.00)	374	1.20		1.47		8.94		85
Year ended 12/31/07	6.09	0.44	(0.38)	0.06	(0.43)	5.72	1.01	666	1.21		1.40		7.17		113

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $30,901,742 and sold of $8,109,618 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $79,770 and $2,159 for Series I and Series II, respectively.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2012
Houston, Texas

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$976.70	$3.94	$1,021.22	$4.02	0.79%

Series II	1,000.00	974.80	5.18	1,019.96	5.30	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Securities Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. High Yield Securities Fund underperformed the Fund’s broad market/style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. This was due mainly to the Fund’s issuer selection and its underweight exposure to higher quality credits during the 12-month reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	1.99%

Series II Shares	1.65

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	4.96

Source(s): ▼Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to underweight the lowest-quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to be a substantial part of our portfolio. We may invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/ return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The high yield market depends heavily on the underlying health of the economy, principally in the U.S. and, secondarily, in Europe. Growth remained slow as deleveraging and caution constrained economic activity and job creation. The situation in Europe was generally worse than in the U.S., owing to the sovereign debt crisis, slower economic growth and the threat of renewed recession.
     Financial stimulus remained robust and appeared likely to stay accommodative. While the U.S. Federal Reserve’s (the Fed) second round of quantitative easing ended, the Fed committed to keeping short-term interest rates anchored near zero through mid-2013. (In January 2012, after the close of the reporting period, the Fed extended its commitment to keep short-term interest rates near zero through late 2014.) In Europe, the tightening cycle appeared to have ended, as interest rates were cut. In this way, fixed income asset classes were broadly supported by the underlying interest rate structure.
     The high yield market moved from becoming increasingly aggressive early in the reporting period to increasingly defensive as the reporting period ended. The change was due to slower growth expectations, including a U.S. growth scare over the summer and fears of a deepening financial crisis centered in the eurozone. Volatility and correlations were high as the high yield market experienced what is generally called the “risk on/risk off” market.

Portfolio Composition
By credit quality

A	0.8%

BBB	5.4

BB	33.5

B	45.6

CCC	8.8

CC	0.3

C	0.1

Non-Rated	5.1

Cash	0.4

Top 10 Fixed Income Issuers*

1.	Building Materials Corp. of America	1.5%

2.	International Lease Finance Corp.	1.5

3.	Ford Motor Co.	1.3

4.	MGM Resorts International	1.2

5.	Tenet Healthcare Corp.	1.1

6.	Continental Airlines Pass Through Trust	1.1

7.	Intelsat Jackson Holdings S.A.	1.1

8.	Nortek Inc.	1.1

9.	Cricket Communications, Inc.	1.0

10.	CIT Group Inc.	1.0

Top Five Industries*

1.	Casinos & Gaming	6.7%

2.	Building Products	5.8

3.	Wireless Telecommunication Services	5.4

4.	Oil & Gas Exploration & Production	5.2

5.	Airlines	3.3

Total Net Assets	$25.7 million

Total Number of Holdings*	304

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under “Ratings Resources” on the homepage.

Invesco V.I. High Yield Securities Fund

     Defaults in the high yield bond market remained muted during 2011. The annualized par-weighted default rate for the fiscal year was only 2.03% according to Standard & Poor’s. Very low defaults are to be expected after periods of high defaults and recession. We expect a gradual increase in defaults as we exit the immediate post-downturn period, although without renewed recession, we expect defaults will likely remain below average.
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the year ended December 31, 2011. In August and September 2011, debt concerns in Europe and the downgrade of U.S. debt by Standard & Poor’s caused investors to scale back their risk profile. The risk-on trade returned at the end of the reporting period, as we had potentially good news from Europe and as U.S. economic data improved.
     In this environment, the Fund generated positive returns for the 12-month reporting period but underperformed its style-specific index.
     The main detractors from Fund performance for the year were issuer selection and overweight exposure to building materials bonds. The Fund’s issuer selection in the automotive industry also detracted from performance during the year; our holding in one of the big U.S. manufacturers sold off. Issuer selection in the food and beverage industry hurt, as some of our off-index issuers experienced overselling in their bonds. In the financials sector, the non-captive diversified industry was one of the main detractors from Fund performance.
     Investments that contributed to the Fund’s performance varied. The Fund’s primary contributors to performance were an overweight position and issuer selection in the independent industry, and issuer selection and an underweight position in the media non-cable industry. The Fund’s issuer selection in the technology industry was beneficial throughout the reporting period. Avoidance of the non-captive consumer industry was beneficial, as that was one of the worst performers during the reporting period. Finally, issuer selection in the aerospace/ defense industry also proved beneficial to Fund performance.
     At the close of the reporting period, we remained generally positive in our assessment of high yield securities. However, while the economy appeared to be strengthening in the U.S., substantial obstacles remained, including resolution of U.S. deficits (the pending fiscal adjustment) and the European sovereign debt situation and its potential bank solvency and credit implications.
     Thank you for investing in Invesco V.I. High Yield Securities Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 2001. Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

Invesco V.I. High Yield Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares
Inception (3/9/84)		4.07%

10	Years	6.59

5	Years	5.41

1	Year	1.99

Series II Shares
Inception (6/5/00)		-1.34%

10	Years	6.34

5	Years	5.17

1	Year	1.65

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment High Yield Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. High Yield Securities Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series and Series II shares was 1.69% and 1.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. High Yield Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. High Yield Securities Fund

Invesco V.I. High Yield Securities Fund’s investment objective is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
     Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
     Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Fixed-income securities risk. Principal risks of investing in the Fund are associated with its fixed-income securities investments that are rated below investment grade. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)
     Lower rated securities (junk bonds) risk. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities.
     Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Public bank loans risk. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.
     Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Securities Fund

Schedule of Investments(a)

December 31, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–87.16%
Aerospace & Defense–0.93%
BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	$50,000	$54,875

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	20,000	21,900

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes,
6.88%, 03/15/18(b)	20,000	19,750

7.13%, 03/15/21(b)	65,000	64,187

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	55,000	57,613

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	20,000	21,500

		239,825

Airlines–3.29%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	155,000	111,600

American Airlines Inc., Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	29,802	26,524

Continental Airlines Inc., Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	172,318	170,594

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	113,160	116,803

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	150,000	159,000

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	30,000	27,900

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	40,000	37,200

UAL Pass Through Trust, Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	36,033	35,920

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	81,118	84,768

US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	83,075	74,352

		844,661

Alternative Carriers–2.39%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	85,000	87,762

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	270,000	276,075

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	90,000	96,075

Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes,
9.25%, 11/01/14	71,000	72,598

9.38%, 04/01/19	45,000	47,025

Sr. Unsec. Gtd. Notes, 8.13%, 07/01/19(b)	35,000	34,650

		614,185

Aluminum–0.50%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	130,000	129,431

Apparel Retail–1.18%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	90,000	98,325

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	95,000	90,844

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	75,000	71,812

Limited Brands Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	40,000	42,600

		303,581

Apparel, Accessories & Luxury Goods–2.45%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	80,000	81,800

Jones Group Inc. (The), Sr. Unsec. Notes, 6.88%, 03/15/19	210,000	190,050

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	165,000	169,537

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	200,000	186,000

		627,387

Auto Parts & Equipment–0.99%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	100,000	98,500

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	85,000	87,337

Tenneco Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 12/15/20	25,000	25,875

7.75%, 08/15/18	40,000	42,500

		254,212

Automobile Manufacturers–2.04%
Chrysler Group LLC/CG Co-Issuer Inc., Sr. Sec. Gtd. Notes, 8.00%, 06/15/19(b)	200,000	183,500

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	282,000	338,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Automobile Manufacturers–(continued)

Motors Liquidation Corp., Sr. Unsec. Notes, 8.38%, 07/15/33(c)(d)	$305,000	$2,532

		524,432

Biotechnology–0.34%
Grifols Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	30,000	31,650

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	30,000	14,400

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	40,000	41,300

		87,350

Broadcasting–0.60%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	45,000	45,000

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	130,000	109,850

		154,850

Building Products–5.31%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	80,000	47,600

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	165,000	146,438

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	160,000	172,800

Sr. Unsec. Notes,
6.75%, 05/01/21(b)	40,000	42,200

6.88%, 08/15/18(b)	150,000	157,500

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	105,000	105,525

Nortek Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/21(b)	250,000	212,812

10.00%, 12/01/18(b)	75,000	71,438

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	125,000	109,531

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	55,000	48,950

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	158,000	161,555

USG Corp., Sr. Unsec. Gtd. Notes,
8.38%, 10/15/18(b)	10,000	9,250

9.75%, 08/01/14(b)	20,000	20,400

Sr. Unsec. Notes, 9.75%, 01/15/18	65,000	55,900

		1,361,899

Cable & Satellite–0.88%
EH Holding Corp., Sr. Sec. Gtd. Notes, 6.50%, 06/15/19(b)	40,000	41,900

Sr. Unsec. Gtd. Notes, 7.63%, 06/15/21(b)	25,000	26,344

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	150,000	158,250

		226,494

Casinos & Gaming–5.71%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	115,000	119,025

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	85,000	68,000

Sr. Sec. Gtd. Global Notes, 11.25%, 06/01/17	100,000	106,750

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	115,000	64,400

CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	5,000	5,138

Sr. Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	81,389	84,238

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	100,000	99,750

MGM Resorts International, Sr. Unsec. Gtd. Global Notes,
6.63%, 07/15/15	65,000	62,319

6.75%, 04/01/13	245,000	248,062

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	45,000	47,812

Resort at Summerlin L.P., Series B, Sr. Unsec. Sub. Notes, 13.00%, 12/15/07(c)	7,210,050	—

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	80,000	85,000

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	65,000	63,537

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.18%, 02/01/14(b)(e)	75,000	67,125

Sr. Sec. Notes, 9.13%, 02/01/15(b)	150,000	144,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	180,000	200,250

		1,465,406

Coal & Consumable Fuels–0.39%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	35,000	38,850

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	60,000	61,500

		100,350

Communications Equipment–0.61%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	160,000	156,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Computer & Electronics Retail–0.31%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	$80,000	$80,800

Computer Storage & Peripherals–0.43%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes,
7.00%, 11/01/21(b)	30,000	30,900

7.75%, 12/15/18(b)	75,000	80,250

		111,150

Construction & Engineering–1.38%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	115,000	116,725

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	250,000	236,250

		352,975

Construction & Farm Machinery & Heavy Trucks–1.59%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	75,000	85,125

Commercial Vehicle Group, Inc., Sr. Sec. Gtd. Notes, 7.88%, 04/15/19(b)	95,000	92,031

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	50,000	52,500

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	85,000	90,525

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	85,000	88,825

		409,006

Construction Materials–1.22%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	87,787

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	250,000	225,000

		312,787

Consumer Finance–1.52%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	75,000	76,125

8.00%, 03/15/20	120,000	123,600

8.00%, 11/01/31	15,000	14,513

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	45,000	51,637

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	115,000	123,337

		389,212

Data Processing & Outsourced Services–0.91%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	140,000	134,400

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	45,000	42,525

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	30,000	30,825

7.63%, 11/15/20	25,000	25,812

		233,562

Department Stores–0.19%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	65,000	49,725

Distillers & Vintners–0.77%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	100,000	70,500

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	115,000	126,212

		196,712

Diversified Banks–0.10%
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(f)(g)	50,000	25,875

Diversified Metals & Mining–0.80%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	90,000	87,527

7.00%, 11/01/15(b)	10,000	10,150

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	30,000	22,060

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	85,555

		205,292

Electrical Components & Equipment–0.10%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	25,000	25,938

Electronic Manufacturing Services–0.30%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	80,000	76,600

Environmental & Facilities Services–0.13%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	35,000	32,900

Food Retail–0.26%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	80,000	67,200

Forest Products–0.27%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	85,000	65,663

Sino-Forest Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)	10,000	2,750

		68,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Gas Utilities–0.66%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	$90,000	$79,650

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	85,000	88,825

		168,475

Health Care Equipment–0.42%
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	10,000	7,650

10.88%, 11/15/14	90,000	84,375

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	20,000	15,600

		107,625

Health Care Facilities–2.22%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	105,000	113,925

Health Management Associates Inc., Sr. Sec. Gtd. Notes, 6.13%, 04/15/16	30,000	31,125

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	60,000	59,700

7.75%, 09/15/22	35,000	34,563

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	45,000	38,925

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	135,000	154,912

Sr. Unsec. Global Notes,
8.00%, 08/01/20	20,000	20,000

9.25%, 02/01/15	110,000	117,150

		570,300

Health Care Services–0.38%
Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	80,000	71,600

Universal Hospital Services Inc., Sec. Gtd. PIK Global Notes, 8.50%, 06/01/15	25,000	25,406

		97,006

Health Care Technology–0.48%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	125,000	123,125

Homebuilding–1.56%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	80,000	60,200

8.13%, 06/15/16	100,000	74,500

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	190,000	152,000

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	85,000	82,875

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	35,000	31,062

		400,637

Hotels, Resorts & Cruise Lines–0.06%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	15,000	15,788

Household Products–0.31%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	80,000	79,000

Housewares & Specialties–0.20%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	50,000	50,688

Independent Power Producers & Energy Traders–1.10%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	220,000	239,250

Calpine Corp., Sr. Sec. Notes, 7.25%, 10/15/17(b)	40,000	41,800

		281,050

Industrial Machinery–0.71%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	110,000	111,100

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	10,000	10,437

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	55,000	59,675

		181,212

Industrial REIT’s–0.15%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	35,000	37,713

Integrated Telecommunication Services–0.34%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	70,000	56,700

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.50%, 04/01/21(b)	10,000	10,250

Windstream Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/01/22(b)	20,000	20,100

		87,050

Internet Retail–0.19%
Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	85,000	48,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Internet Software & Services–0.64%
Equinix Inc., Sr. Unsec. Notes,
7.00%, 07/15/21	$60,000	$63,900

8.13%, 03/01/18	90,000	99,450

		163,350

Investment Banking & Brokerage–0.52%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	105,000	105,367

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	30,000	29,250

		134,617

Leisure Facilities–0.10%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	25,000	25,375

Leisure Products–0.44%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	110,000	111,650

Life Sciences Tools & Services–0.21%
Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	65,000	52,650

Marine–0.17%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	10,000	7,150

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	40,000	36,950

		44,100

Movies & Entertainment–1.34%
AMC Entertainment Inc., Sr. Gtd. Sub. Global Notes, 9.75%, 12/01/20	50,000	47,750

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	115,000	119,456

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	165,000	175,519

		342,725

Multi-Line Insurance–2.84%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	215,000	195,112

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	45,000	42,638

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	85,000	84,575

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	230,000	206,425

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/05/39(b)	165,000	198,991

		727,741

Office Services & Supplies–0.22%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	35,000	34,213

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	20,000	21,250

		55,463

Oil & Gas Equipment & Services–1.11%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	110,000	113,850

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	125,000	125,625

SESI LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	45,000	46,125

		285,600

Oil & Gas Exploration & Production–5.17%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	35,000	35,569

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 09/01/21	110,000	111,925

8.88%, 02/01/17	90,000	93,262

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	30,000	31,950

Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	10,000	10,288

6.63%, 08/15/20	73,000	78,201

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	50,000	52,438

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	30,000	32,625

7.38%, 10/01/20	55,000	60,156

8.25%, 10/01/19	50,000	55,188

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	130,000	123,500

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	45,000	45,450

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	155,000	165,462

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	70,000	74,022

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	120,000	127,800

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	105,000	113,137

SM Energy Co., Sr. Unsec. Notes,
6.50%, 11/15/21(b)	15,000	15,525

6.63%, 02/15/19(b)	50,000	51,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	$45,000	$47,081

		1,325,329

Oil & Gas Refining & Marketing–0.71%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	195,000	183,300

Oil & Gas Storage & Transportation–3.19%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	60,000	63,450

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/21(b)	75,000	75,750

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	115,000	116,725

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	95,000	103,194

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	66,000	66,825

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	45,000	47,250

6.50%, 08/15/21	40,000	41,900

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	100,000	61,250

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	75,000	79,781

Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/21(b)	105,000	106,837

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	55,000	56,513

		819,475

Other Diversified Financial Services–1.52%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18(b)	20,000	21,100

International Lease Finance Corp.,
Sr. Sec. Notes,
6.75%, 09/01/16(b)	45,000	46,209

7.13%, 09/01/18(b)	65,000	67,255

Sr. Unsec. Global Notes,
5.75%, 05/15/16	20,000	18,638

6.25%, 05/15/19	30,000	27,750

8.63%, 09/15/15	145,000	148,480

8.75%, 03/15/17	44,000	45,512

Sr. Unsec. Notes, 8.25%, 12/15/20	15,000	15,197

		390,141

Packaged Foods & Meats–0.24%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	65,000	62,888

Paper Packaging–0.55%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	145,000	141,738

Paper Products–1.89%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	165,000	164,175

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	75,000	78,187

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	75,000	77,063

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	70,000	51,975

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	110,000	113,987

		485,387

Pharmaceuticals–1.80%
Aptalis Pharma Inc., Sr. Unsec. Gtd. Global Notes, 12.75%, 03/01/16	60,000	63,600

Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	107,250

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	15,000	16,013

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	50,000	51,625

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	100,000	110,000

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes,
6.75%, 10/01/17(b)	30,000	30,000

6.75%, 08/15/21(b)	85,000	82,981

		461,469

Property & Casualty Insurance–0.26%
XL Group PLC (Ireland), Series E, Jr. Sub. Global Pfd. Bonds, 6.50%(f)	85,000	66,938

Real Estate Services–0.32%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	80,000	82,600

Regional Banks–1.51%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	25,000	20,500

BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	60,000	59,944

PNC Financial Services Group, Inc., Series O, Jr. Unsec. Sub. Pfd. Notes, 6.75%(f)	40,000	39,400

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	60,000	58,050

Unsec. Sub. Notes, 7.38%, 12/10/37	150,000	124,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Regional Banks–(continued)

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	$100,000	$85,250

		387,269

Research & Consulting Services–0.37%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	90,000	94,275

Semiconductor Equipment–1.12%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.63%, 06/01/21	15,000	14,437

7.38%, 05/01/18	160,000	164,000

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	110,000	109,725

		288,162

Semiconductors–0.81%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	109,000	116,902

Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	25,000	23,500

10.75%, 08/01/20	65,000	67,925

		208,327

Specialized Finance–0.96%
CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	245,000	245,612

Specialized REIT’s–0.69%
Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	75,000	76,875

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	45,000	44,831

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	55,000	55,207

		176,913

Specialty Chemicals–1.65%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	105,000	106,575

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	30,000	29,625

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	90,000	95,850

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	45,000	46,097

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	140,000	144,900

		423,047

Specialty Stores–0.66%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	25,000	25,500

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 13.00%, 11/01/16	135,000	143,944

		169,444

Steel–0.14%
United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	35,000	34,825

Systems Software–0.77%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	225,000	196,875

Tires & Rubber–0.48%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	110,000	114,950

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd Notes, 8.25%, 08/15/20	7,000	7,665

		122,615

Trading Companies & Distributors–2.59%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	160,000	159,600

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	185,000	189,394

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	45,000	45,788

7.38%, 01/15/21	125,000	128,437

7.50%, 10/15/18	55,000	57,612

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	40,000	41,500

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/21	40,000	41,000

		663,331

Trucking–0.10%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 03/15/20	25,000	25,875

Wireless Telecommunication Services–5.40%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	165,000	159,637

Sr. Unsec. Gtd. Conv. Notes, 8.25%, 12/01/17(b)(h)	35,000	22,575

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16	115,000	119,744

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	165,000	145,200

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	150,000	147,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount		Value

Wireless Telecommunication Services–(continued)

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		$95,000	$89,775

7.88%, 09/01/18		65,000	66,016

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		50,000	54,688

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		165,000	135,712

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/18(b)		65,000	68,494

Sr. Unsec. Notes, 11.50%, 11/15/21(b)		25,000	24,844

VimpelCom (Ireland), Unsec. Loan Participation Notes, 7.75%, 02/02/21(b)		200,000	171,500

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)		200,000	179,000

			1,384,747

Total U.S. Dollar Denominated Bonds and Notes (Cost $29,993,804)			22,359,970

Non-U.S. Dollar Denominated Bonds & Notes–6.94%(i)
Canada–0.33%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	85,000	85,100

Czech Republic–0.24%
CET 21 Spol S.R.O., Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	50,000	61,803

Ireland–1.36%
Ardagh Packaging Finance PLC, Sr. Unsec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	100,000	117,457

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	95,000	116,933

Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	100,000	114,222

			348,612

Italy–0.20%
Lottomatica SpA–REGS, Jr. Unsec. Sub. Euro Bonds, 8.25%, 03/31/66(b)	EUR	50,000	50,801

Luxembourg–2.22%
Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	50,000	53,309

REGS, Sr. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	50,000	53,309

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	119,723

ConvaTec Healthcare S.A., Sr. Sec. Gtd. Notes, 7.38%, 12/15/17(b)	EUR	100,000	122,959

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	100,000	131,371

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	65,000	87,915

			568,586

Netherlands–0.56%
Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	110,000	144,509

Sweden–0.26%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	50,000	67,627

United Kingdom–1.41%
EC Finance PLC–REGS, Sr. Sec. Gtd. Euro Notes, 9.75%, 08/01/17(b)	EUR	50,000	50,154

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	50,000	57,596

Pipe Holdings PLC, Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	100,000	138,641

R&R Ice Cream PLC, Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	100,000	114,546

			360,937

United States–0.36%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	100,000	93,190

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,008,866)			1,781,165

	Shares
Preferred Stocks–2.85%
Automobile Manufacturers–0.29%
General Motors Co., Series B, $2.38 Conv. Pfd.(d)		2,130	72,953

Consumer Finance–1.16%
Ally Financial, Inc., Series A,, 8.50% Pfd.,		2,690	49,469

Series G, 7.00% Pfd.(b)		264	189,263

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.		3,025	58,504

			297,236

Industrial REIT’s–0.10%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		1,045	26,062

Regional Banks–1.14%
Zions Bancorp., Series C, 9.50% Pfd.		11,600	292,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Shares	Value

Tires & Rubber–0.16%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	855	$41,596

Total Preferred Stocks (Cost $782,024)		730,747

Common Stocks & Other Equity Interests–0.18%
Automobile Manufacturers–0.18%
General Motors Co.(d)(j)	1,239	25,115

General Motors Co., Wts. expiring 07/10/16(d)(k)	1,125	13,196

General Motors Co., Wts. expiring 07/10/19(d)(k)	1,125	8,797

Total Common Stocks & Other Equity Interests (Cost $95,241)		47,108

Money Market Funds–0.27%
Liquid Assets Portfolio–Institutional Class(l)	34,509	34,509

Premier Portfolio–Institutional Class(l)	34,509	34,509

Total Money Market Funds (Cost $69,018)		69,018

TOTAL INVESTMENTS–97.40% (Cost $32,948,953)		24,988,008

OTHER ASSETS LESS LIABILITIES–2.60%		667,491

NET ASSETS–100.00%		$25,655,499

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $8,756,432, which represented 34,13% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2011 was $114,132, which represented 0.44% of the Fund’s Net Assets
(d)	Acquired as part of the General Motors reorganization.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest payments have been suspended under the European Union agreement for 24 months beginning April 30, 2010.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Non-income producing security.
(k)	Non-income producing security acquired through a corporate action.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $32,879,935)	$24,918,990

Investments in affiliated money market funds, at value and cost	69,018

Total investments, at value (Cost $32,948,953)	24,988,008

Foreign currencies, at value (Cost $147,463)	147,463

Receivable for:
Investments sold	49,303

Fund shares sold	43,186

Dividends and interest	471,892

Foreign currency contracts	118,995

Investment for trustee deferred compensation and retirement plans	4,960

Other assets	4,367

Total assets	25,828,174

Liabilities:
Payable for:
Investments purchased	10,184

Fund shares reacquired	80

Accrued fees to affiliates	55,479

Accrued other operating expenses	100,070

Trustee deferred compensation and retirement plans	6,862

Total liabilities	172,675

Net assets applicable to shares outstanding	$25,655,499

Net assets consist of:
Shares of beneficial interest	$134,321,802

Undistributed net investment income	1,509,910

Undistributed net realized gain (loss)	(102,315,886)

Unrealized appreciation (depreciation)	(7,860,327)

$25,655,499

Net Assets:
Series I	$13,403,102

Series II	$12,252,397

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	12,599,391

Series II	11,516,979

Series I:
Net asset value per share	$1.06

Series II:
Net asset value per share	$1.06

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest	$2,230,543

Dividends	55,690

Dividends from affiliated money market funds	131

Total investment income	2,286,364

Expenses:
Advisory fees	121,485

Administrative services fees	77,372

Custodian fees	15,643

Distribution fees — Series II	35,130

Transfer agent fees	2,744

Trustees’ and officers’ fees and benefits	18,136

Professional services fees	228,779

Other	18,212

Total expenses	517,501

Less: Fees waived	(269)

Net expenses	517,232

Net investment income	1,769,132

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,133,562

Foreign currencies	(5,103)

Foreign currency contracts	(36,120)

1,092,339

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,453,106)

Foreign currencies	(1,169)

Foreign currency contracts	101,990

(2,352,285)

Net realized and unrealized gain (loss)	(1,259,946)

Net increase in net assets resulting from operations	$509,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,769,132	$2,370,243

Net realized gain (loss)	1,092,339	(43,900,656)

Change in net unrealized appreciation (depreciation)	(2,352,285)	44,931,025

Net increase in net assets resulting from operations	509,186	3,400,612

Distributions to shareholders from net investment income:
Series I	(1,187,359)	(1,323,198)

Series II	(1,065,238)	(1,325,494)

Total distributions from net investment income	(2,252,597)	(2,648,692)

Share transactions–net:
Series I	(1,728,255)	(1,163,101)

Series II	(3,049,386)	(958,872)

Net increase (decrease) in net assets resulting from share transactions	(4,777,641)	(2,121,973)

Net increase (decrease) in net assets	(6,521,052)	(1,370,053)

Net assets:
Beginning of year	32,176,551	33,546,604

End of year (includes undistributed net investment income of $1,509,910 and $1,946,344, respectively)	$25,655,499	$32,176,551

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

Invesco V.I. High Yield Securities Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. High Yield Securities Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.27%

Next $1 billion	0.245%

Over $3 billion	0.22%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.75% and Series II shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and

Invesco V.I. High Yield Securities Fund

(5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $269.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $27,372 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$657,609	$189,264	$—	$846,873

Corporate Debt Securities	—	22,357,438	2,532	22,359,970

Foreign Debt Securities	—	1,781,165	—	1,781,165

	$657,609	$24,327,867	$2,532	$24,988,008

Foreign Currency Contracts*	—	101,990	—	101,990

Total Investments	$657,609	$24,429,857	$2,532	$25,089,998

*	Unrealized appreciation.

Invesco V.I. High Yield Securities Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk(a)
Foreign Currency Contracts	$101,990	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(36,120)

Change in Unrealized Appreciation
Currency risk	101,990

Total	$65,870

*	The average notional value of foreign currency contracts outstanding during the period was $2,500,017.

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

02/09/12	RBC Capital Markets Corp.	EUR	1,176,000	USD	1,619,024	$1,522,639	$96,385

02/17/12	Morgan Stanley	GBP	182,000	USD	288,193	282,588	5,605

Total open foreign currency contracts							$101,990

Closed Foreign Currency Contracts
Closed		Contract to				Notional	Realized
Date	Counterparty	Deliver		Receive		Value	Gain

11/21/11	RBC Capital Markets Corp.	EUR	56,000	USD	77,096	$75,836	$1,260

11/25/11	RBC Capital Markets Corp.	EUR	184,000	USD	253,317	244,681	8,636

11/29/11	RBC Capital Markets Corp.	EUR	82,000	USD	112,891	109,326	3,565

12/15/11	RBC Capital Markets Corp.	EUR	37,000	USD	50,939	48,110	2,829

12/22/11	Morgan Stanley	GBP	1,000	USD	1,583	1,567	16

12/22/11	RBC Capital Markets Corp.	EUR	10,000	USD	13,767	13,068	699

Total closed foreign currency contracts							$17,005

Total foreign currency contracts							$118,995

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,158 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

Invesco V.I. High Yield Securities Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,252,597	$2,648,692

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,838,811

Net unrealized appreciation (depreciation) — investments	(8,286,459)

Net unrealized appreciation (depreciation) — other investments	(1,372)

Temporary book/tax differences	(6,862)

Capital loss carryforward	(102,210,421)

Shares of beneficial interest	134,321,802

Total net assets	$25,655,499

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,148,876 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2012	$24,097,705	$—	$24,097,705

December 31, 2013	15,736,680	—	15,736,680

December 31, 2014	6,219,062	—	6,219,062

December 31, 2016	1,794,343	—	1,794,343

December 31, 2017	10,401,018	—	10,401,018

December 31, 2018	43,961,613	—	43,961,613

	$102,210,421	$—	$102,210,421

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. High Yield Securities Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $18,124,189 and $22,992,846, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$634,602

Aggregate unrealized (depreciation) of investment securities	(8,921,061)

Net unrealized appreciation (depreciation) of investment securities	$(8,286,459)

Cost of investments for tax purposes is $33,274,467.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and expired capital loss carryforward, on December 31, 2011, undistributed net investment income was increased by $47,031, undistributed net realized gain (loss) was increased by $80,261,734 and shares of beneficial interest decreased by $80,308,765. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	692,930	$784,581	685,783	$764,001

Series II	139,366	158,013	598,859	659,318

Issued as reinvestment of dividends:
Series I	1,164,078	1,187,359	1,272,306	1,323,198

Series II	1,044,351	1,065,238	1,274,514	1,325,494

Reacquired:
Series I	(3,232,497)	(3,700,195)	(2,886,241)	(3,250,300)

Series II	(3,722,675)	(4,272,637)	(2,643,132)	(2,943,684)

Net increase (decrease) in share activity	(3,914,447)	$(4,777,641)	(1,697,911)	$(2,121,973)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 97% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$1.15	$0.07	$(0.06)	$0.01	$(0.10)	$1.06	1.10%	$13,403	1.67	%(d)	1.67	%(d)	6.24	%(d)	63%
Year ended 12/31/10	1.13	0.08	0.04	0.12	(0.10)	1.15	10.19	16,049	1.97		1.98		7.37		116
Year ended 12/31/09	0.85	0.09	0.27	0.36	(0.08)	1.13	44.56	16,824	1.74	(e)	1.75	(e)	8.76	(e)	75
Year ended 12/31/08	1.13	0.07	(0.33)	(0.26)	(0.02)	0.85	(23.13)	13,226	1.48	(e)	1.48	(e)	6.90	(e)	44
Year ended 12/31/07	1.16	0.08	(0.03)	0.05	(0.08)	1.13	4.17	21,625	1.18		1.18		6.48		26

Series II
Year ended 12/31/11	1.15	0.07	(0.06)	0.01	(0.10)	1.06	0.77	12,252	1.92	(d)	1.92	(d)	5.99	(d)	63
Year ended 12/31/10	1.13	0.08	0.03	0.11	(0.09)	1.15	10.36	16,128	2.22		2.23		7.12		116
Year ended 12/31/09	0.85	0.08	0.28	0.36	(0.08)	1.13	44.27	16,723	1.99	(e)	2.00	(e)	8.51	(e)	75
Year ended 12/31/08	1.13	0.07	(0.33)	(0.26)	(0.02)	0.85	(23.20)	13,973	1.73	(e)	1.73	(e)	6.65	(e)	44
Year ended 12/31/07	1.16	0.07	(0.03)	0.04	(0.07)	1.13	3.90	24,433	1.43		1.43		6.23		26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $14,873 and $14,052 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the ratios are 0.01% and less than 0.005% for the years ended December 31, 2009 and 2008, respectively.

Invesco V.I. High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 17, 2012
Houston, Texas

Invesco V.I. High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$977.00	$7.08	$1,018.05	$7.22	1.42%

Series II	1,000.00	973.80	8.31	1,016.79	8.49	1.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. High Yield Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. High Yield Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. High Yield Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. High Yield Securities Fund

Invesco V.I. International Growth Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIIGR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Global equity markets faced headwinds in 2011. China’s growth continued to slow as the U.S. battled high unemployment and runaway deficits. Several European countries faced similar deficits, which brought to light the imperfect structure of the euro. The reporting period ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue and stabilize their banking system.
     Invesco V.I. International Growth Fund was not immune to this volatility, closing the year ended December 31, 2011, in negative territory. The Fund’s relative results were favorable, however, with the Fund outperforming the Fund’s style-specific benchmark, the MSCI EAFE Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-6.74%

Series II Shares	-6.99

MSCI EAFE Index ▼ (Broad Market Index)	-12.14

MSCI EAFE Growth Index▼ (Style-Specific Index)	-12.11

Lipper VUF International Growth Funds Index▼ (Peer Group Index)	-13.10
Source(s): ▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our earnings, quality, valuation (EQV) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are
key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
Market volatility was intense during the reporting period. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors’ attention, including the growing unrest in the Middle East and northern Africa, and the devastating earthquake and tsunami in Japan in March. Renewed credit problems overseas and the market correction that occurred mid-year created a more uncertain environment, which prompted many investors to favor safety over risk.
     In this environment, we continued to manage the Fund’s portfolio with a long-term view and a bottom-up approach (i.e., selecting stocks on an individual basis). From a sector perspective, the Fund fared better than its style-specific benchmark in six of 10 sectors, significantly outperforming in the consumer discretionary, materials and financials sectors. In each instance, strong stock selection played a key role in driving results. A modest cash exposure during the volatile reporting period was supportive on a relative basis as well.
     In the consumer discretionary sector, favorable stock selection in the retail industry and the hotels, restaurants and leisure industry contributed positively to both relative and absolute results. Top stock level contributors included U.K. retailer Next. Zero exposure to several weak index names, including Sony and Panasonic (not Fund holdings) in the household durables industry, was supportive on a relative basis as well.
     In financials, the reporting period’s weakest sector, stock selection combined with underweight exposure, drove the Fund’s relative results. As noted previously, the European sovereign debt situation was the focal point of investor concern through most of the reporting period, and we believe it will remain a key issue for markets entering 2012. Notably, the Fund ended the reporting period with limited direct exposure to companies based in Portugal, Ireland, Italy, Greece or Spain. (The Fund did hold two U.K. companies incorporated in Ireland for tax purposes.)
     In the materials sector, the Fund’s continued underweight exposure to a sector that was down almost 20%1 for the reporting period, was a key driver of relative outperformance versus the index. At the end of the reporting period,

Portfolio Composition
By sector

Consumer Discretionary	18.0%

Consumer Staples	14.1

Health Care	11.3

Energy	10.1

Information Technology	10.1

Industrials	9.6

Financials	9.5

Telecommunication Services	4.0

Materials	3.6

Utilities	1.6

Money Market Funds
Plus Other Assets Less Liabilities	8.1

Top 10 Equity Holdings*

1.	Compass Group PLC	2.3%

2.	Imperial Tobacco Group PLC	2.1

3.	Anheuser-Busch InBev N.V.	1.9

4.	Canon, Inc.	1.8

5.	Teva Pharmaceutical Industries Ltd.	1.7

6.	Yamada Denki Co., Ltd.	1.7

7.	Banco Bradesco S.A.	1.7

8.	Novartis AG	1.7

9.	BG Group PLC	1.6

10.	British American Tobacco PLC	1.6

Top Five Industries

1.	Pharmaceuticals	8.4%

2.	Integrated Oil & Gas	7.9

3.	Diversified Banks	6.2

4.	Packaged Foods & Meats	4.2

5.	Tobacco	3.7

Total Net Assets	$1.2 billion

Total Number of Holdings*	85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. International Growth Fund

the Fund held approximately 4% of its total net assets in this sector while the MSCI EAFE Growth Index held close to 14%.2
     In contrast, underweight exposure to consumer staples, the reporting period’s strongest performing sector, also detracted from relative Fund results. However, solid stock selection enabled the Fund to deliver double-digit gains, outperforming the style-specific index within this sector despite our underweight position.
     Fund holdings in the telecommunication services sector (predominantly in the wireless industry) detracted from the Fund’s relative and absolute results. Mexican telecommunications company America Movil was one such detractor. Concerns about increased competition and rising regulatory risk in Mexico weighed on the stock price. We reduced the Fund’s position in America Movil over the reporting period. Fund exposure in the information technology (IT) sector detracted on a relative basis as well, but the impact was modest.
     In broad geographic terms, the Fund outperformed the MSCI EAFE Growth Index in both Europe and Asia. Outperformance in Europe was led by strong results in the U.K., which at about 20%, was the Fund’s largest single country exposure. All five top stock level contributors were U.K.-based holdings, including Imperial Tobacco Group and Shire.
     In Asia, the Fund’s exposure to Japan was the key driver of relative results. In Japan, the effects of the March earthquake and tsunami have largely passed, and production levels returned to normal. However, Japan faced the effects of a new natural disaster with flooding in Thailand; Japanese manufacturers use Thailand as a production hub. The yen’s continued strength and weak export numbers to the U.S. and Europe produced a steady stream of earnings growth downgrades as well. As a result, the Fund’s underweight position in Japan contributed positively to relative performance.
     In contrast, the Fund’s exposure to emerging markets detracted from both absolute and relative results as the MSCI EAFE Growth Index did not have exposure to this segment of the market. During the reporting period, emerging markets underperformed developed markets due to multiple macroeconomic headwinds, including the European debt crisis, a deteriorating global economy, rising inflation and tightening monetary policies.
     As long-term, bottom-up stock selectors, we see volatility as an opportunity to buy quality growth companies at more attractive-than-usual valuations. Consequently, we took advantage of market volatility to buy several stocks that had long been on our EQV radar.
     Stock selection in the portfolio continued to be driven by the underlying fundamentals of companies, not any top-down macroeconomic views. That said, because of our belief in the long-term strength of consumer growth outside the U.S., we maintained overweight exposure to the consumer discretionary sector at the end of the reporting period. We reduced our exposure to the health care sector slightly but remained overweight compared to the Fund’s style-specific index. The Fund also ended the reporting period with overweight exposure to the energy and IT sectors, while our largest underweight positions were in the materials, industrials, and consumer staples sectors.
     At the close of the reporting period, we remained focused on investing according to our bottom-up stock selection process and maintaining our long-term investment view.
     We thank you for your continued investment in Invesco V.I. International Growth Fund.

1	Source: Lipper Inc.

2	Source: MSCI: Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clas Olsson
Portfolio manager and CIO of Invesco’s International Growth Investment Management Unit, is lead manager of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a B.B.A. from The University of Texas at Austin.
Steve Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth Fund. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute. He earned an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin. He also earned an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth Fund. He joined Invesco in 1996. Mr. Holzer earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Mark Jason
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth Fund. He joined Invesco in 2001. Mr. Jason earned a B.S. in finance and a B.S. in real estate from California State University at Northridge.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/5/93)		6.99%

10	Years	7.11

5	Years	-0.53

1	Year	-6.74

Series II Shares

Inception (9/19/01)		7.31%

10	Years	6.83

5	Years	-0.78

1	Year	-6.99
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable
Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
     The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East.
     The Lipper VUF International Growth Funds Index is an unmanaged index considered representative of international growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–90.94%
Australia–5.82%
BHP Billiton Ltd.	455,880	$16,091,924

Brambles Ltd.	2,235,983	16,374,658

CSL Ltd.	286,823	9,387,602

QBE Insurance Group Ltd.	701,757	9,294,954

WorleyParsons Ltd.	606,233	15,882,514

		67,031,652

Belgium–1.93%
Anheuser-Busch InBev N.V.	362,640	22,148,200

Brazil–2.46%
Banco Bradesco S.A.–ADR	1,180,003	19,682,450

Petroleo Brasileiro S.A.–ADR	369,109	8,670,371

		28,352,821

Canada–5.85%
Agrium Inc.	132,231	8,875,104

Canadian National Railway Co.	129,482	10,186,477

Canadian Natural Resources Ltd.	253,593	9,496,047

Cenovus Energy Inc.	320,865	10,654,557

Fairfax Financial Holdings Ltd.	25,187	10,803,858

Suncor Energy, Inc.	601,017	17,332,037

		67,348,080

China–1.20%
Industrial & Commercial Bank of China Ltd.–Class H	23,195,000	13,804,265

Denmark–1.49%
Novo Nordisk A.S.–Class B	149,589	17,191,443

France–6.27%
BNP Paribas S.A.	219,077	8,605,784

Cap Gemini S.A.	260,708	8,109,655

Cie Generale des Etablissements Michelin–Class B	104,786	6,160,418

Danone S.A.	226,689	14,250,612

Eutelsat Communications S.A	193,492	7,536,139

L’Oreal S.A	70,004	7,311,918

Publicis Groupe S.A.	128,186	5,883,282

Schneider Electric S.A.	126,621	6,617,570

Total S.A.	150,487	7,681,300

		72,156,678

Germany–4.92%
Adidas AG	252,490	16,424,858

Bayer AG	90,629	5,794,675

Bayerische Motoren Werke AG	55,889	3,736,614

Fresenius Medical Care AG & Co. KGaA	201,842	13,715,315

SAP AG	321,057	16,974,976

		56,646,438

Hong Kong–2.28%
China Mobile Ltd.	1,340,000	13,064,872

Hutchison Whampoa Ltd.	1,585,000	13,210,463

		26,275,335

India–0.87%
Infosys Ltd.	192,539	10,042,035

Israel–1.73%
Teva Pharmaceutical Industries Ltd.–ADR	493,993	19,937,558

Japan–9.21%
Canon Inc.	456,900	20,249,922

Denso Corp.	464,800	12,821,715

FANUC Corp.	69,600	10,656,200

Keyence Corp.	45,300	10,927,580

Komatsu Ltd.	292,137	6,815,500

Nidec Corp.	142,495	12,372,842

Toyota Motor Corp.	368,800	12,278,726

Yamada Denki Co., Ltd.	292,630	19,929,571

		106,052,056

Mexico–3.45%
America Movil SAB de C.V.–Series L–ADR	629,027	14,216,010

Fomento Economico Mexicano, S.A.B. de C.V.–ADR	212,219	14,793,787

Grupo Televisa S.A.B.–ADR	506,722	10,671,565

		39,681,362

Netherlands–2.88%
Koninklijke (Royal) KPN N.V.	168,309	2,009,512

Koninklijke Ahold N.V.	898,204	12,079,338

Unilever N.V.	454,154	15,596,927

VimpelCom Ltd.–ADR	363,183	3,439,343

		33,125,120

Russia–0.92%
Gazprom OAO–ADR	994,429	10,600,613

Singapore–2.35%
Keppel Corp. Ltd.	2,084,661	14,900,788

United Overseas Bank Ltd.	1,031,000	12,106,338

		27,007,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value

South Korea–2.46%
Hyundai Mobis	54,347	$13,770,076

NHN Corp.(a)	79,662	14,585,172

		28,355,248

Spain–0.53%
Amadeus IT Holding S.A.–Class A	380,769	6,151,361

Sweden–3.02%
Kinnevik Investment A.B.–Class B	286,593	5,584,928

Swedbank A.B.–Class A	778,397	10,084,298

Telefonaktiebolaget LM Ericsson–Class B	1,282,861	13,032,357

Volvo A.B.–Class B	552,654	6,008,790

		34,710,373

Switzerland–8.10%
ABB Ltd.(a)	682,815	12,853,672

Julius Baer Group Ltd.(a)	310,808	12,089,228

Nestle S.A.	316,875	18,194,622

Novartis AG	343,762	19,655,046

Roche Holding AG	84,080	14,220,921

Syngenta AG(a)	55,277	16,270,728

		93,284,217

Taiwan–1.39%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,243,220	16,049,970

Turkey–0.63%
Akbank T.A.S.	2,270,373	7,201,103

United Kingdom–21.18%
BG Group PLC	880,867	18,791,373

British American Tobacco PLC	395,410	18,767,794

Centrica PLC	2,302,316	10,346,576

Compass Group PLC	2,766,196	26,198,250

GlaxoSmithKline PLC	416,138	9,491,482

Imperial Tobacco Group PLC	642,681	24,309,595

Informa PLC	1,655,582	9,256,239

International Power PLC	1,556,037	8,150,623

Kingfisher PLC	2,752,677	10,719,953

Next PLC	346,548	14,734,028

Reed Elsevier PLC	2,039,801	16,445,173

Royal Dutch Shell PLC–Class B	462,183	17,618,618

Shire PLC	302,315	10,495,643

Smith & Nephew PLC	1,105,477	10,714,726

Tesco PLC	2,443,252	15,312,330

Vodafone Group PLC	4,679,475	13,004,414

WPP PLC	911,833	9,524,986

		243,881,803

Total Common Stocks & Other Equity Interests (Cost $836,474,217)		1,047,034,857

Preferred Stocks–0.99%
Germany–0.99%
Volkswagen AG -1.63% Pfd. (Cost $14,017,517)	76,068	11,375,563

Money Market Funds–8.43%
Liquid Assets Portfolio–Institutional Class(b)	48,544,895	48,544,895

Premier Portfolio–Institutional Class(b)	48,544,895	48,544,895

Total Money Market Funds (Cost $97,089,790)		97,089,790

TOTAL INVESTMENTS–100.36% (Cost $947,581,524)		1,155,500,210

OTHER ASSETS LESS LIABILITIES–(0.36)%		(4,088,300)

NET ASSETS–100.00%		$1,151,411,910

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $850,491,734)	$1,058,410,420

Investments in affiliated money market funds, at value and cost	97,089,790

Total investments, at value (Cost $947,581,524)	1,155,500,210

Foreign currencies, at value (Cost $816,921)	823,809

Receivable for:
Investments sold	17,956

Fund shares sold	1,803,402

Dividends	4,175,652

Investment for trustee deferred compensation and retirement plans	61,727

Other assets	190

Total assets	1,162,382,946

Liabilities:
Payable for:
Investments purchased	8,389,244

Fund shares reacquired	1,047,060

Accrued fees to affiliates	1,087,627

Accrued other operating expenses	266,148

Trustee deferred compensation and retirement plans	180,957

Total liabilities	10,971,036

Net assets applicable to shares outstanding	$1,151,411,910

Net assets consist of:
Shares of beneficial interest	$1,183,401,097

Undistributed net investment income	18,339,786

Undistributed net realized gain (loss)	(258,508,038)

Unrealized appreciation	208,179,065

$1,151,411,910

Net Assets:
Series I	$544,142,504

Series II	$607,269,406

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	20,637,504

Series II	23,284,098

Series I:
Net asset value per share	$26.37

Series II:
Net asset value per share	$26.08

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $2,436,148)	$32,571,151

Dividends from affiliated money market funds	86,398

Total investment income	32,657,549

Expenses:
Advisory fees	8,381,388

Administrative services fees	3,137,238

Custodian fees	364,091

Distribution fees — Series II	1,505,155

Transfer agent fees	76,233

Trustees’ and officers’ fees and benefits	68,410

Other	131,751

Total expenses	13,664,266

Less: Fees waived	(126,641)

Net expenses	13,537,625

Net investment income	19,119,924

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of tax on the sale of foreign investments of $186)	54,328,405

Foreign currencies	(512,075)

53,816,330

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $2,336,660)	(159,501,801)

Foreign currencies	(35,056)

(159,536,857)

Net realized and unrealized gain (loss)	(105,720,527)

Net increase (decrease) in net assets resulting from operations	$(86,600,603)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$19,119,924	$18,371,750

Net realized gain (loss)	53,816,330	(17,156,987)

Change in net unrealized appreciation (depreciation)	(159,536,857)	41,178,093

Net increase (decrease) in net assets resulting from operations	(86,600,603)	42,392,856

Distributions to shareholders from net investment income:
Series I	(8,703,100)	(11,906,519)

Series II	(6,565,728)	(9,115,881)

Total distributions from net investment income	(15,268,828)	(21,022,400)

Share transactions–net:
Series I	6,595,238	(19,927,647)

Series II	90,856,363	(903,010,172)

Net increase (decrease) in net assets resulting from share transactions	97,451,601	(922,937,819)

Net increase (decrease) in net assets	(4,417,830)	(901,567,363)

Net assets:
Beginning of year	1,155,829,740	2,057,397,103

End of year (includes undistributed net investment income of $18,339,786 and $15,003,445, respectively)	$1,151,411,910	$1,155,829,740

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. International Growth Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. International Growth Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Over $250 million	0.70%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 2, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.11% and Series II shares to 1.36% of average daily net assets. Prior to May 2, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $126,641.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to

Invesco V.I. International Growth Fund

insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $281,281 for accounting and fund administrative services and reimbursed $2,855,957 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$35,057,214	$31,974,438	$—	$67,031,652

Belgium	—	22,148,200	—	22,148,200

Brazil	28,352,821	—	—	28,352,821

Canada	67,348,080	—	—	67,348,080

China	—	13,804,265	—	13,804,265

Denmark	17,191,443	—	—	17,191,443

France	30,168,314	41,988,364	—	72,156,678

Germany	52,909,824	15,112,177	—	68,022,001

Hong Kong	—	26,275,335	—	26,275,335

India	10,042,035	—	—	10,042,035

Israel	19,937,558	—	—	19,937,558

Japan	61,763,273	44,288,783	—	106,052,056

Mexico	39,681,362	—	—	39,681,362

Netherlands	3,439,343	29,685,777	—	33,125,120

Russia	10,600,613	—	—	10,600,613

Singapore	—	27,007,126	—	27,007,126

South Korea	28,355,248	—	—	28,355,248

Spain	—	6,151,361	—	6,151,361

Sweden	15,669,226	19,041,147	—	34,710,373

Invesco V.I. International Growth Fund

	Level 1*	Level 2*	Level 3	Total

Switzerland	32,508,718	60,775,499	—	93,284,217

Taiwan	16,049,970	—	—	16,049,970

Turkey	—	7,201,103		7,201,103

United Kingdom	149,409,104	94,472,699	—	243,881,803

United States	97,089,790	—	—	97,089,790

Total Investments	$715,573,936	$439,926,274	$—	$1,155,500,210

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $2,606 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$15,268,828	$21,022,400

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$18,518,772

Net unrealized appreciation — investments	185,778,657

Net unrealized appreciation — other investments	260,384

Temporary book/tax differences	(178,985)

Capital loss carryforward	(236,368,015)

Shares of beneficial interest	1,183,401,097

Total net assets	$1,151,411,910

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $226,177,234 of capital loss carryforward in the fiscal year ending December 31, 2012.

Invesco V.I. International Growth Fund

  The Fund utilized $46,997,606 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term

December 31, 2016	$55,375,763

December 31, 2017	143,189,697

December 31, 2018	37,802,555

$236,368,015

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $335,013,091 and $280,952,344, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$222,745,738

Aggregate unrealized (depreciation) of investment securities	(36,967,081)

Net unrealized appreciation of investment securities	$185,778,657

Cost of investments for tax purposes is $969,721,553.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and foreign currency transactions, on December 31, 2011, undistributed net investment income was decreased by $512,075, undistributed net realized gain (loss) was increased by $29,108,216 and shares of beneficial interest decreased by $28,596,141. Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund, undistributed net investment income was decreased by $2,680, undistributed net realized gain (loss) was decreased by $44,174,791 and shares of beneficial interest increased by $44,177,471. These reclassifications had no effect on the net assets of the Fund.

Invesco V.I. International Growth Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	4,674,557	$132,444,153	3,482,926	$94,266,556

Series II	5,695,478	157,043,118	6,653,404	171,405,013

Issued as reinvestment of dividends:
Series I	292,246	8,703,100	445,770	11,906,519

Series II	222,492	6,565,728	345,168	9,115,882

Issued in connection with acquisitions:(b)
Series I	426	13,190	—	—

Series II	1,107,888	34,002,342	—	—

Reacquired:
Series I	(4,761,021)	(134,565,205)	(4,909,461)	(126,100,722)

Series II	(3,833,060)	(106,754,825)	(45,442,204)	(1,083,531,067)

Net increase (decrease) in share activity	3,399,006	$97,451,601	(39,424,397)	$(922,937,819)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 2, 2011, the Fund acquired all the net assets of Invesco Van Kampen V.I. International Growth Equity Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 1,108,314 shares of the Fund for 3,524,810 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $34,015,533 including $7,388,865 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,248,419,884. The net assets of the Fund immediately following the acquisition were $1,282,435,417.
The pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$19,406,572
Net realized/unrealized gains (losses)	(102,914,763)

Change in net assets resulting from operations	$(83,508,191)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earrings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$28.69	$0.50	$(2.38)	$(1.88)	$(0.44)	$—	$(0.44)	$26.37	(6.74)%	$544,143	1.02	%(d)	1.03	%(d)	1.75	%(d)	26%
Year ended 12/31/10	26.01	0.38	2.92	3.30	(0.62)	—	(0.62)	28.69	12.86	586,219	1.03		1.04		1.46		38
Year ended 12/31/09	19.49	0.32	6.55	6.87	(0.35)	—	(0.35)	26.01	35.24	556,883	1.02		1.04		1.47		27
Year ended 12/31/08	33.63	0.54	(14.16)	(13.62)	(0.15)	(0.37)	(0.52)	19.49	(40.38)	446,437	1.05		1.06		1.96		44
Year ended 12/31/07	29.44	0.34	3.98	4.32	(0.13)	—	(0.13)	33.63	14.68	792,779	1.06		1.07		1.06		20

Series II
Year ended 12/31/11	28.35	0.42	(2.36)	(1.94)	(0.33)	—	(0.33)	26.08	(6.99)	607,269	1.27	(d)	1.28	(d)	1.50	(d)	26
Year ended 12/31/10	25.63	0.31	2.89	3.20	(0.48)	—	(0.48)	28.35	12.61	569,610	1.28		1.29		1.21		38
Year ended 12/31/09	19.23	0.27	6.44	6.71	(0.31)	—	(0.31)	25.63	34.91	1,500,514	1.27		1.29		1.22		27
Year ended 12/31/08	33.24	0.45	(13.96)	(13.51)	(0.13)	(0.37)	(0.50)	19.23	(40.55)	793,365	1.30		1.31		1.71		44
Year ended 12/31/07	29.16	0.26	3.94	4.20	(0.12)	—	(0.12)	33.24	14.41	745,206	1.31		1.32		0.81		20

(a)	Calculated using the average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $23,376,285 and sold of $8,831,296 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $577,422 and $602,062 for Series I and Series II shares, respectively.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$874.60	$4.82	$1,020.06	$5.19	1.02%

Series II	1,000.00	873.40	6.00	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0523 per share
Foreign Source Income	$0.8758 per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Invesco V.I. Leisure Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VILEI -AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
On May 2, 2011, Ido Cohen became the lead portfolio manager of the Invesco V.I. Leisure Fund. Mr. Cohen is a portfolio manager for Invesco large-cap growth equity strategies and has 14 years of experience in the investment industry. Juan Hartsfield was named co-manager.
     Equity markets were quite volatile during the year ended December 31, 2011, and investors generally favored less economically sensitive sectors. Invesco V.I. Leisure Fund underperformed its broad market benchmark, the S&P 500 Index, as well as its style-specific benchmark, the S&P 500 Consumer Discretionary Index, for the reporting period. Underperformance relative to the Fund’s style-specific index was predominately the result of security selection within the hotels, restaurants and leisure industry, the software industry and the media industry.
     Your Fund’s long-term performance can be found later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.85%

Series II Shares	-4.04

S&P 500 Index▼ (Broad Market Index)	2.09

S&P 500 Consumer Discretionary Index▼ (Style-Specific Index)	6.13

Source(s): ▼Lipper Inc.

How we invest
We focus on companies that profit from consumer spending on leisure activities – products or services purchased with consumers’ discretionary dollars. The Fund emphasizes stocks of cable television, publishing, cruise line, advertising, hotel, casino, electronic game and toy manufacturing, restaurant, retailing and entertainment companies.
     Stock selection is based on a research driven bottom-up investment approach focusing on company fundamentals and growth prospects. Quantitative screens are used to help identify attractive stock candidates within the universe of leisure-related companies. Portfolio candidates are further refined by fundamental analysis performed at the company level, which includes an evaluation of industry dynamics, competitive intensity, and drivers of growth.
     The investment process seeks to identify attractively valued leisure-related companies exhibiting the following characteristics:
■	Attractive revenue growth profile.

■	Strong free cash flow generation.

■	Returns on invested capital in excess of weighted-average cost of capital.

■	Operating in low capital intensity businesses.

■	Management teams that are good stewards of capital.
     We construct the portfolio with the goal of holding from 40 to 75 individual stocks with an average investment horizon of 18 to 24 months. Portfolio weightings are adjusted based on current economic and industry conditions.
     We may reduce or eliminate exposure to a stock when:
■	A company reaches its price target.

■	A more compelling opportunity is identified.

■	A change in fundamentals occurs – either company specific or industry wide.
■	A stock’s technical profile indicates negative underlying information which is further determined to have violated a fundamental investment thesis.

Market conditions and your Fund
Equity markets were highly volatile during 2011 as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and sovereign debt issues in Europe. In the U.S., corporate earnings increased, but often were overshadowed by concerns about high unemployment and a lack of consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, and while the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011, despite a lack of meaningful resolutions to improve the global economy.
     Major domestic equity indexes produced positive returns for the calendar year, and seven out of 10 sectors in the S&P 500 Index posted gains. 1 Less economically sensitive sectors such as utilities, consumer staples and health care had the highest returns. Conversely, financials, materials and industrials were the market laggards and produced losses for the reporting period.
     The Fund’s underperformance relative to the S&P 500 Consumer Discretionary Index was predominately the result of security selection in the hotels, restaurants and leisure industry, the software industry and the media industry. Top individual detractors from Fund performance included Rovi and Starwood Hotels and

Portfolio Composition
By sector

Consumer Discretionary	84.1%

Information Technology	11.0

Consumer Staples	3.6

Financials	0.5

Money Market Funds
Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*

1.	Apple Inc.	4.8%

2.	Home Depot, Inc. (The)	4.6

3.	NIKE, Inc.-Class B	4.5

4.	Comcast Corp.-Class A	4.5

5.	Starbucks Corp.	4.2

6.	Macy’s, Inc.	4.2

7.	DIRECTV-Class A	4.2

8.	Interpublic Group of Cos., Inc. (The)	3.1

9.	CBS Corp.-Class B	2.8

10.	Amazon.com, Inc.	2.8

Top Five Industries

1.	Restaurants	9.7%

2.	Cable & Satellite	8.6

3.	Movies & Entertainment	8.5

4.	Broadcasting	6.3

5.	Footwear	6.1

Total Net Assets	$17.0 million

Total Number of Holdings*	58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Leisure Fund

Resorts. Rovi is a global leader in digital entertainment products and services, while Starwood Hotels and Resorts is a hotel and leisure company with brand names such as St. Regis, Westin and Sheraton. Investors reacted negatively when both companies announced earnings projections for the third quarter and for fiscal year 2011 that would fall short of analysts’ expectations. We continued to hold the stocks at the close of the reporting period.
     The Fund benefited from exposure to industries outside of the consumer discretionary sector; specifically, security selection in the computers and peripherals industry, the beverages industry, and the Internet software and services industry contributed positively to the Fund’s relative performance. Top individual contributors to performance during the reporting period included Starbucks and Hansen Natural. In general, both companies benefited from investor preference for consumer staples stocks given the volatility of the equity market in 2011. In addition, Starbucks acquired Evolution Fresh – known for its premium juice brand Naked Juice, in November, further affirming its interest in consumer packaged goods.
     During the year, we increased our exposure to a number of trends we expect to continue for the foreseeable future. First, we expect income growth in emerging markets to continue to outpace U.S. income growth. As a result, we expect companies levered to both high- and low-end discretionary spending in emerging markets will continue to see more rapid growth than their U.S.- and European-focused peers. Second, we expect the shift toward increased online retail consumption will continue. As a result, we expect online retailers will continue to take share from traditional retailers, and thus see more rapid growth. And third, we expect the shift toward online media consumption will continue, and will take share from more traditional formats.
     We believe the rate of growth of global discretionary spending may lag prior recoveries as U.S. consumer leverage remains above the long-term average and personal savings as a percentage of disposable income will likely remain above recent levels as consumers reduce their leverage. We believe consumer spending at the low-end of the spectrum in the U.S. may also remain constrained given continued high levels of unemployment.
     As always, we thank you for your continued investment in Invesco V.I. Leisure Fund.
1 Source: Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ido Cohen
Portfolio manager, is lead manager of Invesco V.I. Leisure Fund. Mr. Cohen joined Invesco in 2010. He is a cum laude graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Leisure Fund. Mr. Hartsfield joined Invesco in 2004. He earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.

Invesco V.I. Leisure Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 4/30/02
1 Source: Lipper Inc.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (4/30/02)		3.11%

5	Years	-2.55

1	Year	-3.85

Series II Shares

Inception		2.89%

5	Years	-2.76

1	Year	-4.04
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.65% and 1.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Leisure Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser
     Had the adviser not waived fees and/or expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.

Invesco V.I. Leisure Fund

Invesco V.I. Leisure Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Initial Public Offering (IPO) risk. The prices of IPO securities may fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
     Leisure industry risk. The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500 Consumer Discretionary Index is an unmanaged index considered representative of the consumer discretionary market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).”
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
     The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Leisure Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.22%
Advertising–3.84%
Interpublic Group of Cos., Inc. (The)	54,404	$529,351

National CineMedia, Inc.	10,089	125,104

		654,455

Apparel Retail–1.98%
Express, Inc.	8,401	167,516

TJX Cos., Inc.	2,626	169,508

		337,024

Apparel, Accessories & Luxury Goods–3.78%
Michael Kors Holdings Ltd.(b)	9,117	248,438

Prada S.p.A. (Italy)(b)	48,500	218,164

Under Armour, Inc.–Class A(b)	2,470	177,321

		643,923

Auto Parts & Equipment–1.85%
Johnson Controls, Inc.	10,066	314,663

Automobile Manufacturers–2.75%
Ford Motor Co.(b)	15,041	161,841

Honda Motor Co., Ltd. (Japan)	5,293	161,247

Tesla Motors, Inc.(b)(c)	5,118	146,170

		469,258

Automotive Retail–2.44%
AutoZone, Inc.(b)	681	221,304

Group 1 Automotive, Inc.	3,752	194,354

		415,658

Broadcasting–6.25%
CBS Corp.–Class B	17,785	482,685

Scripps Networks Interactive–Class A	9,100	386,022

Sirius XM Radio Inc.(b)	107,319	195,321

		1,064,028

Cable & Satellite–8.62%
Comcast Corp.–Class A	32,084	760,712

DIRECTV–Class A(b)	16,565	708,319

		1,469,031

Casinos & Gaming–3.71%
Las Vegas Sands Corp.(b)	6,264	267,661

Penn National Gaming, Inc.(b)	9,555	363,759

		631,420

Computer Hardware–4.80%
Apple Inc.(b)	2,021	818,505

Consumer Finance–0.49%
EZCORP, Inc.–Class A(b)	3,144	82,907

Department Stores–4.19%
Macy’s, Inc.	22,157	713,012

Distributors–1.25%
Pool Corp.	7,054	212,325

Footwear–6.13%
Deckers Outdoor Corp.(b)	3,706	280,062

NIKE, Inc.–Class B	7,921	763,347

		1,043,409

General Merchandise Stores–1.52%
Dollar Tree, Inc.(b)	1,111	92,335

Target Corp.	3,240	165,953

		258,288

Home Entertainment Software–1.88%
Electronic Arts Inc.(b)	15,533	319,980

Home Improvement Retail–6.08%
Home Depot, Inc. (The)	18,525	778,791

Lowe’s Cos., Inc.	10,087	256,008

		1,034,799

Homebuilding–0.62%
D.R. Horton, Inc.	8,373	105,584

Homefurnishing Retail–2.98%
Bed Bath & Beyond Inc.(b)	4,464	258,778

Mattress Firm Holding Corp.(b)	10,754	249,385

		508,163

Hotels, Resorts & Cruise Lines–3.18%
Hyatt Hotels Corp.–Class A(b)	7,076	266,341

Marriott International Inc.–Class A	4,484	130,798

Starwood Hotels & Resorts Worldwide, Inc.	3,000	143,910

		541,049

Hypermarkets & Super Centers–1.53%
Costco Wholesale Corp.	3,128	260,625

Internet Retail–3.15%
Amazon.com, Inc.(b)	2,713	469,620

Priceline.com Inc.(b)	143	66,883

		536,503

Internet Software & Services–2.86%
Baidu, Inc.–ADR (China)(b)	729	84,907

eBay Inc.(b)	2,684	81,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Leisure Fund

	Shares	Value

Internet Software & Services–(continued)

Google Inc.–Class A(b)	421	$271,924

Yandex NV–Class A (Netherlands)(b)(c)	2,476	48,777

		487,014

Motorcycle Manufacturers–1.60%
Harley-Davidson, Inc.	7,005	272,284

Movies & Entertainment–8.52%
News Corp.–Class A	12,771	227,835

Time Warner Inc.	10,065	363,749

Viacom Inc.–Class A(c)	6,785	361,844

Viacom Inc.–Class B	4,329	196,580

Walt Disney Co. (The)	8,018	300,675

		1,450,683

Packaged Foods & Meats–1.25%
Diamond Foods, Inc.(c)	6,631	213,982

Restaurants–9.72%
Chipotle Mexican Grill, Inc.(b)	1,371	463,041

Domino’s Pizza, Inc.(b)	2,567	87,150

McDonald’s Corp.	2,987	299,686

P.F. Chang’s China Bistro, Inc.	2,957	91,401

Starbucks Corp.	15,509	713,569

		1,654,847

Soft Drinks–0.82%
Hansen Natural Corp.(b)	1,510	139,131

Systems Software–1.43%
Rovi Corp.(b)	9,885	242,973

Total Common Stocks & Other Equity Interests (Cost $14,519,045)		16,895,523

Money Market Funds–0.84%
Liquid Assets Portfolio–Institutional Class(d)	71,339	71,339

Premier Portfolio–Institutional Class(d)	71,339	71,339

Total Money Market Funds (Cost $142,678)		142,678

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.06% (Cost $14,661,723)		17,038,201

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.02%
Liquid Assets Portfolio–Institutional Class (Cost $344,030)(d)(e)	344,030	344,030

TOTAL INVESTMENTS–102.08% (Cost $15,005,753)		17,382,231

OTHER ASSETS LESS LIABILITIES–(2.08)%		(353,365)

NET ASSETS–100.00%		$17,028,866

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2011.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Leisure Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $14,519,045)*	$16,895,523

Investments in affiliated money market funds, at value and cost	486,708

Total investments, at value (Cost $15,005,753)	17,382,231

Receivable for:
Investments sold	207,644

Dividends	21,179

Investment for trustee deferred compensation and retirement plans	15,005

Total assets	17,626,059

Liabilities:
Payable for:
Investments purchased	167,067

Fund shares reacquired	17,227

Collateral upon return of securities loaned	344,030

Accrued fees to affiliates	17,643

Accrued other operating expenses	32,787

Trustee deferred compensation and retirement plans	18,439

Total liabilities	597,193

Net assets applicable to shares outstanding	$17,028,866

Net assets consist of:
Shares of beneficial interest	$16,797,777

Undistributed net investment income	(156)

Undistributed net realized gain (loss)	(2,145,244)

Unrealized appreciation	2,376,489

$17,028,866

Net Assets:
Series I	$16,701,147

Series II	$327,719

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,197,332

Series II	43,250

Series I:
Net asset value per share	$7.60

Series II:
Net asset value per share	$7.58

*	At December 31, 2011, securities with an aggregate value of $340,539 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $403)	$205,334

Dividends from affiliated money market funds (includes securities lending income of $10,247)	10,526

Total investment income	215,860

Expenses:
Advisory fees	144,463

Administrative services fees	98,099

Custodian fees	8,028

Distribution fees — Series II	655

Transfer agent fees	3,053

Trustees’ and officers’ fees and benefits	18,008

Professional services fees	32,328

Other	16,507

Total expenses	321,141

Less: Fees waived	(126,010)

Net expenses	195,131

Net investment income	20,729

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $85,725)	1,945,302

Foreign currencies	(55)

1,945,247

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,646,202)

Foreign currencies	109

(2,646,093)

Net realized and unrealized gain (loss)	(700,846)

Net increase (decrease) in net assets resulting from operations	$(680,117)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Leisure Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$20,729	$82,921

Net realized gain	1,945,247	1,755,492

Change in net unrealized appreciation (depreciation)	(2,646,093)	2,139,829

Net increase (decrease) in net assets resulting from operations	(680,117)	3,978,242

Distributions to shareholders from net investment income:
Series I	(74,798)	(104,603)

Series II	(1,157)	(460)

Total distributions from net investment income	(75,955)	(105,063)

Share transactions–net:
Series I	(3,335,030)	(3,420,143)

Series II	202,301	122,973

Net increase (decrease) in net assets resulting from share transactions	(3,132,729)	(3,297,170)

Net increase (decrease) in net assets	(3,888,801)	576,009

Net assets:
Beginning of year	20,917,667	20,341,658

End of year (includes undistributed net investment income of ($156) and $55,122, respectively)	$17,028,866	$20,917,667

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Leisure Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Leisure Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. Leisure Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Leisure Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $126,010.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $48,099 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Leisure Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$17,002,820	$379,411	$—	$17,382,231

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $30,467 and securities sales of $392,619, which resulted in net realized gains of $85,725.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,144 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$75,955	$105,063

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$18,281

Net unrealized appreciation — investments	2,374,536

Net unrealized appreciation — other investments	11

Temporary book/tax differences	(18,437)

Capital loss carryforward	(2,143,302)

Shares of beneficial interest	16,797,777

Total net assets	$17,028,866

Invesco V.I. Leisure Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,926,808 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$2,143,302	$—	$2,143,302

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $13,438,203 and $16,734,302, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,949,728

Aggregate unrealized (depreciation) of investment securities	(575,192)

Net unrealized appreciation of investment securities	$2,374,536

Cost of investments for tax purposes is $15,007,695.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2011, undistributed net investment income was decreased by $52 and undistributed net realized gain (loss) was increased by $52. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	7,213	$57,118	28,641	$201,622

Series II	33,680	270,258	28,815	204,872

Issued as reinvestment of dividends:
Series I	10,260	74,798	14,816	104,602

Series II	155	1,127	65	460

Reacquired:
Series I	(436,760)	(3,466,946)	(531,332)	(3,726,367)

Series II	(8,996)	(69,084)	(11,814)	(82,359)

Net increase (decrease) in share activity	(394,448)	$(3,132,729)	(470,809)	$(3,297,170)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 97% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Leisure Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset	Net		securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/11	$7.94	$0.01	(c)	$(0.32)	$(0.31)	$(0.03)	$—	$(0.03)	$7.60	(3.85)%	$16,701	1.01	%(d)	1.66	%(d)	0.11	%(d)	70%
Year ended 12/31/10	6.55	0.03	(c)	1.40	1.43	(0.04)	—	(0.04)	7.94	21.88	20,772	1.01		1.65		0.41		59
Year ended 12/31/09	5.02	0.04	(c)	1.60	1.64	(0.11)	—	(0.11)	6.55	32.78	20,333	1.01		1.74		0.69		61
Year ended 12/31/08	12.67	0.12	(c)	(5.67)	(5.55)	(0.12)	(1.98)	(2.10)	5.02	(43.04)	18,003	1.01		1.44		1.15		7
Year ended 12/31/07	13.82	0.09		(0.15)	(0.06)	(0.24)	(0.85)	(1.09)	12.67	(0.79)	42,593	1.01		1.28		0.50		15

Series II
Year ended 12/31/11	7.93	(0.01	)(c)	(0.31)	(0.32)	(0.03)	—	(0.03)	7.58	(4.04)	328	1.26	(d)	1.91	(d)	(0.14	)(d)	70
Year ended 12/31/10	6.55	0.01	(c)	1.41	1.42	(0.04)	—	(0.04)	7.93	21.70	146	1.26		1.90		0.16		59
Year ended 12/31/09	5.02	0.02	(c)	1.61	1.63	(0.10)	—	(0.10)	6.55	32.47	9	1.26		1.99		0.44		61
Year ended 12/31/08	12.63	0.09	(c)	(5.64)	(5.55)	(0.08)	(1.98)	(2.06)	5.02	(43.17)	6	1.26		1.69		0.90		7
Year ended 12/31/07	13.78	0.05		(0.15)	(0.10)	(0.20)	(0.85)	(1.05)	12.63	(1.13)	9	1.26		1.53		0.25		15

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $19,000 and $262 for Series I and Series II shares, respectively.

NOTE 12—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Capital Growth Fund (the “Acquiring Fund”).
  The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

Invesco V.I. Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Leisure Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$900.20	$4.85	$1,020.10	$5.15	1.01%

Series II	1,000.00	899.50	6.04	1,018.84	6.42	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Leisure Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Leisure Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Leisure Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Leisure Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Leisure Fund

Invesco V.I. Mid Cap Core Equity Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIMCCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Invesco V.I. Mid Cap Core Equity Fund delivered negative returns for the year ended December 31, 2011, trailing the broad U.S. stock market, as measured by the S&P 500 Index, and the Fund’s style-specific benchmark, the Russell Midcap Index. The Fund benefited from holdings in the health care and utilities sectors, while holdings in the energy and industrials sectors detracted from results. The Fund’s underweight exposure to the consumer staples and utilities sectors was the largest detractor from results versus the style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-6.38%

Series II Shares	-6.50

S&P 500 Index▼ (Broad Market Index)	2.09

Russell Midcap Index▼ (Style-Specific Index)	-1.55

Lipper VUF Mid-Cap Core Funds Index▼ (Peer Group Index)	-3.51

Source: ▼ Lipper Inc.

How we invest
We seek to provide returns in excess of those provided by passive benchmarks, across a full market cycle, which we define as market trough to market trough, or market peak to market peak. In order to potentially realize these returns, we believe that investors need to be given a reason to stick with the Fund for long periods of time. As Fund managers, we believe the best way we can encourage this is by delivering a smoother, or less volatile, investor experience, particularly in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity and a measure of downside protection during more turbulent, down-trending equity markets. We seek to manage your Fund using a conservative approach to mid-cap investing, keeping in mind that securities of mid-sized companies may be more volatile than securities of large-sized companies. As part of a well-diversified asset allocation strategy, the Fund may complement more aggressive or cyclical investment strategies.
     The Fund’s portfolio is comprised of what we call “core” stocks. A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.
     In order to build a portfolio of core stocks, we conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, when we have not seen a demonstrable improvement in fundamentals or when a more compelling investments opportunity exists.

Market conditions and your Fund
The year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. Thereafter, volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. Corporate earnings were largely positive, but often overshadowed by investor concerns about continuing high unemployment, weak consumer spending and soft housing data. At the same time, the sovereign debt crisis intensified in the eurozone and growth in developed economies slowed, weighing on investor sentiment and prompting fears of a global recession. Despite signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     In this environment, major U.S. equity indexes delivered somewhat flat results for the year. The S&P 500 Index was up slightly for the year, but the Nasdaq Composite Index declined slightly. These tepid results masked a great deal of volatility in 2011, and we were active managers

Portfolio Composition
By sector

Industrials	18.3%

Information Technology	17.3

Health Care	11.3

Energy	9.8

Financials	8.7

Consumer Discretionary	6.4

Consumer Staples	4.3

Materials	3.7

Telecommunication Services	0.7

Utilities	0.5

Money Market Fund Plus Other Assets Less Liabilities	19.0

Top 10 Equity Holdings*

1.	Symantec Corp.	2.5%

2.	Adobe Systems Inc.	2.0

3.	Weatherford International Ltd.	1.9

4.	Safeway Inc.	1.9

5.	Linear Technology Corp.	1.9

6.	Southwestern Energy Co.	1.8

7.	Hologic, Inc.	1.8

8.	Molson Coors Brewing Co.-Class B	1.8

9.	Aetna Inc.	1.7

10.	Kirby Corp.	1.5

Top Five Industries

1. Oil & Gas Equipment & Services	4.9%

2. Aerospace & Defense	4.3

3. Oil & Gas Exploration & Production	3.8

4. Industrial Machinery	3.8

5. Systems Software	3.7

Total Net Assets	$387.3 million

Total Number of Holdings*	85
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Mid Cap Core Equity Fund

throughout – taking profits into the market’s strength in the first half of the year and using weakness in the third quarter to invest in attractively valued, core stocks.
     One area of strength in which we reduced our position was Motorola Mobility, the largest contributor to Fund results for the year. The company, a spin-off from parent company Motorola Solutions, is focused primarily on the handset and home DVR and cable equipment businesses. We also held Motorola Solutions during the reporting period but sold our position in the stock before the close of the reporting period. In August, Google (not a Fund holding at the close of the reporting period) announced plans to acquire Motorola Mobility at a premium for $12.5 billion in cash, or $40 per share.1
     Another strong contributor to Fund performance for the year was Aetna, one of the largest managed health care providers in the U.S. The company has been a good investment for the Fund. We originally purchased Aetna in early 2010. The managed health care industry had been under pressure for quite some time due to health care reform concerns and weak margins. Also, historically high unemployment has resulted in shrinking enrollment and utilization and a less favorable membership mix within plans. Our view at the time of our purchase was that the company was under-earning but was taking steps to improve its pricing, which would improve its margins over time. In 2011, the company’s earnings improved considerably, largely driven by an improvement in margins. We reduced some of our exposure during the reporting period on relative strength, but at the end of the year, it remained one of the Fund’s top holdings.
     Some of the Fund’s largest detractors during the year were in the energy sector. These detractors included Cal Dive International and Weatherford International.
     Cal Dive International, a provider of underwater services to offshore oil and natural gas firms, reported weak earnings and utilization, citing a lack of new drilling in the Gulf of Mexico due to slow permitting activity following a 2010 oil spill. We sold our position in Cal Dive International before the close of the reporting period.
     Oil services firm Weatherford International was a new investment for us in 2011. The company faced a number of headline issues early in the year that negatively affected the stock. These issues included a restatement of the company’s financial results due to improper income tax reporting. The company faced additional pressures (as did some of its peers) through the summer due to fears of a global economic recession and its potential impact on energy demand. We believe the company has room to improve its margins and that oil equipment and service firms will continue to benefit from increased capital expenditures and the need for more sophisticated extraction technologies. We were active investors in the company throughout the year as the stock’s valuation became increasingly attractive.
     The largest individual detractor from Fund results was Foster Wheeler, a global construction and engineering firm that specializes in project engineering, procurement, construction and maintenance services primarily related to the oil and gas industry. The company is a traditional “late cycle” business that has lagged other commodity-related cyclical companies in recent years. We invested in the company during the market pull-back over the summer. We believed the company’s contract backlog had reached a low point, and that global infrastructure spending is likely to accelerate in the coming years. The company is geographically diversified across developed and emerging markets and, in our view, may benefit from exposure to these markets.
     Over the year, our cash weighting fluctuated as market choppiness allowed us to buy on weakness and sell into strength. Markets rallied in the first half of the reporting period, providing us with opportunities to take profits; however, as market volatility increased over the summer, we purchased quality companies that are leveraged to growth markets around the world. During the year, we increased our exposure to the information technology, consumer discretionary and energy sectors, and we reduced our exposure to the health care, financials and materials sectors. As a result of our buys and sells, our cash position increased slightly compared to the prior year-end, and it stood at approximately 19% of total net assets at the end of the reporting period.
     Maintaining a conservative approach is an enduring part of our investment strategy. Amid the market’s volatility, we sought judicious long-term investments for the Fund. At the end of the year, the Fund was positioned with more or less a “barbell” approach, balancing our more cyclical holdings in energy, industrials and information technology with cash and health care holdings, which typically tend to be more defensive.
     Regardless of market conditions, our goal remains the same: to provide upside participation with a measure of downside protection, so that over a full market cycle we may deliver strong investment results with reduced risk relative to the Fund’s style-specific benchmark.
     As always, we would like to thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.
1 Source: Google
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a B.S. in business administration and an M.B.A. from the University of Missouri.
Douglas Asiello
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2001. Mr. Asiello graduated summa cum laude with Phi Beta Kappa honors from Vanderbilt University, where he earned a B.A. in international relations and Spanish. He earned an M.B.A. with a concentration in finance from The Wharton School at the University of Pennsylvania. He also earned an M.A. in international management from the Joseph H. Lauder Institute of Management and International Studies.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. Mr. Nelson joined Invesco in 2004. He earned a B.A. from the University of California-Santa Barbara.

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (9/10/01)	5.89%

10 Years	5.32

5 Years	1.73

1 Year	-6.38

Series II Shares

Inception (9/10/01)	5.64%

10 Years	5.09

5 Years	1.49

1 Year	-6.50
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
     Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
     The Dow Jones Industrial Average is a price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange.
     The Nasdaq Composite Index (price-only) is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap stocks.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks–81.01%
Aerospace & Defense–4.30%
Alliant Techsystems Inc.	62,631	$3,579,988

Exelis Inc.	429,815	3,889,826

ITT Corp.	128,006	2,474,356

Moog Inc.–Class A(b)	78,143	3,432,822

Xylem, Inc.	127,752	3,281,949

		16,658,941

Air Freight & Logistics–0.80%
Expeditors International of Washington, Inc.	75,261	3,082,691

Apparel Retail–1.22%
Citi Trends Inc.(b)	145,654	1,278,842

Guess?, Inc.	115,272	3,437,411

		4,716,253

Apparel, Accessories & Luxury Goods–0.21%
Michael Kors Holdings Ltd.(b)	30,494	830,962

Application Software–1.97%
Adobe Systems Inc.(b)	270,539	7,648,138

Asset Management & Custody Banks–1.94%
Legg Mason, Inc.	126,816	3,049,925

Northern Trust Corp.	112,569	4,464,486

		7,514,411

Auto Parts & Equipment–0.98%
Tenneco Inc.(b)	127,364	3,792,900

Biotechnology–0.54%
Biogen Idec Inc.(b)	18,850	2,074,442

Brewers–1.78%
Molson Coors Brewing Co.–Class B	157,910	6,875,401

Communications Equipment–3.29%
Juniper Networks, Inc.(b)	209,205	4,269,874

Motorola Mobility Holdings Inc.(b)	103,804	4,027,595

Research In Motion Ltd. (Canada)(b)	168,895	2,448,977

Tellabs, Inc.	498,168	2,012,599

		12,759,045

Computer & Electronics Retail–1.05%
GameStop Corp.–Class A(b)	167,935	4,052,272

Computer Storage & Peripherals–0.54%
NetApp, Inc.(b)	45,332	1,644,192

SMART Technologies Inc.–Class A (Canada)(b)	124,683	460,080

		2,104,272

Construction & Engineering–2.63%
Chicago Bridge & Iron Co. N.V.–New York Shares (Netherlands)	133,006	5,027,627

Foster Wheeler AG (Switzerland)(b)	269,120	5,150,957

		10,178,584

Construction & Farm Machinery & Heavy Trucks–1.17%
Terex Corp.(b)	336,381	4,544,507

Construction Materials–0.90%
CRH PLC (Ireland)	175,244	3,483,929

Consumer Electronics–0.53%
Garmin Ltd. (Switzerland)	51,206	2,038,511

Data Processing & Outsourced Services–0.86%
Western Union Co.	181,683	3,317,532

Department Stores–1.02%
Macy’s, Inc.	122,861	3,953,667

Electric Utilities–0.51%
Edison International	47,596	1,970,474

Electrical Components & Equipment–2.32%
Cooper Industries PLC (Ireland)	79,618	4,311,315

Thomas & Betts Corp.(b)	85,556	4,671,357

		8,982,672

Electronic Components–2.27%
Amphenol Corp.–Class A	119,389	5,419,067

Dolby Laboratories Inc.–Class A(b)	110,380	3,367,694

		8,786,761

Electronic Equipment & Instruments–0.40%
Checkpoint Systems, Inc.(b)	142,826	1,562,516

Electronic Manufacturing Services–0.79%
Molex Inc.	128,999	3,077,916

Environmental & Facilities Services–1.17%
Republic Services, Inc.	165,020	4,546,301

Food Retail–1.90%
Safeway Inc.	350,538	7,375,320

Health Care Equipment–2.80%
Boston Scientific Corp.(b)	485,379	2,591,924

Hologic, Inc.(b)	398,795	6,982,900

Olympus Corp. (Japan)	97,900	1,287,689

		10,862,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value

Health Care Facilities–1.22%
Rhoen-Klinikum AG (Germany)	110,662	$2,108,343

VCA Antech, Inc.(b)	131,480	2,596,730

		4,705,073

Health Care Services–2.39%
DaVita, Inc.(b)	28,511	2,161,419

Laboratory Corp. of America Holdings(b)	36,264	3,117,616

Quest Diagnostics Inc.	68,385	3,970,433

		9,249,468

Industrial Conglomerates–0.57%
Tyco International Ltd.	47,106	2,200,321

Industrial Machinery–3.76%
IDEX Corp.	7,928	294,208

Ingersoll-Rand PLC (Ireland)	157,861	4,810,025

Parker Hannifin Corp.	60,296	4,597,570

SPX Corp.	80,437	4,847,938

		14,549,741

Insurance Brokers–1.19%
Marsh & McLennan Cos., Inc.	145,297	4,594,291

Investment Banking & Brokerage–0.71%
Charles Schwab Corp. (The)	243,884	2,746,134

Leisure Products–0.39%
Hasbro, Inc.	47,704	1,521,281

Life & Health Insurance–1.14%
Torchmark Corp.	102,154	4,432,462

Life Sciences Tools & Services–2.28%
Agilent Technologies, Inc.(b)	142,803	4,988,109

Waters Corp.(b)	51,739	3,831,273

		8,819,382

Managed Health Care–1.72%
Aetna Inc.	158,161	6,672,813

Marine–1.52%
Kirby Corp.(b)	89,512	5,893,470

Multi-Sector Holdings–0.37%
PICO Holdings, Inc.(b)	69,441	1,429,096

Oil & Gas Drilling–0.62%
Transocean Ltd.	62,636	2,404,596

Oil & Gas Equipment & Services–4.95%
Cameron International Corp.(b)	116,354	5,723,453

Dresser-Rand Group, Inc.(b)	82,674	4,126,259

ShawCor Ltd. (Canada)	65,431	1,854,778

Weatherford International Ltd.(b)	509,144	7,453,868

		19,158,358

Oil & Gas Exploration & Production–3.76%
Cimarex Energy Co.	38,348	2,373,741

Newfield Exploration Co.(b)	134,176	5,062,461

Southwestern Energy Co.(b)	222,845	7,117,669

		14,553,871

Oil & Gas Refining & Marketing–0.48%
Valero Energy Corp.	88,288	1,858,462

Personal Products–0.62%
Avon Products, Inc.	137,269	2,398,089

Pharmaceuticals–0.39%
Hospira, Inc.(b)	49,112	1,491,531

Property & Casualty Insurance–1.48%
Progressive Corp. (The)	293,274	5,721,776

Restaurants–1.03%
Darden Restaurants, Inc.	87,582	3,991,988

Semiconductors–3.44%
Linear Technology Corp.	241,126	7,241,014

Microchip Technology Inc.	75,218	2,755,235

Xilinx, Inc.	103,602	3,321,480

		13,317,729

Specialized Finance–0.74%
Moody’s Corp.	85,062	2,864,888

Specialty Chemicals–2.32%
International Flavors & Fragrances Inc.	89,648	4,699,348

Sigma-Aldrich Corp.	68,839	4,299,684

		8,999,032

Steel–0.44%
Allegheny Technologies, Inc.	35,974	1,719,557

Systems Software–3.71%
CA, Inc.	228,504	4,619,208

Symantec Corp.(b)	623,130	9,751,985

		14,371,193

Thrifts & Mortgage Finance–1.12%
People’s United Financial Inc.	338,579	4,350,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value

Trucking–0.11%
Con-way Inc.	14,557	$424,482

Wireless Telecommunication Services–0.65%
MetroPCS Communications, Inc.(b)	289,931	2,516,601

Total Common Stocks (Cost $282,442,662)		313,747,356

Money Market Funds–20.24%
Liquid Assets Portfolio–Institutional Class(c)	39,197,101	39,197,101

Premier Portfolio–Institutional Class(c)	39,197,100	39,197,100

Total Money Market Funds (Cost $78,394,201)		78,394,201

TOTAL INVESTMENTS–101.25% (Cost $360,836,863)		392,141,557

OTHER ASSETS LESS LIABILITIES–(1.25)%		(4,843,552)

NET ASSETS–100.00%		$387,298,005

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $282,442,662)	$313,747,356

Investments in affiliated money market funds, at value and cost	78,394,201

Total investments, at value (Cost $360,836,863)	392,141,557

Receivable for:
Investments sold	58,019

Fund shares sold	952,143

Dividends	345,496

Investment for trustee deferred compensation and retirement plans	27,584

Total assets	393,524,799

Liabilities:
Payable for:
Investments purchased	5,384,985

Fund shares reacquired	466,142

Accrued fees to affiliates	274,912

Accrued other operating expenses	12,530

Trustee deferred compensation and retirement plans	88,225

Total liabilities	6,226,794

Net assets applicable to shares outstanding	$387,298,005

Net assets consist of:
Shares of beneficial interest	$355,313,593

Undistributed net investment income	103,625

Undistributed net realized gain	576,282

Unrealized appreciation	31,304,505

$387,298,005

Net Assets:
Series I	$322,102,473

Series II	$65,195,532

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	27,853,344

Series II	5,685,658

Series I:
Net asset value per share	$11.56

Series II:
Net asset value per share	$11.47

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $26,707)	$4,714,782

Dividends from affiliated money market funds (includes securities lending income of $11,715)	79,314

Total investment income	4,794,096

Expenses:
Advisory fees	3,202,658

Administrative services fees	1,224,573

Custodian fees	12,581

Distribution fees — Series II	160,829

Transfer agent fees	21,973

Trustees’ and officers’ fees and benefits	36,700

Other	38,351

Total expenses	4,697,665

Less: Fees waived	(96,968)

Net expenses	4,600,697

Net investment income	193,399

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $114,930)	34,270,404

Foreign currencies	(7,232)

Option contracts written	21,601

34,284,773

Change in net unrealized appreciation (depreciation) of:
Investment securities	(61,222,154)

Foreign currencies	39

(61,222,115)

Net realized and unrealized gain (loss)	(26,937,342)

Net increase (decrease) in net assets resulting from operations	$(26,743,943)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$193,399	$1,149,522

Net realized gain	34,284,773	41,205,337

Change in net unrealized appreciation (depreciation)	(61,222,115)	18,415,260

Net increase (decrease) in net assets resulting from operations	(26,743,943)	60,770,119

Distributions to shareholders from net investment income:
Series I	(1,052,469)	(2,274,130)

Series II	(54,708)	(186,084)

Total distributions from net investment income	(1,107,177)	(2,460,214)

Share transactions–net:
Series I	(66,537,862)	(71,565,903)

Series II	8,287,414	(1,706,198)

Net increase (decrease) in net assets resulting from share transactions	(58,250,448)	(73,272,101)

Net increase (decrease) in net assets	(86,101,568)	(14,962,196)

Net assets:
Beginning of year	473,399,573	488,361,769

End of year (includes undistributed net investment income of $103,625 and $1,024,635, respectively)	$387,298,005	$473,399,573

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Mid Cap Core Equity Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Mid Cap Core Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
M.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option,

Invesco V.I. Mid Cap Core Equity Fund

purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $96,968.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $111,601 for accounting and fund administrative services and reimbursed $1,112,972 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Mid Cap Core Equity Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$392,141,557	$—	$—	$392,141,557

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Options

Realized Gain
Equity risk	$21,601

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	786	21,601

Expired	(786)	(21,601)

End of period	0	$0

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $3,129,311 and securities sales of $508,551, which resulted in net realized gains of $114,930.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,707 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the

Invesco V.I. Mid Cap Core Equity Fund

custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,107,177	$2,460,214

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$190,969

Undistributed long-term gain	3,215,961

Net unrealized appreciation — investments	28,665,015

Net unrealized appreciation (depreciation) — other investments	(189)

Temporary book/tax differences	(87,344)

Shares of beneficial interest	355,313,593

Total net assets	$387,298,005

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $30,475,922 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $218,368,941 and $298,216,720, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$45,524,815

Aggregate unrealized (depreciation) of investment securities	(16,859,800)

Net unrealized appreciation of investment securities	$28,665,015

Cost of investments for tax purposes is $363,476,542.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2011, undistributed net investment income was decreased by $7,232 and undistributed net realized gain was increased by $7,232. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	2,474,245	$30,771,619	1,854,251	$21,138,305

Series II	3,309,461	40,140,590	2,043,008	22,984,219

Issued as reinvestment of dividends:
Series I	98,178	1,052,469	201,607	2,274,130

Series II	5,142	54,708	16,630	186,084

Reacquired:
Series I	(7,967,805)	(98,361,950)	(8,395,150)	(94,978,338)

Series II	(2,643,335)	(31,907,884)	(2,228,501)	(24,876,501)

Net increase (decrease) in share activity	(4,724,114)	$(58,250,448)	(6,508,155)	$(73,272,101)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset	Net		securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/11	$12.39	$0.01	(c)	$(0.80)	$(0.79)	$(0.04)	$—	$(0.04)	$11.56	(6.38)%	$322,102	1.01	%(d)	1.03	%(d)	0.08	%(d)	57%
Year ended 12/31/10	10.92	0.03	(c)	1.50	1.53	(0.06)	—	(0.06)	12.39	14.11	411,812	1.01		1.03		0.27		61
Year ended 12/31/09	8.59	0.06	(c)	2.53	2.59	(0.13)	(0.13)	(0.26)	10.92	30.21	432,233	1.02		1.04		0.60		41
Year ended 12/31/08	14.57	0.14	(c)	(4.33)	(4.19)	(0.22)	(1.57)	(1.79)	8.59	(28.52)	352,788	1.01		1.04		1.05		62
Year ended 12/31/07	13.52	0.19		1.11	1.30	(0.04)	(0.21)	(0.25)	14.57	9.55	585,608	1.00		1.01		1.23		62

Series II
Year ended 12/31/11	12.28	(0.02	)(c)	(0.78)	(0.80)	(0.01)	—	(0.01)	11.47	(6.50)	65,196	1.26	(d)	1.28	(d)	(0.17	)(d)	57
Year ended 12/31/10	10.83	0.00	(c)	1.49	1.49	(0.04)	—	(0.04)	12.28	13.78	61,587	1.26		1.28		0.02		61
Year ended 12/31/09	8.52	0.03	(c)	2.51	2.54	(0.10)	(0.13)	(0.23)	10.83	29.85	56,129	1.27		1.29		0.35		41
Year ended 12/31/08	14.45	0.10	(c)	(4.28)	(4.18)	(0.18)	(1.57)	(1.75)	8.52	(28.68)	48,489	1.26		1.29		0.80		62
Year ended 12/31/07	13.42	0.13		1.12	1.25	(0.01)	(0.21)	(0.22)	14.45	9.29	79,079	1.25		1.26		0.98		62

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $377,414 and $64,332 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$880.10	$4.83	$1,020.06	$5.19	1.02%

Series II	1,000.00	879.10	6.02	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIMKT-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion

Fund information
This annual report on the performance of Invesco V.I. Money Market Fund covers the fiscal year ended December 31, 2011.
     As of December 31, 2011, the Fund had 47 holdings and its net assets totaled $199.5 million. As of the same date, the Fund’s weighted average maturity was 19.87 days and the Fund’s weighted average life was 28.38 days.
Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
     Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

How we invest
The Fund invests only in high-quality U.S. dollar-denominated short-term fixed-income obligations. During the year covered by this report, as always, your Fund focused on three objectives:
■ Safety of principal
■ Liquidity
■ The highest possible yield consistent with safety of principal

Market conditions and your Fund
The period covered by this report was characterized by continued economic uncertainty and increased market volatility, into which the European debt crisis figured prominently.
     The crisis, which began in Greece and ultimately spread to the region’s third-largest economy, Italy, threatened the liquidity of European banks and the viability of the euro as the region’s common currency. European leaders worked diligently for the past two years to strengthen their national economies, increase fiscal discipline among European Union member governments and stabilize the European banking system.
     In 2010, European leaders created the European Financial Stability Facility in an effort to preserve financial stability in Europe by providing loans to member governments facing financial difficulties. In October 2011, they agreed to additional measures to recapitalize European banks, to better ensure they have adequate financial resources to weather possible future financial turmoil. In December 2011, European leaders concluded an intergovernmental agreement to increase coordination of fiscal policy. These initiatives were complemented by the European Central Bank which, in a series of efforts coordinated with other central banks in Europe, Asia and the U.S., sought to ensure U.S. dollar liquidity to European banks. As the situation in Europe continued to unfold, U.S. money market funds pared back their exposure to European financial institutions, reducing their exposure from 53.0% in May 2011 to 34.5% in December.1
     Increasingly over the reporting period, it appeared that U.S. economic growth struggled to gain a solid footing. Gross domestic product, the broadest measure of overall U.S. economic activity, grew only modestly in 2011, with annualized rates of 2.0% or less in the first three quarters of 2011.2 So while the economy expanded, it did so at a rate slower than is necessary to significantly reduce unemployment, which remained elevated at around 9.0% for most of the reporting period.3
     Against this backdrop, the U.S. Federal Reserve (the Fed) maintained its accommodative monetary policy. The Fed maintained its target policy rate in a range of between zero and 0.25%, committing in its August 9 statement to keep its target policy rate at these ultra-low levels at least through mid-2013.4 The Fed subsequently announced “Operation Twist,” which aimed to lower long-term interest rates in order to boost borrowing by extending the average maturity of portfolio holdings on the Fed’s balance sheet. For money market funds, this could translate into a slight pickup in supply of short term paper, with a minimal impact on yields. More broadly, however, with no change to monetary policy, money market funds continued to operate in an ultra-low interest rate environment.
     Over the course of the year covered by this report, yields on short-term Treasury bills declined. The yield on three-month Treasury notes fell from 0.12% on

December 31, 2010, to 0.01% on December 30, 2011.5 Since reaching an all-time low of 0.25% in June,5 the three-month Libor6 more than doubled to 0.58% on December 30, 2011, revisiting highs last seen in June 2010, when the European debt crisis first emerged.5
     In this evolving and challenging environment for money market funds, Invesco Global Cash Management remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield.
     Thank you for investing with us.
1	Source: Investment Company Institute

2	Source: Bureau of Economic Analysis

3	Source: Bureau of Labor Statistics

4	Source: U.S. Federal Reserve

5	Source: Bloomberg LP

6	Libor is the world’s most widely followed benchmark for short-term interest rates. Fixed daily, the Libor is the interest rate at which banks in the London interbank market can borrow overnight funds from one another. It serves as a base when determining interest rates for corporations and other large borrowers.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Team managed by Invesco Advisers, Inc.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

Invesco V.I. Money Market Fund

Invesco V.I. Money Market Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
■ Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■ Unless otherwise noted, all data provided by Invesco.
■ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Counterparty risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
     Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Industry focus risk. To the extent a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
     Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
     Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.
     Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.
     U.S. government obligations risk.
The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
     Variable-rate demand notes risk.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Portfolio Composition by Maturity
In days, as of 12/31/11

1-7	46.6%

8-30	34.2

31-60	14.9

61-90	2.0

91-180	2.3
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.
Invesco V.I. Money Market Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Money Market Fund

Schedule of Investments

December 31, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Commercial Paper–64.64%(a)
Asset-Backed Securities–Commercial Loans/Leases–2.50%
Atlantis One Funding Corp.(b)(c)	0.30%	01/03/12	$5,000	$4,999,917

Asset-Backed Securities–Consumer Receivables–9.53%
Bryant Park Funding LLC	0.17%	01/20/12	5,000	4,999,551

Old Line Funding, LLC(b)	0.22%	01/03/12	4,919	4,918,940

Old Line Funding, LLC(b)	0.22%	02/01/12	3,069	3,068,419

Sheffield Receivables Corp.(b)	0.32%	01/13/12	6,025	6,024,357

				19,011,267

Asset-Backed Securities–Fully Supported Bank–12.38%
Fairway Finance Co., LLC (CEP–Bank of Montreal)(c)	0.18%	02/24/12	9,500	9,497,435

Gotham Funding Corp. (CEP–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)(c)	0.18%	01/03/12	2,500	2,499,975

Govco LLC (CEP–Citibank, N.A.)	0.15%	01/23/12	8,200	8,199,248

Victory Receivables Corp. (CEP–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)(c)	0.35%	01/12/12	4,500	4,499,519

				24,696,177

Asset-Backed Securities–Multi-Purpose–22.04%
CAFCO, LLC	0.24%	01/04/12	5,000	4,999,900

Chariot Funding, LLC/Ltd.	0.16%	02/14/12	3,000	2,999,413

Chariot Funding, LLC/Ltd.	0.18%	02/16/12	6,200	6,198,574

CRC Funding LLC	0.24%	01/04/12	4,000	3,999,920

CRC Funding LLC	0.14%	01/17/12	5,500	5,499,658

Jupiter Securitization Corp.	0.20%	01/05/12	5,000	4,999,889

Jupiter Securitization Corp.	0.22%	03/15/12	4,000	3,998,191

Nieuw Amsterdam Receivables Corp.(b)(c)	0.20%	01/03/12	5,000	4,999,944

Regency Markets No. 1, LLC(b)(c)	0.27%	01/12/12	6,284	6,283,482

				43,978,971

Asset-Backed Securities–Securities–2.50%
Solitaire Funding Ltd./LLC(b)(c)	0.38%	01/13/12	5,000	4,999,367

Asset-Backed Securities–Trade Receivables–4.79%
Market Street Funding LLC(b)	0.16%	02/13/12	5,000	4,999,044

Market Street Funding LLC(b)	0.25%	04/02/12	4,571	4,568,080

				9,567,124

Diversified Banks–3.76%
National Australia Funding Delaware Inc.(b)(c)	0.25%	01/23/12	7,500	7,498,862

Diversified Metals & Mining–4.38%
BHP Biliton Finance USA Ltd.(b)(c)	0.13%	01/24/12	8,750	8,749,273

Life & Health Insurance–2.76%
MetLife Short Term Funding LLC(b)	0.16%	01/20/12	5,500	5,499,536

Total Commercial Paper (Cost $129,000,494)				129,000,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Demand Notes–14.92%(d)
Credit Enhanced–14.92%
Atlanticare Health Services, Inc.; Series 2003, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(e)	0.22%	10/01/33	$4,740	$4,740,000

Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(e)	0.22%	12/01/28	4,800	4,800,000

Collier (County of), Florida Industrial Development Authority (Allete, Inc.); Series 2006, Ref. VRD IDR (LOC–Wells Fargo Bank, N.A.)(e)	0.14%	10/01/25	1,000	1,000,000

Connecticut (State of) Development Authority (Northeast Foods, Inc.); Series 1998, VRD IDR (LOC–Bank of America, N.A.)(b)(e)	0.59%	06/01/13	725	725,000

Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, VRD Hospital Facilities RB (LOC–PNC Bank, N.A.)(e)	0.10%	05/15/17	600	600,000

M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(e)	0.30%	01/01/33	2,200	2,200,000

Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(e)	0.17%	03/01/39	3,400	3,400,000

Massachusetts (State of) Development Finance Agency (Salema Family Limited Partnership); Series 1999 A, VRD IDR (LOC–Bank of America, N.A.)(e)	0.55%	12/01/20	655	655,000

Massachusetts (State of) Housing Finance Agency; Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(e)	0.27%	01/01/44	4,800	4,800,000

Nashville (City of) & Davidson (County of), Tennessee Metropolitan Government Industrial Development Board (L & S, LLC); Series 2001, VRD IDR (LOC–JPMorgan Chase Bank, N.A.)(e)	0.10%	03/01/26	385	385,000

Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(e)	0.22%	12/01/27	2,530	2,530,000

Pitney Road Partners, LLC; Series 2008, VRD Notes (LOC–General Electric Capital Corp.)(b)(e)	0.25%	07/01/25	2,055	2,055,000

Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight); Series 1998 A, VRD Priority RB (LOC–U.S. Bank, N.A.)(e)	0.28%	12/01/18	390	390,000

St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC–General Electric Capital Corp.)(b)(e)	0.25%	10/01/21	1,000	1,000,000

St. Paul (City of), Minnesota Port Authority; Series 2009-10 CC, VRD District Cooling RB (LOC–Deutsche Bank AG)(c)(e)	0.20%	03/01/29	500	500,000

Total Variable Rate Demand Notes (Cost $29,780,000)				29,780,000

Certificates of Deposit–12.03%
Bank of Nova Scotia	0.25%	01/11/12	4,000	4,000,000

Deutsche Bank AG (Cayman Islands)(c)	0.06%	01/03/12	9,000	9,000,000

Svenska Handelsbanken A.B. (United Kingdom)(c)	0.45%	02/27/12	3,000	3,000,023

Svenska Handelsbanken A.B. (Cayman Islands)(c)	0.01%	01/03/12	6,000	6,000,000

Toronto-Dominion Bank	0.26%	01/12/12	2,000	2,000,000

Total Certificates of Deposit (Cost $24,000,023)				24,000,023

Bank Notes–2.26%
Toyota Motor Credit Corp., Sr. Unsec. Floating Rate MTN(f) (Cost $4,500,000)	0.80%	01/15/13	4,500	4,500,000

TOTAL INVESTMENTS (excluding Repurchase Agreements)–93.85% (Cost $187,280,517)				187,280,517

			Repurchase
			Amount
Repurchase Agreements–6.24%(g)
Wells Fargo Securities, LLC, Joint agreement dated 12/30/11, maturing value $500,002,778 (collateralized by U.S. Treasury obligations valued at $510,000,001; 2.35%-5.52%, 11/01/21-12/15/41)	0.05%	01/03/12	3,457,808	3,457,789

Wells Fargo Securities, LLC, Joint agreement dated 12/30/11, aggregate maturing value $500,007,778 (collateralized by Mortgage-Backed securities and other instruments valued at $525,000,001; 0%-6.98%, 03/13/12-07/15/56)	0.14%	01/03/12	9,000,140	9,000,000

Total Repurchase Agreements (Cost $12,457,789)				12,457,789

TOTAL INVESTMENTS(h)(i)–100.09% (Cost $199,738,306)				199,738,306

OTHER ASSETS LESS LIABILITIES–(0.09)%				(183,538)

NET ASSETS–100.00%				$199,554,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Investment Abbreviations:

CEP	– Credit Enhancement Provider
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MTN	– Medium-Term Notes
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $79,588,715, which represented 39.88% of the Fund’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Australia: 8.1%; Cayman Islands: 7.5%; United Kingdom: 7.2%; Netherlands: 5.0%; other countries less than 5% each: 8.5%.
(d)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Also represents cost for federal income tax purposes.
(i)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $199,738,306)	$199,738,306

Interest receivable	19,682

Investment for trustee deferred compensation and retirement plans	37,529

Total assets	199,795,517

Liabilities:
Payable for:
Fund shares reacquired	38,047

Dividends	3,074

Accrued fees to affiliates	119,733

Accrued other operating expenses	31,397

Trustee deferred compensation and retirement plans	48,498

Total liabilities	240,749

Net assets applicable to shares outstanding	$199,554,768

Net assets consist of:
Shares of beneficial interest	$199,559,407

Undistributed net investment income	(2,496)

Undistributed net realized gain (loss)	(2,143)

$199,554,768

Net Assets:
Series I	$198,532,755

Series II	$1,022,013

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	198,533,674

Series II	1,021,811

Series I:
Net asset value per share	$1.00

Series II:
Net asset value per share	$1.00

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest	$237,010

Expenses:
Advisory fees	422,712

Administrative services fees	94,704

Custodian fees	15,275

Distribution fees — Series II	2,534

Transfer agent fees	5,364

Trustees’ and officers’ fees and benefits	20,665

Professional services fees	30,922

Other	12,927

Total expenses	605,103

Less: Fees waived	(422,026)

Net expenses	183,077

Net investment income	53,933

Net increase in net assets resulting from operations	$53,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$53,933	$55,671

Net realized gain (loss)	—	(2,143)

Net increase in net assets resulting from operations	53,933	53,528

Distributions to shareholders from net investment income:
Series I	(53,437)	(53,205)

Series II	(496)	(2,466)

Total distributions from net investment income	(53,933)	(55,671)

Share transactions–net:
Series I	172,954,380	(7,905,234)

Series II	(2,229)	(665,170)

Net increase (decrease) in net assets resulting from share transactions	172,952,151	(8,570,404)

Net increase (decrease) in net assets	172,952,151	(8,572,547)

Net assets:
Beginning of year	26,602,617	35,175,164

End of year (includes undistributed net investment income of $(2,496) and $0, respectively)	$199,554,768	$26,602,617

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the

Invesco V.I. Money Market Fund

Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.40%

Over $250 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Money Market Fund

  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.
  The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2011, the Adviser voluntarily waived advisory fees of $419,492 and reimbursed class level expenses of $2,534 for Series II shares, in order to increase the Fund’s yields.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $44,704 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Short-Term Investments	$—	$199,738,306	$—	$199,738,306

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $4,855,750.

Invesco V.I. Money Market Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,187 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$53,933	$55,671

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$44,802

Temporary book/tax differences	(47,298)

Capital loss carryforward	(2,143)

Shares of beneficial interest	199,559,407

Total net assets	$199,554,768

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term

December 31, 2018	$2,143

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2011, undistributed net investment income decreased by $2,496 and shares of beneficial interest increased by $2,496. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Money Market Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	255,614,975	$255,614,975	9,579,686	$9,579,686

Series II	171,905	171,905	36,103	36,103

Issued as reinvestment of dividends:
Series I	11,674	11,674	53,205	53,205

Series II	496	496	2,466	2,466

Reacquired:
Series I	(82,672,269)	(82,672,269)	(17,538,125)	(17,538,125)

Series II	(174,630)	(174,630)	(703,739)	(703,739)

Net increase (decrease) in share activity	172,952,151	$172,952,151	(8,570,404)	$(8,570,404)

(a)	89% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
										to average		to average net		Ratio of net
	Net asset					Dividends				net assets		assets without		investment
	value,	Net		Net realized	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		gains (losses)	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average
	of period	income		on securities	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets

Series I
Year ended 12/31/11	$1.00	$0.00	(b)	$—	$0.00	$(0.00)	$1.00	0.05%	$198,533	0.17	%(c)	0.57	%(c)	0.05	%(c)
Year ended 12/31/10	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.18	25,578	0.16		1.01		0.18
Year ended 12/31/09	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.11	33,486	0.65		0.90		0.11
Year ended 12/31/08	1.00	0.02	(b)	—	0.02	(0.02)	1.00	2.04	49,004	0.86		0.86		2.02
Year ended 12/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.54	46,492	0.86		0.86		4.45

Series II
Year ended 12/31/11	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	1,022	0.17	(c)	0.82	(c)	0.05	(c)
Year ended 12/31/10	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.18	1,024	0.16		1.26		0.18
Year ended 12/31/09	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.06	1,690	0.70		1.15		0.06
Year ended 12/31/08	1.00	0.02	(b)	—	0.02	(0.02)	1.00	1.78	2,266	1.11		1.11		1.77
Year ended 12/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.28	2,515	1.11		1.11		4.20

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Calculated using average shares outstanding.
(c)	Ratios are based on average daily net assets (000’s) of $104,664 and $1,014 for Series I and Series II shares, respectively.

Invesco V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$1,000.30	$0.86	$1,024.35	$0.87	0.17%

Series II	1,000.00	1,000.30	0.86	1,024.35	0.87	0.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	in Fund Complex Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None
		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	in Fund Complex Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust
		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds
		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).
		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VISPI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Series I shares of Invesco V.I. S&P 500 Index Fund slightly underperformed the S&P 500 Index but slightly outperformed the Lipper VUF S&P 500 Funds Index. The Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., capital appreciation and current income) of the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	1.85%

Series II Shares	1.53

S&P 500 Index▼ (Broad Market/Style-Specific Index)	2.09

Lipper VUF S&P 500 Funds Index▼ (Peer Group Index)	1.77

Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in proportion to its market value or market capitalization. The Fund may invest in foreign securities represented in the S&P 500 Index, including depositary receipts. Changes to the Fund’s portfolio are the result of Standard & Poor’s either adding a security to, or deleting a security from, the S&P 500 Index. Changes are not the result of any stock selection model.
     The Fund also may invest in S&P 500 futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund
Market volatility persisted throughout the year ended December 31, 2011. A number of factors adversely affected investor sentiment during the year, including sluggish economic growth and persistently high unemployment in the U.S.; political unrest in the Middle East and northern Africa; and the reemergence of sovereign debt concerns in Greece and other eurozone countries. Following the earthquake and tsunami that struck Japan in March – which caused the loss of life, a disruption in the supply chain and fears of a nuclear catastrophe – many market watchers were surprised that global markets merely stalled, rather than declined significantly.
     During the second half of the year, the debate on raising the U.S. debt ceiling began and investor sentiment changed from complacency to concern. The president and Congress eventually reached an agreement to raise the debt ceiling and prevent a federal government default, but not before much political wrangling that left investors unsettled. Following the agreement, Standard & Poor’s issued its first-ever downgrade of long-term U.S. government debt. This caused the U.S. stock market to fall precipitously from its early-July highs.
     The U.S. stock market enjoyed a rally at the end of the reporting period as a full-blown financial contagion emanating from Europe did not materialize. Once eurozone leaders announced plans to more aggressively manage their sovereign debt problems, investors refocused their attention on investment opportunities in the U.S. Economic news at home was positive on balance and supportive of the stock market rally. Unemployment continued to inch lower, inflation remained tame as commodity prices slipped and consumer confidence and spending both increased despite a continued decline in home prices. The Federal Reserve continued to support the recovery by keeping short-term interest rates in a range of zero to 0.25% and by indicating no increase is likely until at least mid-2013.1 In January 2012, after the close of the reporting period, the Fed indicated that it was unlikely to raise short-term interest rates before late 2014.1
     On the geopolitical front, the war in Iraq officially ended in December. However, sovereign debt troubles in Europe continued to act as an overhang for the markets. In addition, a slowdown in global demand from China as its economy cooled was also a concern. Lastly, the U.S. debt burden still lingered given the failure of the congressional “super committee” to agree to long-term spending cuts. Despite these issues, the U.S. stock market remained resilient.
     Major equity indexes delivered mixed performances, with the S&P 500 Index generating a positive return for the year. For the year, larger capitalization stocks generally outperformed small-cap stocks and growth stocks generally edged value stocks.

Portfolio Composition
By sector

Information Technology	19.1%

Financials	13.4

Energy	12.3

Health Care	11.9

Consumer Staples	11.6

Consumer Discretionary	10.8

Industrials	10.7

Utilities	3.9

Materials	3.6

Telecommunication Services	3.2

Money Market Funds Plus Other Assets Less Liabilities	-0.5

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	3.6%

2.	Apple Inc.	3.3

3.	International Business Machines Corp.	1.9

4.	Chevron Corp.	1.9

5.	Microsoft Corp.	1.7

6.	General Electric Co.	1.7

7.	Procter & Gamble Co. (The)	1.6

8.	AT&T Inc.	1.6

9.	Johnson & Johnson	1.6

10.	Pfizer Inc.	1.5

Top Five Industries

1.	Integrated Oil & Gas	7.2%
2.	Pharmaceuticals	6.3
3.	Computer Hardware	4.0
4.	Systems Software	2.9
5.	Integrated Telecommunication Services	2.9

Total Net Assets	$100.3 million

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Invesco V.I. S&P 500 Index Fund

     The Fund stayed true to its process by investing in all components of the S&P 500 Index. Sectors that contributed the most to overall Fund performance were the consumer discretionary, consumer staples, energy, health care and utilities sectors. The financials and materials sectors delivered negative performance and were a drag on the Fund’s overall performance for the reporting period. In addition, the Fund’s allocation to S&P 500 futures contracts was a slight detractor from Fund performance.
     In the energy sector, Exxon Mobil was a top contributor to Fund performance. In June 2011, Exxon Mobil acquired Phillips Resources and related company TWP. In October, Exxon Mobil sold its distribution assets in Bolivia, Paraguay and Uruguay.
     Also contributing to the Fund’s performance were information technology giants Apple and International Business Machines.
     Detracting from Fund performance were select holdings in the financials sector, including Bank of America, Citigroup, Goldman Sachs and JP Morgan Chase. During December 2011, Fitch Ratings downgraded several European and U.S. banks, citing increased challenges in the financial markets. The agency cut by one notch its long-term ratings on Bank of America, Citigroup and Goldman Sachs. Fitch said the banks face challenges from economic developments and a myriad of regulatory changes.
     At the close of 2011, many of the issues that plagued markets during the year remained unresolved – and seemed likely to contribute to continued high levels of volatility. In Europe, the sovereign debt crisis showed no signs of abating and appeared to have pushed economies in the region back into recession. While economic data thus far remained more resilient in the U.S., overall growth has clearly slowed across the developed and emerging markets. That said, at the end of 2011, corporate balance sheets remained generally healthy and market valuations were attractive from an historical context.
     We would like to caution investors against making investment decisions based on short-term performance.
     We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. S&P 500 Index Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 2000. He earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College, where she earned a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

1	Source: U.S. Federal Reserve
Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund
has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/18/98)		2.46%

10	Years	2.64

5	Years	-0.43

1	Year	1.85

Series II Shares

Inception (6/5/00)		-0.01%

10	Years	2.37

5	Years	-0.69

1	Year	1.53

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.28% and 0.53%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.51% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable
Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500 Composite Stock Price Index.
■ Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■ Unless otherwise noted, all data provided by Invesco.
■ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Equity risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.
     Index risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of the S&P 500 variable insurance underlying funds tracked by Lipper.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–100.49%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	4,083	$39,727

Omnicom Group Inc.	2,458	109,578

		149,305

Aerospace & Defense–2.68%
Boeing Co. (The)	6,581	482,716

General Dynamics Corp.	3,153	209,391

Goodrich Corp.	1,108	137,060

Honeywell International Inc.	6,849	372,243

L-3 Communications Holdings, Inc.	878	58,545

Lockheed Martin Corp.	2,349	190,034

Northrop Grumman Corp.	2,298	134,387

Precision Castparts Corp.	1,276	210,272

Raytheon Co.	3,064	148,236

Rockwell Collins, Inc.	1,352	74,860

Textron Inc.	2,456	45,412

United Technologies Corp.	8,023	586,401

Xylem, Inc.	1,598	41,053

		2,690,610

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	5,946	170,056

Air Freight & Logistics–1.03%
C.H. Robinson Worldwide, Inc.	1,450	101,181

Expeditors International of Washington, Inc.	1,865	76,390

FedEx Corp.	2,808	234,496

United Parcel Service, Inc.–Class B	8,531	624,384

		1,036,451

Airlines–0.06%
Southwest Airlines Co.	6,894	59,013

Aluminum–0.08%
Alcoa Inc.	9,469	81,907

Apparel Retail–0.52%
Abercrombie & Fitch Co.–Class A	764	37,314

Gap, Inc. (The)	3,079	57,115

Limited Brands, Inc.	2,178	87,882

Ross Stores, Inc.	2,034	96,676

TJX Cos., Inc.	3,352	216,372

Urban Outfitters, Inc.(b)	963	26,540

		521,899

Apparel, Accessories & Luxury Goods–0.33%
Coach, Inc.	2,584	157,727

Polo Ralph Lauren Corp.	569	78,568

VF Corp.	771	97,909

		334,204

Application Software–0.54%
Adobe Systems Inc.(b)	4,326	122,296

Autodesk, Inc.(b)	2,013	61,054

Citrix Systems, Inc.(b)	1,656	100,552

Intuit Inc.	2,632	138,417

Salesforce.com, Inc.(b)	1,203	122,057

		544,376

Asset Management & Custody Banks–1.10%
Ameriprise Financial, Inc.	2,002	99,379

Bank of New York Mellon Corp. (The)	10,738	213,794

BlackRock, Inc.	882	157,208

Federated Investors, Inc.–Class B	860	13,029

Franklin Resources, Inc.	1,280	122,957

Invesco Ltd.(c)	4,033	81,023

Legg Mason, Inc.	1,094	26,311

Northern Trust Corp.	2,120	84,079

State Street Corp.	4,356	175,590

T. Rowe Price Group Inc.	2,255	128,422

		1,101,792

Auto Parts & Equipment–0.25%
BorgWarner, Inc.(b)	971	61,892

Johnson Controls, Inc.	6,024	188,310

		250,202

Automobile Manufacturers–0.36%
Ford Motor Co.	33,652	362,095

Automotive Retail–0.25%
AutoNation, Inc.(b)	436	16,075

AutoZone, Inc.(b)	247	80,268

CarMax, Inc.(b)	1,990	60,655

O’Reilly Automotive, Inc.(b)	1,127	90,104

		247,102

Biotechnology–1.22%
Amgen Inc.	7,024	451,011

Biogen Idec Inc.(b)	2,151	236,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Biotechnology–(continued)

Celgene Corp.(b)	3,930	$265,668

Gilead Sciences, Inc.(b)	6,651	272,225

		1,225,622

Brewers–0.06%
Molson Coors Brewing Co.–Class B	1,394	60,695

Broadcasting–0.29%
CBS Corp.–Class B	5,794	157,249

Discovery Communications, Inc.–Class A(b)	2,340	95,870

Scripps Networks Interactive–Class A	868	36,820

		289,939

Building Products–0.03%
Masco Corp.	3,174	33,263

Cable & Satellite–1.04%
Cablevision Systems Corp.–Class A	1,940	27,587

Comcast Corp.–Class A	24,094	571,269

DIRECTV–Class A(b)	6,247	267,121

Time Warner Cable Inc.	2,825	179,585

		1,045,562

Casinos & Gaming–0.12%
International Game Technology	2,635	45,322

Wynn Resorts Ltd.	703	77,674

		122,996

Coal & Consumable Fuels–0.19%
Alpha Natural Resources, Inc.(b)	1,964	40,124

CONSOL Energy Inc.	1,994	73,180

Peabody Energy Corp.	2,398	79,398

		192,702

Commercial Printing–0.02%
R. R. Donnelley & Sons Co.	1,660	23,954

Communications Equipment–2.11%
Cisco Systems, Inc.	47,607	860,735

F5 Networks, Inc.(b)	710	75,345

Harris Corp.	1,025	36,941

JDS Uniphase Corp.(b)	1,980	20,671

Juniper Networks, Inc.(b)	4,684	95,601

Motorola Mobility Holdings Inc.(b)	2,334	90,559

Motorola Solutions, Inc.	2,520	116,651

QUALCOMM, Inc.	14,889	814,428

		2,110,931

Computer & Electronics Retail–0.09%
Best Buy Co., Inc.	2,564	59,921

GameStop Corp.–Class A(b)	1,218	29,390

		89,311

Computer Hardware–3.97%
Apple Inc.(b)	8,229	3,332,745

Dell Inc.(b)	13,522	197,827

Hewlett-Packard Co.	17,596	453,273

		3,983,845

Computer Storage & Peripherals–0.69%
EMC Corp.(b)	18,065	389,120

Lexmark International, Inc.–Class A	658	21,760

NetApp, Inc.(b)	3,175	115,157

SanDisk Corp.(b)	2,128	104,719

Western Digital Corp.(b)	2,051	63,479

		694,235

Construction & Engineering–0.16%
Fluor Corp.	1,501	75,425

Jacobs Engineering Group, Inc.(b)	1,122	45,531

Quanta Services, Inc.(b)	1,816	39,117

		160,073

Construction & Farm Machinery & Heavy Trucks–1.14%
Caterpillar Inc.	5,725	518,685

Cummins Inc.	1,713	150,778

Deere & Co.	3,664	283,411

Joy Global Inc.	924	69,272

PACCAR Inc.	3,171	118,817

		1,140,963

Construction Materials–0.05%
Vulcan Materials Co.	1,136	44,702

Consumer Electronics–0.02%
Harman International Industries, Inc.	640	24,346

Consumer Finance–0.77%
American Express Co.	8,948	422,077

Capital One Financial Corp.	4,069	172,078

Discover Financial Services	4,892	117,408

SLM Corp.	4,513	60,474

		772,037

Data Processing & Outsourced Services–1.41%
Automatic Data Processing, Inc.	4,309	232,729

Computer Sciences Corp.	1,394	33,038

Fidelity National Information Services, Inc.	2,154	57,275

Fiserv, Inc.(b)	1,245	73,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

MasterCard, Inc.–Class A	943	$351,569

Paychex, Inc.	2,835	85,362

Total System Services, Inc.	1,389	27,169

Visa Inc.–Class A	4,501	456,986

Western Union Co. (The)	5,523	100,850

		1,418,109

Department Stores–0.36%
JC Penney Co., Inc.	1,257	44,184

Kohl’s Corp.	2,244	110,742

Macy’s, Inc.	3,717	119,613

Nordstrom, Inc.	1,440	71,582

Sears Holdings Corp.(b)	344	10,932

		357,053

Distillers & Vintners–0.17%
Beam, Inc.	1,359	69,622

Brown-Forman Corp.–Class B	887	71,412

Constellation Brands, Inc.–Class A(b)	1,495	30,902

		171,936

Distributors–0.08%
Genuine Parts Co.	1,379	84,395

Diversified Banks–1.79%
Comerica Inc.	1,768	45,615

U.S. Bancorp	16,905	457,280

Wells Fargo & Co.(b)	46,700	1,287,052

		1,789,947

Diversified Chemicals–0.89%
Dow Chemical Co. (The)	10,499	301,951

E. I. du Pont de Nemours and Co.	8,181	374,526

Eastman Chemical Co.	1,235	48,239

FMC Corp.	630	54,205

PPG Industries, Inc.	1,366	114,048

		892,969

Diversified Metals & Mining–0.32%
Freeport-McMoRan Copper & Gold Inc.	8,393	308,778

Titanium Metals Corp.	705	10,561

		319,339

Diversified REIT’s–0.12%
Vornado Realty Trust	1,622	124,667

Diversified Support Services–0.09%
Cintas Corp.	981	34,149

Iron Mountain Inc.	1,643	50,604

		84,753

Drug Retail–0.73%
CVS Caremark Corp.	11,526	470,030

Walgreen Co.	7,868	260,116

		730,146

Education Services–0.08%
Apollo Group, Inc.–Class A(b)	1,022	55,055

DeVry, Inc.	564	21,692

		76,747

Electric Utilities–2.10%
American Electric Power Co., Inc.	4,276	176,642

Duke Energy Corp.	11,825	260,150

Edison International	2,866	118,652

Entergy Corp.	1,555	113,593

Exelon Corp.	5,870	254,582

FirstEnergy Corp.	3,680	163,024

NextEra Energy, Inc.	3,741	227,752

Northeast Utilities	1,556	56,125

Pepco Holdings, Inc.	1,963	39,849

Pinnacle West Capital Corp.	959	46,205

PPL Corp.	5,120	150,630

Progress Energy, Inc.	2,612	146,324

Southern Co. (The)	7,650	354,118

		2,107,646

Electrical Components & Equipment–0.54%
Cooper Industries PLC (Ireland)	1,382	74,835

Emerson Electric Co.	6,515	303,534

Rockwell Automation, Inc.	1,260	92,446

Roper Industries, Inc.	845	73,405

		544,220

Electronic Components–0.25%
Amphenol Corp.–Class A	1,467	66,587

Corning Inc.	13,933	180,850

		247,437

Electronic Equipment & Instruments–0.04%
FLIR Systems, Inc.	1,380	34,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Electronic Manufacturing Services–0.18%
Jabil Circuit, Inc.	1,631	$32,066

Molex Inc.	1,213	28,942

TE Connectivity Ltd.	3,758	115,784

		176,792

Environmental & Facilities Services–0.27%
Republic Services, Inc.	2,815	77,553

Stericycle, Inc.(b)	757	58,986

Waste Management, Inc.	4,075	133,293

		269,832

Fertilizers & Agricultural Chemicals–0.55%
CF Industries Holdings, Inc.	575	83,363

Monsanto Co.	4,741	332,202

Mosaic Co. (The)	2,619	132,076

		547,641

Food Distributors–0.15%
Sysco Corp.	5,215	152,956

Food Retail–0.31%
Kroger Co. (The)	5,324	128,947

Safeway Inc.	3,007	63,267

SUPERVALU Inc.	1,831	14,868

Whole Foods Market, Inc.	1,414	98,386

		305,468

Footwear–0.32%
NIKE, Inc.–Class B	3,284	316,479

Gas Utilities–0.12%
AGL Resources Inc.	1,025	43,316

ONEOK, Inc.	910	78,888

		122,204

General Merchandise Stores–0.47%
Big Lots, Inc.(b)	587	22,165

Dollar Tree, Inc.(b)	1,053	87,515

Family Dollar Stores, Inc.	1,039	59,909

Target Corp.	5,941	304,298

		473,887

Gold–0.26%
Newmont Mining Corp.	4,381	262,904

Health Care Distributors–0.40%
AmerisourceBergen Corp.	2,269	84,384

Cardinal Health, Inc.	3,059	124,226

McKesson Corp.	2,167	168,831

Patterson Cos. Inc.	839	24,767

		402,208

Health Care Equipment–1.74%
Baxter International Inc.	5,000	247,400

Becton, Dickinson and Co.	1,913	142,939

Boston Scientific Corp.(b)	13,119	70,055

C.R. Bard, Inc.	762	65,151

CareFusion Corp.(b)	1,988	50,515

Covidien PLC (Ireland)	4,272	192,283

Edwards Lifesciences Corp.(b)	1,011	71,478

Intuitive Surgical, Inc.(b)	343	158,812

Medtronic, Inc.	9,345	357,446

St. Jude Medical, Inc.	2,799	96,006

Stryker Corp.	2,880	143,165

Varian Medical Systems, Inc.(b)	996	66,862

Zimmer Holdings, Inc.	1,576	84,190

		1,746,302

Health Care Facilities–0.02%
Tenet Healthcare Corp.(b)	3,881	19,909

Health Care Services–0.60%
DaVita, Inc.(b)	821	62,240

Express Scripts, Inc.(b)	4,308	192,524

Laboratory Corp. of America Holdings(b)	877	75,396

Medco Health Solutions, Inc.(b)	3,427	191,569

Quest Diagnostics Inc.	1,392	80,820

		602,549

Health Care Supplies–0.04%
DENTSPLY International Inc.	1,243	43,493

Health Care Technology–0.08%
Cerner Corp.(b)	1,279	78,339

Home Entertainment Software–0.06%
Electronic Arts Inc.(b)	2,941	60,585

Home Furnishings–0.03%
Leggett & Platt, Inc.	1,266	29,169

Home Improvement Retail–0.85%
Home Depot, Inc. (The)	13,651	573,888

Lowe’s Cos., Inc.	11,093	281,540

Orchard Supply Hardware Stores Corp.–Class A(b)	15	110

		855,538

Homebuilding–0.08%
D.R. Horton, Inc.	2,492	31,424

Lennar Corp.–Class A	1,389	27,294

PulteGroup Inc.(b)	3,021	19,062

		77,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Homefurnishing Retail–0.12%
Bed Bath & Beyond Inc.(b)	2,126	$123,244

Hotels, Resorts & Cruise Lines–0.33%
Carnival Corp.	4,006	130,756

Marriott International Inc.–Class A	2,408	70,241

Starwood Hotels & Resorts Worldwide, Inc.	1,690	81,069

Wyndham Worldwide Corp.	1,342	50,768

		332,834

Household Appliances–0.03%
Whirlpool Corp.	672	31,886

Household Products–2.35%
Clorox Co. (The)	1,156	76,943

Colgate-Palmolive Co.	4,281	395,522

Kimberly-Clark Corp.	3,489	256,651

Procter & Gamble Co. (The)	24,364	1,625,322

		2,354,438

Housewares & Specialties–0.04%
Newell Rubbermaid Inc.	2,588	41,796

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	1,289	36,685

Hypermarkets & Super Centers–1.24%
Costco Wholesale Corp.	3,837	319,699

Wal-Mart Stores, Inc.	15,469	924,427

		1,244,126

Independent Power Producers & Energy Traders–0.17%
AES Corp. (The)(b)	5,683	67,287

Constellation Energy Group Inc.	1,771	70,255

NRG Energy, Inc.(b)	1,992	36,095

		173,637

Industrial Conglomerates–2.60%
3M Co.	6,205	507,135

Danaher Corp.	5,044	237,270

General Electric Co.(d)	93,494	1,674,477

Tyco International Ltd.	4,086	190,857

		2,609,739

Industrial Gases–0.49%
Air Products & Chemicals, Inc.	1,862	158,624

Airgas, Inc.	598	46,692

Praxair, Inc.	2,658	284,140

		489,456

Industrial Machinery–0.84%
Dover Corp.	1,636	94,970

Eaton Corp.	2,959	128,805

Flowserve Corp.	490	48,667

Illinois Tool Works Inc.	4,279	199,872

Ingersoll-Rand PLC (Ireland)	2,746	83,671

Pall Corp.	1,023	58,464

Parker Hannifin Corp.	1,337	101,946

Snap-on Inc.	521	26,373

Stanley Black & Decker Inc.	1,481	100,116

		842,884

Industrial REIT’s–0.12%
Prologis, Inc.	4,022	114,989

Insurance Brokers–0.28%
Aon Corp.	2,874	134,503

Marsh & McLennan Cos., Inc.	4,765	150,669

		285,172

Integrated Oil & Gas–7.23%
Chevron Corp.	17,627	1,875,513

ConocoPhillips	11,757	856,733

Exxon Mobil Corp.	42,446	3,597,723

Hess Corp.	2,638	149,838

Murphy Oil Corp.	1,702	94,869

Occidental Petroleum Corp.	7,188	673,516

		7,248,192

Integrated Telecommunication Services–2.90%
AT&T Inc.	52,479	1,586,965

CenturyLink Inc.	5,468	203,410

Frontier Communications Corp.	8,862	45,639

Verizon Communications Inc.	25,070	1,005,809

Windstream Corp.	5,160	60,578

		2,902,401

Internet Retail–0.84%
Amazon.com, Inc.(b)	3,221	557,555

Expedia Inc.	839	24,348

Netflix Inc.(b)	490	33,952

Priceline.com Inc.(b)	440	205,793

TripAdvisor Inc.(b)	839	21,151

		842,799

Internet Software & Services–2.03%
Akamai Technologies, Inc.(b)	1,622	52,358

eBay Inc.(b)	10,198	309,305

Google Inc.–Class A(b)	2,237	1,444,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Internet Software & Services–(continued)

VeriSign, Inc.	1,408	$50,294

Yahoo! Inc.(b)	10,983	177,156

		2,033,991

Investment Banking & Brokerage–0.72%
Charles Schwab Corp. (The)	9,589	107,972

E*TRADE Financial Corp.(b)	2,290	18,229

Goldman Sachs Group, Inc. (The)	4,351	393,461

Morgan Stanley	13,170	199,262

		718,924

IT Consulting & Other Services–2.49%
Accenture PLC–Class A (Ireland)	5,670	301,814

Cognizant Technology Solutions Corp.–Class A(b)	2,671	171,772

International Business Machines Corp.	10,436	1,918,972

SAIC, Inc.(b)	2,466	30,307

Teradata Corp.(b)	1,480	71,795

		2,494,660

Leisure Products–0.12%
Hasbro, Inc.	1,027	32,751

Mattel, Inc.	3,016	83,724

		116,475

Life & Health Insurance–0.89%
Aflac, Inc.	4,111	177,842

Lincoln National Corp.	2,625	50,978

MetLife, Inc.	9,365	292,001

Principal Financial Group, Inc.	2,702	66,469

Prudential Financial, Inc.	4,176	209,301

Torchmark Corp.	924	40,092

Unum Group	2,557	53,876

		890,559

Life Sciences Tools & Services–0.40%
Agilent Technologies, Inc.(b)	3,054	106,677

Life Technologies Corp.(b)	1,587	61,750

PerkinElmer, Inc.	1,005	20,100

Thermo Fisher Scientific, Inc.(b)	3,360	151,099

Waters Corp.(b)	803	59,462

		399,088

Managed Health Care–1.09%
Aetna Inc.	3,207	135,303

CIGNA Corp.	2,511	105,462

Coventry Health Care, Inc.(b)	1,277	38,783

Humana Inc.	1,447	126,772

UnitedHealth Group Inc.	9,440	478,419

WellPoint, Inc.	3,073	203,586

		1,088,325

Metal & Glass Containers–0.08%
Ball Corp.	1,438	51,351

Owens-Illinois, Inc.(b)	1,415	27,423

		78,774

Motorcycle Manufacturers–0.08%
Harley-Davidson, Inc.	2,080	80,850

Movies & Entertainment–1.48%
News Corp.–Class A	19,420	346,453

Time Warner Inc.	8,863	320,309

Viacom Inc.–Class B	4,890	222,055

Walt Disney Co. (The)	15,909	596,587

		1,485,404

Multi-Line Insurance–0.32%
American International Group, Inc.(b)	3,904	90,573

Assurant, Inc.	815	33,464

Genworth Financial Inc.–Class A(b)	4,297	28,145

Hartford Financial Services Group, Inc.	3,983	64,724

Loews Corp.	2,703	101,768

		318,674

Multi-Sector Holdings–0.04%
Leucadia National Corp.	1,760	40,022

Multi-Utilities–1.48%
Ameren Corp.	2,126	70,434

CenterPoint Energy, Inc.	3,800	76,342

CMS Energy Corp.	2,193	48,421

Consolidated Edison, Inc.	2,593	160,844

Dominion Resources, Inc.	5,044	267,736

DTE Energy Co.	1,489	81,076

Integrys Energy Group, Inc.	685	37,113

NiSource Inc.	2,503	59,596

PG&E Corp.	3,593	148,104

Public Service Enterprise Group Inc.	4,480	147,885

SCANA Corp.	1,010	45,511

Sempra Energy	2,107	115,885

TECO Energy, Inc.	1,951	37,342

Wisconsin Energy Corp.	2,056	71,878

Xcel Energy, Inc.	4,294	118,686

		1,486,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Office Electronics–0.10%
Xerox Corp.	12,251	$97,518

Office REIT’s–0.13%
Boston Properties, Inc.	1,306	130,078

Office Services & Supplies–0.06%
Avery Dennison Corp.	931	26,701

Pitney Bowes Inc.	1,775	32,909

		59,610

Oil & Gas Drilling–0.23%
Diamond Offshore Drilling, Inc.	611	33,764

Helmerich & Payne, Inc.	942	54,975

Nabors Industries Ltd.(b)	2,534	43,940

Noble Corp.(b)	2,220	67,088

Rowan Cos., Inc.(b)	1,121	34,000

		233,767

Oil & Gas Equipment & Services–1.75%
Baker Hughes Inc.	3,864	187,945

Cameron International Corp.(b)	2,156	106,054

FMC Technologies, Inc.(b)	2,113	110,362

Halliburton Co.	8,148	281,188

National Oilwell Varco Inc.	3,752	255,098

Schlumberger Ltd.	11,875	811,181

		1,751,828

Oil & Gas Exploration & Production–2.12%
Anadarko Petroleum Corp.	4,409	336,539

Apache Corp.	3,400	307,972

Cabot Oil & Gas Corp.	919	69,752

Chesapeake Energy Corp.	5,815	129,616

Denbury Resources Inc.(b)	3,487	52,654

Devon Energy Corp.	3,565	221,030

EOG Resources, Inc.	2,380	234,454

EQT Corp.	1,314	71,994

Marathon Oil Corp.	6,231	182,381

Newfield Exploration Co.(b)	1,164	43,918

Noble Energy, Inc.	1,553	146,588

Pioneer Natural Resources Co.	1,083	96,907

QEP Resources Inc.	1,556	45,591

Range Resources Corp.	1,384	85,725

Southwestern Energy Co.(b)	3,061	97,768

		2,122,889

Oil & Gas Refining & Marketing–0.28%
Marathon Petroleum Corp.	3,136	104,397

Sunoco, Inc.	969	39,748

Tesoro Corp.(b)	1,286	30,041

Valero Energy Corp.	4,934	103,861

		278,047

Oil & Gas Storage & Transportation–0.53%
El Paso Corp.	6,829	181,447

Spectra Energy Corp.	5,758	177,058

Williams Cos., Inc. (The)	5,219	172,331

		530,836

Other Diversified Financial Services–2.29%
Bank of America Corp.	89,761	499,071

Citigroup Inc.	25,891	681,192

JPMorgan Chase & Co.	33,649	1,118,830

		2,299,093

Packaged Foods & Meats–1.77%
Campbell Soup Co.	1,581	52,552

ConAgra Foods, Inc.	3,648	96,307

Dean Foods Co.(b)	1,670	18,704

General Mills, Inc.	5,689	229,893

H.J. Heinz Co.	2,824	152,609

Hershey Co. (The)	1,360	84,021

Hormel Foods Corp.	1,222	35,792

J M Smucker Co. (The)	1,001	78,248

Kellogg Co.	2,197	111,102

Kraft Foods Inc.–Class A	15,649	584,647

McCormick & Co., Inc.	1,163	58,638

Mead Johnson Nutrition Co.	1,794	123,302

Sara Lee Corp.	5,181	98,025

Tyson Foods, Inc.–Class A	2,586	53,375

		1,777,215

Paper Packaging–0.05%
Bemis Co., Inc.	928	27,914

Sealed Air Corp.	1,401	24,111

		52,025

Paper Products–0.16%
International Paper Co.	3,846	113,842

MeadWestvaco Corp.	1,535	45,973

		159,815

Personal Products–0.18%
Avon Products, Inc.	3,848	67,225

Estee Lauder Cos. Inc. (The)–Class A	994	111,646

		178,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Pharmaceuticals–6.32%
Abbott Laboratories	13,805	$776,255

Allergan, Inc.	2,705	237,337

Bristol-Myers Squibb Co.	15,010	528,952

Eli Lilly & Co.	9,022	374,954

Forest Laboratories, Inc.(b)	2,365	71,565

Hospira, Inc.(b)	1,450	44,037

Johnson & Johnson	24,183	1,585,921

Merck & Co., Inc.	26,991	1,017,561

Mylan Inc.(b)	3,807	81,698

Perrigo Co.	824	80,175

Pfizer Inc.	68,074	1,473,121

Watson Pharmaceuticals, Inc.(b)	1,125	67,883

		6,339,459

Property & Casualty Insurance–2.11%
ACE Ltd. (Switzerland)	2,973	208,467

Allstate Corp. (The)	4,475	122,660

Berkshire Hathaway Inc.–Class B(b)	15,576	1,188,449

Chubb Corp. (The)	2,462	170,420

Cincinnati Financial Corp.	1,431	43,588

Progressive Corp. (The)	5,460	106,524

Travelers Cos., Inc. (The)	3,654	216,207

XL Group PLC (Ireland)	2,805	55,455

		2,111,770

Publishing–0.16%
Gannett Co., Inc.	2,139	28,598

McGraw-Hill Cos., Inc. (The)	2,598	116,832

Washington Post Co. (The)–Class B	43	16,203

		161,633

Railroads–0.86%
CSX Corp.	9,297	195,795

Norfolk Southern Corp.	2,976	216,831

Union Pacific Corp.	4,278	453,211

		865,837

Real Estate Services–0.04%
CBRE Group, Inc.–Class A(b)	2,879	43,818

Regional Banks–0.89%
BB&T Corp.	6,133	154,367

Fifth Third Bancorp	8,094	102,956

First Horizon National Corp.	2,326	18,608

Huntington Bancshares Inc.	7,700	42,273

KeyCorp	8,385	64,481

M&T Bank Corp.	1,105	84,356

PNC Financial Services Group, Inc.	4,658	268,627

Regions Financial Corp.	11,183	48,087

SunTrust Banks, Inc.	4,720	83,544

Zions Bancorp.	1,665	27,106

		894,405

Research & Consulting Services–0.07%
Dun & Bradstreet Corp. (The)	440	32,925

Equifax Inc.	1,077	41,723

		74,648

Residential REIT’s–0.28%
Apartment Investment & Management Co.–Class A	1,040	23,826

AvalonBay Communities, Inc.	841	109,835

Equity Residential	2,608	148,734

		282,395

Restaurants–1.60%
Chipotle Mexican Grill, Inc.(b)	275	92,878

Darden Restaurants, Inc.	1,184	53,967

McDonald’s Corp.	9,061	909,090

Starbucks Corp.	6,601	303,712

Yum! Brands, Inc.	4,087	241,174

		1,600,821

Retail REIT’s–0.39%
Kimco Realty Corp.	3,581	58,155

Simon Property Group, Inc.	2,601	335,373

		393,528

Semiconductor Equipment–0.24%
Applied Materials, Inc.	11,595	124,182

KLA-Tencor Corp.	1,469	70,879

Novellus Systems, Inc.(b)	589	24,320

Teradyne, Inc.(b)	1,649	22,476

		241,857

Semiconductors–2.11%
Advanced Micro Devices, Inc.(b)	5,212	28,145

Altera Corp.	2,850	105,735

Analog Devices, Inc.	2,634	94,245

Broadcom Corp.–Class A(b)	4,314	126,659

First Solar, Inc.(b)	526	17,758

Intel Corp.	45,093	1,093,505

Linear Technology Corp.	2,016	60,540

LSI Corp.(b)	4,941	29,399

Microchip Technology Inc.	1,676	61,392

Micron Technology, Inc.(b)	8,735	54,943

NVIDIA Corp.(b)	5,414	75,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Shares	Value

Semiconductors–(continued)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Biotechnology–(continued)

Money Market Funds–0.30%
Liquid Assets Portfolio–Institutional Class(e)	151,832	$151,832

Premier Portfolio–Institutional Class(e)	151,831	151,831

Total Money Market Funds (Cost $303,663)		303,663

TOTAL INVESTMENTS–100.79% (Cost $64,284,089)		101,061,518

OTHER ASSETS LESS LIABILITIES–(0.79)%		(795,060)

NET ASSETS–100.00%		$100,266,458

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $63,879,090)	$100,676,832

Investments in affiliates, at value (Cost $404,999)	384,686

Total investments, at value (Cost $64,284,089)	101,061,518

Receivable for:
Investments sold	15,676

Dividends	152,721

Investment for trustee deferred compensation and retirement plans	5,462

Other assets	3,148

Total assets	101,238,525

Liabilities:
Payable for:
Fund shares reacquired	451,553

Variation margin	1,625

Accrued fees to affiliates	463,987

Accrued other operating expenses	40,494

Trustee deferred compensation and retirement plans	14,408

Total liabilities	972,067

Net assets applicable to shares outstanding	$100,266,458

Net assets consist of:
Shares of beneficial interest	$81,765,264

Undistributed net investment income	1,876,324

Undistributed net realized gain (loss)	(20,153,005)

Unrealized appreciation	36,777,875

$100,266,458

Net Assets:
Series I	$32,888,733

Series II	$67,377,725

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,893,884

Series II	5,961,057

Series I:
Net asset value per share	$11.36

Series II:
Net asset value per share	$11.30

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends	$2,403,133

Dividends from affiliates	3,288

Total investment income	2,406,421

Expenses:
Advisory fees	137,949

Administrative services fees	72,757

Custodian fees	30,899

Distribution fees — Series II	199,351

Transfer agent fees	3,081

Trustees’ and officers’ fees and benefits	22,922

Professional services fees	36,531

Other	50,898

Total expenses	554,388

Less: Fees waived	(34,517)

Net expenses	519,871

Net investment income	1,886,550

Realized and unrealized gain from:
Net realized gain from:
Investment securities	5,309,625

Futures contracts	101,672

5,411,297

Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,201,474)

Futures contracts	(12,936)

(5,214,410)

Net realized and unrealized gain	196,887

Net increase in net assets resulting from operations	$2,083,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,886,550	$1,995,988

Net realized gain	5,411,297	800,753

Change in net unrealized appreciation (depreciation)	(5,214,410)	14,020,170

Net increase in net assets resulting from operations	2,083,437	16,816,911

Distributions to shareholders from net investment income:
Series I	(682,191)	(728,755)

Series II	(1,324,615)	(1,463,002)

Total distributions from net investment income	(2,006,806)	(2,191,757)

Share transactions–net:
Series I	(4,815,112)	(5,557,429)

Series II	(21,052,946)	(13,397,694)

Net increase (decrease) in net assets resulting from share transactions	(25,868,058)	(18,955,123)

Net increase (decrease) in net assets	(25,791,427)	(4,329,969)

Net assets:
Beginning of year	126,057,885	130,387,854

End of year (includes undistributed net investment income of $1,876,324 and $2,009,166, respectively)	$100,266,458	$126,057,885

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. S&P 500 Index Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. S&P 500 Index Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.28% and Series II shares to 0.53% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $34,517.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $22,757 for services provided by insurance companies.

Invesco V.I. S&P 500 Index Fund

  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$101,061,408	$110	$0	$101,061,518

Futures*	446	—	—	446

Total Investments	$101,061,854	$110	$0	$101,061,964

*	Unrealized appreciation.

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended December 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	12/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	12/31/11	Income

Invesco Ltd.	$120,733	$4,293	$(26,075)	$(13,420)	$(4,508)	$81,023	$2,157

Invesco V.I. S&P 500 Index Fund

NOTE 5—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$853	$(407)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$101,672

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(12,936)

Total	$88,736

*	The average notional value of futures outstanding during the period was $1,332,036.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500 Index	7	March-2012	$438,410	$446

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,271 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,006,806	$2,191,757

Invesco V.I. S&P 500 Index Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,858,926

Net unrealized appreciation — investments	31,466,476

Temporary book/tax differences	(8,677)

Capital loss carryforward	(14,815,531)

Shares of beneficial interest	81,765,264

Total net assets	$100,266,458

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $5,191,243 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total

December 31, 2013	$7,984,682	$	$7,984,682

December 31, 2014	5,449,556		5,449,556

December 31, 2017	1,381,293		1,381,293

Total capital loss carryforward	$14,815,531	$	$14,815,531

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $4,316,509 and $27,804,421, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$38,210,576

Aggregate unrealized (depreciation) of investment securities	(6,744,100)

Net unrealized appreciation of investment securities	$31,466,476

Cost of investments for tax purposes is $69,595,042.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation settlements and Real Estate Income Trust distributions, on December 31, 2011, undistributed net investment income was decreased by $12,586, undistributed net realized gain (loss) was increased by $8,803 and shares of beneficial interest increased by $3,783. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. S&P 500 Index Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	95,570	$1,079,344	114,148	$1,178,964

Series II	170,970	1,951,516	141,688	1,423,360

Issued as reinvestment of dividends:
Series I	66,816	682,191	73,537	728,755

Series II	130,376	1,324,615	148,378	1,463,002

Reacquired:
Series I	(566,020)	(6,576,647)	(723,269)	(7,465,148)

Series II	(2,129,902)	(24,329,077)	(1,577,214)	(16,284,056)

Net increase (decrease) in share activity	(2,232,190)	$(25,868,058)	(1,822,732)	$(18,955,123)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$11.42	$0.21	$(0.04)	$0.17	$(0.23)	$11.36	1.76%	$32,889	0.28	%(d)	0.31	%(d)	1.81	%(d)	4%
Year ended 12/31/10	10.14	0.19	1.29	1.48	(0.20)	11.42	14.87	37,651	0.28		0.42		1.79		6
Year ended 12/31/09	8.27	0.18	1.94	2.12	(0.25)	10.14	26.34	38,873	0.28	(e)	0.28	(e)	2.09	(e)	5
Year ended 12/31/08	13.46	0.23	(5.14)	(4.91)	(0.28)	8.27	(37.07)	33,801	0.30	(e)	0.30	(e)	2.01	(e)	14
Year ended 12/31/07	13.02	0.23	0.45	0.68	(0.24)	13.46	5.23	66,275	0.27		0.27		1.71		3

Series II
Year ended 12/31/11	11.35	0.18	(0.03)	0.15	(0.20)	11.30	1.53	67,378	0.53	(d)	0.56	(d)	1.56	(d)	4
Year ended 12/31/10	10.08	0.16	1.28	1.44	(0.17)	11.35	14.58	88,407	0.53		0.67		1.54		6
Year ended 12/31/09	8.21	0.16	1.93	2.09	(0.22)	10.08	26.06	91,515	0.53	(e)	0.53	(e)	1.84	(e)	5
Year ended 12/31/08	13.36	0.20	(5.11)	(4.91)	(0.24)	8.21	(37.27)	80,115	0.55	(e)	0.55	(e)	1.76	(e)	14
Year ended 12/31/07	12.92	0.20	0.45	0.65	(0.21)	13.36	5.00	152,984	0.52		0.52		1.46		3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for the periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $35,217 and $79,740 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is less than 0.005%

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$962.00	$1.38	$1,023.79	$1.43	0.28%

Series II	1,000.00	959.50	2.62	1,022.53	2.70	0.53

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VISDEWSP-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund performed generally in line with the S&P 500 Equal Weight Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.36%

Series II Shares	-0.66

S&P 500 Index▼ (Broad Market Index)	2.09

S&P 500 Equal Weight Index■ (Style-Specific Index)	-0.11

Lipper VUF Multi-Cap Core Funds Index▼ (Peer Group Index)	-1.44
Source(s): ▼Lipper Inc.; ■Invesco, Bloomberg L.P.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index (the S&P 500). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50 percent of the S&P 500’s value; however, the same 50 companies represent roughly 10 percent of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts. Changes to the Fund’s portfolio are the result of Standard & Poor’s either adding a security to, or deleting a security from, the S&P 500 Index. Changes are not the result of any stock selection model.
     The Fund also may invest in S&P 500 futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund
Market volatility persisted throughout the year ended December 31, 2011. A number of factors adversely affected investor sentiment during the year, including sluggish economic growth and persistently high unemployment in the U.S.; political unrest in the Middle East and northern Africa; and the reemergence of sovereign debt concerns in Greece and other eurozone countries. Following the earthquake and tsunami that struck Japan in March – which caused loss of life, a disruption in the supply chain and fears of a nuclear catastrophe – many market watchers were surprised that global markets merely stalled, rather than declined significantly.

     During the second half of the year, the debate on raising the U.S. debt ceiling began, and investor sentiment changed from complacency to concern. The president and Congress eventually reached an agreement to raise the debt ceiling and prevent a federal government default, but not before much political wrangling that left investors unsettled. Following the agreement, Standard & Poor’s issued its first-ever downgrade of long-term U.S. government debt. This caused the U.S. stock market to fall precipitously from its early-July highs.
     The U.S. stock market enjoyed a rally at the end of the reporting period as a full-blown financial contagion emanating from Europe did not materialize. Once eurozone leaders announced plans to more aggressively manage their sovereign debt problems, investors refocused their attention on investment opportunities in the U.S. Economic news at home was positive on balance and supportive of the stock market rally. Unemployment continued to inch lower, inflation remained tame as commodity prices slipped and consumer confidence and spending both increased despite a continued decline in home prices. The Federal Reserve continued to support the recovery by keeping short-term interest rates in a range of zero to 0.25% and by indicating no increase is likely until at least mid-2013.1
     On the geopolitical front, the war in Iraq officially ended in December. However, sovereign debt troubles in Europe continued to act as an overhang for the markets. In addition, a slowdown in global demand from China as its economy cooled was also a concern. Lastly, the U.S. debt burden still lingered given the failure of the congressional “super committee” to agree to long-term spending cuts. Despite these issues, the U.S. stock market remained resilient.

Portfolio Composition
By sector

Consumer Discretionary	16.2%

Financials	15.8

Information Technology	13.8

Industrials	12.2

Health Care	10.5

Energy	8.6

Consumer Staples	8.4

Utilities	6.6

Materials	6.2

Telecommunication Services	1.6

Money Market Funds Plus Other
Assets Less Liabilities	0.1

Top 10 Equity Holdings*

1.	Akamai Technologies, Inc.	0.2%

2.	Tenet Healthcare Corp.	0.2

3.	Masco Corp.	0.2

4.	Cintas Corp.	0.2

5.	DeVry, Inc.	0.2

6.	Zimmer Holdings, Inc.	0.2

7.	Weyerhaeuser Co.	0.2

8.	Cablevision Systems Corp.-Class A	0.2

9.	CF Industries Holdings, Inc.	0.2

10.	Juniper Networks, Inc.	0.2

Top Five Industries

1.	Multi-Utilities	3.0%

2.	Oil & Gas Exploration & Production	3.0

3.	Packaged Foods & Meats	2.8

4.	Health Care Equipment	2.7

5.	Semiconductors	2.6

Total Net Assets	$77.5 million

Total Number of Holdings*	501

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

     Major equity indexes delivered mixed performances, with the S&P 500 Index generating a positive return for the year. For the year, large-cap stocks generally outperformed small-cap stocks, and growth stocks, generally edged value stocks.
     The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500. On an absolute basis, the Fund posted negative returns for the reporting period. Sectors that contributed the most to overall Fund performance were the consumer discretionary, consumer staples, health care and utilities sectors. In addition, the Fund’s allocation to Equally Weighted S&P 500 futures contracts contributed to Fund performance. The financials, information technology and materials sectors contributed the least to the Fund’s overall performance.
     In the energy sector, El Paso and Cabot Oil & Gas were top contributors. El Paso operates in the natural gas transmission and exploration and production industries, while Cabot Oil & Gas is engaged in the development, exploitation and exploration of oil and gas properties.
     Also contributing to Fund performance were health care companies Intuitive Surgical and Biogen Idec. Intuitive Surgical designs, manufactures and markets da Vinci Surgical Systems, which are used to perform surgeries across multiple surgical specialties, including urology, gynecology, cardiothoracic surgery, transoral surgery and general surgery.
     Detracting from Fund performance were solar panel developers First Solar and MEMC Electronic Materials. During the year, First Solar announced job cuts, saying profits would be below Wall Street forecasts. MEMC Electronic Materials said it would cut staff and idle some facilities. At the heart of the downturn in the solar panel industry is a global glut of panels and huge excess production capacity that drove down prices by more than 40 percent in 2011.2 We sold our holdings in MEMC Electronic Materials before the close of the reporting period.
     At the close of 2011, many of the issues that plagued markets during the year remained unresolved – and seemed likely to contribute to continued high levels of volatility. In Europe, the sovereign debt crisis showed no signs of abating and appeared to have pushed economies in the region back into recession. While economic data thus far remained more resilient in the U.S., overall growth has clearly slowed across developed and emerging markets. That said, at the end of 2011, corporate balance sheets remained generally healthy and market valuations were attractive from a historical context.
     We would like to caution investors against making investment decisions based on short-term performance.
     We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund.

1	Source: U.S. Federal Reserve
2	Source: Reuters
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. He earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College, where she earned a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund
has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (11/9/94)		9.37%

10	Years	6.01

5	Years	1.34

1	Year	-0.36

Series II Shares

Inception (7/24/00)		5.73%

10	Years	5.74

5	Years	1.08

1	Year	-0.66
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.37% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.49% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Common stock risk. In general, common stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.
     Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
     Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index.
     The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core variable insurance underlying funds tracked by Lipper.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.95%
Advertising–0.42%
Interpublic Group of Cos., Inc. (The)	16,521	$160,749

Omnicom Group Inc.	3,632	161,915

		322,664

Aerospace & Defense–2.61%
Boeing Co. (The)	2,114	155,062

General Dynamics Corp.	2,375	157,724

Goodrich Corp.	1,223	151,285

Honeywell International Inc.	2,827	153,647

L-3 Communications Holdings, Inc.	2,329	155,298

Lockheed Martin Corp.	1,947	157,512

Northrop Grumman Corp.	2,697	157,720

Precision Castparts Corp.	962	158,528

Raytheon Co.	3,299	159,606

Rockwell Collins, Inc.	2,802	155,147

Textron Inc.	8,427	155,815

United Technologies Corp.	2,073	151,516

Xylem, Inc.	6,087	156,375

		2,025,235

Agricultural Products–0.20%
Archer-Daniels-Midland Co.(b)	5,421	155,041

Air Freight & Logistics–0.79%
C.H. Robinson Worldwide, Inc.	2,260	157,703

Expeditors International of Washington, Inc.	3,719	152,330

FedEx Corp.	1,768	147,646

United Parcel Service, Inc.–Class B	2,092	153,113

		610,792

Airlines–0.19%
Southwest Airlines Co.	17,242	147,592

Aluminum–0.19%
Alcoa Inc.	17,046	147,448

Apparel Retail–1.20%
Abercrombie & Fitch Co.–Class A	3,224	157,460

Gap, Inc. (The)	8,206	152,221

Limited Brands, Inc.	3,910	157,769

Ross Stores, Inc.	3,195	151,858

TJX Cos., Inc.	2,416	155,953

Urban Outfitters, Inc.(c)	5,649	155,687

		930,948

Apparel, Accessories & Luxury Goods–0.59%
Coach, Inc.	2,606	159,070

Polo Ralph Lauren Corp.	1,080	149,127

VF Corp.	1,168	148,324

		456,521

Application Software–0.95%
Adobe Systems Inc.(c)	5,324	150,510

Autodesk, Inc.(c)	4,813	145,978

Citrix Systems, Inc.(c)	2,342	142,206

Intuit Inc.	2,900	152,511

Salesforce.com, Inc.(c)	1,402	142,247

		733,452

Asset Management & Custody Banks–2.00%
Ameriprise Financial, Inc.	3,226	160,139

Bank of New York Mellon Corp. (The)	7,854	156,373

BlackRock, Inc.	881	157,029

Federated Investors, Inc.–Class B	10,195	154,454

Franklin Resources, Inc.	1,595	153,216

Invesco Ltd.(d)	7,805	156,802

Legg Mason, Inc.	6,387	153,607

Northern Trust Corp.	3,852	152,770

State Street Corp.	3,750	151,163

T. Rowe Price Group Inc.	2,764	157,410

		1,552,963

Auto Parts & Equipment–0.41%
BorgWarner, Inc.(c)	2,407	153,422

Johnson Controls, Inc.	5,185	162,083

		315,505

Automobile Manufacturers–0.20%
Ford Motor Co.	14,652	157,656

Automotive Retail–0.78%
AutoNation, Inc.(c)	4,198	154,781

AutoZone, Inc.(c)	458	148,836

CarMax, Inc.(c)	4,946	150,754

O’Reilly Automotive, Inc.(c)	1,879	150,226

		604,597

Biotechnology–0.82%
Amgen Inc.	2,500	160,525

Biogen Idec Inc.(c)	1,361	149,778

Celgene Corp.(c)	2,357	159,333

Gilead Sciences, Inc.(c)	4,041	165,398

		635,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Brewers–0.20%
Molson Coors Brewing Co.–Class B	3,521	$153,304

Broadcasting–0.61%
CBS Corp.–Class B	6,046	164,088

Discovery Communications, Inc.–Class A(c)	3,738	153,146

Scripps Networks Interactive–Class A	3,593	152,415

		469,649

Building Products–0.22%
Masco Corp.	16,395	171,820

Cable & Satellite–0.81%
Cablevision Systems Corp.–Class A	11,779	167,497

Comcast Corp.–Class A	6,437	152,621

DIRECTV–Class A(c)	3,576	152,910

Time Warner Cable Inc.	2,413	153,395

		626,423

Casinos & Gaming–0.41%
International Game Technology	9,565	164,518

Wynn Resorts Ltd.	1,421	157,006

		321,524

Coal & Consumable Fuels–0.59%
Alpha Natural Resources, Inc.(c)	7,654	156,371

CONSOL Energy Inc.	4,134	151,718

Peabody Energy Corp.	4,553	150,750

		458,839

Commercial Printing–0.19%
R. R. Donnelley & Sons Co.	10,465	151,010

Communications Equipment–1.61%
Cisco Systems, Inc.	8,370	151,330

F5 Networks, Inc.(c)	1,432	151,964

Harris Corp.	4,379	157,819

JDS Uniphase Corp.(c)	15,758	164,514

Juniper Networks, Inc.(c)	8,183	167,015

Motorola Mobility Holdings Inc.(c)	3,880	150,544

Motorola Solutions, Inc.	3,253	150,581

QUALCOMM Inc.	2,853	156,059

		1,249,826

Computer & Electronics Retail–0.40%
Best Buy Co., Inc.	6,476	151,344

GameStop Corp.–Class A(c)	6,434	155,253

		306,597

Computer Hardware–0.59%
Apple Inc.(c)	394	159,570

Dell Inc.(c)	9,995	146,227

Hewlett-Packard Co.	5,812	149,717

		455,514

Computer Storage & Peripherals–0.97%
EMC Corp.(c)	6,742	145,223

Lexmark International, Inc.–Class A	4,586	151,659

NetApp, Inc.(c)	4,205	152,515

SanDisk Corp.(c)	3,134	154,224

Western Digital Corp.(c)	4,851	150,139

		753,760

Construction & Engineering–0.60%
Fluor Corp.	3,122	156,881

Jacobs Engineering Group, Inc.(c)	3,772	153,068

Quanta Services, Inc.(c)	7,182	154,700

		464,649

Construction & Farm Machinery & Heavy Trucks–0.99%
Caterpillar Inc.	1,721	155,923

Cummins Inc.	1,719	151,306

Deere & Co.	2,047	158,335

Joy Global Inc.	1,997	149,715

PACCAR Inc.	4,146	155,351

		770,630

Construction Materials–0.20%
Vulcan Materials Co.	3,872	152,363

Consumer Electronics–0.21%
Harman International Industries, Inc.	4,280	162,811

Consumer Finance–0.77%
American Express Co.	3,203	151,085

Capital One Financial Corp.	3,461	146,366

Discover Financial Services	6,198	148,752

SLM Corp.	11,170	149,678

		595,881

Data Processing & Outsourced Services–1.77%
Automatic Data Processing, Inc.	2,892	156,197

Computer Sciences Corp.	5,791	137,247

Fidelity National Information Services, Inc.	5,908	157,094

Fiserv, Inc.(c)	2,614	153,546

MasterCard, Inc.–Class A	414	154,347

Paychex, Inc.	5,074	152,778

Total System Services, Inc.	7,817	152,901

Visa Inc.–Class A	1,540	156,356

Western Union Co.	8,446	154,224

		1,374,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Department Stores–0.94%
JC Penney Co., Inc.	4,600	$161,690

Kohl’s Corp.	3,076	151,801

Macy’s, Inc.	4,839	155,719

Nordstrom, Inc.	3,193	158,724

Sears Holdings Corp.(c)	3,253	103,380

		731,314

Distillers & Vintners–0.61%
Beam, Inc.	3,055	156,508

Brown-Forman Corp.–Class B	1,931	155,465

Constellation Brands, Inc.–Class A(c)	7,689	158,931

		470,904

Distributors–0.20%
Genuine Parts Co.	2,579	157,835

Diversified Banks–0.61%
Comerica Inc.	6,094	157,225

U.S. Bancorp	5,776	156,241

Wells Fargo & Co.(c)	5,780	159,297

		472,763

Diversified Chemicals–1.02%
Dow Chemical Co. (The)	5,696	163,817

E. I. du Pont de Nemours and Co.	3,414	156,293

Eastman Chemical Co.	4,087	159,638

FMC Corp.	1,776	152,807

PPG Industries, Inc.	1,856	154,958

		787,513

Diversified Metals & Mining–0.39%
Freeport-McMoRan Copper & Gold Inc.	4,059	149,331

Titanium Metals Corp.	10,106	151,388

		300,719

Diversified REIT’s–0.20%
Vornado Realty Trust	2,022	155,411

Diversified Support Services–0.42%
Cintas Corp.	4,925	171,439

Iron Mountain Inc.	4,978	153,323

		324,762

Drug Retail–0.40%
CVS Caremark Corp.	3,999	163,079

Walgreen Co.	4,399	145,431

		308,510

Education Services–0.43%
Apollo Group, Inc.–Class A(c)	2,994	161,287

DeVry, Inc.	4,403	169,339

		330,626

Electric Utilities–2.61%
American Electric Power Co., Inc.	3,786	156,400

Duke Energy Corp.	7,147	157,234

Edison International	3,821	158,189

Entergy Corp.	2,095	153,040

Exelon Corp.	3,497	151,665

FirstEnergy Corp.	3,457	153,145

NextEra Energy, Inc.	2,594	157,923

Northeast Utilities	4,309	155,426

Pepco Holdings, Inc.	7,752	157,365

Pinnacle West Capital Corp.	3,220	155,140

PPL Corp.	5,224	153,690

Progress Energy, Inc.	2,795	156,576

Southern Co.	3,371	156,043

		2,021,836

Electrical Components & Equipment–0.79%
Cooper Industries PLC (Ireland)	2,905	157,306

Emerson Electric Co.	3,056	142,379

Rockwell Automation, Inc.	2,089	153,270

Roper Industries, Inc.	1,807	156,974

		609,929

Electronic Components–0.40%
Amphenol Corp.–Class A	3,608	163,767

Corning Inc.	11,481	149,024

		312,791

Electronic Equipment & Instruments–0.19%
FLIR Systems, Inc.	5,964	149,517

Electronic Manufacturing Services–0.60%
Jabil Circuit, Inc.	7,732	152,011

Molex Inc.	6,598	157,429

TE Connectivity Ltd.	4,931	151,924

		461,364

Environmental & Facilities Services–0.60%
Republic Services, Inc.	5,675	156,346

Stericycle, Inc.(c)	1,962	152,879

Waste Management, Inc.	4,846	158,513

		467,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Fertilizers & Agricultural Chemicals–0.62%
CF Industries Holdings, Inc.	1,155	$167,452

Monsanto Co.	2,203	154,364

Mosaic Co. (The)	3,121	157,392

		479,208

Food Distributors–0.20%
Sysco Corp.	5,195	152,369

Food Retail–0.81%
Kroger Co. (The)	6,334	153,410

Safeway Inc.	7,300	153,592

SUPERVALU Inc.	20,050	162,806

Whole Foods Market, Inc.	2,269	157,877

		627,685

Footwear–0.20%
NIKE, Inc.–Class B	1,602	154,385

Gas Utilities–0.40%
AGL Resources Inc.	3,661	154,714

ONEOK, Inc.	1,829	158,556

		313,270

General Merchandise Stores–0.78%
Big Lots, Inc.(c)	4,100	154,816

Dollar Tree, Inc.(c)	1,812	150,595

Family Dollar Stores, Inc.	2,592	149,455

Target Corp.	2,884	147,719

		602,585

Gold–0.19%
Newmont Mining Corp.	2,414	144,864

Health Care Distributors–0.78%
AmerisourceBergen Corp.	4,086	151,958

Cardinal Health, Inc.	3,668	148,958

McKesson Corp.	1,932	150,522

Patterson Cos. Inc.	5,259	155,246

		606,684

Health Care Equipment–2.66%
Baxter International Inc.	3,123	154,526

Becton, Dickinson and Co.	2,125	158,780

Boston Scientific Corp.(c)	29,219	156,029

C.R. Bard, Inc.	1,742	148,941

CareFusion Corp.(c)	6,247	158,736

Covidien PLC (Ireland)	3,465	155,960

Edwards Lifesciences Corp.(c)	2,227	157,449

Intuitive Surgical, Inc.(c)	347	160,664

Medtronic, Inc.	4,238	162,104

St. Jude Medical, Inc.	4,557	156,305

Stryker Corp.	3,249	161,508

Varian Medical Systems, Inc.(c)	2,375	159,434

Zimmer Holdings, Inc.	3,160	168,807

		2,059,243

Health Care Facilities–0.22%
Tenet Healthcare Corp.(c)	33,978	174,307

Health Care Services–1.00%
DaVita, Inc.(c)	2,024	153,439

Express Scripts, Inc.(c)	3,450	154,181

Laboratory Corp. of America Holdings(c)	1,839	158,099

Medco Health Solutions, Inc.(c)	2,748	153,613

Quest Diagnostics Inc.	2,669	154,962

		774,294

Health Care Supplies–0.20%
DENTSPLY International Inc.	4,332	151,577

Health Care Technology–0.21%
Cerner Corp.(c)	2,664	163,170

Home Entertainment Software–0.20%
Electronic Arts Inc.(c)	7,425	152,955

Home Furnishings–0.20%
Leggett & Platt, Inc.	6,898	158,930

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	3,715	156,178

Lowe’s Cos., Inc.	6,002	152,331

Orchard Supply Hardware Stores Corp.–Class A(c)	113	826

		309,335

Homebuilding–0.62%
D.R. Horton, Inc.	12,515	157,814

Lennar Corp.–Class A	8,000	157,200

PulteGroup Inc.(c)	26,074	164,527

		479,541

Homefurnishing Retail–0.18%
Bed Bath & Beyond Inc.(c)	2,452	142,142

Hotels, Resorts & Cruise Lines–0.80%
Carnival Corp.	4,432	144,660

Marriott International Inc.–Class A	5,257	153,347

Starwood Hotels & Resorts Worldwide, Inc.	3,306	158,589

Wyndham Worldwide Corp.	4,310	163,047

		619,643

Household Appliances–0.20%
Whirlpool Corp.	3,220	152,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Household Products–0.80%
Clorox Co. (The)	2,309	$153,687

Colgate-Palmolive Co.	1,670	154,291

Kimberly-Clark Corp.	2,106	154,918

Procter & Gamble Co. (The)	2,304	153,700

		616,596

Housewares & Specialties–0.21%
Newell Rubbermaid Inc.	10,018	161,791

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	5,538	157,611

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	1,818	151,476

Wal-Mart Stores, Inc.	2,576	153,942

		305,418

Independent Power Producers & Energy Traders–0.59%
AES Corp. (The)(c)	13,059	154,619

Constellation Energy Group Inc.	3,854	152,888

NRG Energy, Inc.(c)	8,201	148,602

		456,109

Industrial Conglomerates–0.80%
3M Co.	1,903	155,532

Danaher Corp.	3,238	152,316

General Electric Co.	8,829	158,127

Tyco International Ltd.	3,347	156,338

		622,313

Industrial Gases–0.60%
Air Products & Chemicals, Inc.	1,818	154,876

Airgas, Inc.	1,961	153,115

Praxair, Inc.	1,446	154,577

		462,568

Industrial Machinery–1.78%
Dover Corp.	2,674	155,226

Eaton Corp.	3,559	154,923

Flowserve Corp.	1,539	152,854

Illinois Tool Works Inc.	3,264	152,461

Ingersoll-Rand PLC (Ireland)	4,899	149,273

Pall Corp.	2,652	151,562

Parker Hannifin Corp.	2,001	152,576

Snap-On Inc.	3,033	153,530

Stanley Black & Decker Inc.	2,379	160,820

		1,383,225

Industrial REIT’s–0.20%
Prologis, Inc.	5,464	156,216

Insurance Brokers–0.40%
Aon Corp.	3,347	156,640

Marsh & McLennan Cos., Inc.	4,936	156,076

		312,716

Integrated Oil & Gas–1.39%
Chevron Corp.	1,488	158,323

ConocoPhillips	2,194	159,877

Exxon Mobil Corp.	1,872	158,671

Hess Corp.	2,764	156,995

Murphy Oil Corp.	2,876	160,308

Occidental Petroleum Corp.	1,681	157,510

WPX Energy Inc.(c)	7,020	127,553

		1,079,237

Integrated Telecommunication Services–1.01%
AT&T Inc.	5,204	157,369

CenturyLink Inc.	4,244	157,877

Frontier Communications Corp.	30,525	157,204

Verizon Communications Inc.	3,872	155,344

Windstream Corp.	12,968	152,244

		780,038

Internet Retail–0.95%
Amazon.com, Inc.(c)	828	143,327

Expedia Inc.	5,637	163,586

Netflix Inc.(c)	2,150	148,973

Priceline.com Inc.(c)	328	153,409

TripAdvisor Inc.(c)	5,092	128,369

		737,664

Internet Software & Services–1.04%
Akamai Technologies, Inc.(c)	5,634	181,865

eBay Inc.(c)	4,939	149,800

Google Inc.–Class A(c)	239	154,370

VeriSign, Inc.	4,325	154,489

Yahoo! Inc.(c)	10,038	161,913

		802,437

Investment Banking & Brokerage–0.79%
Charles Schwab Corp. (The)	13,841	155,850

E*TRADE Financial Corp.(c)	19,453	154,846

Goldman Sachs Group, Inc. (The)	1,666	150,656

Morgan Stanley	10,025	151,678

		613,030

IT Consulting & Other Services–0.96%
Accenture PLC–Class A (Ireland)	2,760	146,915

Cognizant Technology Solutions Corp.–Class A(c)	2,292	147,398

International Business Machines Corp.	817	150,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

IT Consulting & Other Services–(continued)

SAIC, Inc.(c)	12,340	$151,659

Teradata Corp.(c)	3,047	147,810

		744,012

Leisure Products–0.37%
Hasbro, Inc.	4,414	140,762

Mattel, Inc.	5,372	149,127

		289,889

Life & Health Insurance–1.41%
Aflac, Inc.	3,670	158,764

Lincoln National Corp.	8,112	157,535

MetLife, Inc.	4,967	154,871

Principal Financial Group, Inc.	6,379	156,923

Prudential Financial, Inc.	3,124	156,575

Torchmark Corp.	3,563	154,599

Unum Group	7,297	153,748

		1,093,015

Life Sciences Tools & Services–1.00%
Agilent Technologies, Inc.(c)	4,487	156,731

Life Technologies Corp.(c)	3,861	150,231

PerkinElmer, Inc.	8,086	161,720

Thermo Fisher Scientific, Inc.(c)	3,425	154,022

Waters Corp.(c)	2,096	155,209

		777,913

Managed Health Care–1.18%
Aetna Inc.	3,718	156,862

CIGNA Corp.	3,543	148,806

Coventry Health Care, Inc.(c)	4,873	147,993

Humana Inc.	1,771	155,157

UnitedHealth Group, Inc.	3,064	155,284

WellPoint Inc.	2,311	153,104

		917,206

Metal & Glass Containers–0.40%
Ball Corp.	4,327	154,517

Owens-Illinois, Inc.(c)	8,210	159,110

		313,627

Motorcycle Manufacturers–0.21%
Harley-Davidson, Inc.	4,092	159,056

Movies & Entertainment–0.82%
News Corp.–Class A	8,844	157,777

Time Warner Inc.	4,341	156,884

Viacom Inc.–Class B	3,512	159,480

Walt Disney Co. (The)	4,251	159,412

		633,553

Multi-Line Insurance–0.99%
American International Group, Inc.(c)	6,428	149,130

Assurant, Inc.	3,810	156,439

Genworth Financial Inc.–Class A(c)	23,991	157,141

Hartford Financial Services Group, Inc.	9,590	155,837

Loews Corp.	4,043	152,219

		770,766

Multi-Sector Holdings–0.20%
Leucadia National Corp.	6,813	154,928

Multi-Utilities–3.04%
Ameren Corp.	4,735	156,870

CenterPoint Energy, Inc.	7,813	156,963

CMS Energy Corp.	7,195	158,866

Consolidated Edison, Inc.	2,511	155,757

Dominion Resources, Inc.	2,965	157,382

DTE Energy Co.	2,904	158,123

Integrys Energy Group, Inc.	2,904	157,339

NiSource Inc.	6,665	158,694

PG&E Corp.	3,756	154,822

Public Service Enterprise Group Inc.	4,799	158,415

SCANA Corp.	3,510	158,161

Sempra Energy	2,848	156,640

TECO Energy, Inc.	8,198	156,910

Wisconsin Energy Corp.	4,490	156,970

Xcel Energy, Inc.	5,685	157,133

		2,359,045

Office Electronics–0.19%
Xerox Corp.	18,843	149,990

Office REIT’s–0.20%
Boston Properties, Inc.	1,564	155,774

Office Services & Supplies–0.40%
Avery Dennison Corp.	5,469	156,851

Pitney Bowes Inc.	8,188	151,805

		308,656

Oil & Gas Drilling–0.99%
Diamond Offshore Drilling, Inc.	2,765	152,794

Helmerich & Payne, Inc.	2,691	157,047

Nabors Industries Ltd.(c)	8,971	155,557

Noble Corp.(c)	4,907	148,289

Rowan Cos., Inc.(c)	5,027	152,469

		766,156

Oil & Gas Equipment & Services–1.22%
Baker Hughes Inc.	3,269	159,004

Cameron International Corp.(c)	3,158	155,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Oil & Gas Equipment & Services–(continued)

FMC Technologies, Inc.(c)	3,039	$158,727

Halliburton Co.	4,728	163,163

National Oilwell Varco Inc.	2,291	155,765

Schlumberger Ltd.	2,243	153,220

		945,221

Oil & Gas Exploration & Production–2.97%
Anadarko Petroleum Corp.	2,058	157,087

Apache Corp.	1,691	153,171

Cabot Oil & Gas Corp.	2,024	153,622

Chesapeake Energy Corp.	6,535	145,665

Denbury Resources Inc.(c)	10,052	151,785

Devon Energy Corp.	2,483	153,946

EOG Resources, Inc.	1,537	151,410

EQT Corp.	2,762	151,330

Marathon Oil Corp.	5,484	160,517

Newfield Exploration Co.(c)	4,057	153,071

Noble Energy, Inc.	1,667	157,348

Pioneer Natural Resources Co.	1,784	159,632

QEP Resources Inc.	5,201	152,389

Range Resources Corp.	2,494	154,478

Southwestern Energy Co.(c)	4,483	143,187

		2,298,638

Oil & Gas Refining & Marketing–0.81%
Marathon Petroleum Corp.	4,698	156,396

Sunoco, Inc.	3,838	157,435

Tesoro Corp.(c)	6,795	158,731

Valero Energy Corp.	7,318	154,044

		626,606

Oil & Gas Storage & Transportation–0.65%
El Paso Corp.	6,012	159,739

Spectra Energy Corp.	5,105	156,978

Williams Cos., Inc. (The)(c)	1,083	29,252

Williams Cos., Inc. (The)	4,844	159,949

		505,918

Other Diversified Financial Services–0.60%
Bank of America Corp.	28,882	160,584

Citigroup Inc.	5,768	151,756

JPMorgan Chase & Co.	4,708	156,541

		468,881

Packaged Foods & Meats–2.77%
Campbell Soup Co.	4,589	152,538

ConAgra Foods, Inc.	5,901	155,787

Dean Foods Co.(c)	14,009	156,901

General Mills, Inc.	3,780	152,750

H.J. Heinz Co.	2,834	153,149

Hershey Co. (The)	2,527	156,118

Hormel Foods Corp.	5,252	153,831

J M Smucker Co. (The)	1,955	152,822

Kellogg Co.	3,079	155,705

Kraft Foods Inc.–Class A	4,115	153,737

McCormick & Co., Inc.	3,080	155,294

Mead Johnson Nutrition Co.	2,058	141,446

Sara Lee Corp.	8,152	154,236

Tyson Foods, Inc.–Class A	7,372	152,158

		2,146,472

Paper Packaging–0.39%
Bemis Co., Inc.	5,126	154,190

Sealed Air Corp.	8,620	148,350

		302,540

Paper Products–0.41%
International Paper Co.	5,430	160,728

MeadWestvaco Corp.	5,215	156,189

		316,917

Personal Products–0.40%
Avon Products, Inc.	8,982	156,916

Estee Lauder Cos. Inc. (The)–Class A	1,388	155,900

		312,816

Pharmaceuticals–2.39%
Abbott Laboratories	2,735	153,789

Allergan, Inc.	1,794	157,406

Bristol-Myers Squibb Co.	4,388	154,633

Eli Lilly & Co.	3,705	153,980

Forest Laboratories, Inc.(c)	5,172	156,505

Hospira, Inc.(c)	5,192	157,681

Johnson & Johnson	2,334	153,064

Merck & Co., Inc.	4,142	156,153

Mylan Inc.(c)	7,192	154,340

Perrigo Co.	1,529	148,772

Pfizer Inc.	7,141	154,531

Watson Pharmaceuticals, Inc.(c)	2,497	150,669

		1,851,523

Property & Casualty Insurance–1.59%
ACE Ltd. (Switzerland)	2,249	157,700

Allstate Corp. (The)	5,679	155,661

Berkshire Hathaway Inc.–Class B(c)	1,998	152,447

Chubb Corp. (The)	2,228	154,222

Cincinnati Financial Corp.	5,008	152,544

Progressive Corp. (The)	8,043	156,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Travelers Cos., Inc. (The)	2,621	$155,085

XL Group PLC (Ireland)	7,646	151,161

		1,235,739

Publishing–0.61%
Gannett Co., Inc.	11,624	155,413

McGraw-Hill Cos., Inc. (The)	3,512	157,935

Washington Post Co. (The)–Class B	424	159,767

		473,115

Railroads–0.61%
CSX Corp.	7,357	154,938

Norfolk Southern Corp.	2,157	157,159

Union Pacific Corp.	1,503	159,228

		471,325

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(c)	9,934	151,195

Regional Banks–2.06%
BB&T Corp.	6,244	157,162

Fifth Third Bancorp	12,442	158,262

First Horizon National Corp.	20,240	161,920

Huntington Bancshares Inc.	29,505	161,982

KeyCorp	20,917	160,852

M&T Bank Corp.	2,063	157,489

PNC Financial Services Group, Inc.	2,725	157,151

Regions Financial Corp.	37,640	161,852

SunTrust Banks, Inc.	9,113	161,300

Zions Bancorp.	9,965	162,230

		1,600,200

Research & Consulting Services–0.40%
Dun & Bradstreet Corp. (The)	2,121	158,715

Equifax Inc.	3,980	154,185

		312,900

Residential REIT’s–0.60%
Apartment Investment & Management Co.–Class A	6,888	157,804

AvalonBay Communities, Inc.	1,166	152,279

Equity Residential	2,688	153,297

		463,380

Restaurants–1.01%
Chipotle Mexican Grill, Inc.(c)	471	159,076

Darden Restaurants, Inc.	3,438	156,704

McDonald’s Corp.	1,539	154,408

Starbucks Corp.	3,453	158,872

Yum! Brands, Inc.	2,601	153,485

		782,545

Retail REIT’s–0.40%
Kimco Realty Corp.	9,310	151,194

Simon Property Group, Inc.	1,217	156,920

		308,114

Semiconductor Equipment–0.80%
Applied Materials, Inc.	14,538	155,702

KLA-Tencor Corp.	3,261	157,343

Novellus Systems, Inc.(c)	3,737	154,301

Teradyne, Inc.(c)	11,376	155,055

		622,401

Semiconductors–2.65%
Advanced Micro Devices, Inc.(c)	29,275	158,085

Altera Corp.	4,405	163,425

Analog Devices, Inc.	4,390	157,074

Broadcom Corp.–Class A(c)	5,228	153,494

First Solar, Inc.(c)	4,705	158,841

Intel Corp.	6,464	156,752

Linear Technology Corp.	5,183	155,645

LSI Corp.(c)	27,709	164,868

Microchip Technology Inc.	4,355	159,524

Micron Technology, Inc.(c)	26,441	166,314

NVIDIA Corp.(c)	11,115	154,054

Texas Instruments Inc.	5,233	152,333

Xilinx, Inc.	4,811	154,241

		2,054,650

Soft Drinks–0.79%
Coca-Cola Co. (The)	2,232	156,173

Coca-Cola Enterprises, Inc.	5,825	150,169

Dr. Pepper Snapple Group, Inc.	3,853	152,116

PepsiCo, Inc.	2,320	153,932

		612,390

Specialized Consumer Services–0.21%
H&R Block, Inc.	9,777	159,658

Specialized Finance–0.98%
CME Group Inc.	620	151,076

IntercontinentalExchange Inc.(c)	1,275	153,701

Moody’s Corp.	4,620	155,602

NASDAQ OMX Group, Inc. (The)(c)	6,249	153,163

NYSE Euronext	5,724	149,396

		762,938

Specialized REIT’s–1.44%
HCP, Inc.	3,849	159,464

Health Care REIT, Inc.	2,884	157,264

Host Hotels & Resorts Inc.	10,819	159,797

Plum Creek Timber Co., Inc.	4,260	155,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Specialized REIT’s–(continued)

Public Storage	1,169	$157,184

Ventas, Inc.	2,838	156,459

Weyerhaeuser Co.	8,993	167,899

		1,113,813

Specialty Chemicals–0.80%
Ecolab Inc.	2,743	158,573

International Flavors & Fragrances Inc.	2,894	151,703

Sherwin-Williams Co. (The)	1,773	158,276

Sigma-Aldrich Corp.	2,377	148,467

		617,019

Specialty Stores–0.40%
Staples, Inc.	10,665	148,137

Tiffany & Co.	2,397	158,825

		306,962

Steel–0.79%
Allegheny Technologies, Inc.	3,358	160,512

Cliffs Natural Resources Inc.	2,347	146,336

Nucor Corp.	3,851	152,384

United States Steel Corp.	5,805	153,600

		612,832

Systems Software–1.11%
BMC Software, Inc.(c)	4,527	148,395

CA, Inc.	7,463	150,865

Microsoft Corp.(b)	5,776	149,945

Oracle Corp.	5,140	131,841

Red Hat, Inc.(c)	3,152	130,146

Symantec Corp.(c)	9,714	152,024

		863,216

Thrifts & Mortgage Finance–0.40%
Hudson City Bancorp, Inc.	25,030	156,438

People’s United Financial Inc.	12,092	155,382

		311,820

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)(c)	11,058	156,692

Tobacco–0.80%
Altria Group, Inc.	5,153	152,786

Lorillard, Inc.	1,389	158,346

Philip Morris International Inc.	1,985	155,783

Reynolds American Inc.	3,693	152,964

		619,879

Trading Companies & Distributors–0.41%
Fastenal Co.	3,625	158,086

W.W. Grainger, Inc.	838	156,865

		314,951

Trucking–0.20%
Ryder System, Inc.	2,958	157,188

Wireless Telecommunication Services–0.60%
American Tower Corp.–Class A	2,538	152,305

MetroPCS Communications, Inc.(c)	18,029	156,492

Sprint Nextel Corp.(c)	66,749	156,193

		464,990

Total Common Stocks & Other Equity Interests (Cost $42,166,529)		77,483,245

Preferred Stocks–0.00%
Orchard Supply Hardware Stores Corp.–Series A–Pfd. (Cost $0)	113	0

Money Market Funds–0.13%
Liquid Assets Portfolio–Institutional Class(e)	49,993	49,993

Premier Portfolio–Institutional Class(e)	49,992	49,992

Total Money Market Funds (Cost $99,985)		99,985

TOTAL INVESTMENTS–100.08% (Cost $42,266,514)		77,583,230

OTHER ASSETS LESS LIABILITIES–(0.08)%		(62,299)

NET ASSETS–100.00%		$77,520,931

Investment Abbreviations:

REIT	– Real Estate Investment Trust
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(c)	Non-income producing security.
(d)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $42,010,508)	$77,326,443

Investments in affiliates, at value (Cost $256,006)	256,787

Total investments, at value (Cost $42,266,514)	77,583,230

Receivable for:
Investments sold	155,416

Dividends	111,504

Investment for trustee deferred compensation and retirement plans	6,129

Other assets	2,796

Total assets	77,859,075

Liabilities:
Payable for:
Investments purchased	156,788

Fund shares reacquired	10,922

Variation margin	792

Accrued fees to affiliates	118,588

Accrued other operating expenses	42,108

Trustee deferred compensation and retirement plans	8,946

Total liabilities	338,144

Net assets applicable to shares outstanding	$77,520,931

Net assets consist of:
Shares of beneficial interest	$32,935,793

Undistributed net investment income	1,220,027

Undistributed net realized gain	8,042,498

Unrealized appreciation	35,322,613

$77,520,931

Net Assets:
Series I	$35,997,999

Series II	$41,522,932

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	1,964,363

Series II	2,294,779

Series I:
Net asset value per share	$18.33

Series II:
Net asset value per share	$18.09

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends	$1,661,102

Dividends from affiliates	4,728

Total investment income	1,665,830

Expenses:
Advisory fees	107,120

Administrative services fees	199,164

Custodian fees	64,482

Distribution fees — Series II	121,532

Transfer agent fees	2,190

Trustees’ and officers’ fees and benefits	21,123

Professional services fees	33,087

Other	29,313

Total expenses	578,011

Less: Fees waived and expenses reimbursed	(127,807)

Net expenses	450,204

Net investment income	1,215,626

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	10,895,011

Futures contracts	32,196

10,927,207

Change in net unrealized appreciation (depreciation) of:
Investment securities	(12,103,599)

Futures contracts	(9,354)

(12,112,953)

Net realized and unrealized gain (loss)	(1,185,746)

Net increase in net assets resulting from operations	$29,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,215,626	$1,408,741

Net realized gain	10,927,207	8,745,848

Change in net unrealized appreciation (depreciation)	(12,112,953)	8,613,235

Net increase in net assets resulting from operations	29,880	18,767,824

Distributions to shareholders from net investment income:
Series I	(694,111)	(629,718)

Series II	(682,257)	(710,006)

Total distributions from net investment income	(1,376,368)	(1,339,724)

Share transactions–net:
Series I	(6,950,303)	(7,540,299)

Series II	(13,497,863)	(11,702,914)

Net increase (decrease) in net assets resulting from share transactions	(20,448,166)	(19,243,213)

Net increase (decrease) in net assets	(21,794,654)	(1,815,113)

Net assets:
Beginning of year	99,315,585	101,130,698

End of year (includes undistributed net investment income of $1,220,027 and $1,403,702, respectively)	$77,520,931	$99,315,585

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The investment objective’s is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent each Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is such Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.37% and Series II shares to 0.62% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $107,120 and reimbursed Fund expenses of $20,687.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $149,164 for services provided by insurance companies.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$77,582,404	$826	$—	$77,583,230

Futures*	5,897	—	—	5,897

Total Investments	$77,588,301	$826	$—	$77,589,127

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	$5,897	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Equity risk	$32,196

Change in Unrealized Appreciation (Depreciation)
Equity risk	(9,354)

Total	$22,842

*	The average notional value of futures outstanding during the period was $897,610.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

E-Mini S&P 500 Index	3	March-2012	$187,890	$5,897

NOTE 5—Investments in Other Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended December 31, 2011.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	12/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	12/31/11	Income

Invesco Ltd.	$206,651	$33,196	$(55,935)	$(19,073)	$(8,037)	$156,802	$3,756

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,238 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,376,368	$1,339,724

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,188,885

Undistributed long-term gain	9,914,497

Net unrealized appreciation — investments	33,490,506

Temporary book/tax differences	(8,750)

Shares of beneficial interest	32,935,793

Total net assets	$77,520,931

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $18,446,319 and $38,540,660, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$34,947,048

Aggregate unrealized (depreciation) of investment securities	(1,456,542)

Net unrealized appreciation of investment securities	$33,490,506

Cost of investments for tax purposes is $44,092,724.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain/loss reclass and real estate investment trust distributions, on December 31, 2011, undistributed net investment income was decreased by $22,933, undistributed net realized gain was increased by $22,933. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	15,291	$301,389	36,273	$613,769

Series II	70,617	1,284,479	70,709	1,148,335

Issued as reinvestment of dividends:
Series I	42,093	694,111	39,137	629,719

Series II	41,882	682,257	44,654	710,006

Reacquired:
Series I	(418,313)	(7,945,803)	(525,472)	(8,783,787)

Series II	(820,784)	(15,464,599)	(829,357)	(13,561,255)

Net increase (decrease) in share activity	(1,069,214)	$(20,448,166)	(1,164,056)	$(19,243,213)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 96% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$18.78	$0.29	$(0.40)	$(0.11)	$(0.34)	$—	$(0.34)	$18.33	(0.36)%	$35,998	0.37	%(d)	0.51	%(d)	1.50	%(d)	21%
Year ended 12/31/10	15.69	0.26	3.07	3.33	(0.24)	—	(0.24)	18.78	21.51	43,669	0.35		0.40		1.59		21
Year ended 12/31/09	11.61	0.22	4.75	4.97	(0.34)	(0.55)	(0.89)	15.69	45.08	43,553	0.37	(e)	0.37	(e)	1.72	(e)	13
Year ended 12/31/08	25.37	0.32	(8.73)	(8.41)	(0.45)	(4.90)	(5.35)	11.61	(40.02)	36,814	0.31	(e)	0.31	(e)	1.70	(e)	32
Year ended 12/31/07	27.75	0.41	0.20	0.61	(0.42)	(2.57)	(2.99)	25.37	1.47	77,688	0.28		0.28		1.48		17

Series II
Year ended 12/31/11	18.53	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	18.09	(0.66)	41,523	0.62	(d)	0.76	(d)	1.25	(d)	21
Year ended 12/31/10	15.49	0.22	3.03	3.25	(0.21)	—	(0.21)	18.53	21.19	55,646	0.60		0.65		1.34		21
Year ended 12/31/09	11.45	0.19	4.69	4.88	(0.29)	(0.55)	(0.84)	15.49	44.79	57,578	0.62	(e)	0.62	(e)	1.47	(e)	13
Year ended 12/31/08	25.08	0.27	(8.63)	(8.36)	(0.37)	(4.90)	(5.27)	11.45	(40.19)	46,447	0.56	(e)	0.56	(e)	1.45	(e)	32
Year ended 12/31/07	27.47	0.34	0.19	0.53	(0.35)	(2.57)	(2.92)	25.08	1.23	99,861	0.53		0.53		1.23		17

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $40,654 and $48,613 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009 and 2008, respectively.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$1,078.80	$1.91	$1,022.96	$1.86	0.37%

Series II	1,000.00	1,077.70	3.19	1,021.72	3.11	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Invesco V.I. Small Cap Equity Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VISCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco V.I. Small Cap Equity Fund produced negative returns but outperformed the Fund’s style-specific index, the Russell 2000 Index. The Fund’s returns were driven primarily by stock selection across a number of sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.73%

Series II Shares	-0.98

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 2000 Index▼ (Style-Specific Index)	-4.18

Lipper VUF Small-Cap Core Funds Index▼ (Peer Group Index)	-3.21

Source(s): ▼Lipper Inc.

How we invest
Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.
     We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis:
■	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.

■	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

■	Timeliness analysis. Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deteriorating. This also serves as a risk management measure that helps us confirm our high conviction candidates.
     Portfolio construction plays an important role in risk management. We align the Fund with the S&P SmallCap 600 Index, the benchmark we believe represents the small cap core asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with that index by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing, typically, in 120 to 130 holdings.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data.
     Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, economic growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     The Fund produced negative returns but outperformed the Russell 2000 Index primarily due to stock selection in the information technology (IT), health care, consumer discretionary, materials, energy and industrials sectors. The Fund underperformed in other sectors, including financials, utilities and telecommunication services.
     The Fund outperformed by the widest margin in the IT sector, driven by stock selection. The leading contributor to

Portfolio Composition
By sector

Information Technology	18.2%

Industrials	16.0

Consumer Discretionary	14.8

Financials	14.8

Health Care	14.1

Energy	6.5

Materials	6.1

Consumer Staples	4.7

Utilities	2.1

Telecommunication Services	0.2

Money Market Funds Plus
Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*

1.	ViroPharma Inc.	1.8%

2.	Team, Inc.	1.3

3.	Old Dominion Freight Line, Inc.	1.3

4.	Novellus Systems, Inc.	1.3

5.	GNC Holdings, Inc.-Class A	1.3

6.	Texas Capital Bancshares, Inc.	1.2

7.	TreeHouse Foods, Inc.	1.2

8.	Questcor Pharmaceuticals, Inc.	1.2

9.	OSI Systems, Inc.	1.2

10.	Genesco Inc.	1.2

Top Five Industries*

1.	Apparel Retail	4.7%

2.	Oil & Gas Equipment & Services	4.4

3.	Regional Banks	4.3

4.	Pharmaceuticals	3.9

5.	Environmental & Facilities Services	3.1

Total Net Assets	$272.0 million

Total Number of Holdings*	111

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Small Cap Equity Fund

Fund performance in this sector, and one of the top Fund contributors during the reporting period, was semiconductor and memory chip producer NetLogic. Net-Logic benefited first from the continued expansion of the smartphone market and then, in September, was acquired at a premium. We sold our holdings in Net-Logic, locking in gains for shareholders. Semiconductor equipment maker Novellus Systems also agreed to a buyout at a substantial premium and benefited Fund performance. OSI Systems was another contributor to performance in this sector, as they reported solid earnings and investors appreciated the visibility of the company’s near-term earnings given a strong backlog and continued new business wins relative to peers.
     The Fund also outperformed in the health care sector, driven by stock selection in the pharmaceuticals, biotechnology and life sciences tools and services industries. Questcor Pharmaceuticals was the leading contributor to Fund performance during the reporting period based on continued strong sales growth. Profits almost doubled on the strength of the company’s multi-use drug targeting central nervous system conditions. Shares of specialty pharmaceutical company ViroPharma rallied as management announced that a supplementary Food and Drug Administration approval may entitle the company’s most profitable drug to three years of exclusivity. Healthspring agreed to a buyout offer during the reporting period at a substantial premium to its previous closing price. We considered the offer to be at or above fair value and sold our position in the stock for a profit.
     Outperformance in the consumer discretionary sector was driven by stock selection in the retailing industry group. The leading contributors in this sector were nutritional supplement retailer GNC Holdings and mall-based shoe and headgear retailer Genesco. Dillard’s also benefited from strong earnings growth, driven primarily by significantly improved inventory management as well as revenue growth.
     Some of this outperformance was offset by underperformance in other sectors, including financials, utilities and telecommunication services. The Fund underperformed by the widest margin in the financials sector due to stock selection. One holding that detracted from performance was boutique investment banking firm KBW, which underperformed as merger and acquisition activity was weaker than expected during the year. We eliminated KBW from the Fund prior to the close of the reporting period. Real estate property manager Jones Lang LaSalle also underperformed due to weakness in the property market during much of the year.
     In the relatively small telecommunication services sector (which accounts for less than 1% of the Russell 2000 Index1), Fund holding Alaska Communications Systems detracted from performance. Despite the stock’s weak performance, the Fund continued to own Alaska Communications Systems based on the strong growth potential fueled by oil and gas, military and enterprise expansion.
     Utilities account for just 3.4% of the Russell 2000 Index1, but our underweight position in this very strong-performing sector detracted from the Fund’s performance.
     Throughout the year, the Fund maintained a “barbell” strategy in positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the reporting period were moderate within this framework; however the most significant changes included reduced exposure to the consumer discretionary, energy, financials and industrials sectors. We increased our exposure to the health care and consumer staples sectors.
     As we’ve discussed, the stock market experienced significant volatility during the year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco V.I. Small Cap Equity Fund.
1 Source: Frank Russell Co.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Juliet Ellis
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a B.A. in economics and political science from Indiana University.

Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Small Cap Equity Fund. He joined Invesco in 2004. Mr. Hartsfield earned a B.A. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Since Fund Inception
Fund data from 8/29/03; index data from 8/31/03
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (8/29/03)	7.09%

5 Years	2.26

1 Year	-0.73

Series II Shares

Inception (8/29/03)	6.84%

5 Years	2.00

1 Year	-0.98
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.
Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or expenses in the past, performance would have been lower.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Counterparty risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
     Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Initial public offering risk. Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
     The S&P SmallCap 600 is a market-value weighted index that consists of 600 small-cap U.S. stocks chosen for market size, liquidity and industry group representation.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.45%
Advertising–1.00%
Interpublic Group of Cos., Inc. (The)	278,700	$2,711,751

Aerospace & Defense–2.49%
AAR Corp.	111,330	2,134,196

Aerovironment Inc.(b)	59,454	1,871,017

Triumph Group Inc.	47,453	2,773,628

		6,778,841

Agricultural Products–2.00%
Corn Products International, Inc.	53,674	2,822,716

Darling International Inc.(b)	197,504	2,624,828

		5,447,544

Air Freight & Logistics–0.65%
UTI Worldwide, Inc.	133,538	1,774,720

Apparel Retail–4.75%
bebe stores, inc.	249,949	2,082,075

Buckle, Inc. (The)(c)	62,140	2,539,662

Express, Inc.	128,561	2,563,506

Finish Line, Inc. (The)–Class A	134,193	2,587,912

Genesco Inc.(b)	50,754	3,133,552

		12,906,707

Apparel, Accessories & Luxury Goods–1.13%
PVH Corp.	43,419	3,060,605

Application Software–2.48%
Parametric Technology Corp.(b)	113,786	2,077,732

Quest Software, Inc.(b)	113,938	2,119,247

TIBCO Software Inc.(b)	106,712	2,551,484

		6,748,463

Asset Management & Custody Banks–0.78%
Affiliated Managers Group, Inc.(b)	22,041	2,114,834

Auto Parts & Equipment–2.12%
Dana Holding Corp.(b)	169,446	2,058,769

Modine Manufacturing Co.(b)	200,950	1,900,987

TRW Automotive Holdings Corp.(b)	55,415	1,806,529

		5,766,285

Automotive Retail–0.88%
Penske Automotive Group, Inc.	124,076	2,388,463

Biotechnology–1.10%
Cubist Pharmaceuticals, Inc.(b)	75,720	3,000,026

Casinos & Gaming–0.72%
Bally Technologies Inc.(b)	49,493	1,957,943

Communications Equipment–1.47%
ADTRAN, Inc.	84,691	2,554,281

JDS Uniphase Corp.(b)	139,339	1,454,699

		4,008,980

Computer Storage & Peripherals–0.16%
Synaptics Inc.(b)	14,423	434,854

Construction & Farm Machinery & Heavy Trucks–1.96%
Titan International, Inc.(c)	133,286	2,593,745

Trinity Industries, Inc.	90,664	2,725,360

		5,319,105

Construction Materials–0.07%
Eagle Materials Inc.	7,767	199,301

Data Processing & Outsourced Services–1.79%
Heartland Payment Systems, Inc.	82,457	2,008,652

Henry (Jack) & Associates, Inc.	85,316	2,867,471

		4,876,123

Department Stores–0.93%
Dillard’s, Inc.–Class A(c)	56,429	2,532,533

Diversified Chemicals–0.99%
FMC Corp.	31,324	2,695,117

Diversified Metals & Mining–0.73%
Compass Minerals International, Inc.	28,859	1,986,942

Electrical Components & Equipment–1.75%
Belden Inc.	81,688	2,718,577

GrafTech International Ltd.(b)	150,388	2,052,796

		4,771,373

Electronic Equipment & Instruments–1.99%
Electro Scientific Industries, Inc.(b)	155,757	2,255,361

OSI Systems, Inc.(b)	64,582	3,150,310

		5,405,671

Environmental & Facilities Services–3.15%
ABM Industries Inc.	113,540	2,341,195

Team, Inc.(b)	123,664	3,679,004

Waste Connections, Inc.	77,090	2,554,762

		8,574,961

Food Distributors–0.98%
United Natural Foods, Inc.(b)	66,934	2,678,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Gas Utilities–1.10%
UGI Corp.	101,923	$2,996,536

Gold–0.46%
Allied Nevada Gold Corp.(b)	21,610	654,351

Detour Gold Corp. (Canada)(b)	24,073	594,264

		1,248,615

Health Care Distributors–0.59%
Owens & Minor, Inc.	57,324	1,593,034

Health Care Equipment–1.78%
Greatbatch, Inc.(b)	112,788	2,492,615

Teleflex Inc.	38,364	2,351,329

		4,843,944

Health Care Facilities–2.11%
Amsurg Corp.(b)	115,999	3,020,614

Universal Health Services, Inc.–Class B	69,754	2,710,640

		5,731,254

Health Care Services–1.19%
Gentiva Health Services, Inc.(b)	68,335	461,261

IPC The Hospitalist Co.(b)	60,701	2,775,250

		3,236,511

Health Care Supplies–0.90%
Cooper Cos., Inc. (The)	34,526	2,434,774

Health Care Technology–0.75%
Omnicell, Inc.(b)	124,281	2,053,122

Industrial Machinery–2.79%
Gardner Denver Inc.	32,967	2,540,437

IDEX Corp.	64,925	2,409,367

Valmont Industries, Inc.	29,188	2,649,978

		7,599,782

Industrial REIT’s–1.05%
DuPont Fabros Technology Inc.(c)	117,400	2,843,428

Insurance Brokers–1.11%
Arthur J. Gallagher & Co.	90,298	3,019,565

Integrated Telecommunication Services–0.22%
Alaska Communications Systems Group Inc.(c)	198,608	597,810

Internet Software & Services–1.99%
Open Text Corp. (Canada)(b)(c)	46,606	2,383,431

ValueClick, Inc.(b)	185,120	3,015,605

		5,399,036

Investment Banking & Brokerage–0.82%
Evercore Partners Inc.–Class A	83,357	2,218,963

IT Consulting & Other Services–0.97%
MAXIMUS, Inc.	64,113	2,651,073

Life Sciences Tools & Services–1.58%
Bio-Rad Laboratories, Inc.–Class A(b)	24,827	2,384,385

Charles River Laboratories International, Inc.(b)	70,311	1,921,600

		4,305,985

Managed Health Care–0.22%
AMERIGROUP Corp.(b)	9,901	584,951

Metal & Glass Containers–0.91%
AptarGroup, Inc.	47,567	2,481,570

Multi-Line Insurance–1.03%
American Financial Group, Inc.	75,747	2,794,307

Office REIT’s–0.94%
Douglas Emmett, Inc.	140,100	2,555,424

Oil & Gas Equipment & Services–4.37%
Dresser-Rand Group, Inc.(b)	52,288	2,609,694

Lufkin Industries, Inc.	31,969	2,151,833

Oceaneering International, Inc.	58,421	2,694,961

Oil States International, Inc.(b)	38,251	2,921,229

Superior Energy Services, Inc.(b)(c)	52,654	1,497,480

		11,875,197

Oil & Gas Exploration & Production–3.10%
Energen Corp.	51,941	2,597,050

Forest Oil Corp.(b)	108,229	1,466,503

Rosetta Resources, Inc.(b)(c)	59,391	2,583,509

SandRidge Energy Inc.(b)	217,446	1,774,359

		8,421,421

Packaged Foods & Meats–1.20%
TreeHouse Foods, Inc.(b)	49,851	3,259,258

Paper Products–1.02%
Schweitzer-Mauduit International, Inc.	41,908	2,785,206

Personal Products–0.47%
Prestige Brands Holdings Inc.(b)	114,307	1,288,240

Pharmaceuticals–3.91%
Endo Pharmaceuticals Holdings Inc.(b)	77,748	2,684,638

Questcor Pharmaceuticals, Inc.(b)	75,971	3,158,874

ViroPharma Inc.(b)	175,186	4,798,345

		10,641,857

Property & Casualty Insurance–1.00%
W. R. Berkley Corp.	78,686	2,706,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Real Estate Services–0.70%
Jones Lang LaSalle Inc.	31,296	$1,917,193

Regional Banks–4.26%
Commerce Bancshares, Inc.	48,161	1,835,897

East West Bancorp, Inc.	124,760	2,464,010

Texas Capital Bancshares, Inc.(b)	106,855	3,270,832

Wintrust Financial Corp.	85,661	2,402,791

Zions Bancorp.	98,374	1,601,529

		11,575,059

Residential REIT’s–1.02%
Education Realty Trust, Inc.	271,400	2,776,422

Restaurants–2.02%
DineEquity, Inc.(b)	50,686	2,139,456

P.F. Chang’s China Bistro, Inc.	44,309	1,369,591

Papa John’s International, Inc.(b)	52,820	1,990,258

		5,499,305

Retail REIT’s–1.11%
Tanger Factory Outlet Centers, Inc.	102,704	3,011,281

Semiconductor Equipment–2.28%
Cymer, Inc.(b)	54,424	2,708,138

Novellus Systems, Inc.(b)	84,726	3,498,337

		6,206,475

Semiconductors–3.06%
Diodes Inc.(b)	121,364	2,585,053

Lattice Semiconductor Corp.(b)	458,531	2,723,674

Semtech Corp.(b)	121,221	3,008,706

		8,317,433

Specialized REIT’s–0.96%
LaSalle Hotel Properties	108,188	2,619,232

Specialty Chemicals–1.91%
Innophos Holdings, Inc.	59,682	2,898,158

PolyOne Corp.	198,239	2,289,660

		5,187,818

Specialty Stores–1.28%
GNC Holdings, Inc.–Class A(b)	120,366	3,484,596

Systems Software–0.92%
Ariba Inc.(b)	89,556	2,514,733

Technology Distributors–1.11%
Arrow Electronics, Inc.(b)	81,001	3,030,247

Trading Companies & Distributors–0.99%
Beacon Roofing Supply, Inc.(b)	132,418	2,678,816

Trucking–2.18%
Landstar System, Inc.	48,008	2,300,544

Old Dominion Freight Line, Inc.(b)	89,270	3,618,113

		5,918,657

Total Common Stocks & Other Equity Interests (Cost $217,726,466)		265,043,313

Money Market Funds–2.45%
Liquid Assets Portfolio–Institutional Class(d)	3,335,595	3,335,595

Premier Portfolio–Institutional Class(d)	3,335,595	3,335,595

Total Money Market Funds (Cost $6,671,190)		6,671,190

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.90% (Cost $224,397,656)		271,714,503

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.99%
Liquid Assets Portfolio–Institutional Class (Cost $10,853,794)(d)(e)	10,853,794	10,853,794

TOTAL INVESTMENTS–103.89% (Cost $235,251,450)		282,568,297

OTHER ASSETS LESS LIABILITIES–(3.89)%		(10,590,346)

NET ASSETS–100.00%		$271,977,951

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2011.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $217,726,466)*	$265,043,313

Investments in affiliated money market funds, at value and cost	17,524,984

Total investments, at value (Cost $235,251,450)	282,568,297

Receivable for:
Investments sold	984,570

Fund shares sold	566,130

Dividends	143,534

Investment for trustee deferred compensation and retirement plans	24,820

Total assets	284,287,351

Liabilities:
Payable for:
Investments purchased	1,065,175

Fund shares reacquired	121,978

Collateral upon return of securities loaned	10,853,794

Accrued fees to affiliates	194,153

Accrued other operating expenses	31,104

Trustee deferred compensation and retirement plans	43,196

Total liabilities	12,309,400

Net assets applicable to shares outstanding	$271,977,951

Net assets consist of:
Shares of beneficial interest	$246,224,560

Undistributed net investment income (loss)	(42,206)

Undistributed net realized gain (loss)	(21,521,250)

Unrealized appreciation	47,316,847

$271,977,951

Net Assets:
Series I	$217,287,297

Series II	$54,690,654

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	13,240,495

Series II	3,394,113

Series I:
Net asset value per share	$16.41

Series II:
Net asset value per share	$16.11

*	At December 31, 2011, securities with an aggregate value of $10,589,042 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends	$2,064,431

Dividends from affiliated money market funds (includes securities lending income of $43,874)	52,403

Total investment income	2,116,834

Expenses:
Advisory fees	2,060,392

Administrative services fees	753,200

Custodian fees	21,823

Distribution fees — Series II	112,026

Transfer agent fees	22,483

Trustees’ and officers’ fees and benefits	28,684

Other	53,684

Total expenses	3,052,292

Less: Fees waived	(11,374)

Net expenses	3,040,918

Net investment income (loss)	(924,084)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(75,311))	16,598,001

Foreign currencies	(2,270)

16,595,731

Change in net unrealized appreciation (depreciation) of investment securities	(20,800,587)

Net realized and unrealized gain (loss)	(4,204,856)

Net increase (decrease) in net assets resulting from operations	$(5,128,940)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(924,084)	$(290,151)

Net realized gain	16,595,731	806,612

Change in net unrealized appreciation (depreciation)	(20,800,587)	53,570,548

Net increase (decrease) in net assets resulting from operations	(5,128,940)	54,087,009

Share transactions–net:
Series I	225,192	(5,817,750)

Series II	22,286,320	13,329,420

Net increase in net assets resulting from share transactions	22,511,512	7,511,670

Net increase in net assets	17,382,572	61,598,679

Net assets:
Beginning of year	254,595,379	192,996,700

End of year (includes undistributed net investment income (loss) of $(42,206) and $(28,013), respectively)	$271,977,951	$254,595,379

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

Invesco V.I. Small Cap Equity Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

Invesco V.I. Small Cap Equity Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Small Cap Equity Fund

  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $11,374.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $73,735 for accounting and fund administrative services and reimbursed $679,465 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$282,568,297	$—	$—	$282,568,297

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

Invesco V.I. Small Cap Equity Fund

Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $161,028 and securities sales of $3,591,653, which resulted in net realized gains (losses) of $(75,311).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,451 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$45,530,560

Temporary book/tax differences	(42,206)

Capital loss carryforward	(19,734,963)

Shares of beneficial interest	246,224,560

Total net assets	$271,977,951

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $16,266,395 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$18,687,986	$—	$18,687,986

December 31, 2018	1,046,977	—	1,046,977

	$19,734,963	$—	$19,734,963

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Small Cap Equity Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $189,631,979 and $164,958,812, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$58,584,214

Aggregate unrealized (depreciation) of investment securities	(13,053,654)

Net unrealized appreciation of investment securities	$45,530,560

Cost of investments for tax purposes is $237,037,737.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2011, undistributed net investment income (loss) was increased by $909,891, undistributed net realized gain (loss) was decreased by $3,938 and shares of beneficial interest decreased by $905,953. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:

Series I	5,397,940	$93,914,705	4,244,898	$60,143,350

Series II	2,436,175	41,035,453	1,189,752	16,471,236

Reacquired:

Series I	(5,523,283)	(93,689,513)	(4,793,630)	(65,961,100)

Series II	(1,111,430)	(18,749,133)	(227,279)	(3,141,816)

Net increase in share activity	1,199,402	$22,511,512	413,741	$7,511,670

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Small Cap Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$16.53	$(0.05)	$(0.07)	$(0.12)	$—	$—	$—	$16.41	(0.73)%	$217,287	1.06	%(d)	1.06	%(d)	(0.27	)%(d)	61%
Year ended 12/31/10	12.86	(0.02)	3.69	3.67	—	—	—	16.53	28.54	220,925	1.07		1.07		(0.11)		46
Year ended 12/31/09	10.62	(0.00)	2.26	2.26	(0.02)	—	(0.02)	12.86	21.29	178,949	1.09		1.09		(0.01)		46
Year ended 12/31/08	15.53	0.02	(4.88)	(4.86)	—	(0.05)	(0.05)	10.62	(31.31)	152,310	1.09		1.09		0.16		55
Year ended 12/31/07	15.19	(0.01)	0.81	0.80	(0.01)	(0.45)	(0.46)	15.53	5.19	168,286	1.12		1.15		(0.07)		45

Series II
Year ended 12/31/11	16.27	(0.09)	(0.07)	(0.16)	—	—	—	16.11	(0.98)	54,691	1.31	(d)	1.31	(d)	(0.52	)(d)	61
Year ended 12/31/10	12.69	(0.05)	3.63	3.58	—	—	—	16.27	28.21	33,670	1.32		1.32		(0.36)		46
Year ended 12/31/09	10.51	(0.03)	2.23	2.20	(0.02)	—	(0.02)	12.69	20.90	14,048	1.34		1.34		(0.26)		46
Year ended 12/31/08	15.39	(0.00)	(4.83)	(4.83)	—	(0.05)	(0.05)	10.51	(31.40)	5,557	1.34		1.34		(0.09)		55
Year ended 12/31/07	15.10	(0.05)	0.79	0.74	—	(0.45)	(0.45)	15.39	4.84	32	1.37		1.40		(0.32)		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $232,298, and $44,810 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$898.70	$5.07	$1,019.86	$5.40	1.06%

Series II	1,000.00	897.50	6.27	1,018.60	6.67	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VITEC-AR-1

NOT FDIC INSURED	|	MAY LOSE VALUE	|	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2011, equity markets were quite volatile, and investors generally favored less economically sensitive sectors. Invesco V.I. Technology Fund significantly outperformed its style-specific benchmark, the BofA Merrill Lynch 100 Technology Index, primarily due to the Fund’s security selection in the information technology services, computers and peripherals, and communications equipment industries.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-5.05%

Series II Shares	-5.32

S&P 500 Index▼ (Broad Market Index)	2.09

BofA Merrill Lynch 100 Technology Index (price only)▼ (Style-Specific Index)	-12.27

Lipper VUF Science & Technology Funds Category Average▼ (Peer Group)	-6.50

Source(s): ▼Lipper Inc.

How we invest
We seek to grow capital by investing in companies we believe generate sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies believed to have a strategic advantage over their competition and operating in industries believed to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the information technology (IT) sector. We use a research-oriented bottom-up investment approach focusing on company fundamentals and growth prospects.
     We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow, metrics we believe are good indicators of financial health and growth potential. We seek companies with management teams that maintain high quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.
     Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for inclusion in the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends prevalent in the IT sector.
     We may reduce or eliminate our holding in a stock when:
■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.

■	It no longer meets our investment criteria.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and sovereign debt issues in Europe. In the

U.S., corporate earnings increased, but often were overshadowed by concerns about high unemployment and a lack of consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, and while the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011, despite a lack of meaningful resolutions to improve the global economy.
     Major domestic equity indexes garnered positive returns for the fiscal year, and seven out of 10 sectors in the S&P 500 Index posted gains. Less economically sensitive sectors such as utilities, consumer staples and health care had the highest returns. Conversely, the financials, materials and industrials sectors were the market laggers and produced losses for the reporting period.
     On an absolute basis, the Fund produced a loss for the fiscal year, following its strong absolute performance from the prior year, primarily as a result of losses in the semiconductors, software and communications equipment industries. Outperformance relative to the Fund’s style-specific index, however, was primarily attributable to security selection, with positive results also stemming from market allocation. Specifically, security selection in IT services, computers and peripherals and communications equipment contributed significantly to the Fund’s relative performance. In terms of market allocation, relative overweight exposures to Internet and catalog retail and software were beneficial. Conversely, the Fund’s security selection and underweight exposure to Internet software and services stocks detracted from relative performance. Additionally, the Fund’s lack of holdings in the household

Portfolio Composition
By sector

Information Technology	92.2%

Consumer Discretionary	2.0

Health Care	1.1

Materials	1.1

Industrials	0.6

Financials	0.3

Money Market Funds Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*

1.	Apple Inc.	9.8%

2.	Google Inc.-Class A	4.9

3.	QUALCOMM, Inc.	4.2

4.	Cognizant Technology Solutions Corp.-Class A	3.5

5.	EMC Corp.	3.3

6.	Microsoft Corp.	2.9

7.	Oracle Corp.	2.8

8.	Check Point Software Technologies Ltd.	2.6

9.	Citrix Systems, Inc.	2.5

10.	Intel Corp.	2.5

Total Net Assets	$102.2 million

Total Number of Holdings*	76
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

Invesco V.I. Technology Fund

durables industry, an industry which is part of the style-specific index, negatively affected the Fund’s relative performance in 2011.
     Top individual contributors to the Fund’s absolute performance during the fiscal year included Apple and MasterCard. Following four years of exclusivity with AT&T (not a Fund holding), Apple expanded its distribution of the iPhone to Verizon Wireless and Sprint (not Fund holdings) during 2011. Apple also unveiled the iPhone 4 and the iPhone 4S, as well as the new speech-recognition feature called Siri. Despite losing its visionary and founder, Steve Jobs, we believe Apple’s unique competitive advantage to be sustainable. With regards to MasterCard, the company has managed expenses well and, in general, credit card volumes rebounded during the second half of the year.
     Top detractors from Fund performance included Rovi and Microsemi. Rovi is a global leader in digital entertainment products and services, while Microsemi designs and manufactures semiconductors for use in defense-related electronics, wireless phones, TVs and other devices. When Rovi announced expectations for the third quarter and overall 2011 fiscal year would fall short of analyst expectations, investors reacted negatively. Microsemi, on the other hand, announced revenue guidance above analyst estimates, yet suffered from poor investor sentiment toward defense budget related stocks. We continued to own Microsemi, and in fact increased our exposure on the company’s weakness. We did, however, sell Rovi before the close of the reporting period.
     We remain confident about the medium-term outlook for technology stocks, primarily due to the potential for increased enterprise spending. Businesses have been reluctant to hire additional employees due to ancillary costs and, therefore, are using IT to compensate. Additionally, we believe emerging markets will continue to have increased technology needs. Going forward, we see possible improvements in credit markets, stabilization of demand patterns and conditions for secular growth. Longer term, we continue to see positive trends in the IT sector because we believe three key secular themes, which are independent of short-term catalysts, continue to offer support: 1) globalization – productivity gains support increased technology use in international markets; 2) consumerization – technology demand is consumer-driven; 3) proliferation – technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.
     As always, we thank you for your continued investment in Invesco V.I. Technology Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Technology Fund. Mr. Tennant joined Invesco in 2000 and was named a portfolio manager in 2007 before becoming lead manager of the Fund in 2008. He earned both a B.B.A. in finance and an M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Technology Fund. He joined Invesco in 2004. Mr. Nelson earned a B.A. from the University of California Santa Barbara and is a member of the CFA Society of San Francisco.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (5/20/97)		2.96%

10	Years	-0.12

5	Years	1.62

1	Year	-5.05

Series II Shares

10	Years	-0.39%

5	Years	1.35

1	Year	-5.32

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies
     Initial Public Offering (IPO) risk. The prices of IPO securities may fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
     Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     Technology sector risk. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The BofA Merrill Lynch 100 Technology Index is a price-only equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
     The Lipper VUF Science & Technology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Science & Technology Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.26%
Application Software–7.23%
Autodesk, Inc.(b)	25,447	$771,807

Citrix Systems, Inc.(b)	42,767	2,596,812

NICE Systems Ltd.–ADR (Israel)(b)	31,386	1,081,248

Nuance Communications, Inc.(b)	43,357	1,090,862

Salesforce.com, Inc.(b)	7,747	786,011

Taleo Corp.–Class A(b)	9,042	349,835

TIBCO Software Inc.(b)	29,620	708,214

		7,384,789

Communications Equipment–9.47%
ADTRAN, Inc.	19,204	579,193

Ciena Corp.(b)	50,440	610,324

F5 Networks, Inc.(b)	9,919	1,052,604

Finisar Corp.(b)	19,854	332,455

JDS Uniphase Corp.(b)	63,880	666,907

Juniper Networks, Inc.(b)	13,111	267,596

Polycom, Inc.(b)	40,912	666,866

QUALCOMM, Inc.	77,572	4,243,188

Sonus Networks, Inc.(b)	172,767	414,641

Sycamore Networks, Inc.(b)	19,967	357,409

Ubiquiti Networks Inc.(b)	26,574	484,444

		9,675,627

Computer Hardware–9.78%
Apple Inc.(b)	24,691	9,999,855

Computer Storage & Peripherals–6.62%
EMC Corp.(b)	154,754	3,333,401

NetApp, Inc.(b)	30,474	1,105,292

SanDisk Corp.(b)	22,095	1,087,295

Synaptics Inc.(b)	24,251	731,168

Western Digital Corp.(b)	16,557	512,439

		6,769,595

Data Processing & Outsourced Services–9.98%
Alliance Data Systems Corp.(b)	12,792	1,328,321

Genpact Ltd. (Bermuda)(b)	83,942	1,254,933

MasterCard, Inc.–Class A	6,522	2,431,532

VeriFone Systems, Inc.(b)	27,146	964,226

Visa Inc.–Class A	24,151	2,452,051

Western Union Co.	43,735	798,601

Wright Express Corp.(b)	17,962	974,978

		10,204,642

Electronic Manufacturing Services–1.79%
Jabil Circuit, Inc.	68,268	1,342,149

TE Connectivity Ltd.	15,865	488,800

		1,830,949

Fertilizers & Agricultural Chemicals–1.07%
Monsanto Co.	15,547	1,089,378

Internet Retail–1.97%
Amazon.com, Inc.(b)	11,605	2,008,825

Internet Software & Services–8.65%
eBay Inc.(b)	35,794	1,085,632

Google Inc.–Class A(b)	7,730	4,992,807

Responsys, Inc.(b)	30,217	268,629

ValueClick, Inc.(b)	64,484	1,050,444

Velti PLC (Ireland)(b)	44,473	302,416

VeriSign, Inc.	31,995	1,142,862

		8,842,790

IT Consulting & Other Services–6.63%
Accenture PLC–Class A (Ireland)	26,251	1,397,341

Cognizant Technology Solutions Corp.–Class A(b)	55,071	3,541,616

International Business Machines Corp.	9,984	1,835,858

		6,774,815

Life Sciences Tools & Services–1.06%
Agilent Technologies, Inc.(b)	31,002	1,082,900

Other Diversified Financial Services–0.35%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Acquisition Cost $3,149,655)(c)(d)	—	357,428

Research & Consulting Services–0.65%
Acacia Research-Acacia Technologies(b)	18,257	666,563

Semiconductor Equipment–3.24%
ASML Holding N.V.–New York Shares (Netherlands)	11,797	492,997

Cymer, Inc.(b)	19,119	951,362

Intermolecular Inc.(b)	51,640	443,071

Novellus Systems, Inc.(b)	19,755	815,684

Teradyne, Inc.(b)	44,518	606,780

		3,309,894

Semiconductors–16.01%
ARM Holdings PLC–ADR (United Kingdom)	8,918	246,761

Avago Technologies Ltd. (Singapore)	19,326	557,748

Broadcom Corp.–Class A(b)	64,252	1,886,439

Cypress Semiconductor Corp.(b)	70,135	1,184,580

Diodes Inc.(b)	26,436	563,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value

Semiconductors–(continued)

Intel Corp.	103,235	$2,503,449

Lattice Semiconductor Corp.(b)	166,091	986,581

Marvell Technology Group Ltd.(b)	73,572	1,018,972

Micron Technology, Inc.(b)	128,143	806,020

Microsemi Corp.(b)	146,565	2,454,964

ON Semiconductor Corp.(b)	78,045	602,507

Semtech Corp.(b)	69,787	1,732,113

Skyworks Solutions, Inc.(b)	40,275	653,261

Volterra Semiconductor Corp.(b)	27,530	705,043

Xilinx, Inc.	14,206	455,444

		16,356,969

Systems Software–12.76%
Ariba Inc.(b)	33,765	948,121

Check Point Software Technologies Ltd. (Israel)(b)	51,230	2,691,624

CommVault Systems, Inc.(b)	14,916	637,212

Fortinet Inc.(b)	50,588	1,103,324

Imperva Inc.(b)	11,213	390,325

Microsoft Corp.	115,590	3,000,716

Oracle Corp.	109,763	2,815,421

Red Hat, Inc.(b)	15,055	621,621

Symantec Corp.(b)	52,955	828,746

		13,037,110

Total Common Stocks & Other Equity Interests (Cost $85,050,083)		99,392,129

Money Market Funds–2.65%
Liquid Assets Portfolio–Institutional Class(e)	1,352,232	1,352,232

Premier Portfolio–Institutional Class(e)	1,352,233	1,352,233

Total Money Market Funds (Cost $2,704,465)		2,704,465

TOTAL INVESTMENTS–99.91% (Cost $87,754,548)		102,096,594

OTHER ASSETS LESS LIABILITIES–0.09%		95,761

NET ASSETS–100.00%		$102,192,355

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2011 represented less than 1% of the Fund’s Net Assets.
(d)	The Fund has a remaining commitment of $101,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $85,050,083)	$99,392,129

Investments in affiliated money market funds, at value and cost	2,704,465

Total investments, at value (Cost $87,754,548)	102,096,594

Receivable for:
Investments sold	682,733

Fund shares sold	4,336

Dividends	335

Investment for trustee deferred compensation and retirement plans	33,079

Total assets	102,817,077

Liabilities:
Payable for:
Investments purchased	146,181

Fund shares reacquired	325,832

Accrued fees to affiliates	69,587

Accrued other operating expenses	31,114

Trustee deferred compensation and retirement plans	52,008

Total liabilities	624,722

Net assets applicable to shares outstanding	$102,192,355

Net assets consist of:
Shares of beneficial interest	$87,568,585

Undistributed net investment income	1,881,365

Undistributed net realized gain (loss)	(1,599,641)

Unrealized appreciation	14,342,046

$102,192,355

Net Assets:
Series I	$100,579,223

Series II	$1,613,132

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,635,114

Series II	108,554

Series I:
Net asset value per share	$15.16

Series II:
Net asset value per share	$14.86

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $3,957)	$603,217

Dividends from affiliated money market funds (includes securities lending income of $4,581)	8,048

Total investment income	611,265

Expenses:
Advisory fees	920,424

Administrative services fees	352,655

Custodian fees	6,404

Distribution fees — Series II	3,713

Transfer agent fees	23,945

Trustees’ and officers’ fees and benefits	22,474

Other	42,864

Total expenses	1,372,479

Less: Fees waived	(4,687)

Net expenses	1,367,792

Net investment income (loss)	(756,527)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	11,673,892

Foreign currencies	1,974

11,675,866

Change in net unrealized appreciation (depreciation) of:
Investment securities	(16,912,186)

Foreign currencies	(795)

(16,912,981)

Net realized and unrealized gain (loss)	(5,237,115)

Net increase (decrease) in net assets resulting from operations	$(5,993,642)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(756,527)	$208,234

Net realized gain	11,675,866	7,911,740

Change in net unrealized appreciation (depreciation)	(16,912,981)	14,071,941

Net increase (decrease) in net assets resulting from operations	(5,993,642)	22,191,915

Distributions to shareholders from net investment income:
Series I	(209,892)	—

Series II	(1,326)	—

Total distributions from net investment income	(211,218)	—

Share transactions–net:
Series I	(21,625,874)	(13,096,747)

Series II	520,728	622,157

Net increase (decrease) in net assets resulting from share transactions	(21,105,146)	(12,474,590)

Net increase (decrease) in net assets	(27,310,006)	9,717,325

Net assets:
Beginning of year	129,502,361	119,785,036

End of year (includes undistributed net investment income of $1,881,365 and $2,101,126, respectively)	$102,192,355	$129,502,361

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Technology Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. Technology Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

Invesco V.I. Technology Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $4,687.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $302,655 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$101,739,166	$—	$357,428	$102,096,594

Invesco V.I. Technology Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $2,791,461.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,278 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$211,218	$—

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$16,197,256

Temporary book/tax differences	(49,316)

Capital loss carryforward	(1,524,170)

Shares of beneficial interest	87,568,585

Total net assets	$102,192,355

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership interests.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $12,209,745 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$1,524,170	$—	$1,524,170

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Technology Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $49,650,109 and $68,903,019, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$24,095,247

Aggregate unrealized (depreciation) of investment securities	(7,897,991)

Net unrealized appreciation of investment securities	$16,197,256

Cost of investments for tax purposes is $85,899,338.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships and net operating losses, on December 31, 2011, undistributed net investment income was increased by $747,984, undistributed net realized gain (loss) was increased by $461,482 and shares of beneficial interest decreased by $1,209,466. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	1,327,553	$22,172,590	1,717,411	$23,632,823

Series II	56,016	891,686	62,723	886,304

Issued as reinvestment of dividends:
Series I	14,376	209,892	—	—

Series II	93	1,326	—	—

Reacquired:
Series I	(2,725,269)	(44,008,356)	(2,747,969)	(36,729,570)

Series II	(23,813)	(372,284)	(18,555)	(264,147)

Net increase (decrease) in share activity	(1,351,044)	$(21,105,146)	(986,390)	$(12,474,590)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset	Net		securities		Dividends				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/11	$16.00	$(0.10	)(c)	$(0.71)	$(0.81)	$(0.03)	$15.16	(5.05)%	$100,579	1.12	%(d)	1.12	%(d)	(0.62	)%(d)	41%
Year ended 12/31/10	13.19	0.02	(c)	2.79	2.81	—	16.00	21.30	128,304	1.14		1.14		0.18		43
Year ended 12/31/09	8.38	(0.03	)(c)	4.84	4.81	—	13.19	57.40	119,369	1.18		1.19		(0.27)		42
Year ended 12/31/08	15.10	0.01	(c)	(6.73)	(6.72)	—	8.38	(44.50)	71,546	1.15		1.16		0.05		81
Year ended 12/31/07	14.02	(0.06)		1.14	1.08	—	15.10	7.70	158,739	1.10		1.10		(0.38)		59

Series II
Year ended 12/31/11	15.71	(0.14	)(c)	(0.70)	(0.84)	(0.01)	14.86	(5.32)	1,613	1.37	(d)	1.37	(d)	(0.87	)(d)	41
Year ended 12/31/10	12.98	(0.01	)(c)	2.74	2.73	—	15.71	21.03	1,198	1.39		1.39		(0.07)		43
Year ended 12/31/09	8.26	(0.06	)(c)	4.78	4.72	—	12.98	57.14	417	1.43		1.44		(0.52)		42
Year ended 12/31/08	14.95	(0.02	)(c)	(6.67)	(6.69)	—	8.26	(44.75)	115	1.40		1.41		(0.20)		81
Year ended 12/31/07	13.91	(0.10)		1.14	1.04	—	14.95	7.48	130	1.35		1.35		(0.63)		59

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $121,238 and $1,485 for Series I and Series II, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and
Shareholders of Invesco V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$900.50	$5.41	$1,019.51	$5.75	1.13%

Series II	1,000.00	899.30	6.61	1,018.25	7.02	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	95%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VIUTI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2011, Invesco V.I. Utilities Fund posted gains. Fund returns significantly outpaced the broad market, as measured by the S&P 500 Index, but underperformed the Fund’s style-specific benchmark, the S&P 500 Utilities Index. Performance drivers were primarily stock-specific as the electric utilities and multi-utilities industries contained some of the top contributors to Fund performance as well as the Fund’s top detractors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	16.45%

Series II Shares	16.15

S&P 500 Index▼ (Broad Market Index)	2.09

S&P 500 Utilities Index▼ (Style-Specific Index)	19.91

Lipper VUF Utility Funds Category Average▼ (Peer Group)	7.92

Source(s): ▼Lipper Inc.

How we invest
In selecting investments, we focus on companies in the electric utilities, natural gas, water and telecommunications industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return of holdings over a two-year investment period. We construct the portfolio to provide what we believe to be the best combination of price appreciation potential, dividend income and risk profile, and the Fund typically maintains full sector exposure. We strive to manage risk by maintaining an average of 30 to 50 positions, low portfolio turnover, and a rigorous sell discipline.
     We are committed to providing strategic exposure to a traditionally defensive and income-oriented asset class by using a total return approach to managing the Fund, emphasizing capital appreciation, current income and capital preservation.

Market conditions and your Fund
Equity markets were volatile during 2011, but the broad market, as measured by the S&P 500 Index, still managed to post a small gain. In the first quarter most major indexes performed well, fueled by the second round of “quantitative easing” from the U.S. Federal Reserve. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory throughout the summer, major equity indexes sold off precipitously in

August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with worries over the debt crisis in the eurozone caused fears of a global recession. Despite evidence of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period. While many of the developments of the past year were newsworthy, as investors, we believe success is achieved by remaining focused on company fundamentals and maintaining a long-term perspective.
     Sector performance within the S&P 500 Index was mixed for the year. The utilities sector had the highest return, while financials had the lowest. The utilities sector returned 19.91% for the period, as compared to 2.09% for the overall S&P 500 Index.1
     Dominion Resources, a largely regulated utility company, was the largest contributor to the Fund’s performance. The company provides electricity and natural gas to customers in Virginia, West Virginia, Ohio, Pennsylvania and eastern North Carolina as well as operating the largest gas storage facility in the nation. Dominion benefited from a constructive regulatory framework in Virginia, which should allow for continued and stable capital investment at the company’s utility business in the state. Additionally, the company’s infrastructure business remains focused on gas project development in the Marcellus Shale region.
     Southern Union was also among the top contributors to Fund performance

Portfolio Composition
By sector

Utilities	88.5%

Telecommunication Services	4.4

Money Market Funds Plus Other Assets
Less Liabilities	7.1

Top 10 Equity Holdings*

1.	Southern Co.	5.0%

2.	American Electric Power Co., Inc.	4.9

3.	Xcel Energy, Inc.	4.7

4.	Dominion Resources, Inc.	4.6

5.	Portland General Electric Co.	4.5

6.	Pepco Holdings, Inc.	4.3

7.	Exelon Corp.	4.3

8.	National Grid PLC	4.3

9.	Entergy Corp.	3.9

10.	Edison International	3.7

Total Net Assets	$72.8 million

Total Number of Holdings*	37
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Utilities Fund

during the year. The company’s earnings increased as a large pipeline expansion project in Florida was completed on time and on budget. The stock’s strong performance was largely due to competing offers from The Williams Companies and Energy Transfer (not Fund holdings) to purchase Southern Union. Terms to acquire the company were announced by Energy Transfer, and it is set to close in early 2012.
     The largest detractor from Fund performance was E.ON, a diversified utility provider and nuclear generator based in Germany. Weakness in the stock was driven by government mandated nuclear plant shutdowns following the Fukushima nuclear event in Japan. The company also suffered from weak gas market conditions across Europe.
     California based PG&E was also among the largest detractors from results. Following the September 2010 San Bruno gas pipeline explosion, the company faced increased regulatory scrutiny. In March 2011, the California Public Utilities Commission ordered PG&E to turn over records pertaining to safety inspections. The regulatory review is ongoing. Total fines, as well as required spending to improve the pipeline, have yet to be determined.
     There were no major positioning changes in the Fund during the reporting period; however, Fund holdings were sold in oil, gas and consumable fuels, while holdings in multi-utilities as well as independent power producers and energy traders were added. We continued to emphasize regulated over nonregulated companies. At the end of the reporting period, the Fund’s largest industry allocations were in the electric utilities and multi-utilities industries.
     We’d like to thank you for your continued investment in Invesco V.I. Utilities Fund. We reiterate our commitment to providing investors strategic exposure to a traditionally defensive and income-oriented asset class through our total return approach, emphasizing capital appreciation, current income and capital preservation.
1 Source: Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Utilities Fund. Ms. Walsh began her career in the investment industry in 1987 and joined Invesco in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Robert Botard
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Utilities Fund. Mr. Botard began his career in the investment industry in 1991 and joined Invesco in 1993. Mr. Botard earned a B.B.A. in both finance and international business from The University of Texas at Austin and a Master of International Management degree from the American Graduate School of International Management, Thunderbird.

Invesco V.I. Utilities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
1 Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (12/30/94)		7.04%

10	Years	7.00

5	Years	3.03

1	Year	16.45

Series II Shares

10	Years	6.74%

5	Years	2.76

1	Year	16.15
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Utilities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance
Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Utilities Fund

Invesco V.I. Utilities Fund’s investment objective is long-term growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     IPO risk. Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.
     Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
     Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     Utilities sector risk. The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500 Utilities Index is an unmanaged index considered representative of the utilities market.
     The Lipper VUF Utility Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Utility Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Utilities Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks–92.92%
Electric Utilities–47.01%
American Electric Power Co., Inc.	86,745	$3,583,436

Duke Energy Corp.	99,961	2,199,142

E.ON AG (Germany)	53,357	1,147,017

Edison International	64,154	2,655,976

Entergy Corp.	38,823	2,836,020

Exelon Corp.	71,910	3,118,737

FirstEnergy Corp.	37,067	1,642,068

NextEra Energy, Inc.	13,427	817,436

Northeast Utilities	56,909	2,052,708

Pepco Holdings, Inc.	155,120	3,148,936

Pinnacle West Capital Corp.	23,157	1,115,704

Portland General Electric Co.	129,466	3,274,195

PPL Corp.	60,234	1,772,084

Progress Energy, Inc.	21,604	1,210,256

Southern Co.	79,108	3,661,909

		34,235,624

Gas Utilities–6.00%
AGL Resources, Inc.	38,623	1,632,208

Atmos Energy Corp.	16,927	564,516

ONEOK, Inc.	8,842	766,513

UGI Corp.	47,738	1,403,497

		4,366,734

Independent Power Producers & Energy Traders–6.35%
Calpine Corp.(b)	106,319	1,736,189

Constellation Energy Group, Inc.	31,764	1,260,078

NRG Energy, Inc.(b)	90,028	1,631,307

		4,627,574

Integrated Telecommunication Services–4.43%
AT&T Inc.	28,008	846,962

CenturyLink Inc.	25,623	953,175

Verizon Communications, Inc.	35,589	1,427,831

		3,227,968

Multi-Utilities–28.19%
CMS Energy Corp.	31,778	701,658

Consolidated Edison, Inc.	9,005	558,580

Dominion Resources, Inc.	63,741	3,383,372

DTE Energy Co.	24,967	1,359,453

National Grid PLC (United Kingdom)	320,668	3,113,286

NiSource, Inc.	30,658	729,967

PG&E Corp.	35,059	1,445,132

Public Service Enterprise Group, Inc.	43,704	1,442,669

Sempra Energy	37,558	2,065,690

TECO Energy, Inc.	120,370	2,303,882

Xcel Energy, Inc.	124,133	3,431,036

		20,534,725

Oil & Gas Storage & Transportation–0.94%
Southern Union Co.	16,278	685,467

Total Common Stocks (Cost $54,125,148)		67,678,092

Money Market Funds–6.93%
Liquid Assets Portfolio–Institutional Class(c)	2,524,688	2,524,688

Premier Portfolio–Institutional Class(c)	2,524,689	2,524,689

Total Money Market Funds (Cost $5,049,377)		5,049,377

TOTAL INVESTMENTS–99.85% (Cost $59,174,525)		72,727,469

OTHER ASSETS LESS LIABILITIES–0.15%		106,044

NET ASSETS–100.00%		$72,833,513

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $54,125,148)	$67,678,092

Investments in affiliated money market funds, at value and cost	5,049,377

Total investments, at value (Cost $59,174,525)	72,727,469

Receivable for:
Fund shares sold	99,350

Dividends	318,874

Investment for trustee deferred compensation and retirement plans	41,249

Total assets	73,186,942

Liabilities:
Payable for:
Fund shares reacquired	225,190

Accrued fees to affiliates	40,416

Accrued other operating expenses	32,119

Trustee deferred compensation and retirement plans	55,704

Total liabilities	353,429

Net assets applicable to shares outstanding	$72,833,513

Net assets consist of:
Shares of beneficial interest	$54,988,912

Undistributed net investment income	2,091,940

Undistributed net realized gain	2,199,937

Unrealized appreciation	13,552,724

$72,833,513

Net Assets:
Series I	$70,955,709

Series II	$1,877,804

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	4,239,612

Series II	112,931

Series I:
Net asset value per share	$16.74

Series II:
Net asset value per share	$16.63

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $17,440)	$2,773,403

Dividends from affiliated money market funds	3,364

Total investment income	2,776,767

Expenses:

Advisory fees	400,703

Administrative services fees	200,579

Custodian fees	5,789

Distribution fees — Series II	4,526

Transfer agent fees	21,383

Trustees’ and officers’ fees and benefits	20,446

Other	48,927

Total expenses	702,353

Less: Fees waived	(81,236)

Net expenses	621,117

Net investment income	2,155,650

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	3,891,720

Foreign currencies	(2,305)

3,889,415

Change in net unrealized appreciation (depreciation) of:
Investment securities	4,256,218

Foreign currencies	(3,719)

4,252,499

Net realized and unrealized gain	8,141,914

Net increase in net assets resulting from operations	$10,297,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$2,155,650	$2,154,889

Net realized gain	3,889,415	2,280,276

Change in net unrealized appreciation (depreciation)	4,252,499	(674,565)

Net increase in net assets resulting from operations	10,297,564	3,760,600

Distributions to shareholders from net investment income:
Series I	(2,123,528)	(2,309,020)

Series II	(57,674)	(55,316)

Total distributions from net investment income	(2,181,202)	(2,364,336)

Share transactions–net:
Series I	(898,765)	(8,086,914)

Series II	(34,322)	(32,168)

Net increase (decrease) in net assets resulting from share transactions	(933,087)	(8,119,082)

Net increase (decrease) in net assets	7,183,275	(6,722,818)

Net assets:
Beginning of year	65,650,238	72,373,056

End of year (includes undistributed net investment income of $2,091,940 and $2,119,797, respectively)	$72,833,513	$65,650,238

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco V.I. Utilities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital and, secondarily, current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Utilities Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

Invesco V.I. Utilities Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $81,236.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’

Invesco V.I. Utilities Fund

accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $150,579 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity securities	$71,580,452	$1,147,017	$—	$72,727,469

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,200 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Utilities Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,181,202	$2,364,336

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$2,146,288

Undistributed long-term gain	2,455,328

Net unrealized appreciation — investments	13,297,553

Net unrealized appreciation (depreciation) — other investments	(220)

Temporary book/tax differences	(54,348)

Shares of beneficial interest	54,988,912

Total net assets	$72,833,513

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions
  The Fund utilized $1,436,392 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $9,006,583 and $12,237,260, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,266,523

Aggregate unrealized (depreciation) of investment securities	(968,970)

Net unrealized appreciation of investment securities	$13,297,553

Cost of investments for tax purposes is $59,429,916.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2011, undistributed net investment income was decreased by $2,305 and undistributed net realized gain was increased by $2,305. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Utilities Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	951,541	$15,210,526	480,106	$6,843,415

Series II	16,357	261,142	7,837	110,711

Issued as reinvestment of dividends:
Series I	136,473	2,123,528	160,460	2,309,020

Series II	3,727	57,674	3,865	55,316

Reacquired:
Series I	(1,149,620)	(18,232,819)	(1,210,979)	(17,239,349)

Series II	(22,568)	(353,138)	(14,275)	(198,195)

Net increase (decrease) in share activity	(64,090)	$(933,087)	(572,986)	$(8,119,082)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$14.87	$0.51	$1.90	$2.41	$(0.54)	$—	$(0.54)	$16.74	16.45%	$70,956	0.92	%(d)	1.04	%(d))	3.23	%(d)	14%
Year ended 12/31/10	14.51	0.47	0.43	0.90	(0.54)	—	(0.54)	14.87	6.30	63,945	0.92		1.04		3.25		13
Year ended 12/31/09	13.38	0.45	1.53	1.98	(0.68)	(0.17)	(0.85)	14.51	14.93	70,671	0.93		1.04		3.35		14
Year ended 12/31/08	23.97	0.52	(8.36)	(7.84)	(0.59)	(2.16)	(2.75)	13.38	(32.35)	80,704	0.93		0.96		2.53		15
Year ended 12/31/07	21.23	0.47	3.94	4.41	(0.47)	(1.20)	(1.67)	23.97	20.64	155,748	0.93		0.94		1.97		30

Series II
Year ended 12/31/11	14.78	0.47	1.88	2.35	(0.50)	—	(0.50)	16.63	16.15	1,878	1.17	(d)	1.29	(d)	2.98	(d)	14
Year ended 12/31/10	14.43	0.43	0.42	0.85	(0.50)	—	(0.50)	14.78	6.01	1,706	1.17		1.29		3.00		13
Year ended 12/31/09	13.30	0.41	1.52	1.93	(0.63)	(0.17)	(0.80)	14.43	14.61	1,702	1.18		1.29		3.10		14
Year ended 12/31/08	23.80	0.46	(8.28)	(7.82)	(0.52)	(2.16)	(2.68)	13.30	(32.51)	1,717	1.18		1.21		2.28		15
Year ended 12/31/07	21.12	0.41	3.91	4.32	(0.44)	(1.20)	(1.64)	23.80	20.32	3,293	1.18		1.19		1.72		30

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $64,973 and $1,811 for Series I and Series II, respectively.

Invesco V.I. Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco V.I. Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$1,052.60	$4.77	$1,020.55	$4.70	0.92%

Series II	1,000.00	1,051.30	6.06	1,019.29	5.97	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Utilities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco V.I. Utilities Fund

Invesco Van Kampen V.I. Capital Growth Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VICGR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2011, Invesco Van Kampen V.I. Capital Growth Fund had negative returns and underperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-6.18%

Series II Shares	-6.39

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 1000 Growth Index▼ (Style-Specific Index)	2.64

Lipper VUF Large-Cap Growth Funds Index▼ (Peer Group Index)	-2.24
Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve, and markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     In this environment, the Fund produced negative absolute returns and underperformed the Russell 1000 Growth Index for the fiscal year. The Fund underperformed the index by the widest margin in the information technology (IT), health care, energy, industrials, consumer discretionary and consumer staples sectors. Underperformance overall was driven predominately by stock selection.
     For the fiscal year, the Fund underperformed by the widest margin in the IT sector primarily attributable to stock selection. Rovi was the largest detractor from Fund performance. Weakening consumer spending in August, along with fourth quarter guidance that some legacy product revenue was decelerating while newer growth products would be postponed, hurt company performance.

Portfolio Composition
By sector

Information Technology	32.4%

Consumer Discretionary	16.9

Industrials	11.5

Energy	11.3

Health Care	10.2

Consumer Staples	7.6

Financials	3.6

Materials	3.3

Telecommunication Services	2.8

Money Market Funds Plus Other Assets Less Liabilities	0.4

Top 10 Equity Holdings*

1.	Apple Inc.	9.5%

2.	Google Inc.–Class A	3.5

3.	DIRECTV–Class A	3.3

4.	QUALCOMM, Inc.	2.9

5.	Halliburton Co.	2.8

6.	Amazon.com, Inc.	2.8

7.	CVS Caremark Corp.	2.5

8.	UnitedHealth Group Inc.	2.4

9.	American Tower Corp.	2.3

10.	JPMorgan Chase & Co.	2.2

Total Net Assets	$208.7 million

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco Van Kampen V.I. Capital Growth Fund

Despite these obstacles, we believe long-term growth still exists for Rovi, as the company generally benefits from secular tailwinds – such as the transition from analog to digital cable and the growing adoption of connected televisions. Broadcom also detracted from Fund performance during the reporting period. Weak sales of smartphones and tablets using their semiconductors led management to guide down expectations. Positions in both Rovi and Broadcom offset the positive performance from the two largest contributors to Fund performance, Apple and Visa.
     The health care sector was also a detractor from relative Fund performance largely due to stock selection. Examples of holdings that were key detractors included biotechnology company Illumina, and biotechnical instrument producer Agilent Technologies. We sold the Fund’s position in Illumina due to deteriorating fundamentals.
     In the energy sector, the Fund also underperformed due to stock selection and an emphasis on service providers and exploration companies with higher growth rates, which were down more than the defensive integrated oil companies and broader energy group. These firms included Weatherford International, Occidental Petroleum, and National Oilwell Varco. We sold the Fund’s position in National Oilwell Varco during the reporting period.
     In the industrials sector, the Fund’s underperformance was driven by stock selection. One of the largest single detractors from Fund performance was construction and engineering services firm, Foster Wheeler. The company missed out on an anticipated contract, and later in the reporting period, was disproportionately affected as energy prices declined. Examples of other holdings that were key detractors from Fund performance included industrial electric equipment producer ABB and commercial product manufacturer Ingersoll-Rand. Both companies were affected by wavering sentiment on the prospects for global growth.
     The Fund also underperformed in the consumer discretionary sector, again driven by stock selection. Amazon.com detracted from Fund performance due to weak revenue growth late in the reporting period after initial high expectations for the stock. Amazon’s spending was also higher than expected, although directed to building out rapid distribution centers and new products, which could drive future growth.
     During the reporting period, consumer staples was one of the stronger performing sectors in the index. Relative to the strong consumer staples benchmark performance, consumer staples holdings in the Fund outperformed. However, the Fund’s underweight position overall in this sector was a net detractor from Fund performance. Beverage company Hansen Natural was a notably strong contributor.
     As we’ve discussed, the stock market experienced heavy volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Van Kampen V.I. Capital Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Capital Growth Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in finance from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco Van Kampen V.I. Capital Growth Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of the Wharton School of the University of Pennsylvania, where he earned a B.S. in economics.

Invesco Van Kampen V.I. Capital Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund
has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (7/3/95)		7.39%

10	Years	1.30

5	Years	2.19

1	Year	-6.18

Series II Shares
Inception (9/18/00)		-4.59%

10	Years	1.05

5	Years	1.93

1	Year	-6.39
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Capital Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.84% and 1.09%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Capital Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Capital Growth Fund’s investment objective is to seek capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.
     Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
     Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.
     Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status.
     Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Capital Growth Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.60%
Aerospace & Defense–2.62%
Boeing Co. (The)	20,835	$1,528,247

Precision Castparts Corp.	23,942	3,945,402

		5,473,649

Apparel, Accessories & Luxury Goods–1.02%
Coach, Inc.	10,661	650,747

Prada S.p.A. (Italy)(b)	327,600	1,473,615

		2,124,362

Application Software–1.19%
Citrix Systems, Inc.(b)	40,846	2,480,169

Asset Management & Custody Banks–1.40%
BlackRock, Inc.	16,366	2,917,076

Auto Parts & Equipment–0.30%
BorgWarner, Inc.(b)	9,758	621,975

Automotive Retail–0.58%
AutoZone, Inc.(b)	3,704	1,203,689

Biotechnology–1.82%
Celgene Corp.(b)	23,731	1,604,216

Gilead Sciences, Inc.(b)	53,724	2,198,923

		3,803,139

Cable & Satellite–4.45%
Comcast Corp.–Class A	104,319	2,473,404

DIRECTV–Class A(b)	159,498	6,820,134

		9,293,538

Casinos & Gaming–1.14%
Las Vegas Sands Corp.(b)	55,443	2,369,079

Communications Equipment–3.62%
F5 Networks, Inc.(b)	8,347	885,784

Juniper Networks, Inc.(b)	26,725	545,457

QUALCOMM, Inc.	111,959	6,124,157

		7,555,398

Computer Hardware–9.46%
Apple Inc.(b)	48,745	19,741,725

Computer Storage & Peripherals–3.37%
EMC Corp.(b)	210,653	4,537,466

NetApp, Inc.(b)	47,115	1,708,861

SanDisk Corp.(b)	16,179	796,168

		7,042,495

Construction & Engineering–1.09%
Foster Wheeler AG (Switzerland)(b)	118,533	2,268,722

Construction & Farm Machinery & Heavy Trucks–1.14%
Cummins Inc.	27,026	2,378,829

Data Processing & Outsourced Services–2.89%
MasterCard, Inc.–Class A	5,956	2,220,516

Visa Inc.–Class A	37,568	3,814,279

		6,034,795

Department Stores–1.83%
Macy’s, Inc.	118,712	3,820,152

Drug Retail–2.48%
CVS Caremark Corp.	127,090	5,182,730

Fertilizers & Agricultural Chemicals–1.56%
Monsanto Co.	27,155	1,902,751

Mosaic Co. (The)	26,808	1,351,927

		3,254,678

Food Retail–0.50%
Kroger Co. (The)	43,115	1,044,245

Footwear–1.02%
NIKE, Inc.–Class B	22,155	2,135,077

General Merchandise Stores–0.34%
Dollar Tree, Inc.(b)	8,622	716,574

Gold–1.73%
Goldcorp, Inc. (Canada)	81,689	3,614,738

Health Care Equipment–0.40%
Baxter International Inc.	17,016	841,952

Health Care Services–1.40%
Express Scripts, Inc.(b)	65,311	2,918,749

Health Care Technology–1.11%
Allscripts Healthcare Solutions, Inc.(b)	121,841	2,307,669

Heavy Electrical Equipment–1.63%
ABB Ltd.–ADR (Switzerland)(b)	180,683	3,402,261

Home Improvement Retail–0.67%
Home Depot, Inc. (The)	33,251	1,397,872

Hotels, Resorts & Cruise Lines–0.85%
Starwood Hotels & Resorts Worldwide, Inc.	36,993	1,774,554

Household Products–2.08%
Procter & Gamble Co. (The)	65,209	4,350,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

	Shares	Value

Industrial Conglomerates–1.77%
Danaher Corp.	78,312	$3,683,797

Industrial Machinery–0.73%
Ingersoll-Rand PLC (Ireland)	49,799	1,517,376

Integrated Oil & Gas–2.16%
Exxon Mobil Corp.	18,761	1,590,182

Occidental Petroleum Corp.	31,233	2,926,532

		4,516,714

Internet Retail–2.79%
Amazon.com, Inc.(b)	33,657	5,826,027

Internet Software & Services–5.16%
Baidu, Inc.–ADR (China)(b)	13,534	1,576,305

eBay Inc.(b)	63,650	1,930,505

Google Inc.–Class A(b)	11,255	7,269,604

		10,776,414

IT Consulting & Other Services–2.60%
Accenture PLC–Class A (Ireland)	24,911	1,326,013

Cognizant Technology Solutions Corp.–Class A(b)	63,885	4,108,444

		5,434,457

Life Sciences Tools & Services–1.48%
Agilent Technologies, Inc.(b)	88,670	3,097,243

Managed Health Care–2.36%
UnitedHealth Group Inc.	97,181	4,925,133

Oil & Gas Drilling–1.44%
Ensco PLC–ADR (United Kingdom)	64,041	3,004,804

Oil & Gas Equipment & Services–4.88%
Cameron International Corp.(b)	43,038	2,117,039

Halliburton Co.	170,534	5,885,129

Weatherford International Ltd.(b)	149,139	2,183,395

		10,185,563

Oil & Gas Exploration & Production–2.78%
Anadarko Petroleum Corp.	56,955	4,347,375

Noble Energy, Inc.	15,402	1,453,795

		5,801,170

Other Diversified Financial Services–2.24%
JPMorgan Chase & Co.	140,712	4,678,674

Packaged Foods & Meats–0.30%
Mead Johnson Nutrition Co.	9,139	628,124

Pharmaceuticals–1.64%
Allergan, Inc.	39,050	3,426,247

Railroads–1.62%
Union Pacific Corp.	31,976	3,387,537

Restaurants–1.95%
Starbucks Corp.	88,242	4,060,014

Semiconductors–1.71%
Broadcom Corp.–Class A(b)	88,455	2,597,039

Xilinx, Inc.	30,051	963,435

		3,560,474

Soft Drinks–2.22%
Coca-Cola Co. (The)	50,479	3,532,016

Monster Beverage Corp.(b)	11,971	1,103,008

		4,635,024

Systems Software–2.34%
Check Point Software Technologies Ltd. (Israel)(b)	34,770	1,826,816

Oracle Corp.	16,455	422,070

Rovi Corp.(b)	107,086	2,632,174

		4,881,060

Trucking–0.93%
J.B. Hunt Transport Services, Inc.	42,826	1,930,168

Wireless Telecommunication Services–2.81%
America Movil SAB de C.V.–Series L–ADR (Mexico)	50,816	1,148,442

American Tower Corp.	78,503	4,710,965

		5,859,407

Total Common Stocks & Other Equity Interests (Cost $177,952,196)		207,885,410

Money Market Funds–0.69%
Liquid Assets Portfolio–Institutional Class(c)	715,784	715,784

Premier Portfolio–Institutional Class(c)	715,784	715,784

Total Money Market Funds (Cost $1,431,568)		1,431,568

TOTAL INVESTMENTS–100.29% (Cost $179,383,764)		209,316,978

OTHER ASSETS LESS LIABILITIES–(0.29)%		(606,954)

NET ASSETS–100.00%		$208,710,024

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $177,952,196)	$207,885,410

Investments in affiliated money market funds, at value and cost	1,431,568

Total investments, at value (Cost $179,383,764)	209,316,978

Receivable for:
Investments sold	764,624

Fund shares sold	185,720

Dividends	93,057

Investment for trustee deferred compensation and retirement plans	37,072

Total assets	210,397,451

Liabilities:
Payable for:
Investments purchased	687,575

Fund shares reacquired	476,879

Accrued fees to affiliates	427,583

Accrued other operating expenses	38,906

Trustee deferred compensation and retirement plans	56,484

Total liabilities	1,687,427

Net assets applicable to shares outstanding	$208,710,024

Net assets consist of:
Shares of beneficial interest	$207,075,919

Undistributed net investment income (loss)	(55,300)

Undistributed net realized gain (loss)	(28,245,683)

Unrealized appreciation	29,935,088

$208,710,024

Net Assets:
Series I	$122,986,268

Series II	$85,723,756

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Series I	3,855,399

Series II	2,734,805

Series I:
Net asset value per share	$31.90

Series II:
Net asset value per share	$31.35

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $7,524)	$1,502,993

Dividends from affiliated money market funds (includes securities lending income of $132)	2,760

Interest	12,775

Total investment income	1,518,528

Expenses:
Advisory fees	1,537,639

Administrative services fees	525,437

Custodian fees	22,140

Distribution fees — Series II	251,055

Transfer agent fees	25,832

Trustees’ and officers’ fees and benefits	27,066

Other	51,122

Total expenses	2,440,291

Less: Fees waived	(338,298)

Net expenses	2,101,993

Net investment income (loss)	(583,465)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $3,537,632)	13,212,083

Foreign currencies	(1,340)

13,210,743

Change in net unrealized appreciation (depreciation) of:
Investment securities	(34,131,792)

Foreign currencies	(1,038)

(34,132,830)

Net realized and unrealized gain (loss)	(20,922,087)

Net increase (decrease) in net assets resulting from operations	$(21,505,552)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(583,465)	$(94,648)

Net realized gain (loss)	13,210,743	(8,136,508)

Change in net unrealized appreciation (depreciation)	(34,132,830)	43,145,195

Net increase (decrease) in net assets resulting from operations	(21,505,552)	34,914,039

Share transactions–net:
Series I	64,098,694	(15,642,359)

Series II	(18,673,081)	(21,229,104)

Net increase (decrease) in net assets resulting from share transactions	45,425,613	(36,871,463)

Net increase (decrease) in net assets	23,920,061	(1,957,424)

Net assets:
Beginning of year	184,789,963	186,747,387

End of year (includes undistributed net investment income (loss) of $(55,300) and $(3,976), respectively)	$208,710,024	$184,789,963

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Capital Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to seek capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

Invesco Van Kampen V.I. Capital Growth Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

Invesco Van Kampen V.I. Capital Growth Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 2, 2011, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Over $550 million	0.62%

  Prior to May 2, 2011, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.70%

Next $500 million	0.65%

Over $1 billion	0.60%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

Invesco Van Kampen V.I. Capital Growth Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.84% and Series II shares to 1.09% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $338,298.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $60,782 for accounting and fund administrative services and reimbursed $464,655 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$207,843,363	$1,473,615	$—	$209,316,978

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

Invesco Van Kampen V.I. Capital Growth Fund

common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $4,424,629 and securities sales of $26,916,419, which resulted in net realized gains of $3,537,632.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,374 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$28,739,702

Net unrealized appreciation — other investments	1,874

Temporary book/tax differences	(55,300)

Capital loss carryforward	(27,052,171)

Shares of beneficial interest	207,075,919

Total net assets	$208,710,024

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $27,052,171 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund utilized $10,854,233 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$7,871,502	$—	$7,871,502

December 31, 2017	5,236,281	—	5,236,281

December 31, 2018	13,944,388	—	13,944,388

	$27,052,171	$—	$27,052,171

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Large Cap Growth Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco Van Kampen V.I. Capital Growth Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $233,765,289 and $260,748,664, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$36,979,510

Aggregate unrealized (depreciation) of investment securities	(8,239,808)

Net unrealized appreciation of investment securities	$28,739,702

Cost of investments for tax purposes is $180,577,276.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2011, undistributed net investment income (loss) was increased by $572,101, undistributed net realized gain (loss) was increased by $1,340 and shares of beneficial interest decreased by $573,441. Further, as a result of tax deferrals and capital loss carry forward acquired in the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $39,960, undistributed net realized gain (loss) was decreased by $4,627,378 and shares of beneficial interest increased by $4,667,338. These reclassifications had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	148,444	$4,995,733	727,223	$20,626,860

Series II	311,666	10,470,974	260,787	7,680,246

Issued in connection with acquisitions:(b)
Series I	2,764,202	102,182,035	—	—

Series II	17,638	641,933	—	—

Reacquired:
Series I	(1,259,447)	(43,079,074)	(1,140,807)	(36,269,219)

Series II	(876,910)	(29,785,988)	(995,335)	(28,909,350)

Net increase in share activity	1,105,593	$45,425,613	(1,148,132)	$(36,871,463)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Large Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 2,781,840 shares of the Fund for 6,596,443 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $102,823,968 including $19,535,310 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $188,601,217. The net assets of the Fund immediately following the acquisition were $291,425,185.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(731,640)
Net realized/unrealized gains (loss)	(13,447,533)

Change in net assets resulting from operations	$(14,179,173)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. Capital Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
			Net gains										expenses		expenses
			(losses) on										to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends								net assets		assets without		investment
	value,	investment	(both	Total from	from net	Return of			Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	capital		Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	distributions		distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I(c)
Year ended 12/31/11	$34.00	$(0.05)	$(2.05)	$(2.10)	$—	$—		$—	$31.90	(6.18	)%(d)	$122,986	0.84	%(e)	0.99	%(e)	(0.15	)%(e)	126%
Year ended 12/31/10	28.37	0.03	5.60	5.63	—	—		—	34.00	19.84	(d)	74,870	0.79		0.90		0.12		158
Year ended 12/31/09	17.10	0.04	11.26	11.30	(0.03)	(0.00	)(f)	(0.03)	28.37	66.07		74,214	0.84		0.84		0.17		13
Year ended 12/31/08	33.68	(0.01)	(16.43)	(16.44)	(0.14)	—		(0.14)	17.10	(48.99)		48,599	0.85		0.87		(0.04)		42
Year ended 12/31/07	28.81	0.11	4.77	4.88	(0.01)	—		(0.01)	33.68	16.96		143,558	0.80		0.80		0.35		177

Series II(c)
Year ended 12/31/11	33.49	(0.14)	(2.00)	(2.14)	—	—		—	31.35	(6.39	)(d)	85,724	1.09	(e)	1.24	(e)	(0.40	)(e)	126
Year ended 12/31/10	28.01	(0.05)	5.53	5.48	—	—		—	33.49	19.56	(d)	109,920	1.04		1.15		(0.18)		158
Year ended 12/31/09	16.91	(0.02)	11.12	11.10	—	—		—	28.01	65.64	(g)	112,533	1.09		1.09		(0.07)		13
Year ended 12/31/08	33.29	(0.08)	(16.25)	(16.33)	(0.05)	—		(0.05)	16.91	(49.11	)(g)	69,198	1.10		1.12		(0.29)		42
Year ended 12/31/07	28.54	0.03	4.72	4.75	—	—		—	33.29	16.64	(g)	261,198	1.05		1.05		0.11		177

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $81,993,574 and sold of $49,870,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund.
(c)	On June 1, 2010, the predecessor Fund’s former Class I and Class II shares were reorganized into Series I and Series II shares.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s) of $120,372 and $100,422 for Series I and Series II shares, respectively.
(f)	Amount is less than $0.01 per share.
(g)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

NOTE 12—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund (the “Target Funds”) in exchange for shares of the Fund.
  The Agreement requires approval of the Target Funds’ shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Target Funds will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Funds and the Target Funds will liquidate and cease operations.

Invesco Van Kampen V.I. Capital Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Capital Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Capital Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Series	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
I	$1,000.00	$884.70	$3.99	$1,020.97	$4.28	0.84%

II	1,000.00	883.60	5.17	1,019.71	5.55	1.09

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Capital Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Capital Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Capital Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Capital Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VICOM-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Van Kampen V.I. Comstock Fund underperformed its benchmark, the Russell 1000 Value Index. The Fund’s performance was mixed among sectors, with stock selection in the health care, consumer discretionary (specifically media companies) and telecommunication sectors contributing to relative performance. Alternatively, stock selection and an underweight position in the energy sector detracted the most from the Fund’s performance versus its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-1.84%

Series II Shares	-2.11

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 1000 Value Index▼ (Style-Specific Index)	0.39

Lipper VUF Large-Cap Value Funds Index▼ (Peer Group Index)	-1.70

Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
Our strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic value. We feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, investors can take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.
     The Fund’s investable universe includes all large-cap U.S.-denominated equities. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The

Portfolio Composition
By sector

Financials	19.7%

Consumer Discretionary	16.1

Health Care	13.6

Energy	12.1

Information Technology	11.1

Consumer Staples	7.7

Industrials	6.3

Materials	4.1

Telecommunication Services	3.8

Utilities	2.9

Money Market Funds Plus Other Assets Less Liabilities	2.6

Total Net Assets	$1.8 billion

Total Number of Holdings*	72
result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	It is statistically cheap on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

Top 10 Equity Holdings*

1.	Comcast Corp.	4.2%

2.	International Paper Co.	3.2

3.	Pfizer Inc.	2.8

4.	JPMorgan Chase & Co.	2.6

5.	Viacom Inc.	2.5

6.	Microsoft Corp.	2.4

7.	Bristol-Myers Squibb Co.	2.3

8.	Citigroup Inc.	2.3

9.	Allstate Corp. (The)	2.2

10.	BP PLC-ADR	2.2
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

     Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.
     We seek to manage risk with portfolio construction, mainly though diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. We have the final say on the construction of the Fund, and there is a collegial relationship between the risk management team and the Fund team.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	We believe the target price has been realized, and we no longer consider the company undervalued.

■	We determine that a better value opportunity can be found elsewhere.

■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level, and the trend is likely to be a long-term issue.

Market conditions and your Fund
The fiscal year began with equity markets fueled by the second round of “quantitative easing” by the U.S. Federal Reserve, and markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with the

Invesco Van Kampen V.I. Comstock Fund

continuing saga surrounding the debt crisis in the eurozone reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     Results were mixed among the sectors of the Russell 1000 Value Index, with cyclical sectors such as financials, materials and information technology (IT) posting negative returns, while defensive sectors such as health care and consumer staples fared better, posting double-digit positive returns.
     On the positive side, strong stock selection in the health care sector was the largest contributor to Fund performance. Health care provider UnitedHealth Group and pharmaceuticals companies Bristol-Myers Squibb and GlaxoSmithKline were top performers in this sector on a relative and absolute basis.
     Stock selection and a significant overweight position in the consumer discretionary sector also contributed to the Fund’s relative performance. The Fund’s main consumer discretionary exposure was in the media companies industry. Viacom and Comcast were top performers during the reporting period, continuing the trend from the previous fiscal year.
     Favorable stock selection in the telecommunication services sector also contributed to Fund performance. Notably, Vodafone Group was one of the largest relative contributors in this sector. Not owning holdings such as Sprint Nextel also helped relative Fund performance versus the Russell 1000 Value Index.
     Unfavorable stock selection and a slight underweight position in the energy sector were the largest detractors from Fund performance. Specifically, the Fund had exposure to oil equipment and services companies Halliburton and Weatherford, which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slowdown in Europe and overseas, causing earnings expectations to be lowered, thereby, negatively affecting the stock price.
     Unfavorable stock selection and a meaningful overweight to IT companies also hurt Fund performance relative to the style-specific index. Hardware and internet-related stocks, including Cisco Systems and Hewlett-Packard, performed poorly over the reporting period.
Cisco Systems’ stock declined on cautious guidance regarding company revenue forecasts and worries of IT spending cuts from both the U.S. government and corporations. Hewlett-Packard’s stock declined on concerns of overpaying for the acquisition of an enterprise software company. The company’s CEO was replaced in September of 2011 by Meg Whitman, the former CEO of eBay.
     A material underweight exposure to the utilities sector was a major detractor from Fund performance. Utilities was the best performing sector for the reporting period, as investors sought defensive oriented, dividend yielding stocks during the market turmoil.
     Finally, stock selection in the financials sector acted as a detractor from relative Fund performance for the year. Notably, exposure to diversified financials like Citigroup, Morgan Stanley and Bank of New York Mellon detracted from both absolute and relative Fund performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.
     Toward the end of the reporting period, we reduced our exposure to select media, pharmaceuticals and insurance companies due to rising valuations, using the proceeds to increase the Fund’s exposure to select diversified financial, banking, property and casualty insurance and integrated oil companies as they came under pressure.
     We believe in our contrarian philosophy and deep value approach of buying extremely undervalued companies, and capitalizing on market volatility and periods of down markets as value is created for new investment opportunities.
     Thank you for your investment in Invesco Van Kampen V.I. Comstock Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Holt joined Invesco in 2010. He earned a bachelor’s degree from the University of Iowa and an M.B.A. from the University of Chicago Graduate School of Business.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Armstrong joined Invesco in 2010. He earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Leder joined Invesco in 2010. He earned a bachelor’s degree from The University of Texas and an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Seinsheimer joined Invesco in 1998. He earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Warwick
joined Invesco in 2010. He earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

Invesco Van Kampen V.I. Comstock Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (4/30/99)		4.13%

10	Years	3.40

5	Years	-1.57

1	Year	-1.84

Series II Shares

Inception (9/18/00)		3.97%

10	Years	3.15

5	Years	-1.83

1	Year	-2.11

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.85% and 1.10%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The ability of the Fund’s investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
     Small- and medium-sized companies risk. During an overall stock market decline, stock prices of small- or medium-sized companies often fluctuate more than stock prices of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and may be less liquid than larger-sized companies. In addition, small- and medium-sized companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.
     Value investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.
     Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Derivative instruments risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Comstock Fund

Schedule of Investments

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.36%(a)
Aerospace & Defense–2.39%
Honeywell International Inc.	502,426	$27,306,853

Textron Inc.	838,070	15,495,914

		42,802,767

Aluminum–0.90%
Alcoa Inc.	1,852,362	16,022,931

Asset Management & Custody Banks–1.98%
Bank of New York Mellon Corp. (The)	1,359,091	27,059,502

State Street Corp.	209,852	8,459,134

		35,518,636

Automobile Manufacturers–1.25%
General Motors Co.(b)	1,103,681	22,371,614

Cable & Satellite–5.91%
Comcast Corp.–Class A	3,140,641	74,464,598

Time Warner Cable Inc.	492,305	31,295,829

		105,760,427

Communications Equipment–1.03%
Cisco Systems, Inc.	1,022,014	18,478,013

Computer Hardware–2.88%
Dell Inc.(b)	1,220,173	17,851,131

Hewlett-Packard Co.	1,310,961	33,770,355

		51,621,486

Department Stores–0.36%
Macy’s, Inc.	202,726	6,523,723

Diversified Banks–2.51%
U.S. Bancorp	416,231	11,259,049

Wells Fargo & Co.	1,222,236	33,684,824

		44,943,873

Drug Retail–1.94%
CVS Caremark Corp.	851,348	34,717,971

Electric Utilities–2.93%
FirstEnergy Corp.	482,646	21,381,218

PPL Corp.	1,055,735	31,059,723

		52,440,941

Electrical Components & Equipment–0.72%
Emerson Electric Co.	276,777	12,895,040

General Merchandise Stores–0.71%
Target Corp.	249,090	12,758,390

Health Care Distributors–0.96%
Cardinal Health, Inc.	423,278	17,189,320

Home Improvement Retail–1.59%
Home Depot, Inc. (The)	264,000	11,098,560

Lowe’s Cos., Inc.	686,444	17,421,949

		28,520,509

Household Products–0.37%
Procter & Gamble Co. (The)	100,077	6,676,137

Hypermarkets & Super Centers–1.04%
Wal-Mart Stores, Inc.	311,852	18,636,276

Industrial Conglomerates–1.49%
General Electric Co.	1,485,952	26,613,400

Industrial Machinery–1.67%
Ingersoll-Rand PLC (Ireland)	982,482	29,936,227

Integrated Oil & Gas–7.55%
BP PLC–ADR (United Kingdom)	901,840	38,544,642

Chevron Corp.	352,014	37,454,290

Murphy Oil Corp.	381,944	21,289,558

Royal Dutch Shell PLC–ADR (United Kingdom)	517,354	37,813,404

		135,101,894

Integrated Telecommunication Services–2.79%
AT&T Inc.	662,336	20,029,041

Verizon Communications Inc.	743,243	29,818,909

		49,847,950

Internet Software & Services–3.73%
eBay Inc.(b)	1,175,614	35,656,373

Yahoo! Inc.(b)	1,925,619	31,060,234

		66,716,607

Investment Banking & Brokerage–1.59%
Goldman Sachs Group, Inc. (The)	155,300	14,043,779

Morgan Stanley	949,805	14,370,550

		28,414,329

Life & Health Insurance–1.47%
Aflac, Inc.	152,674	6,604,677

MetLife, Inc.	631,559	19,692,010

		26,296,687

Managed Health Care–2.80%
UnitedHealth Group Inc.	675,078	34,212,953

WellPoint, Inc.	239,724	15,881,715

		50,094,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

	Shares	Value

Movies & Entertainment–5.44%
News Corp.–Class B	1,562,235	$28,401,432

Time Warner Inc.	651,771	23,555,004

Viacom Inc.–Class B	999,129	45,370,448

		97,326,884

Oil & Gas Drilling–0.45%
Noble Corp.(b)	267,452	8,082,399

Oil & Gas Equipment & Services–3.45%
Halliburton Co.	1,048,005	36,166,652

Weatherford International Ltd.(b)	1,741,934	25,501,914

		61,668,566

Oil & Gas Exploration & Production–0.61%
Chesapeake Energy Corp.	491,412	10,953,573

Other Diversified Financial Services–5.78%
Bank of America Corp.	2,716,933	15,106,147

Citigroup Inc.	1,593,390	41,922,091

JPMorgan Chase & Co.	1,399,243	46,524,830

		103,553,068

Packaged Foods & Meats–3.57%
Kraft Foods Inc.–Class A	848,843	31,712,774

Unilever N.V.–New York Shares (Netherlands)	938,932	32,271,093

		63,983,867

Paper Products–3.24%
International Paper Co.	1,960,925	58,043,380

Personal Products–0.30%
Avon Products, Inc.	310,348	5,421,780

Pharmaceuticals–9.87%
Abbott Laboratories	127,038	7,143,347

Bristol-Myers Squibb Co.	1,143,137	40,284,148

GlaxoSmithKline PLC–ADR (United Kingdom)	454,348	20,731,899

Merck & Co., Inc.	944,427	35,604,898

Pfizer Inc.	2,276,465	49,262,703

Roche Holding AG–ADR (Switzerland)	340,186	14,479,098

Sanofi–ADR (France)	251,412	9,186,594

		176,692,687

Property & Casualty Insurance–3.95%
Allstate Corp. (The)	1,422,253	38,983,955

Chubb Corp. (The)	115,482	7,993,664

Travelers Cos., Inc. (The)	400,921	23,722,495

		70,700,114

Regional Banks–2.38%
Fifth Third Bancorp	1,205,177	15,329,851

PNC Financial Services Group, Inc.	472,031	27,222,028

		42,551,879

Semiconductor Equipment–0.39%
KLA-Tencor Corp.	142,955	6,897,579

Semiconductors–0.75%
Intel Corp.	553,846	13,430,766

Soft Drinks–0.48%
PepsiCo, Inc.	129,128	8,567,643

Specialty Stores–0.78%
Staples, Inc.	1,010,573	14,036,859

Systems Software–2.36%
Microsoft Corp.	1,628,706	42,281,208

Wireless Telecommunication Services–1.00%
Vodafone Group PLC–ADR (United Kingdom)	640,564	17,955,009

Total Common Stocks & Other Equity Interests (Cost $1,928,432,278)		1,743,047,077

Money Market Funds–3.18%
Liquid Assets Portfolio–Institutional Class(c)	28,457,270	28,457,270

Premier Portfolio–Institutional Class(c)	28,457,270	28,457,270

Total Money Market Funds (Cost $56,914,540)		56,914,540

TOTAL INVESTMENTS–100.54% (Cost $1,985,346,818)		1,799,961,617

OTHER ASSETS LESS LIABILITIES–(0.54)%		(9,576,236)

NET ASSETS–100.00%		$1,790,385,381

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $1,928,432,278)	$1,743,047,077

Investments in affiliated money market funds, at value and cost	56,914,540

Total investments, at value (Cost $1,985,346,818)	1,799,961,617

Receivable for:
Investments sold	6,865,853

Fund shares sold	289,062

Dividends	3,932,271

Investment for trustee deferred compensation and retirement plans	16,694

Total assets	1,811,065,497

Liabilities:
Payable for:
Investments purchased	7,420,350

Fund shares reacquired	10,361,827

Accrued fees to affiliates	2,778,630

Accrued other operating expenses	45,556

Trustee deferred compensation and retirement plans	73,753

Total liabilities	20,680,116

Net assets applicable to shares outstanding	$1,790,385,381

Net assets consist of:
Shares of beneficial interest	$2,435,550,019

Undistributed net investment income	28,583,510

Undistributed net realized gain (loss)	(488,362,947)

Unrealized appreciation (depreciation)	(185,385,201)

$1,790,385,381

Net Assets:
Series I	$262,318,683

Series II	$1,528,066,698

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	23,169,949

Series II	135,455,799

Series I:
Net asset value per share	$11.32

Series II:
Net asset value per share	$11.28

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $642,147)	$43,988,712

Dividends from affiliated money market funds	60,620

Total investment income	44,049,332

Expenses:
Advisory fees	10,548,579

Administrative services fees	4,748,244

Custodian fees	8,790

Distribution fees — Series II	4,011,282

Transfer agent fees	32,344

Trustees’ and officers’ fees and benefits	99,190

Other	(447,755)

Total expenses	19,000,674

Less: Fees waived	(3,452,557)

Net expenses	15,548,117

Net investment income	28,501,215

Net realized gain from investment securities (includes net gains from securities sold to affiliates of $1,332,073)	77,412,661

Change in net unrealized appreciation (depreciation) of investment securities	(142,304,555)

Net realized and unrealized gain (loss)	(64,891,894)

Net increase (decrease) in net assets resulting from operations	$(36,390,679)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$28,501,215	$26,130,323

Net realized gain	77,412,661	53,876,954

Change in net unrealized appreciation (depreciation)	(142,304,555)	169,893,792

Net increase (decrease) in net assets resulting from operations	(36,390,679)	249,901,069

Distributions to shareholders from net investment income:
Series I	(4,436,682)	(193,186)

Series II	(21,508,918)	(2,889,112)

Total distributions from net investment income	(25,945,600)	(3,082,298)

Share transactions–net:
Series I	51,382,742	53,459,524

Series II	(86,766,882)	(725,552,245)

Net increase (decrease) in net assets resulting from share transactions	(35,384,140)	(672,092,721)

Net increase (decrease) in net assets	(97,720,419)	(425,273,950)

Net assets:
Beginning of year	1,888,105,800	2,313,379,750

End of year (includes undistributed net investment income of $28,583,510 and $25,786,214, respectively)	$1,790,385,381	$1,888,105,800

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco Van Kampen V.I. Comstock Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco Van Kampen V.I. Comstock Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.62% and Series II shares to 0.87% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $3,452,557.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $403,421 for accounting and fund administrative services and reimbursed $4,344,823 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority

Invesco Van Kampen V.I. Comstock Fund

to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,785,482,519	$14,479,098	$—	$1,799,961,617

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $4,487,703 and securities sales of $3,290,556, which resulted in net realized gains of $1,332,073.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $3,481 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$25,945,600	$3,082,298

Invesco Van Kampen V.I. Comstock Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$28,656,730

Net unrealized appreciation (depreciation) — investments	(190,634,742)

Temporary book/tax differences	(73,220)

Capital loss carryforward	(483,113,406)

Shares of beneficial interest	2,435,550,019

Total net assets	$1,790,385,381

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing 481,267,851 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund utilized $72,219,646 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term

December 31, 2016	$142,015,578

December 31, 2017	341,097,828

$483,113,406

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco Van Kampen V.I. Value Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the dates of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $452,447,329 and $445,575,544, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$130,625,724

Aggregate unrealized (depreciation) of investment securities	(321,260,466)

Net unrealized appreciation (depreciation) of investment securities	$(190,634,742)

Cost of investments for tax purposes is $1,990,596,359.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Convertible Preferred transactions and Fair Fund Payments, on December 31, 2011, undistributed net investment income was increased by $245,580 and undistributed net realized gain (loss) was decreased by $245,580. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund, undistributed net investment income was decreased by $3,899, undistributed net realized gain was decreased by $6,326,412 and shares of beneficial interest increased by $6,330,311. These reclassifications had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Comstock Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	6,303,011	$74,837,879	7,436,847	$85,067,642

Series II	10,321,141	116,328,044	7,860,095	81,647,180

Issued as reinvestment of dividends:
Series I	363,662	4,436,682	18,487	193,186

Series II	1,767,372	21,508,918	277,000	2,889,112

Issued in connection with acquisitions:(b)
Series I	2,033,402	25,661,404	—	—

Series II	1,023	12,889	—	—

Reacquired:
Series I	(4,604,342)	(53,553,223)	(3,029,626)	(31,801,304)

Series II	(19,330,648)	(224,616,733)	(79,919,957)	(810,088,537)

Net increase (decrease) in share activity	(3,145,379)	$(35,384,140)	(67,357,154)	$(672,092,721)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011 the Fund acquired all the net assets of Invesco Van Kampen V.I. Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 2,034,425 shares of the Fund for 2,471,069 shares outstanding of the Target fund as of the close of business on April 29, 2011. Class I and Class II shares of the Target fund were exchanged for Series I and Series II shares of the Fund, respectively, based on the relative net asset value of the Target fund to the net asset value of the Fund at the close of business on April 29, 2011. The Target fund’s net assets at that date of $25,674,293, including $4,451,624 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,060,987,398. The net assets of the Fund immediately following the acquisition were $2,086,661,691.
The pro forma results of the operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income (loss)	$28,597,812
Net realized/unrealized gains (losses)	(62,664,518)

Change in net assets resulting from operations	$(34,066,706)
The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. Comstock Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I(c)
Year ended 12/31/11	$11.71	$0.20	$(0.40)	$(0.20)	$(0.19)	$—	$(0.19)	$11.32	(1.84	)%(d)	$262,319	0.62	%(e)	0.80	%(e)	1.75	%(e)	24%
Year ended 12/31/10	10.11	0.17	1.44	1.61	(0.01)	0.00	(0.01)	11.71	15.98	(d)	223,354	0.61		0.73		1.58		21
Year ended 12/31/09	8.25	0.16	2.12	2.28	(0.42)	0.00	(0.42)	10.11	28.78		148,060	0.62		0.62		1.91		27
Year ended 12/31/08	13.86	0.26	(4.93)	(4.67)	(0.30)	(0.64)	(0.94)	8.25	(35.67)		192,548	0.60		0.60		2.38		38
Year ended 12/31/07	14.75	0.30	(0.60)	(0.30)	(0.26)	(0.33)	(0.59)	13.86	(2.04)		309,646	0.59		0.59		2.03		25

Series II(c)
Year ended 12/31/11	11.67	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)	11.28	(2.11	)(d)	1,528,067	0.87	(e)	1.05	(e)	1.50	(e)	24
Year ended 12/31/10	10.10	0.14	1.44	1.58	(0.01)	0.00	(0.01)	11.67	15.70	(d)	1,664,751	0.86		0.98		1.32		21
Year ended 12/31/09	8.22	0.14	2.11	2.25	(0.37)	0.00	(0.37)	10.10	28.41	(f)	2,165,319	0.87		0.87		1.63		27
Year ended 12/31/08	13.80	0.23	(4.91)	(4.68)	(0.26)	(0.64)	(0.90)	8.22	(35.80	)(f)	2,268,812	0.85		0.85		2.13		38
Year ended 12/31/07	14.70	0.26	(0.59)	(0.33)	(0.24)	(0.33)	(0.57)	13.80	(2.33	)(f)	3,521,509	0.84		0.84		1.78		25

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $21,084,025 and sold of $6,434,519 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund.
(c)	On June 1, 2010, the Class I and Class II shares of the predecessor fund were reorganized into Series I and Series II shares of the Fund, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s) of $267,956 and $1,604,513 for Series I and Series II shares, respectively.
(f)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco Van Kampen V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$928.60	$3.01	$1,022.08	$3.16	0.62%

Series II	1,000.00	927.60	4.23	1,020.82	4.43	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Equity and Income Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIEQI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2011, Invesco Van Kampen V.I. Equity and Income Fund underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. Because the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-1.26%

Series II Shares	-1.30

Russell 1000 Value Index▼ (Broad Market Index)	0.39

Barclays Capital U.S. Government/Credit Index▼ (Style-Specific Index)	8.74

Source(s): ▼Lipper Inc.

How we invest
We describe our investment philosophy as “value with a catalyst.” We believe that undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improving operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in convertible securities, investment grade corporate bonds and U.S. government issued bonds. The fixed income portion of the portfolio has the potential to reduce volatility compared to an equity-only portfolio and provide some downside protection during periods of stock market volatility.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve, and markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with the continuing saga surrounding the debt crisis in the euro-zone reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     Results were mixed among the sectors of the Russell 1000 Value Index, with cyclical industries such as financials, materials and information technology (IT) posting negative returns, while defensive sectors such as health care and consumer staples fared better, posting double digit positive returns.
     The Fund’s material underweight exposure to the financials sector was the largest relative contributor to performance versus the Russell 1000 Value Index, as financials was the worst performing sector in the benchmark for the reporting period. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk, given the systemic risk in most financial stocks.
     Strong stock selection in the materials sector was another driver of relative performance versus the style-specific benchmark. Having little exposure to holdings

Portfolio Composition
By security type

Common Stocks & Other Equity Interests	62.5%

Bonds and Notes	18.2

U.S. Treasury Securities	8.0

Preferred Stocks	1.6

U.S. Government Sponsored Agency
Securities	0.8

Money Market Funds Plus
Other Assets Less Liabilities	8.9

Top 10 Equity Holdings*

1.	General Electric	2.9%

2.	JPMorgan Chase & Co.	2.7

3.	Marsh & McLennan Cos., Inc.	2.1

4.	Pfizer Inc.	1.9

5.	Anadarko Petroleum Corp.	1.8

6.	Procter & Gamble Co.	1.8

7.	eBay Inc.	1.6

8.	Royal Dutch Shell PLC	1.5

9.	Viacom Inc.-Class B	1.5

10.	UnitedHealth Group, Inc.	1.5

Total Net Assets	$920.8 million

Total Number of Holdings*	378
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Equity and Income Fund

such as Dow Chemical and LyondellBasell Industries and no exposure to companies such as Alcoa and United States Steel provided the largest boost to relative returns in this sector. Dow Chemical and LyondellBasell were no longer held at the end of the reporting period.
     In the telecommunication services sector, stock selection versus the Russell 1000 Value Index helped with relative Fund performance. A top relative contributor for the Fund was Vodafone Group. Additionally, our lack of exposure to Sprint Nextel benefited relative Fund performance as this company underperformed the Fund’s style-specific benchmark and the telecommunications sector, posting a negative double-digit return for the fiscal year.
     Stock selection in the consumer staples sector was the largest detractor from Fund performance during the reporting period. Avon was clearly a detractor in this sector, as the stock was not held in the Russell 1000 Value Index and performed poorly for the year. Avon’s sales declined in emerging markets, notably Brazil, and profits from sales in Europe were affected by slowing economies. In December, Avon announced it will be searching for a replacement CEO in 2012.
     Stock selection in the energy sector also negatively affected relative Fund performance. More specifically, holdings in exploration and production and oil and gas equipment service companies were the largest detractors, as investors shunned highly cyclical areas of the market. Baker Hughes, Schlumberger and Hess all performed poorly, with stock prices producing double-digit losses for the reporting period. Additionally, not owning Chevron, a relatively large weight in the Russell 1000 Value Index, also detracted from Fund performance, as this stock performed very well for the reporting period.
     Stock selection in the IT sector detracted from Fund performance for the reporting period. The Fund was overweight in this sector versus the Russell 1000 Value Index and was adversely affected by exposure to stocks in the hardware and equipment industry. Notably affecting the Fund was Hewlett Packard, as the stock sold off significantly on the announcement that the company was selling its PC business to purchase an enterprise software company. Hewlett Packard also replaced its CEO for the third time in two years, creating uncertainty in investors’ minds about management stability. Cisco Systems was also a large detractor in the IT sector; however, the Fund exited this position during the early part of 2011.
     Finally, an underweight exposure to the utilities sector also detracted from relative Fund performance. Lack of exposure to the multi-utilities industry was one of the largest detractors in this sector.
     Within fixed income, the positive contribution of investment grade corporate, U.S. Treasury and agency bonds was offset by the Fund’s allocation to convertible securities. Convertible bonds were a large detractor from relative Fund performance, as they became more closely correlated with equities than bonds and underperformed the Russell 1000 Value Index for the reporting period.
     Currency forward contracts were used during the reporting period for the sole purpose of hedging currency exposure of the U.S. dollar denominated American Depositary Receipts (ADRs) in the Fund. An ADR is a negotiable security that represents the underlying securities of a non-U.S. company that trades in the U.S. financial markets, priced in U.S. dollars. The use of currency forward contracts had a slight positive effect on relative Fund performance versus the Russell 1000 Value Index for the reporting period.
     Equity markets experienced an increase in market volatility during the reporting period. We believe that market volatility, and the market correction that began in the third quarter of 2011, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals could be reflected in those companies’ stock prices. Thank you for your continued investment in Invesco Van Kampen V.I. Equity and Income Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Bastian joined Invesco in 2010. He earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Burge joined Invesco in 2002. He earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Laskin joined Invesco in 2010. He earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Ms. Maly joined Invesco in 2010. She earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Roeder joined Invesco in 2010. He earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Booth School of Business.

Invesco Van Kampen V.I. Equity and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 4/30/03
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception	6.40%

5 Years	1.62

1 Year	-1.26

Series II Shares

Inception (4/30/03)	6.39%

5 Years	1.60

1 Year	-1.30
Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is April 30, 2003.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.70% and 0.75%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.71% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
     Income risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.
     Call risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.
     Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.
     Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Foreign risk. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may be involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
     Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.
     Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Barclays Capital U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Van Kampen V.I. Equity and Income Fund

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–62.50%
Agricultural Products–0.67%
Archer-Daniels-Midland Co.	215,796	$6,171,766

Asset Management & Custody Banks–1.07%
Northern Trust Corp.	115,089	4,564,430

State Street Corp.	131,377	5,295,807

		9,860,237

Cable & Satellite–2.21%
Comcast Corp.–Class A	518,577	12,295,460

Time Warner Cable Inc.	127,282	8,091,317

		20,386,777

Computer Hardware–1.44%
Dell Inc.(b)	400,172	5,854,517

Hewlett-Packard Co.	289,283	7,451,930

		13,306,447

Consumer Electronics–0.14%
Sony Corp.–ADR (Japan)	71,357	1,287,280

Data Processing & Outsourced Services–0.64%
Western Union Co.	325,380	5,941,439

Diversified Banks–1.64%
Comerica Inc.	149,859	3,866,362

U.S. Bancorp	167,298	4,525,411

Wells Fargo & Co.	242,623	6,686,690

		15,078,463

Diversified Chemicals–0.66%
PPG Industries, Inc.	72,328	6,038,665

Diversified Support Services–0.47%
Cintas Corp.	123,645	4,304,083

Drug Retail–0.68%
Walgreen Co.	188,108	6,218,851

Electric Utilities–2.75%
American Electric Power Co., Inc.	254,353	10,507,322

Edison International	132,147	5,470,886

Entergy Corp.	53,584	3,914,311

FirstEnergy Corp.	121,673	5,390,114

		25,282,633

Food Distributors–0.91%
Sysco Corp.	285,033	8,360,018

Health Care Distributors–0.48%
Cardinal Health, Inc.	109,487	4,446,267

Health Care Equipment–0.93%
Medtronic, Inc.	223,139	8,535,067

Health Care Facilities–0.21%
HCA Holdings, Inc.(b)	89,652	1,975,034

Home Improvement Retail–1.18%
Home Depot, Inc. (The)	258,998	10,888,276

Household Products–2.18%
Energizer Holdings, Inc.(b)	47,224	3,658,915

Procter & Gamble Co. (The)	245,759	16,394,583

		20,053,498

Industrial Conglomerates–4.34%
General Electric Co.	1,477,074	26,454,395

Tyco International Ltd.	288,353	13,468,969

		39,923,364

Industrial Machinery–0.73%
Ingersoll-Rand PLC (Ireland)	219,302	6,682,132

Insurance Brokers–2.13%
Marsh & McLennan Cos., Inc.	619,849	19,599,625

Integrated Oil & Gas–4.10%
Exxon Mobil Corp.	93,455	7,921,246

Hess Corp.	171,205	9,724,444

Occidental Petroleum Corp.	68,383	6,407,487

Royal Dutch Shell PLC–ADR (United Kingdom)	187,757	13,723,159

		37,776,336

Integrated Telecommunication Services–0.88%
Verizon Communications Inc.	202,718	8,133,046

Internet Software & Services–1.87%
eBay Inc.(b)	469,785	14,248,579

Yahoo! Inc.(b)	187,133	3,018,455

		17,267,034

Investment Banking & Brokerage–0.61%
Charles Schwab Corp. (The)	495,623	5,580,715

Investment Companies–Exchange Traded Funds–0.15%
SPDR S&P Homebuilders ETF	82,592	1,412,323

IT Consulting & Other Services–0.64%
Amdocs Ltd.(b)	207,808	5,928,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Shares	Value

Managed Health Care–1.80%
CIGNA Corp.	71,988	$3,023,496

UnitedHealth Group Inc.	266,918	13,527,404

		16,550,900

Movies & Entertainment–2.66%
Time Warner Inc.	301,108	10,882,043

Viacom Inc.–Class B	299,346	13,593,302

		24,475,345

Oil & Gas Equipment & Services–1.54%
Baker Hughes Inc.	105,276	5,120,625

Cameron International Corp.(b)	74,098	3,644,880

Schlumberger Ltd.	79,539	5,433,309

		14,198,814

Oil & Gas Exploration & Production–2.37%
Anadarko Petroleum Corp.	217,251	16,582,769

Devon Energy Corp.	84,601	5,245,262

		21,828,031

Oil & Gas Refining & Marketing–0.01%
Sunoco, Inc.	1,334	54,721

Oil & Gas Storage & Transportation–0.61%
Williams Cos., Inc. (The)	169,797	5,606,697

Other Diversified Financial Services–3.71%
Citigroup Inc.	348,005	9,156,012

JPMorgan Chase & Co.	753,109	25,040,874

		34,196,886

Packaged Foods & Meats–1.69%
Kraft Foods Inc.–Class A	173,198	6,470,677

Unilever N.V.–New York Shares (Netherlands)	264,130	9,078,148

		15,548,825

Personal Products–0.99%
Avon Products, Inc.	521,769	9,115,304

Pharmaceuticals–5.25%
Abbott Laboratories	57,885	3,254,874

Bristol-Myers Squibb Co.	353,648	12,462,556

Eli Lilly & Co.	50,476	2,097,783

Hospira, Inc.(b)	31,839	966,950

Merck & Co., Inc.	321,435	12,118,099

Pfizer Inc.	807,785	17,480,467

		48,380,729

Property & Casualty Insurance–0.57%
Chubb Corp. (The)	76,179	5,273,110

Regional Banks–2.30%
BB&T Corp.	209,695	5,278,023

Fifth Third Bancorp	360,090	4,580,345

PNC Financial Services Group, Inc.	195,984	11,302,397

		21,160,765

Semiconductor Equipment–0.54%
Applied Materials, Inc.	460,650	4,933,562

Semiconductors–1.03%
Intel Corp.	224,165	5,436,001

STMicroelectronics N.V. (Switzerland)	434,233	2,564,736

STMicroelectronics N.V.–New York Shares (Netherlands)	243,394	1,443,327

		9,444,064

Soft Drinks–1.05%
Coca-Cola Co. (The)	93,297	6,527,991

PepsiCo, Inc.	47,669	3,162,838

		9,690,829

Systems Software–1.42%
Microsoft Corp.	504,402	13,094,276

Wireless Telecommunication Services–1.25%
Vodafone Group PLC–ADR (United Kingdom)	409,880	11,488,936

Total Common Stocks & Other Equity Interests (Cost $529,535,817)		575,479,932

	Principal
	Amount
Bonds and Notes–18.18%
Advertising–0.38%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Conv. Global Notes, 4.25%, 03/15/12(c)	$1,805,000	1,834,331

4.75%, 03/15/13(c)	1,445,000	1,593,113

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	100,000	112,107

		3,539,551

Aerospace & Defense–0.02%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	185,000	185,491

Agricultural Products–0.03%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	255,000	304,225

Airlines–0.06%
Continental Airlines, Inc., Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	315,000	322,481

Delta Air Lines, Inc., Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	235,816	252,471

		574,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Alternative Carriers–0.36%
TW Telecom Inc., Sr. Unsec. Conv. Deb., 2.38%, 04/01/13(c)	$2,794,000	$3,303,905

Application Software–0.12%
Adobe Systems, Inc., Sr. Unsec. Global Notes, 4.75%, 02/01/20	185,000	200,437

Cadence Design Systems, Inc., Series B, Sr. Unsec. Conv. Global Notes, 1.50%, 12/15/13	901,000	893,116

		1,093,553

Asset Management & Custody Banks–0.30%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Notes, 3.95%, 08/15/13(c)	2,511,000	2,736,990

Automobile Manufacturers–0.10%
Daimler Finance North America LLC, Sr. Unsec. Gtd. Global Notes, 7.30%, 01/15/12	190,000	190,331

Sr. Unsec. Gtd. Notes, 1.88%, 09/15/14(d)	700,000	694,548

		884,879

Automotive Retail–0.12%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	585,000	644,128

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	395,000	434,775

Sr. Unsec. Notes, 5.88%, 10/15/12	60,000	62,157

		1,141,060

Biotechnology–1.11%
Amylin Pharmaceuticals Inc., Sr. Unsec. Conv. Global Notes, 3.00%, 06/15/14	2,736,000	2,448,720

Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	762,000	538,163

Gilead Sciences, Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	6,360,000	7,274,250

		10,261,133

Brewers–0.09%
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 04/15/15	395,000	421,510

5.38%, 01/15/20	50,000	58,983

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(d)	325,000	357,383

		837,876

Broadcasting–0.01%
COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	20,000	22,254

Sr. Unsec. Notes, 8.38%, 03/01/39(d)	80,000	106,767

		129,021

Cable & Satellite–0.34%
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	445,000	512,994

DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	1,050,000	1,113,656

NBC Universal Media LLC, Sr. Unsec. Global Notes, 2.10%, 04/01/14	230,000	233,150

5.15%, 04/30/20	175,000	196,164

5.95%, 04/01/41	215,000	257,007

Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 02/14/19	215,000	276,103

Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	470,000	514,278

		3,103,352

Casinos & Gaming–1.09%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	4,320,000	5,135,400

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	5,130,000	4,879,913

		10,015,313

Communications Equipment–1.10%
Alcatel-Lucent USA, Inc., Series B, Sr. Unsec. Gtd. Conv. Notes, 2.88%, 06/15/13(c)	5,506,000	4,859,045

Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 03/15/15(d)	2,460,000	2,429,250

JDS Uniphase Corp., Sr. Unsec. Conv. Notes, 1.00%, 05/15/13(c)(d)	1,100,000	1,081,256

1.00%, 05/15/13(c)	1,624,000	1,603,700

Juniper Networks, Inc., Sr. Unsec. Notes, 4.60%, 03/15/21	120,000	128,080

		10,101,331

Computer & Electronics Retail–0.04%
Best Buy Co., Inc., Sr. Unsec. Notes, 5.50%, 03/15/21	420,000	403,302

Computer Hardware–0.05%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	420,000	424,222

Computer Storage & Peripherals–0.84%
SanDisk Corp., Sr. Unsec. Conv. Notes, 1.00%, 05/15/13	7,906,000	7,737,998

Construction Materials–0.28%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	3,900,000	2,564,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Consumer Finance–0.01%
American Express Credit Corp., Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	$35,000	$37,964

Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	50,000	56,318

		94,282

Department Stores–0.04%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	400,000	403,000

Diversified Banks–1.42%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes,
2.88%, 04/25/14	155,000	144,547

4.00%, 04/27/16	230,000	207,226

Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(d)	310,000	292,495

Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	550,000	560,710

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	395,000	406,003

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
5.13%, 01/08/20	60,000	61,774

6.75%, 05/22/19	510,000	566,606

Unsec. Sub. Global Notes, 5.14%, 10/14/20	275,000	238,242

BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(d)	390,000	378,147

Citibank N.A., Sr. Unsec. Gtd. Notes, 1.75%, 12/28/12	1,500,000	1,522,451

Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 5.00%, 10/15/19(d)	320,000	338,171

Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	560,000	526,200

Unsec. Sub. Global Notes, 6.00%, 02/15/18	75,000	74,201

Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(d)	565,000	525,699

HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(d)	325,000	258,773

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(d)	565,000	564,744

HSBC Finance Corp., Sr. Unsec. Global Notes, 7.00%, 05/15/12	470,000	478,033

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	200,000	206,067

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	665,000	643,796

Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(d)	185,000	176,200

National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(d)	190,000	194,940

Nordea Bank A.B. (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(d)	245,000	256,382

Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(d)	490,000	527,878

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	445,000	425,148

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(d)	200,000	183,475

Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(d)	705,000	651,692

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(d)	100,000	102,821

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(d)	255,000	257,479

5.50%, 11/18/14(d)	100,000	107,826

U.S. Bancorp., Sr. Unsec. Rate Notes, 2.00%, 06/14/13	530,000	538,711

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20	450,000	463,612

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	50,000	52,423

Sr. Unsec. Notes, 5.63%, 12/11/17	580,000	659,111

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	440,000	442,767

		13,034,350

Diversified Capital Markets–0.05%
Credit Suisse AG (Switzerland), Sr. Unsec. Medium-Term Global Notes, 5.30%, 08/13/19	170,000	175,294

UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	250,000	259,490

		434,784

Diversified Metals & Mining–0.11%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(d)	200,000	254,773

Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	350,000	370,562

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	295,000	402,586

Southern Copper Corp., Sr. Unsec. Global Notes, 5.38%, 04/16/20	5,000	5,157

6.75%, 04/16/40	10,000	9,997

		1,043,075

Diversified Real Estate Activities–0.00%
Brookfield Asset Management, Inc. (Canada), Sr. Unsec. Notes, 7.13%, 06/15/12	20,000	20,462

Diversified REIT’s–0.13%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(d)	1,155,000	1,177,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Diversified Support Services–0.06%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	$520,000	$534,577

Drug Retail–0.05%
CVS Caremark Corp., Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	379,293	399,230

Sec. Pass Through Ctfs., 8.35%, 07/10/31(d)	33,497	41,843

		441,073

Electric Utilities–0.16%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(d)	150,000	155,315

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(d)	425,000	382,067

Iberdola Finance Ireland Ltd. (Ireland), Unsec. Gtd. Unsub. Notes, 3.80%, 09/11/14(d)	200,000	199,928

Louisville Gas & Electric Co., Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	405,000	407,753

Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	200,000	229,252

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	50,000	67,631

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	15,000	17,335

		1,459,281

Electronic Components–0.01%
Corning, Inc., Sr. Unsec. Notes, 6.63%, 05/15/19	35,000	42,447

7.25%, 08/15/36	60,000	71,924

		114,371

Environmental & Facilities Services–0.05%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	395,000	425,113

Food Retail–0.08%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	180,000	194,915

Safeway, Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	500,000	497,064

		691,979

Gold–0.11%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	425,000	438,876

Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(d)	665,000	594,058

		1,032,934

Health Care Equipment–0.51%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	220,000	231,485

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	330,000	335,205

NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	1,104,000	810,060

Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	2,736,000	3,303,720

		4,680,470

Health Care Facilities–0.46%
Lifepoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	4,141,000	4,254,878

Health Care Services–0.48%
Express Scripts, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12	925,000	942,389

6.25%, 06/15/14	70,000	76,339

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	300,000	302,529

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	220,000	221,225

Omnicare, Inc., Sr. Unsec. Gtd. Sub. Conv. Notes, 3.75%, 12/15/25	971,000	1,354,545

Series OCR, Sr. Unsec. Gtd. Conv. Deb., 3.25%, 12/15/15(c)	1,625,000	1,499,062

		4,396,089

Hotels, Resorts & Cruise Lines–0.41%
Gaylord Entertainment Co., Sr. Unsec. Gtd. Conv. Notes, 3.75%, 10/01/14(d)	2,778,000	3,104,415

Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(d)	70,000	75,369

Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	580,000	600,300

7.38%, 03/01/20	20,000	22,813

		3,802,897

Housewares & Specialties–0.07%
Tupperware Brands Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21(d)	605,000	610,689

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	50,000	69,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Industrial Conglomerates–0.54%
General Electric Capital Corp.,
Sr. Unsec. Medium-Term Global Notes, 4.65%, 10/17/21	$430,000	$449,629

Series G, Sr. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	3,450,000	3,533,236

Sr. Unsec. Gtd. Medium-Term Global Notes, 2.20%, 06/08/12	80,000	80,702

Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	300,000	344,440

General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	485,000	558,485

Koninklije Philips Electronics N.V. (Netherlands), Sr. Unsec. Global Notes, 5.75%, 03/11/18	25,000	28,688

		4,995,180

Industrial Machinery–0.11%
Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	950,000	1,009,993

Integrated Oil & Gas–0.04%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	195,000	220,973

Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	115,000	123,360

		344,333

Integrated Telecommunication Services–0.25%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	4,000	5,666

AT&T, Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	20,000	20,742

5.35%, 09/01/40	101,000	113,674

6.15%, 09/15/34	140,000	167,305

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	155,000	216,626

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.00%, 06/04/18	520,000	482,505

Verizon Communications, Inc., Sr. Unsec. Global Notes, 3.00%, 04/01/16	230,000	242,576

4.75%, 11/01/41	210,000	227,965

6.35%, 04/01/19	260,000	321,226

8.95%, 03/01/39	300,000	482,854

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	39,000	39,993

		2,321,132

Internet Retail–0.06%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	505,000	510,786

Investment Banking & Brokerage–0.84%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	510,000	544,997

Goldman Sachs Group, Inc. (The), Series C, Exchangeable Basket-Linked Medium-Term Notes, 1.00%, 03/15/17(d)(k)	3,328,000	2,948,874

Sr. Unsec. Global Notes, 3.70%, 08/01/15	65,000	63,684

5.25%, 07/27/21	400,000	391,965

6.15%, 04/01/18	905,000	931,142

Unsec. Sub. Global Notes, 6.75%, 10/01/37	385,000	362,038

Jefferies Group, Inc., Sr. Unsec. Notes, 6.88%, 04/15/21	440,000	399,300

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(d)	50,000	47,199

Morgan Stanley, Sr. Unsec. Global Notes,
3.80%, 04/29/16	700,000	646,385

4.00%, 07/24/15	610,000	573,433

Sr. Unsec. Notes, 3.45%, 11/02/15	715,000	657,672

5.75%, 01/25/21	220,000	204,901

		7,771,590

Life & Health Insurance–0.17%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	275,000	284,948

MetLife, Inc., Sr. Unsec. Global Notes, 4.75%, 02/08/21	410,000	443,701

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(d)	215,000	230,948

Prudential Financial, Inc., Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	255,000	269,990

Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	50,000	51,788

6.63%, 12/01/37	110,000	119,988

7.38%, 06/15/19	105,000	125,094

		1,526,457

Life Sciences Tools & Services–0.34%
Life Technologies Corp., Sr. Unsec. Conv. Notes, 1.50%, 02/15/12(c)	3,143,000	3,158,715

Managed Health Care–0.12%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	605,000	632,818

WellPoint, Inc., Sr. Unsec. Notes, 4.35%, 08/15/20	400,000	434,855

		1,067,673

Mortgage Backed Securities–0.01%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	59,456	60,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Movies & Entertainment–0.34%
Liberty Media LLC, Sr. Unsec. Conv. Notes, 3.13%, 03/30/13(c)	$2,627,200	$2,952,316

Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	130,000	150,378

		3,102,694

Multi-Line Insurance–0.04%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	325,000	337,091

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(d)	45,000	47,103

		384,194

Multi-Utilities–0.02%
Nisource Finance Corp., Sr. Unsec. Gtd. Bonds, 6.80%, 01/15/19	115,000	134,656

Office Electronics–0.00%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	40,000	42,273

Office REIT’s–0.04%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	335,000	341,918

Oil & Gas Equipment & Services–0.13%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 12/15/12(c)	1,208,000	1,217,060

Oil & Gas Exploration & Production–0.05%
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	15,000	17,224

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	395,000	429,088

		446,312

Oil & Gas Storage & Transportation–0.10%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	115,000	127,305

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	25,000	29,337

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	245,000	286,338

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	50,000	55,500

7.50%, 09/15/38	120,000	154,583

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	185,000	235,307

		888,370

Other Diversified Financial Services–0.92%
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/17	975,000	933,724

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	350,000	334,327

Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	340,000	398,692

Citigroup Funding, Inc., Unsec. Gtd. Unsub. Global Notes, 2.25%, 12/10/12	3,450,000	3,515,459

Citigroup, Inc.,
Sr. Unsec. Global Notes, 6.01%, 01/15/15	65,000	68,179

6.13%, 11/21/17	495,000	529,320

8.50%, 05/22/19	455,000	540,276

Sr. Unsec. Notes, 4.75%, 05/19/15	75,000	76,362

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(d)	340,000	344,228

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	75,000	82,330

JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 4.40%, 07/22/20	400,000	401,681

4.75%, 05/01/13	65,000	67,993

Sr. Unsec. Notes, 6.00%, 01/15/18	615,000	688,460

Unsec. Sub. Global Notes, 5.13%, 09/15/14	70,000	73,885

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	410,000	405,104

Twin Reefs Pass-Through Trust, Sec. Floating Rate Pass Through Ctfs., 1.39% (Acquired 12/07/04; Cost $90,000)(d)(e)(f)(g)	90,000	0

		8,460,020

Packaged Foods & Meats–0.13%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(d)	270,000	284,700

Kraft Foods, Inc.,
Sr. Unsec. Global Notes,
5.38%, 02/10/20	215,000	248,385

7.00%, 08/11/37	305,000	407,565

Sr. Unsec. Notes, 6.88%, 01/26/39	200,000	264,618

		1,205,268

Paper Products–0.03%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	285,000	310,744

Pharmaceuticals–0.74%
Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	2,398,000	3,150,372

GlaxoSmithKline Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.65%, 05/15/18	75,000	90,569

6.38%, 05/15/38	70,000	93,530

Merck & Co. Inc., Sr. Unsec. Global Notes, 5.00%, 06/30/19	280,000	330,848

Pfizer Inc., Sr. Unsec. Global Notes, 6.20%, 03/15/19	650,000	805,464

Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 2.75%, 05/15/15	1,835,000	2,383,206

		6,853,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Property & Casualty Insurance–0.03%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	$25,000	$27,905

Travelers Cos., Inc. (The), Sr. Unsec. Notes, 5.35%, 11/01/40	205,000	238,775

		266,680

Railroads–0.07%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	80,000	96,529

Sr. Unsec. Notes, 5.50%, 04/15/41	380,000	429,980

Union Pacific Corp., Sr. Unsec. Notes, 6.13%, 02/15/20	110,000	134,886

		661,395

Regional Banks–0.18%
Key Bank NA, Sr. Unsec. Gtd. Global Notes, 3.20%, 06/15/12	500,000	506,563

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(d)	485,000	482,075

PNC Funding Corp.,
Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	40,000	42,192

5.13%, 02/08/20	360,000	407,861

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	185,000	225,186

		1,663,877

Restaurants–0.04%
Yum! Brands, Inc., Sr. Unsec. Global Bonds, 6.25%, 03/15/18	110,000	128,989

Sr. Unsec. Notes, 5.30%, 09/15/19	175,000	196,836

		325,825

Retail REIT’s–0.03%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(d)	270,000	301,543

Semiconductor Equipment–0.18%
Novellus Systems Inc., Sr. Unsec. Conv. Notes, 2.63%, 05/15/41(d)	1,399,000	1,682,298

Semiconductors–0.74%
Linear Technology Corp., Sr. Unsec. Conv. Notes, 3.00%, 05/01/14(c)(d)	1,193,000	1,224,316

Series A, Sr. Unsec. Conv. Global Notes, 3.00%, 05/01/14(c)	1,481,000	1,519,877

Micron Technology Inc., Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/18(c)(d)	2,106,000	1,900,665

Xilinx Inc., Jr. Unsec. Conv. Sub. Notes, 3.13%, 03/15/37	635,000	723,900

3.13%, 03/15/37(d)	1,302,000	1,484,280

		6,853,038

Sovereign Debt–0.05%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	100,000	117,600

Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	10,000	12,587

Republic of Italy (Italy), Sr. Unsec. Global Notes, 6.88%, 09/27/23	320,000	309,077

		439,264

Specialized REIT’s–0.05%
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	495,000	486,028

Steel–0.18%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.85%, 06/01/19	446,000	494,472

Sr. Unsec. Global Notes, 3.75%, 08/05/15	585,000	556,374

5.50%, 03/01/21	85,000	78,226

6.13%, 06/01/18	15,000	15,270

6.75%, 03/01/41	85,000	76,538

7.00%, 10/15/39	40,000	37,133

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.63%, 09/15/19	185,000	203,722

4.63%, 09/15/20	20,000	20,750

6.88%, 11/10/39	185,000	213,470

		1,695,955

Systems Software–0.24%
Symantec Corp., Class B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	1,970,000	2,203,938

Technology Distributors–0.01%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	50,000	53,017

Thrifts & Mortgage Finance–0.19%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	2,943,000	1,784,194

Tobacco–0.00%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	35,000	38,000

Trading Companies & Distributors–0.00%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	20,000	20,375

Trucking–0.03%
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	280,000	287,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Wireless Telecommunication Services–0.48%
America Movil S.A.B. de C.V. (Mexico), Unsec. Gtd. Unsub. Global Notes, 2.38%, 09/08/16	$255,000	$252,125

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	170,000	178,108

Sr. Unsec. Notes, 4.50%, 01/15/18	320,000	326,569

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(d)	370,000	375,550

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	2,909,000	3,298,078

		4,430,430

Total Bonds and Notes (Cost $162,727,020)		167,411,553

U.S. Treasury Securities–8.01%
U.S. Treasury Bills–0.12%
0.75%, 05/31/12(h)	800,000	802,258

0.00%, 11/15/12(h)(i)	340,000	339,744

		1,142,002

U.S. Treasury Notes–5.18%
0.88%, 02/29/12	500,000	500,625

1.00%, 04/30/12	400,000	401,254

1.38%, 09/15/12	1,700,000	1,714,941

1.50%, 12/31/13	1,085,000	1,111,955

1.75%, 03/31/14	2,300,000	2,375,469

2.63%, 07/31/14	1,100,000	1,164,625

2.38%, 10/31/14	15,720,000	16,606,706

2.13%, 11/30/14	5,250,000	5,514,961

2.25%, 01/31/15	6,000,000	6,338,438

2.50%, 03/31/15	275,000	293,262

2.13%, 05/31/15	680,000	717,931

2.25%, 03/31/16	2,000,000	2,133,750

2.63%, 04/30/16	2,000,000	2,163,750

4.00%, 08/15/18	3,055,000	3,598,217

3.63%, 08/15/19	1,525,000	1,766,379

3.38%, 11/15/19	300,000	342,047

3.63%, 02/15/20	46,000	53,353

2.63%, 11/15/20	600,000	646,125

2.13%, 08/15/21	175,000	179,457

3.88%, 08/15/40	20,000	23,956

		47,647,201

U.S. Treasury Bonds–2.71%
8.13%, 08/15/21	2,700,000	4,229,297

6.63%, 02/15/27	2,500,000	3,847,656

5.38%, 02/15/31	8,995,000	12,824,903

4.25%, 05/15/39	805,000	1,023,356

4.50%, 08/15/39	40,000	52,856

4.63%, 02/15/40	250,000	336,914

4.38%, 05/15/40	80,000	103,850

4.25%, 11/15/40	2,000,000	2,548,750

		24,967,582

Total U.S. Treasury Securities (Cost $66,209,634)		73,756,785

	Shares
Preferred Stocks–1.60%
Health Care Facilities–0.17%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	1,785	1,566,784

Health Care Services–0.13%
Omnicare Capital Trust II, Series B, $2.00 Conv. Pfd.	26,407	1,196,765

Multi-Utilities–0.23%
CenterPoint Energy, Inc., $1.88 Conv. Pfd.	62,215	2,134,752

Oil & Gas Storage & Transportation–0.48%
El Paso Energy Captial Trust I, $2.38 Conv. Pfd	95,499	4,396,774

Regional Banks–0.35%
KeyCorp, Series A, $7.75 Conv. Pfd.	30,290	3,199,836

Research & Consulting Services–0.05%
Nielsen Holdings N.V. (Netherlands), $3.13 Conv. Pfd.	7,510	436,049

Trucking–0.19%
2010 Swift Mandatory Common Exchange Security Trust, $0.66 Conv. Pfd.(d)	199,220	1,756,363

Total Preferred Stocks (Cost $12,665,371)		14,687,323

	Principal
	Amount
U.S. Government Sponsored Agency Securities–0.81%
Federal Home Loan Mortgage Corp. (FHLMC)–0.59%
Sr. Unsec. Global Bonds, 6.75%, 03/15/31	$750,000	1,130,493

Sr. Unsec. Global Notes,
3.00%, 07/28/14	1,020,000	1,084,621

5.00%, 04/18/17	1,500,000	1,786,575

5.50%, 08/23/17	140,000	171,535

Unsec. Global Notes, 4.88%, 06/13/18	1,000,000	1,207,614

		5,380,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–0.22%
Sr. Unsec. Global Notes, 4.38%, 10/15/15	$1,700,000	$1,922,832

Unsec. Global Notes, 2.63%, 11/20/14	130,000	137,619

		2,060,451

Total U.S. Government Sponsored Agency Securities (Cost $6,725,898)		7,441,289

Municipal Obligation–0.03%
Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26 (Cost $240,000)	240,000	280,277

Asset-Backed Securities–0.00%
Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37 (Cost $20,717)	21,140	20,763

U.S. Government Sponsored Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 02/01/26	6,267	7,093

5.50%, 02/01/37	589	640

		7,733

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 6.00%, 01/01/17	1,483	1,604

5.50%, 03/01/21	600	652

8.00%, 08/01/21	5,019	5,672

9.50%, 04/01/30	11,520	13,791

		21,719

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $27,082)		29,452

	Shares
Money Market Funds–8.42%
Liquid Assets Portfolio–Institutional Class(j)	38,771,398	38,771,398

Premier Portfolio–Institutional Class(j)	38,771,397	38,771,397

Total Money Market Funds (Cost $77,542,795)		77,542,795

TOTAL INVESTMENTS–99.55% (Cost $855,694,334)		916,650,169

OTHER ASSETS LESS LIABILITIES–0.45%		4,119,123

NET ASSETS–100.00%		$920,769,292

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates
Deb.	– Debentures
ETF	– Exchange-Traded Fund
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
SPDR	– Standard & Poor’s Depositary Receipt
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $27,291,795, which represented 2.96% of the Fund’s Net Assets.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(f)	Perpetual bond with no specified maturity date.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2011 represented 0.00% of the Fund’s Net Assets.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open future contracts. See Note 1K and Note 4.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.
(k)	Exchangeable for a basket of four common stocks and one ordinary share.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $778,151,539)	$839,107,374

Investments in affiliated money market funds, at value and cost	77,542,795

Total investments, at value (Cost $855,694,334)	916,650,169

Receivable for:
Investments sold	689,048

Fund shares sold	470,500

Dividends and interest	3,489,270

Foreign currency contracts outstanding	804,281

Investment for trustee deferred compensation and retirement plans	43,682

Other assets	353

Total assets	922,147,303

Liabilities:
Payable for:
Investments purchased	197,787

Fund shares reacquired	207,869

Variation margin	35,312

Accrued fees to affiliates	786,293

Accrued other operating expenses	71,355

Trustee deferred compensation and retirement plans	79,395

Total liabilities	1,378,011

Net assets applicable to shares outstanding	$920,769,292

Net assets consist of:
Shares of beneficial interest	$903,438,850

Undistributed net investment income	14,245,911

Undistributed net realized gain (loss)	(58,357,895)

Unrealized appreciation	61,442,426

$920,769,292

Net Assets:
Series I	$56,052,931

Series II	$864,716,361

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	4,107,283

Series II	63,423,964

Series I:
Net asset value per share	$13.65

Series II:
Net asset value per share	$13.63

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $173,888)	$14,689,144

Dividends from affiliated money market funds	52,874

Interest	7,380,724

Total investment income	22,122,742

Expenses:
Advisory fees	3,489,069

Administrative services fees	2,285,988

Custodian fees	47,443

Distribution fees — Series II	2,124,156

Transfer agent fees	22,602

Trustees’ and officers’ fees and benefits	53,807

Other	25,988

Total expenses	8,049,053

Less: Fees waived	(1,770,715)

Net expenses	6,278,338

Net investment income	15,844,404

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,739,566

Foreign currencies	(3,790)

Foreign currency contracts	969,174

Futures contracts	(1,646,373)

6,058,577

Change in net unrealized appreciation (depreciation) of:
Investment securities	(41,894,394)

Foreign currencies	(6)

Foreign currency contracts	804,281

Futures contracts	(911,720)

(42,001,839)

Net realized and unrealized gain (loss)	(35,943,262)

Net increase (decrease) in net assets resulting from operations	$(20,098,858)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$15,844,404	$12,050,632

Net realized gain	6,058,577	23,430,319

Change in net unrealized appreciation (depreciation)	(42,001,839)	48,708,386

Net increase (decrease) in net assets resulting from operations	(20,098,858)	84,189,337

Distributions to shareholders from net investment income:
Series I	(166,703)	—

Series II	(14,481,929)	(13,994,794)

Total distributions from net investment income	(14,648,632)	(13,994,794)

Share transactions–net:
Series I	61,606,856	44,483

Series II	93,450,310	57,438,806

Net increase in net assets resulting from share transactions	155,057,166	57,483,289

Net increase in net assets	120,309,676	127,677,832

Net assets:
Beginning of year	800,459,616	672,781,784

End of year (includes undistributed net investment income of $14,245,911 and $12,043,490, respectively)	$920,769,292	$800,459,616

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objectives are both capital appreciation and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco Van Kampen V.I. Equity and Income Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco Van Kampen V.I. Equity and Income Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

Invesco Van Kampen V.I. Equity and Income Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.75% (after 12b-1 fee waivers) of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $71,390.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $214,639 for accounting and fund administrative services and reimbursed $2,071,349 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. IDI has contractually agreed to waive 0.20% of Rule 12b-1 plan fees on Series II shares through at least June 30, 2012. 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations as distribution fees. For the year ended December 31, 2011, 12b-1 fees incurred for Series II shares were $424,831 after fee waivers of $1,699,325.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Van Kampen V.I. Equity and Income Fund

  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$659,251,366	$8,458,684	$—	$667,710,050

U.S. Treasury Securities	—	73,756,785	—	73,756,785

U.S. Government Sponsored Securities	—	7,470,741	—	7,470,741

Corporate Debt Securities	—	166,972,289	0	166,972,289

Asset Backed Securities	—	20,763	—	20,763

Municipal Obligations	—	280,277	—	280,277

Foreign Government Debt Securities	—	439,264	—	439,264

	$659,251,366	$257,398,803	$0	$916,650,169

Foreign Currency Contracts*	—	804,281	—	804,281

Futures*	(317,689)	—	—	(317,689)

Total Investments	$658,933,677	$258,203,084	$0	$917,136,761

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$804,281	$—

Interest rate risk
Futures contracts(b)	$3,862	$(321,551)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
		Foreign Currency
	Futures*	Contracts*

Realized Gain (Loss)
Currency risk	$—	$969,174

Interest rate risk	(1,646,373)	—

Change in Unrealized Appreciation (Depreciation)
Currency risk	—	804,281

Interest rate risk	(911,720)	—

Total	$(2,558,093)	$1,773,455

*	The average notional value of futures and foreign currency contracts outstanding during the period was $32,750,930 and $17,000,118, respectively.

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

1/12/12	Bank of New York	EUR	10,794,240	USD	14,519,548	$13,972,458	$547,090

1/12/12	State Street CA	EUR	3,783,362	USD	5,089,833	4,897,322	192,511

1/12/12	State Street CA	GBP	5,403,528	USD	8,457,467	8,392,787	64,680

Total open foreign currency contracts							$804,281

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Invesco Van Kampen V.I. Equity and Income Fund

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Treasury 2 Year Notes	36	March-2012	$7,939,688	$3,862

Short Contracts

U.S. Treasury 5 Year Notes	78	March-2012	(9,614,109)	(45,867)

U.S. Treasury 10 Year Notes	39	March-2012	(5,113,875)	(68,027)

U.S. Treasury Long Bond	44	March-2012	(6,371,750)	(207,657)

Subtotal			$(21,099,734)	$(321,551)

Total				$(317,689)

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $1,284,704.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $2,143 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$14,648,632	$13,994,794

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$17,916,603

Net unrealized appreciation — investments	54,942,677

Temporary book/tax differences	(79,248)

Capital loss carryforward	(55,449,590)

Shares of beneficial interest	903,438,850

Total net assets	$920,769,292

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddles and hybrid securities.

Invesco Van Kampen V.I. Equity and Income Fund

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $49,270,013 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund utilized $5,015,717 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2015	$1,901,861	$—	$1,901,861

December 31, 2016	6,050,182	—	6,050,182

December 31, 2017	47,497,547	—	47,497,547

	$55,449,590	$—	$55,449,590

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

  To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $256,744,600 and $219,440,159, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$91,692,362

Aggregate unrealized (depreciation) of investment securities	(36,749,685)

Net unrealized appreciation of investment securities	$54,942,677

Cost of investments for tax purposes is $861,707,492.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from hybrid securities and return of capital on December 31, 2011, undistributed net investment income was increased by $1,052,406, undistributed net realized gain (loss) was decreased by $826,480 and shares of beneficial interest decreased by $225,926.
  Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Fund into the Fund, undistributed net investment income was decreased by $45,757, undistributed net realized gain (loss) was decreased by $11,030,852 and shares of beneficial interest increased by $11,076,609. These reclassifications had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I(b)	166,964	$2,254,649	3,269	$44,487

Series II	10,464,491	146,470,102	9,140,570	119,604,678

Issued as reinvestment of dividends:
Series I	13,178	166,498	—	—

Series II	1,025,856	14,481,929	1,110,698	13,994,794

Issued in connection with acquistions:(c)
Series I	4,636,112	68,904,153	—	—

Series II	2,097,600	31,153,983	—	—

Reacquired:
Series I	(712,240)	(9,718,444)	—	(4)

Series II	(7,121,326)	(98,655,704)	(5,846,609)	(76,160,666)

Net increase in share activity	10,570,635	$155,057,166	4,407,928	$57,483,289

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 6,733,712 shares of the Fund for 3,229,995, 2,847,069 and 2,619,937 shares outstanding of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund, respectively, as of the close of business on April 29, 2011. Each class of the Target Funds was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, April 29, 2011. Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund’s net assets at that date of $31,074,477, $31,415,511 and 37,568,148 including $4,748,360, 4,098,925 and 3,365,752 of unrealized appreciation, were combined with those of the Fund, respectively. The net assets of the Fund immediately before the acquisition were $883,038,141 and $983,096,277 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$16,266,072
Net realized/unrealized gains (losses)	(29,988,355)

Change in net assets resulting from operations	(13,722,283)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
												to average		to average				Ratio of
			Net gains									net assets		net assets				rebate from
			(losses) on									with fee		without		Ratio of net		Morgan
	Net asset		securities		Dividends	Distributions						waivers		fee waivers		investment		Stanley
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	and/or		and/or		income to		Affiliates to
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	expenses		expenses		average		average net	Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		assets	turnover(c)

Series I
Year ended 12/31/11	$14.06	$0.25	$(0.41)	$(0.16)	$(0.25)	$—	$(0.25)	$13.65	(1.19)%		$56,053	0.66	%(d)	0.67	%(d)	1.83	%(d)	—%	28%
Year ended 12/31/10(e)	12.27	0.13	1.66	1.79	—	—	—	14.06	14.59		46	0.69	(j)	0.70	(j)	1.73	(j)	—	34

Series II
Year ended 12/31/11	14.05	0.25	(0.42)	(0.17)	(0.25)	—	(0.25)	13.63	(1.30)		864,716	0.71	(d)	0.92	(d)	1.78	(d)	—	28
Year ended 12/31/10	12.80	0.22	1.29	1.51	(0.26)	—	(0.26)	14.05	12.03		800,414	0.74		0.98		1.68		—	34
Year ended 12/31/09	10.77	0.24	2.11	2.35	(0.32)	—	(0.32)	12.80	22.49		672,782	0.74	(f)	1.04	(f)	2.09	(f)(g)	0.01	81
Year ended 12/31/08	14.74	0.32	(3.56)	(3.24)	(0.31)	(0.42)	(0.73)	10.77	(22.68	)(h)	517,124	0.75	(f)	1.05	(f)	2.50	(f)(g)	0.01	95
Year ended 12/31/07	14.89	0.35	0.17	0.52	(0.28)	(0.39)	(0.67)	14.74	3.36		711,897	0.74	(f)	1.04	(f)	2.31	(f)(g)	0.00 (i)	70

(a)	Calculate using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $84,964,454 and sold of $24,142,395 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $40,072 and $849,662 for Series I and Series II shares, respectively.
(e)	Commencement date of June 1, 2010.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.79%, 2.20% and 2.01% for the years ended December 31, 2009 through December 31, 2007, respectively.
(h)	The Adviser reimbursed the Fund for losses incurred on derivative transactions which breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total return shown above. Without this reimbursement, the total return for Series II would have been (22.68)%.
(i)	Amount is less than 0.005%.
(j)	Annualized.

Invesco Van Kampen V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$948.10	$3.09	$1,022.03	$3.21	0.63%

Series II	1,000.00	948.10	3.34	1,021.78	3.47	0.68

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	58.92%
U.S. Treasury Obligations*	8.67%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Global Value
Equity Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIGVE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Van Kampen V.I. Global Value Equity Fund underperformed the MSCI World Index and the Lipper VUF Global Core Funds Index. Stock selection during the volatile year was a hindrance to the Fund’s performance. Stock selection in the energy, health care, consumer staples and utilities sectors contributed to performance, while holdings in the financials, industrials, materials, information technology and consumer discretionary sectors detracted from performance during the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-10.89%

Series II Shares	-11.12

MSCI World Index▼(Broad Market / Style-Specific Index)	-5.54

Lipper VUF Global Core Funds Index▼(Peer Group Index)	-7.88

Source: ▼ Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
The Fund invests primarily in stocks of mid- and large-cap global companies with records of stable earnings and strong balance sheets that are offering attractive valuations relative to the broad market and their peers. We take a bottom-up, research driven approach. We begin with a universe of global equities with greater than $1 billion in market capitalization and up to 10 years of financial statement information from both developed and emerging markets. We make adjustments to each company’s financial history for inflation rates and select accounting conventions to create a comparable basis for analysis. We then rank the universe using a proprietary three-factor valuation ranking model that combines a company’s implied return, price/book ratio and price/earnings ratio. Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the potential sustainability of company profitability. The most attractive stocks from the valuation screen, which have also passed rigorous fundamental research, are candidates for inclusion in the portfolio. At the portfolio level, we seek to achieve appropriate diversification relative to the MSCI World Index and we take a long-term investment horizon in evaluating companies, which results in relatively low rates of portfolio turnover.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits, however, and not on projections of country or sector performance.
     Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund
Global equity markets faced headwinds in 2011. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy continued to grow in 2011, investors remained concerned about high unemployment and a still-weak housing market. The reporting period ended with a market upswing, as European leaders took steps to address the Greek sovereign debt issue and stabilize the region’s banking system.
     Market volatility was a common theme for the reporting period. The sovereign debt crisis intensified in the eurozone, and global growth slowed, prompting concerns of a global recession. Market volatility increased drastically due to civil unrest in the Middle East and northern Africa and a devastating earthquake and tsunami in Japan. Renewed credit problems overseas and the market correction that occurred during the summer months created a more uncertain environment which prompted many investors to favor relative safety over risk.
     In emerging market countries, investors grew risk-averse on news of potential defaults in Europe as well as slowing growth and accounting concerns in China. This led to a relatively indiscriminate correction in almost all emerging market countries. Unease about potential overheating in emerging market economies, coupled with the potential of a double-dip recession in developed economies, fostered uncertainty about the pace and vigor of a global economic recovery.
     The Fund stayed true to its process by adhering to its quality orientation in stock selection. Our stock selection in the energy, health care and consumer staples sectors made the largest contribution to

Portfolio Composition
By country

United States	39.8%

Japan	12.9

United Kingdom	10.4

Switzerland	5.8

France	4.5

Germany	3.3

Australia	2.7

Spain	2.6

Norway	2.5

South Korea	2.2

Canada	2.0

Countries Each With
Less Than 2% of Portfolio	9.4

Money Market Funds Plus Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1.	Imperial Tobacco Group PLC	2.8%

2.	Royal Dutch Shell PLC-Class A	2.7

3.	Chevron Corp.	2.7

4.	ACE Ltd.	2.6

5.	Western Digital Corp.	2.4

6.	Coach, Inc.	2.2

7.	WellPoint Inc.	2.1

8.	Cisco Systems, Inc.	2.1

9.	ConocoPhillips	2.0

10.	General Dynamics Corp.	2.0

Top Five Industries

1. Integrated Oil & Gas	11.9%

2. Diversified Banks	7.8

3. Pharmaceuticals	6.3

4. Integrated Telecommunication Services	5.0

5. Property & Casualty Insurance	4.0

Total Net Assets	$99.9 million

Total Number of Holdings*	108
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Global Value Equity Fund

the Fund’s relative performance. In the energy sector, oil and gas distributors Chevron and Royal Dutch Shell contributed to Fund performance. During the reporting period, Chevron completed its acquisition of Atlas Energy, a provider of natural gas gathering, processing and treating services.
     Holdings in several sectors, including financials and industrials, detracted from Fund performance for the year.
     In the financials sector, both Bank of America and French bank BNP Paribas hindered Fund performance. Fitch Ratings cut by one notch its long-term ratings on Bank of America and BNP Paribas at the end of the year. Fitch said that the financial market challenges the banks face “result from both economic developments as well as a myriad of regulatory changes.” Within the industrials sector, Fund holdings BHP Billiton and Yara International struggled, delivering negative performance for the year.
     From a geographic perspective, the Fund’s exposure to the U.K., Australia, Italy and Canada contributed to performance during the year. Conversely, our stock selection in the U.S., Hong Kong, Germany and Spain hurt Fund performance versus the style-specific benchmark. Additionally, exposure to non-benchmark areas such as emerging markets was a negative for the Fund during the reporting period.
     Shifts in sector and country weights, which were driven by our bottom-up stock selection approach, were relatively minor during the year. The Fund remained overweight in the energy and telecommunication services sectors relative to its style-specific index. The Fund remained underweight relative to the index in the industrials, information technology and utilities sectors.
     From a geographic perspective, the Fund maintained overweight exposure to Japan and significantly underweight exposure to the U.S., positions that were in place throughout 2011. The Fund’s underweight exposure to the U.S. was a detractor relative to the style-specific index during the year.
     At the end of the reporting period, many of the issues that plagued markets in 2011 remained unresolved and seemed likely to continue to contribute to high levels of volatility. In Europe, the sovereign debt crisis showed no signs of abating and appeared to have pushed economies in the region back into recession. While economic data remained more resilient in the U.S., overall growth clearly slowed across developed and emerging markets. That said, corporate balance sheets were generally healthy and market valuations were attractive from a historical context. The Fund continued to find investment opportunities in this market environment, and our approach to building a diversified portfolio with above-average profitability characteristics and discounted valuations may position us favorably for the long term.
     We caution investors against making investment decisions based on short-term performance.
     We welcome any new investors who joined the Fund during the year, and we thank all of our shareholders for your continued investment in Invesco Van Kampen V.I. Global Value Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ingrid Baker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. She joined Invesco in 1999. Ms. Baker earned a B.A. in international politics from Oberlin College and an M.B.A. in finance from the University of Navarra.
W. Lindsay Davidson
Portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. He joined Invesco in 1984. Mr. Davidson earned a degree in economics from Edinburgh University.
E. Sargent McGowan
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. He joined Invesco in 2002. Mr. McGowan earned a B.S. in commerce from the University of Virginia and an M.B.A. in investment management from the University of North Carolina.
Anuja Singha
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. She joined Invesco in 1998. Ms. Singha earned a B.A. in economics from Mills College and a Ph.D. in economics from Emory University.
Stephen Thomas
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. He joined Invesco in 2000. Mr. Thomas earned a B.B.A. in banking/finance and an M.B.A. from the University of Mississippi.

Invesco Van Kampen V.I. Global Value Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (1/2/97)	3.52%

10 Years	1.35

5 Years	-6.05

1 Year	-10.89

Series II Shares

10 Years	1.09%

5 Years	-6.28

1 Year	-11.12
Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund. Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series II shares incepted on June 1, 2010. Series II shares performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Global Value Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Global Value Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
     Equity securities risk. In general, prices of equity securities are more volatile than those of fixed income securities. Investing in securities of small- and mid-sized companies involves greater risks than is customarily associated with investing in larger, more established companies.
     Value investing risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.
     Foreign and emerging markets risks. Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. In addition, the Fund’s investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Investing in real estate investment trusts (REITs) risks. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.
     Derivatives risk. Derivative transactions involve risks different from direct investments in underlying securities. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
     Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Lipper VUF Global Core Funds Index is an unmanaged index considered representative of global core variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Global Value Equity Fund

Schedule of Investments

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–96.28%
Australia–2.69%
Australia & New Zealand Banking Group Ltd.	44,352	$929,442

Macquarie Group Ltd.	25,005	608,432

Telstra Corp. Ltd.	337,238	1,148,607

		2,686,481

Brazil–1.17%
Banco Santander Brasil S.A.(a)	26,900	215,569

Companhia Energetica de Minas Gerais–ADR(b)	13,468	239,596

PDG Realty S.A. Empreendimentos e Participacoes	63,600	201,007

Petroleo Brasileiro S.A.–ADR	11,631	289,030

Vale S.A.–ADR	10,171	218,168

		1,163,370

Canada–2.05%
Nexen Inc.	56,101	892,616

Toronto-Dominion Bank (The)	15,397	1,152,961

		2,045,577

China–1.14%
China Construction Bank Corp.–Class H	359,000	250,532

China Dongxiang Group Co.	586,000	99,596

China Minsheng Banking Corp., Ltd.–Class H	321,500	278,590

CNOOC Ltd.	133,000	232,552

KWG Property Holding Ltd.	232,500	78,432

Renhe Commercial Holdings Co., Ltd.	1,780,000	203,234

		1,142,936

France–4.53%
BNP Paribas S.A.	30,424	1,195,116

Bouygues S.A.	27,633	867,033

Sanofi	17,235	1,261,151

Total S.A.	23,515	1,200,275

		4,523,575

Germany–1.89%
Deutsche Lufthansa AG–Registered Shares	83,955	998,069

Salzgitter AG	17,687	884,329

		1,882,398

Hong Kong–1.23%
Cheung Kong (Holdings) Ltd.	73,000	864,963

China Mobile Ltd.	37,500	365,621

		1,230,584

Indonesia–0.13%
Telekomunikasi Indonesia Tbk PT	162,000	125,935

Ireland–0.23%
Dragon Oil PLC	32,319	229,810

Italy–1.09%
Eni S.p.A.	52,597	1,086,462

Japan–12.90%
Asahi Group Holdings, Ltd.	87,000	1,910,970

FUJIFILM Holdings Corp.	32,400	766,611

Mitsubishi Corp.	58,300	1,178,275

Mitsubishi UFJ Financial Group, Inc.	289,200	1,227,332

Nippon Telegraph & Telephone Corp.	34,600	1,757,896

Nippon Yusen Kabushiki Kaisha	324,000	829,581

Nissan Motor Co., Ltd.	202,000	1,813,769

Seven & I Holdings Co., Ltd.	37,900	1,056,609

Sumitomo Chemical Co., Ltd.	256,000	934,962

Yamada Denki Co., Ltd.	20,610	1,403,644

		12,879,649

Mexico–0.22%
America Movil S.A.B. de C.V.–Series L	196,300	222,064

Netherlands–1.17%
Unilever N.V.	34,138	1,172,395

Norway–2.54%
Statoil A.S.A.	43,065	1,103,049

Yara International A.S.A.	35,760	1,435,064

		2,538,113

Poland–0.15%
KGHM Polska Miedz S.A.	4,805	152,918

Russia–0.66%
Gazprom OAO–ADR	16,444	175,293

JSFC Sistema, REGS-GDR(c)	8,733	146,152

Magnitogorsk Iron & Steel Works, REGS-GDR(c)	23,624	114,978

Rosneft Oil Co., REGS-GDR(c)	33,417	220,552

		656,975

South Africa–1.02%
Sasol Ltd.	5,329	254,419

Standard Bank Group Ltd.	18,953	231,298

Steinhoff International Holdings Ltd.	91,913	260,890

Tiger Brands Ltd.	8,870	275,128

		1,021,735

South Korea–2.16%
Dongbu Insurance Co., Ltd.	5,255	243,496

Hyundai Mipo Dockyard Co., Ltd.	2,097	204,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

	Shares	Value

South Korea–(continued)

Hyundai Mobis	1,332	$337,493

KT&G Corp.	3,631	256,465

POSCO	787	260,660

Samsung Electronics Co., Ltd.	493	452,596

Shinhan Financial Group Co., Ltd.	5,974	206,054

SK Telecom Co., Ltd.–ADR	14,460	196,801

		2,158,220

Spain–2.59%
Banco Santander S.A.	110,078	831,709

Iberdrola S.A.	150,431	938,127

Telefonica S.A.	47,355	817,273

		2,587,109

Switzerland–5.77%
ACE Ltd.	37,608	2,637,073

Holcim Ltd., Registered Shares(d)	16,925	905,538

Swisscom AG, Registered Shares	3,046	1,151,745

Zurich Financial Services AG	4,719	1,065,736

		5,760,092

Taiwan–0.70%
AU Optronics Corp.–ADR	24,386	105,348

Coretronic Corp	121,000	81,921

HTC Corp.	9,038	148,350

Powertech Technology Inc.	107,300	227,152

Wistron Corp.	105,000	132,988

		695,759

Thailand–0.38%
Bangkok Bank Public Co., Ltd.–NVDR	53,200	258,670

PTT PCL/Foreign	11,500	115,837

		374,507

Turkey–0.11%
Asya Katilim Bankasi A.S.(d)	135,217	113,305

United Kingdom–10.36%
Barclays PLC	316,574	857,810

BHP Billiton PLC	57,205	1,663,726

Eurasian Natural Resources Corp.	20,801	203,971

GlaxoSmithKline PLC	48,133	1,097,841

Imperial Tobacco Group PLC	73,644	2,785,606

National Grid PLC	105,852	1,027,691

Royal Dutch Shell PLC–Class A	73,704	2,710,252

		10,346,897

United States–39.40%
3M Co.	14,664	1,198,489

Apache Corp.	10,211	924,912

Archer-Daniels-Midland Co.	67,111	1,919,375

Bank of America Corp.	109,812	610,555

Bank of New York Mellon Corp. (The)	39,586	788,157

Best Buy Co., Inc.	42,688	997,619

Chevron Corp.	25,283	2,690,111

Cisco Systems, Inc.	112,933	2,041,829

Coach, Inc.	35,530	2,168,751

ConocoPhillips	27,899	2,033,000

Corning Inc.	99,964	1,297,533

CVS Caremark Corp.	38,006	1,549,885

Energen Corp.	24,337	1,216,850

GameStop Corp.–Class A(b)(d)	51,826	1,250,561

General Dynamics Corp.	29,787	1,978,155

Gilead Sciences, Inc.(d)	28,184	1,153,570

Johnson & Johnson	30,012	1,968,187

Merck & Co., Inc.	52,150	1,966,055

Microsoft Corp.	41,446	1,075,938

Oracle Corp.	64,016	1,642,010

PNC Financial Services Group, Inc.	18,778	1,082,927

Stryker Corp.	19,765	982,518

Valero Energy Corp.	53,810	1,132,700

W. R. Berkley Corp.	32,768	1,126,892

WellPoint Inc.	32,318	2,141,068

Western Digital Corp.(d)	77,968	2,413,110

		39,350,757

Total Common Stocks & Other Equity Interests (Cost $94,933,671)		96,147,623

Preferred Stocks–1.46%
Germany–1.46%
Porsche Automobil Holding SE -1.04% Pfd. (Cost $1,396,754)	27,165	1,453,852

Investment Companies–Exchange Traded Funds–0.40%
United States–0.40%
WisdomTree India Earnings Fund (Cost $604,796)	25,900	404,040

Money Market Funds–2.13%
Liquid Assets Portfolio–Institutional Class(e)	1,065,039	1,065,039

Premier Portfolio–Institutional Class(e)	1,065,039	1,065,039

Total Money Market Funds (Cost $2,130,078)		2,130,078

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.27% (Cost $99,065,299)		100,135,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Investments Purchased with Cash Collateral from Securities on Loan–1.14%
Liquid Assets Portfolio–Institutional Class (Cost $1,135,670)(e)(f)	1,135,670	$1,135,670

TOTAL INVESTMENTS–101.41% (Cost $100,200,969)		101,271,263

OTHER ASSETS LESS LIABILITIES–(1.41%)		(1,403,995)

NET ASSETS–100.00%		$99,867,268

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Each unit represents one ordinary share and two preferred shares.
(b)	All or a portion of this security was out on loan at December 31, 2011.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The Security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of at December 31, 2011 was $391,682 which represented less than 1% of the Fund’s Net Assets.
(d)	Non-income producing security.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $96,935,221)*	$98,005,515

Investments in affiliated money market funds, at value and cost	3,265,748

Total investments, at value (Cost $100,200,969)	101,271,263

Foreign currencies, at value (Cost $54,952)	54,644

Receivable for:
Fund shares sold	17,224

Dividends	167,653

Investment for trustee deferred compensation and retirement plans	8,248

Total assets	101,519,032

Liabilities:
Payable for:
Fund shares reacquired	97,256

Collateral upon return of securities loaned	1,135,670

Accrued fees to affiliates	284,448

Accrued other operating expenses	122,685

Trustee deferred compensation and retirement plans	11,705

Total liabilities	1,651,764

Net assets applicable to shares outstanding	$99,867,268

Net assets consist of:
Shares of beneficial interest	$128,008,316

Undistributed net investment income	2,339,630

Undistributed net realized gain (loss)	(31,550,782)

Unrealized appreciation	1,070,104

$99,867,268

Net Assets:
Series I	$78,124,895

Series II	$21,742,373

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	11,493,506

Series II	3,202,864

Series I:
Net asset value per share	$6.80

Series II:
Net asset value per share	$6.79

*	At December 31, 2011, securities with an aggregate value of $1,101,691 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $191,230)	$3,235,084

Dividends from affiliated money market funds (includes securities lending income of $68,362)	69,749

Total investment income	3,304,833

Expenses:
Advisory fees	602,725

Administrative services fees	236,330

Custodian fees	76,282

Distribution fees — Series II	38,286

Transfer agent fees	9,695

Trustees’ and officers’ fees and benefits	18,071

Other	(46,399)

Total expenses	934,990

Less: Fees waived	(23,206)

Net expenses	911,784

Net investment income	2,393,049

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of tax on sale of foreign investments of $3,422)	(326,114)

Foreign currencies (net of foreign taxes of $12,112)	(29,347)

(355,461)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of change in estimated tax on foreign investments held of $3,160)	(21,928,120)

Foreign currencies	(8,800)

(21,936,920)

Net realized and unrealized gain (loss)	(22,292,381)

Net increase (decrease) in net assets resulting from operations	$(19,899,332)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and December 31, 2010

	2011	2010

Operations:
Net investment income	$2,393,049	$875,486

Net realized gain (loss)	(355,461)	2,174,772

Change in net unrealized appreciation (depreciation)	(21,936,920)	1,296,804

Net increase (decrease) in net assets resulting from operations	(19,899,332)	4,347,062

Distributions to shareholders from net investment income:
Series I	(1,439,970)	(823,810)

Series II	(353)	—

Total distributions from net investment income	(1,440,323)	(823,810)

Share transactions–net:
Series I	49,857,625	(4,776,026)

Series II	26,620,164	10,000

Net increase (decrease) in net assets resulting from share transactions	76,477,789	(4,766,026)

Net increase (decrease) in net assets	55,138,134	(1,242,774)

Net assets:
Beginning of year	44,729,134	45,971,908

End of year (includes undistributed net investment income of $2,339,630 and $1,425,720, respectively)	$99,867,268	$44,729,134

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Global Value Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco Van Kampen V.I. Global Value Equity Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco Van Kampen V.I. Global Value Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.67%

Next $500 million	0.645%

Next $1 billion	0.62%

Next $1 billion	0.595%

Next $1 billion	0.57%

Over $4.5 billion	0.545%

Invesco Van Kampen V.I. Global Value Equity Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 2, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.94% and Series II shares to 1.19% of average daily net assets. Prior to May 2, 2011, the Adviser contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement to (excluding certain items discussed below) on Series I shares to 1.15% and Series II shares to 1.40%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $23,206.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $186,330 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Van Kampen V.I. Global Value Equity Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$1,757,039	$929,442	$—	$2,686,481

Brazil	1,163,370	—	—	1,163,370

Canada	2,045,577	—	—	2,045,577

China	939,702	203,234	—	1,142,936

France	1,195,116	3,328,459	—	4,523,575

Germany	3,336,250	—	—	3,336,250

Hong Kong	—	1,230,584	—	1,230,584

Indonesia	125,935	—	—	125,935

Ireland	229,810	—	—	229,810

Italy	—	1,086,462	—	1,086,462

Japan	7,314,041	5,565,608	—	12,879,649

Mexico	222,064	—	—	222,064

Netherlands	—	1,172,395	—	1,172,395

Norway	1,435,064	1,103,049	—	2,538,113

Poland	—	152,918	—	152,918

Russia	510,823	146,152	—	656,975

South Africa	254,420	767,315	—	1,021,735

South Korea	1,692,905	465,315	—	2,158,220

Spain	—	2,587,109	—	2,587,109

Switzerland	3,542,611	2,217,481	—	5,760,092

Taiwan	695,759	—	—	695,759

Thailand	374,507	—	—	374,507

Turkey	—	113,305	—	113,305

United Kingdom	3,813,297	6,533,600	—	10,346,897

United States	43,020,545	—	—	43,020,545

Total Investments	$73,668,835	$27,602,428	$—	$101,271,263

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,196 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,440,323	$823,810

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$2,354,286

Net unrealized appreciation — investments	990,807

Net unrealized appreciation (depreciation) — other investments	(190)

Temporary book/tax differences	(14,655)

Capital loss carryforward	(31,471,296)

Shares of beneficial interest	128,008,316

Total net assets	$99,867,268

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $15,638,149 of capital loss carryforward in the fiscal year ending December 31, 2012.
  The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$13,246,047	$—	$13,246,047

December 31, 2017	17,917,975	—	17,917,975

Not subject to expiration	—	307,274	307,274

	$31,164,022	$307,274	$31,471,296

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Global Dividend Growth Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $27,125,171 and $27,431,464, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,052,308

Aggregate unrealized (depreciation) of investment securities	(10,061,501)

Net unrealized appreciation of investment securities	$990,807

Cost of investments for tax purposes is $100,280,456.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2011, undistributed net investment income (loss) was decreased by $32,767, undistributed net realized gain (loss) was increased by $32,772 and shares of beneficial interest decreased by $5. Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. Global Dividend Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $6,049, undistributed net realized gain was decreased by $10,338,548 and shares of beneficial interest increased by $10,344,597. These reclassifications had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	882,041	$6,843,913	424,256	$3,147,637

Series II(b)	282,903	1,950,278	1,534	10,000

Issued as reinvestment of dividends:
Series I	180,447	1,439,970	123,510	823,810

Issued in connection with acquisitions:(c)
Series I	7,111,889	58,977,691	—	—

Series II(b)	3,419,989	28,363,525	—	—

Reacquired:
Series I	(2,359,534)	(17,403,949)	(1,215,233)	(8,747,473)

Series II(b)	(501,562)	(3,693,639)	—	—

Net increase (decrease) in share activity	9,016,173	$76,477,789	(665,933)	$(4,766,026)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on May 2, 2011 the Fund acquired all the net assets of Invesco V.I. Global Dividend Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco V.I. Global Dividend Growth Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 10,531,878 shares of the Fund for 8,939,065 shares outstanding of Invesco V.I. Global Dividend Growth Fund as of the close of business on April 29, 2011. Each class of Invesco V.I. Global Dividend Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco V.I. Global Dividend Growth Fund to the net asset value of the Fund at the close of business on April 29, 2011. Invesco V.I. Global Dividend Growth Fund’s net assets at that date of $87,341,216, including $17,111,954 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $48,932,340. The net assets immediately after the acquisition were $136,273,556.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$2,803,054
Net realized/unrealized gains (losses)	(15,663,166)

Change in net assets resulting from operations	$(12,860,112)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$7.87	$0.20	$(1.02)	$(0.82)	$(0.25)	$—	$(0.25)	$6.80	(10.89)%	$78,125	0.97	%(d)	1.00	%(d)	2.70	%(d)	62%
Year ended 12/31/10	7.24	0.15	0.62	0.77	(0.14)	—	(0.14)	7.87	10.95	44,717	1.12		1.15		2.04		130
Year ended 12/31/09	6.75	0.22	0.77	0.99	(0.50)	—	(0.50)	7.24	15.99	45,972	1.15	(e)	1.20	(e)	3.33	(e)(f)	79
Year ended 12/31/08	16.46	0.30	(5.71)	(5.41)	(0.35)	(3.95)	(4.30)	6.75	(40.15)	48,610	1.11	(e)	1.11	(e)	2.69	(e)	93
Year ended 12/31/07	16.99	0.25	0.94	1.19	(0.33)	(1.39)	(1.72)	16.46	6.64	107,470	1.00	(e)	1.00	(e)	1.47	(e)	36

Series II
Year ended 12/31/11	7.86	0.18	(1.02)	(0.84)	(0.23)	—	(0.23)	6.79	(11.12)	21,742	1.22	(d)	1.25	(d)	2.45	(d)	62
Year ended 12/31/10(g)	6.52	0.07	1.27	1.34	—	—	—	7.86	20.55	12	1.40	(h)	1.45	(h)	1.76	(h)	130

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the Period ended June 30, 2011, the portfolio turnover calculation excluded the value of securities purchased of $68,458,544 and sold of $8,561,566 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dividend Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $74,644 and $15,315 for Series I and Series II, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009. 2008 and 2007, respectively.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense absorbed was 3.28% for the year ended December 31, 2009.
(g)	Commencement date of June 1, 2010.
(h)	Annualized.

Invesco Van Kampen V.I. Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and
Shareholders of Invesco Van Kampen V.I. Global Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Global Value Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Global Value Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$856.40	$4.35	$1,020.52	$4.74	0.93%

Series II	1,000.00	855.20	5.52	1,019.26	6.01	1.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Global Value Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	55%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Global Value Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Global Value Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Global Value Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Global Value Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Growth and
Income Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIGRI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Van Kampen V.I. Growth and Income Fund underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.01%

Series II Shares	-2.26

S&P 500 Index▼(Broad Market Index)	2.09

Russell 1000 Value Index▼(Style-Specific Index)	0.39

Lipper VUF Large-Cap Value Funds Index▼(Peer Group Index)	-1.70

Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also when we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our goal is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
The year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data.
     Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, economic growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     Results were mixed among the sectors of the Russell 1000 Value Index, with cyclical sectors such as financials, materials and information technology (IT) posting negative returns, while defensive sectors such as health care and consumer staples fared better, posting double-digit positive returns.
     The Fund’s underweight exposure to the financials sector was the largest relative contributor to performance versus the Russell 1000 Value Index, as the financials sector was the worst performing sector in

Portfolio Composition
By sector

Financials	18.1%

Energy	13.0

Health Care	12.7

Consumer Staples	12.2

Information Technology	11.4

Consumer Discretionary	9.4

Industrials	8.3

Utilities	4.0

Telecommunication Services	3.3

Materials	1.0

Money Market Funds Plus Other Assets Less Liabilities	6.6

Top 10 Equity Holdings*

1.	General Electric Co.	4.3%

2.	JPMorgan Chase & Co.	4.1

3.	Marsh & McLennan Cos., Inc.	3.0

4.	Pfizer, Inc.	2.8

5.	Anadarko Petroleum Corp.	2.7

6.	Procter & Gamble Co. (The)	2.7

7.	Royal Dutch Shell PLC-ADR	2.4

8.	eBay Inc.	2.3

9.	Tyco International Ltd.	2.2

10.	Viacom Inc.-Class B	2.1

Top Five Industries*

1.	Pharmaceuticals	7.7%

2.	Industrial Conglomerates	6.5

3.	Integrated Oil & Gas	6.3

4.	Other Diversified Financial Services	5.6

5.	Electric Utilities	4.0

Total Net Assets	$1.9 billion

Total Number of Holdings*	74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Growth and Income Fund

the index for the reporting period. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.
     Strong stock selection in the materials sector was another driver of relative performance versus the style-specific benchmark. The Fund’s small exposure to Dow Chemical and LyondellBasell and its lack of exposure to Alcoa and US Steel – all of which performed poorly for the year – provided the greatest boost to relative Fund performance within this sector. We sold our positions in both Dow Chemical and LyondellBasell before the close of the reporting period.
     Also, stock selection in the health care sector was a contributor to Fund performance relative to the style-specific index. Bristol-Myers Squibb, a pharmaceutical company, and UnitedHealth Group, a health care services company, performed extremely well over the reporting period, adding to the Fund’s relative returns.
     Stock selection in the consumer staples sector was the largest detractor from Fund performance during the reporting period. Fund holding Avon Products was a detractor in this sector, as the stock, which was not held in the Russell 1000 Value Index, performed poorly for the year. Avon’s sales declined in emerging markets, notably Brazil, and European profits were hurt by the slowing economy. In December, Avon announced that it would begin a search for a replacement chief executive officer in 2012.
     Stock selection in the energy sector also negatively affected the Fund’s relative performance. More specifically, holdings in the exploration and production and oil and gas equipment service industries were the largest detractors, as investors shunned highly cyclical areas of the market. Baker Hughes, Schlumberger and Hess performed poorly during the year, with their stock prices producing double-digit losses.
     Stock selection in the IT sector detracted from Fund performance during the reporting period. The Fund was overweight the IT sector versus the Russell 1000 Value Index and was adversely affected by our exposure to stocks in the hardware and equipment industry. Notably hindering Fund performance was Hewlett-Packard. The stock sold off significantly on the announcement the company was selling its PC business to purchase an enterprise software company.
The company also replaced its chief executive officer, the third such change in two years. This created uncertainty in investors’ minds about management stability. Cisco Systems was also a large detractor in the IT sector; however, we sold our position during the early part of 2011.
     Finally, stock selection and underweight exposure to the utilities sector also detracted from the Fund’s relative performance. Lack of exposure to multi-utilities stocks was one of the largest detractors from Fund performance within this sector.
     We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of U.S. dollar-denominated American Depositary Receipts (ADRs) in the Fund. An ADR is a negotiable security that represents the underlying securities of a non-U.S. company that trades in the U.S. financial markets, priced in U.S. dollars. The use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.
     Equity markets experienced an increase in market volatility during the period covered by this report. We believe that market volatility and the market correction that began in the third quarter of 2011 created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.
     Thank you for your investment in Invesco Van Kampen V.I. Growth and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and an M.A. from the Wharton School and the Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Booth School of Business.

Invesco Van Kampen V.I. Growth and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

1	Source: Lipper Inc.

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (12/23/96)	7.29%

10 Years	4.37

5 Years	-0.85

1 Year	-2.01

Series II Shares

Inception (9/18/00)	3.50%

10 Years	4.10

5 Years	-1.11

1 Year	-2.26
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.85% and 1.10%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing
in the Fund
Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The ability of the Fund’s equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not move in tandem with overall changes in the stock market. The Fund’s investments in fixed income or debt securities generally are affected by changes in interest rates and the credit-worthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.
     Foreign risks. Risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

     Real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. REITs may be less diversified than other pools of securities, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Derivative instruments risk. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–93.45%
Agricultural Products–1.02%
Archer-Daniels-Midland Co.	671,770	$19,212,622

Asset Management & Custody Banks–1.61%
Northern Trust Corp.	351,520	13,941,283

State Street Corp.	406,228	16,375,051

		30,316,334

Cable & Satellite–3.43%
Comcast Corp.–Class A	1,614,356	38,276,381

Time Warner Cable Inc.	412,596	26,228,728

		64,505,109

Computer Hardware–2.17%
Dell Inc.(b)	1,234,443	18,059,901

Hewlett-Packard Co.	885,573	22,812,361

		40,872,262

Consumer Electronics–0.20%
Sony Corp.–ADR (Japan)	209,430	3,778,117

Data Processing & Outsourced Services–0.97%
Western Union Co.	1,003,723	18,327,982

Diversified Banks–2.46%
Comerica Inc.	457,427	11,801,617

U.S. Bancorp	510,122	13,798,800

Wells Fargo & Co.(b)	753,551	20,767,865

		46,368,282

Diversified Chemicals–0.99%
PPG Industries, Inc.	223,767	18,682,307

Diversified Support Services–0.71%
Cintas Corp.	381,421	13,277,265

Drug Retail–1.01%
Walgreen Co.	572,388	18,923,147

Electric Utilities–4.00%
American Electric Power Co., Inc.	726,817	30,024,810

Edison International	407,626	16,875,716

Entergy Corp.	158,252	11,560,309

FirstEnergy Corp.	380,807	16,869,750

		75,330,585

Food Distributors–1.37%
Sysco Corp.	881,333	25,849,497

Health Care Distributors–0.77%
Cardinal Health, Inc.	354,756	14,406,641

Health Care Equipment–1.33%
Medtronic, Inc.	654,161	25,021,658

Health Care Facilities–0.30%
HCA Holdings, Inc.(b)	256,182	5,643,689

Home Improvement Retail–1.81%
Home Depot, Inc. (The)	809,701	34,039,830

Household Products–3.24%
Energizer Holdings, Inc.(b)	143,314	11,103,969

Procter & Gamble Co. (The)	748,599	49,939,039

		61,043,008

Industrial Conglomerates–6.53%
General Electric Co.	4,563,232	81,727,485

Tyco International Ltd.	878,342	41,027,355

		122,754,840

Industrial Machinery–1.10%
Ingersoll-Rand PLC (Ireland)	677,504	20,643,547

Insurance Brokers–2.98%
Marsh & McLennan Cos., Inc.	1,772,101	56,033,834

Integrated Oil & Gas–6.28%
Exxon Mobil Corp.	289,478	24,536,155

Hess Corp.	525,099	29,825,623

Occidental Petroleum Corp.	208,889	19,572,900

Royal Dutch Shell PLC–ADR (United Kingdom)	605,246	44,237,430

		118,172,108

Integrated Telecommunication Services–1.36%
Verizon Communications Inc.	635,803	25,508,416

Internet Software & Services–2.79%
eBay Inc.(b)	1,436,532	43,570,015

Yahoo! Inc.(b)	554,591	8,945,553

		52,515,568

Investment Banking & Brokerage–0.87%
Charles Schwab Corp. (The)	1,454,010	16,372,153

Investment Companies–Exchange Traded Funds–0.22%
SPDR S&P Homebuilders-ETF	243,616	4,165,834

IT Consulting & Other Services–0.99%
Amdocs Ltd.(b)	652,275	18,609,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

	Shares	Value

Managed Health Care–2.55%
Cigna Corp.	220,112	$9,244,704

UnitedHealth Group Inc.	762,722	38,654,751

		47,899,455

Movies & Entertainment–3.93%
Time Warner Inc.	929,598	33,595,672

Viacom Inc.–Class B	887,011	40,279,169

		73,874,841

Oil & Gas Equipment & Services–2.24%
Baker Hughes Inc.	310,333	15,094,597

Cameron International Corp.(b)	227,162	11,174,099

Schlumberger Ltd.	233,296	15,936,450

		42,205,146

Oil & Gas Exploration & Production–3.58%
Anadarko Petroleum Corp.	660,245	50,396,501

Devon Energy Corp.	274,149	16,997,238

		67,393,739

Oil & Gas Refining & Marketing–0.01%
Sunoco, Inc.	5,074	208,135

Oil & Gas Storage & Transportation–0.91%
Williams Cos., Inc. (The)	519,967	17,169,310

Other Diversified Financial Services–5.63%
Citigroup Inc.	1,069,243	28,131,784

JPMorgan Chase & Co.	2,338,977	77,770,985

		105,902,769

Packaged Foods & Meats–2.55%
Kraft Foods Inc.–Class A	534,697	19,976,280

Unilever N.V.–New York Shares (Netherlands)	812,155	27,913,767

		47,890,047

Personal Products–1.47%
Avon Products, Inc.	1,587,502	27,733,660

Pharmaceuticals–7.74%
Abbott Laboratories	165,762	9,320,797

Bristol-Myers Squibb Co.	1,081,321	38,105,752

Eli Lilly & Co.	154,257	6,410,921

Hospira, Inc.(b)	97,185	2,951,509

Merck & Co., Inc.	942,330	35,525,841

Pfizer Inc.	2,466,472	53,374,454

		145,689,274

Property & Casualty Insurance–0.85%
Chubb Corp. (The)	231,213	16,004,564

Regional Banks–3.51%
BB&T Corp.	651,121	16,388,716

Fifth Third Bancorp	1,118,388	14,225,895

PNC Financial Services Group, Inc.	614,676	35,448,365

		66,062,976

Semiconductor Equipment–0.81%
Applied Materials, Inc.	1,429,825	15,313,426

Semiconductors–1.54%
Intel Corp.	696,089	16,880,158

STMicroelectronics N.V. (Switzerland)	1,322,706	7,812,377

STMicroelectronics N.V.–New York Shares (Netherlands)	716,645	4,249,705

		28,942,240

Soft Drinks–1.57%
Coca-Cola Co. (The)	284,186	19,884,494

PepsiCo, Inc.	145,577	9,659,034

		29,543,528

Systems Software–2.13%
Microsoft Corp.	1,540,799	39,999,142

Wireless Telecommunication Services–1.92%
Vodafone Group PLC–ADR (United Kingdom)	1,285,541	36,033,714

Total Common Stocks & Other Equity Interests (Cost $1,669,715,869)		1,758,240,007

Money Market Funds–7.13%
Liquid Assets Portfolio–Institutional Class(c)	67,085,087	67,085,087

Premier Portfolio–Institutional Class(c)	67,085,087	67,085,087

Total Money Market Funds (Cost $134,170,174)		134,170,174

TOTAL INVESTMENTS–100.58% (Cost $1,803,886,043)		1,892,410,181

OTHER ASSETS LESS LIABILITIES–(0.58)%		(10,963,928)

NET ASSETS–100.00%		$1,881,446,253

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $1,669,715,869)	$1,758,240,007

Investments in affiliated money market funds, at value and cost	134,170,174

Total investments, at value (Cost $1,803,886,043)	1,892,410,181

Cash	114,626

Receivable for:
Investments sold	1,140,395

Fund shares sold	625,225

Dividends	4,101,090

Fund expenses absorbed	8,503

Foreign currency contracts outstanding	2,441,845

Investment for trustee deferred compensation and retirement plans	11,803

Total assets	1,900,853,668

Liabilities:
Payable for:
Investments purchased	515,754

Fund shares reacquired	16,166,933

Accrued fees to affiliates	2,604,002

Accrued other operating expenses	52,701

Trustee deferred compensation and retirement plans	68,025

Total liabilities	19,407,415

Net assets applicable to shares outstanding	$1,881,446,253

Net assets consist of:
Shares of beneficial interest	$1,827,183,566

Undistributed net investment income	26,708,695

Undistributed net realized gain (loss)	(63,411,991)

Unrealized appreciation	90,965,983

$1,881,446,253

Net Assets:
Series I	$156,616,652

Series II	$1,724,829,601

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,812,645

Series II	97,221,988

Series I:
Net asset value per share	$17.77

Series II:
Net asset value per share	$17.74

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $553,356)	$42,437,110

Dividends from affiliated money market funds	103,736

Total investment income	42,540,846

Expenses:
Advisory fees	10,585,454

Administrative services fees	4,851,261

Custodian fees	91,208

Distribution fees — Series II	4,332,503

Transfer agent fees	29,576

Trustees’ and officers’ fees and benefits	99,737

Other	66,679

Total expenses	20,056,418

Less: Fees waived	(4,238,695)

Net expenses	15,817,723

Net investment income	26,723,123

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	40,577,416

Foreign currencies	(33,344)

Foreign currency contracts	3,006,115

43,550,187

Change in net unrealized appreciation (depreciation) of:
Investment securities	(110,207,371)

Foreign currency contracts	2,441,845

(107,765,526)

Net realized and unrealized gain (loss)	(64,215,339)

Net increase (decrease) in net assets resulting from operations	$(37,492,216)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$26,723,123	$20,300,526

Net realized gain	43,550,187	91,837,578

Change in net unrealized appreciation (depreciation)	(107,765,526)	96,268,684

Net increase (decrease) in net assets resulting from operations	(37,492,216)	208,406,788

Distributions to shareholders from net investment income:
Series I	(1,800,201)	(156,262)

Series II	(18,264,703)	(1,556,159)

Total distributions from net investment income	(20,064,904)	(1,712,421)

Share transactions–net:
Series I	6,256,808	(16,505,227)

Series II	52,879,530	21,333,686

Net increase in net assets resulting from share transactions	59,136,338	4,828,459

Net increase in net assets	1,579,218	211,522,826

Net assets:
Beginning of year	1,879,867,035	1,668,344,209

End of year (includes undistributed net investment income of $26,708,695 and $19,988,664, respectively)	$1,881,446,253	$1,879,867,035

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objectives is to seek long-term growth of capital and income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco Van Kampen V.I. Growth and Income Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco Van Kampen V.I. Growth and Income Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.62% and Series II shares to 0.87% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $4,238,695.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing

Invesco Van Kampen V.I. Growth and Income Fund

participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $404,293 for accounting and fund administrative services and reimbursed $4,446,968 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,884,597,804	$7,812,377	$—	$1,892,410,181

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$2,441,845	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$3,006,115

Change in Unrealized Appreciation
Currency risk	2,441,845

Total	$5,447,960

*	The average notional value of foreign currency contracts outstanding during the period was $46,351,977.

Invesco Van Kampen V.I. Growth and Income Fund

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

01/12/12	State Street Bank	EUR	11,474,439	USD	15,436,792	$14,852,932	$583,860

01/12/12	Bank of New York	EUR	32,737,509	USD	44,035,878	42,376,627	1,659,251

01/12/12	State Street Bank	GBP	16,602,625	USD	25,986,014	25,787,280	198,734

Total open foreign currency contracts							$2,441,845

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $2,123,372.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $3,440 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$20,064,904	$1,712,421

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$26,776,342

Net unrealized appreciation — investments	86,546,320

Temporary book/tax differences	(67,648)

Capital loss carryforward	(58,992,327)

Shares of beneficial interest	1,827,183,566

Total net assets	$1,881,446,253

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco Van Kampen V.I. Growth and Income Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $45,672,294 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$58,992,327	$—	$58,992,327

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $514,112,228 and $503,763,751, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$175,434,116

Aggregate unrealized (depreciation) of investment securities	(88,887,796)

Net unrealized appreciation of investment securities	$86,546,320

Cost of investments for tax purposes is $1,805,863,861.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, litigation settlements and convertible preferred securities, on December 31, 2011, undistributed net investment income was increased by $61,812, undistributed net realized gain (loss) was decreased by $61,812. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	2,123,242	$37,996,201	836,015	$13,995,298

Series II	11,601,479	208,213,439	10,759,774	177,127,218

Issued as reinvestment of dividends:
Series I	112,865	1,800,201	9,138	156,262

Series II	1,146,560	18,264,703	91,003	1,556,159

Reacquired:
Series I	(1,820,667)	(33,539,594)	(1,831,877)	(30,656,787)

Series II	(9,473,533)	(173,598,612)	(9,338,871)	(157,349,691)

Net increase (decrease) in share activity	3,689,946	$59,136,338	(525,182)	$4,828,459

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Van Kampen V.I. Growth and Income Fund

NOTE 12— Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I(c)
Year ended 12/31/11	$18.40	$0.30	$(0.70)	$(0.40)	$(0.23)	$—	$(0.23)	$17.77	(2.01	)%(d)	$156,617	0.61	%(e)	0.84	%(e)	1.65	%(e)	28%
Year ended 12/31/10	16.37	0.24	1.81	2.05	(0.02)	—	(0.02)	18.40	12.51	(d)	154,488	0.61		0.74		1.42		30
Year ended 12/31/09	13.74	0.24	2.98	3.22	(0.59)	—	(0.59)	16.37	24.37		153,653	0.62		—		1.72		55
Year ended 12/31/08	21.36	0.36	(6.95)	(6.59)	(0.38)	(0.65)	(1.03)	13.74	(32.03)		146,013	0.61		—		2.06		50
Year ended 12/31/07	22.00	0.39	0.16	0.55	(0.36)	(0.83)	(1.19)	21.36	2.80		263,473	0.60		—		1.80		28

Series II(c)
Year ended 12/31/11	18.37	0.25	(0.69)	(0.44)	(0.19)	—	(0.19)	17.74	(2.26	)(d)	1,724,830	0.86	(e)	1.09	(e)	1.40	(e)	28
Year ended 12/31/10	16.39	0.20	1.80	2.00	(0.02)	—	(0.02)	18.37	12.19	(d)	1,725,378	0.86		0.99		1.17		30
Year ended 12/31/09	13.71	0.20	2.99	3.19	(0.51)	—	(0.51)	16.39	24.11	(f)	1,514,691	0.87		—		1.45		55
Year ended 12/31/08	21.31	0.32	(6.94)	(6.62)	(0.33)	(0.65)	(0.98)	13.71	(32.21	)(f)	1,236,160	0.86		—		1.82		50
Year ended 12/31/07	21.96	0.34	0.15	0.49	(0.31)	(0.83)	(1.14)	21.31	2.52	(f)	1,843,682	0.85		—		1.54		28

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	On June 1, 2010, the Class I and Class II shares of the predecessor fund were reorganized into Series I and Series II shares, respectively of the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with variable product, which included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s omitted) of $146,172 and 1,733,001 for Series I and Series II, respectively.
(f)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco Van Kampen V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$936.60	$2.98	$1,022.13	$3.11	0.61%

Series II	1,000.00	935.60	4.20	1,020.87	4.38	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIMCG-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
On March 22, 2011, James Leach joined the Fund as lead portfolio manager. On the same date, Paul Rasplicka left the Fund. Additional information about your Fund’s manager appears later in this report.
     For the year ended December 31, 2011, Invesco Van Kampen V.I. Mid Cap Growth Fund produced negative returns and underperformed its style-specific benchmark, the Russell Midcap Growth Index. The Fund’s underperformance was driven in large part by stock selection in several sectors.
     The Fund also underperformed the broad U.S. stock market as represented by the S&P 500 Index, because mid-cap stocks generally underperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-8.89%

Series II Shares	-9.36

S&P 500 Index▼ (Broad Market Index)	2.09

Russell Midcap Growth Index▼ (Style-Specific Index)	-1.65

Lipper VUF Mid-Cap Growth Funds Index▼ (Peer Group Index)	-4.69
Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is a deterioration in a company’s fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data.
     Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, economic growth, these macroeconomic factors continued to weigh

Portfolio Composition
By sector

Consumer Discretionary	21.7%

Information Technology	18.2

Industrials	16.5

Health Care	16.3

Energy	9.0

Materials	5.7

Consumer Staples	3.2

Telecommunication Services	2.9

Financials	2.7

Money Market Funds Plus Other Assets Less Liabilities	3.8

Top 10 Equity Holdings*

1.	Cameron International Corp.	2.4%

2.	Kansas City Southern	2.4

3.	DaVita, Inc.	2.2

4.	Amphenol Corp.-Class A	2.1

5.	Aetna Inc.	2.0

6.	Whiting Petroleum Corp.	2.0

7.	PetSmart, Inc.	2.0

8.	Church & Dwight Co., Inc.	2.0

9.	Airgas, Inc.	2.0

10.	Discovery Communications, Inc.- Class A	1.9

Top Five Industries*

1.	Semiconductors	5.1%

2.	Specialty Stores	5.0

3.	Health Care Services	4.9

4.	Oil & Gas Equipment & Services	4.3

5.	Oil & Gas Exploration & Production	4.1

Total Net Assets	$65.1 million

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco Van Kampen V.I. Mid Cap Growth Fund

on markets through the end of the reporting period.
     In this environment, the Fund produced negative absolute returns and underperformed the Russell Midcap Growth Index for the year. The Fund underperformed the index by the widest margin in the consumer discretionary, industrials, consumer staples, health care and telecommunication services sectors. Some of this underperformance was offset by outperformance in other sectors, including financials, information technology and energy.
     The Fund underperformed most significantly in the consumer discretionary sector, primarily driven by stock selection. Within this sector, Abercrombie & Fitch declined during the reporting period, given its exposure to Europe and the region’s ongoing austerity and debt concerns. Internet-based publishing and production service Shutterfly also detracted from performance as management cut its earnings outlook for late 2011. We sold both Abercrombie & Fitch and Shutterfly during the reporting period. Hotel operator Starwood Hotels also detracted from Fund performance. The company’s revenues tend to be correlated to economic growth, and sentiment turned mostly negative during the reporting period. The negative impact of these stocks offset the contribution from ULTA Salon, Cosmetics & Fragrance, which was the Fund’s strongest contributor.
     Another area of weakness for the Fund was the industrials sector, where stock selection and overweight exposure to the underperforming sector detracted from Fund performance. Underperforming holdings included construction equipment manufacturer Terex and commercial truck and engine maker Navistar International. Both companies were affected by wavering sentiment on the prospects for global growth. Construction and engineering services firm Foster Wheeler did not win an expected contract and was hurt as energy prices declined later in the reporting period. We sold Terex and Foster Wheeler during the reporting period.
     As investors sought safety during the reporting period by rotating into the defensive consumer staples sector, returns for that sector were significantly higher than most others. The Fund’s underweight position in this sector was a detractor from performance.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector, due to stock selection and an underweight position. One holding that made a positive contribution to Fund performance was commercial real estate brokerage firm CB Richard Ellis; investors reacted positively to news of increasing property sales and leasing in the U.S. and abroad.
Discover Financial Services and Moody’s also contributed to performance, with Moody’s benefiting from the significant tailwind of new debt issuance during the reporting period. We sold our holdings in CB Richard Ellis and Moody’s during the reporting period.
     Outperformance in the information technology sector came from strong stock selection. Data warehousing solution provider Teradata, middleware provider TIBCO Software and semiconductor capital equipment designer KLA-Tencor all contributed to Fund performance for the year. We sold all three of these stocks before the close of the year because we identified promising new opportunities.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Van Kampen V.I. Mid Cap Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Leach
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a B.S. in mechanical engineering from the University of California and an M.B.A. from the Stern School of Business at New York University.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund
has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

10 Years	3.55%

5 Years	2.49

1 Year	-8.89

Series II Shares

Inception (9/25/00)	-3.74%

10 Years	3.52

5 Years	2.44

1 Year	-9.36
Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Growth Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is September 25, 2000.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.21% and 1.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.
     Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities are generally affected by changes in the interest rates and creditworthiness of the issuer. The price of such securities tend to fall as interest rates rise, and such declines tend to be greater for securities with longer maturities. The creditworthiness of the issuer may affect the issuer’s ability to make timely payments of interest and principal.
     Medium-sized company risks. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
     Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
     Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Real estate investment trusts (REITS) risk. Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Derivatives risks. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks–96.22%
Aerospace & Defense–1.07%
Triumph Group, Inc.	11,910	$696,139

Air Freight & Logistics–1.56%
C.H. Robinson Worldwide, Inc.	14,586	1,017,811

Apparel, Accessories & Luxury Goods–2.83%
Coach, Inc.	17,833	1,088,526

Michael Kors Holdings Ltd.(b)	27,587	751,746

		1,840,272

Application Software–0.86%
Citrix Systems, Inc.(b)	9,172	556,924

Asset Management & Custody Banks–1.21%
Affiliated Managers Group, Inc.(b)	8,186	785,447

Auto Parts & Equipment–3.05%
BorgWarner, Inc.(b)(c)	11,625	740,977

Gentex Corp.	42,137	1,246,834

		1,987,811

Automobile Manufacturers–1.11%
Tesla Motors, Inc.(b)(c)	25,302	722,625

Biotechnology–2.53%
BioMarin Pharmaceutical Inc.(b)	27,007	928,501

United Therapeutics Corp.(b)	15,192	717,822

		1,646,323

Broadcasting–1.92%
Discovery Communications, Inc.–Class A(b)	30,457	1,247,823

Communications Equipment–2.53%
F5 Networks, Inc.(b)	6,156	653,275

Juniper Networks, Inc.(b)	29,511	602,319

Sycamore Networks, Inc.(b)	21,940	392,726

		1,648,320

Computer Storage & Peripherals–1.56%
NetApp, Inc.(b)	10,570	383,374

Western Digital Corp.(b)	20,421	632,030

		1,015,404

Construction & Engineering–1.14%
MasTec Inc.(b)	42,665	741,091

Construction & Farm Machinery & Heavy Trucks–2.52%
AGCO Corp.(b)	20,476	879,854

Navistar International Corp.(b)	20,037	759,001

		1,638,855

Consumer Finance–1.55%
Discover Financial Services	42,170	1,012,080

Electrical Components & Equipment–1.54%
Cooper Industries PLC (Ireland)	18,491	1,001,288

Electronic Components–2.09%
Amphenol Corp.–Class A	29,980	1,360,792

Fertilizers & Agricultural Chemicals–1.33%
Intrepid Potash, Inc.(b)	38,308	866,910

Footwear–1.05%
Deckers Outdoor Corp.(b)	9,055	684,286

General Merchandise Stores–1.63%
Dollar Tree, Inc.(b)	12,746	1,059,320

Health Care Equipment–1.32%
CareFusion Corp.(b)	33,836	859,773

Health Care Facilities–2.97%
Brookdale Senior Living Inc.(b)	46,019	800,270

Universal Health Services, Inc.–Class B	29,132	1,132,070

		1,932,340

Health Care Services–4.87%
DaVita, Inc.(b)	19,267	1,460,631

Express Scripts, Inc.(b)	22,101	987,694

HMS Holdings Corp.(b)	22,478	718,846

		3,167,171

Health Care Technology–1.44%
Allscripts Healthcare Solutions, Inc.(b)	49,556	938,591

Hotels, Resorts & Cruise Lines–1.43%
Starwood Hotels & Resorts Worldwide, Inc.	19,345	927,980

Household Products–1.97%
Church & Dwight Co., Inc.	28,004	1,281,463

Human Resource & Employment Services–1.27%
Robert Half International, Inc.	29,104	828,300

Industrial Gases–1.95%
Airgas, Inc.	16,243	1,268,253

Industrial Machinery–3.37%
Flowserve Corp.	9,777	971,052

Gardner Denver Inc.	15,860	1,222,171

		2,193,223

Internet Software & Services–1.62%
Equinix, Inc.(b)	10,418	1,056,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

	Shares	Value

IT Consulting & Other Services–1.56%
Cognizant Technology Solutions Corp.–Class A(b)	12,522	$805,290

Gartner, Inc.(b)	6,082	211,471

		1,016,761

Managed Health Care–3.16%
Aetna Inc.	31,014	1,308,481

Cigna Corp.	17,810	748,020

		2,056,501

Movies & Entertainment–1.26%
Cinemark Holdings, Inc.	44,189	817,055

Oil & Gas Drilling–0.57%
Patterson-UTI Energy, Inc.	18,614	371,908

Oil & Gas Equipment & Services–4.31%
Cameron International Corp.(b)	32,169	1,582,393

Key Energy Services, Inc.(b)	36,548	565,398

Weatherford International Ltd.(b)	44,743	655,037

		2,802,828

Oil & Gas Exploration & Production–4.11%
Cabot Oil & Gas Corp.	15,170	1,151,403

Sanchez Energy Corp.(b)	13,020	224,725

Whiting Petroleum Corp.(b)	27,868	1,301,157

		2,677,285

Packaged Foods & Meats–1.29%
H.J. Heinz Co.	15,546	840,106

Railroads–2.39%
Kansas City Southern(b)	22,883	1,556,273

Restaurants–1.70%
Panera Bread Co.–Class A(b)	7,806	1,104,159

Semiconductor Equipment–0.78%
Lam Research Corp.(b)	13,753	509,136

Semiconductors–5.13%
Altera Corp.	30,043	1,114,595

Avago Technologies Ltd. (Singapore)	22,319	644,127

Linear Technology Corp.	29,543	887,176

LSI Corp.(b)	116,642	694,020

		3,339,918

Specialized Consumer Services–0.72%
Coinstar, Inc.(b)(c)	10,337	471,781

Specialty Chemicals–2.41%
Albemarle Corp.	17,502	901,528

LyondellBasell Industries N.V.–Class A (Netherlands)	20,583	668,742

		1,570,270

Specialty Stores–4.98%
Dick’s Sporting Goods, Inc.	25,591	943,796

PetSmart, Inc.	25,111	1,287,943

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	15,513	1,007,104

		3,238,843

Systems Software–0.94%
Check Point Software Technologies Ltd. (Israel)(b)	11,686	613,982

Technology Distributors–1.13%
Avnet, Inc.(b)	23,599	733,693

Trucking–1.63%
J.B. Hunt Transport Services, Inc.	23,573	1,062,435

Wireless Telecommunication Services–2.86%
NII Holdings Inc.(b)	31,905	679,576

SBA Communications Corp.–Class A(b)	27,555	1,183,763

		1,863,339

Total Common Stocks (Cost $59,451,173)		62,629,273

Money Market Funds–3.73%
Liquid Assets Portfolio–Institutional Class(d)	1,214,100	1,214,100

Premier Portfolio–Institutional Class(d)	1,214,100	1,214,100

Total Money Market Funds (Cost $2,428,200)		2,428,200

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.95% (Cost $61,879,373)		65,057,473

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.29%
Liquid Assets Portfolio–Institutional Class (Cost $1,491,048)(d)(e)	1,491,048	1,491,048

TOTAL INVESTMENTS–102.24% (Cost $63,370,421)		66,548,521

OTHER ASSETS LESS LIABILITIES–(2.24%)		(1,457,828)

NET ASSETS–100.00%		$65,090,693

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2011.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $59,451,173)*	$62,629,273

Investments in affiliated money market funds, at value and cost	3,919,248

Total investments, at value (Cost $63,370,421)	66,548,521

Receivable for:
Investments sold	226,581

Fund shares sold	1,366

Dividends	37,708

Investment for trustee deferred compensation and retirement plans	5,284

Total assets	66,819,460

Liabilities:
Payable for:
Fund shares reacquired	16,706

Collateral upon return of securities loaned	1,491,048

Accrued fees to affiliates	179,860

Accrued other operating expenses	33,632

Trustee deferred compensation and retirement plans	7,521

Total liabilities	1,728,767

Net assets applicable to shares outstanding	$65,090,693

Net assets consist of:
Shares of beneficial interest	$58,617,879

Undistributed net investment income (loss)	(7,352)

Undistributed net realized gain	3,302,066

Unrealized appreciation	3,178,100

$65,090,693

Net Assets:
Series I	$11,181

Series II	$65,079,512

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,030

Series II	17,676,344

Series I:
Net asset value per share	$3.69

Series II:
Net asset value per share	$3.68

*	At December 31, 2011, securities with an aggregate value of $1,451,441 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $15,723)	$463,128

Dividends from affiliated money market funds (includes securities lending income of $10,710)	13,361

Total investment income	476,489

Expenses:
Advisory fees	558,633

Administrative services fees	199,727

Custodian fees	13,547

Distribution fees — Series II	186,180

Transfer agent fees	7,102

Trustees’ and officers’ fees and benefits	20,013

Other	53,344

Total expenses	1,038,546

Less: Fees waived	(103,642)

Net expenses	934,904

Net investment income (loss)	(458,415)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $417,192)	5,213,870

Change in net unrealized appreciation (depreciation) of investment securities	(11,146,604)

Net realized and unrealized gain (loss)	(5,932,734)

Net increase (decrease) in net assets resulting from operations	$(6,391,149)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(458,415)	$(330,427)

Net realized gain	5,213,870	3,962,128

Change in net unrealized appreciation (depreciation)	(11,146,604)	12,689,878

Net increase (decrease) in net assets resulting from operations	(6,391,149)	16,321,579

Share transactions–net:
Series I	—	10,000

Series II	(7,991,842)	17,691,401

Net increase (decrease) in net assets resulting from share transactions	(7,991,842)	17,701,401

Net increase (decrease) in net assets	(14,382,991)	34,022,980

Net assets:
Beginning of year	79,473,684	45,450,704

End of year (includes undistributed net investment income (loss) of $(7,352) and $(1,308), respectively)	$65,090,693	$79,473,684

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to seek capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

Invesco Van Kampen V.I. Mid Cap Growth Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

Invesco Van Kampen V.I. Mid Cap Growth Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $103,642.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $149,727 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$66,548,521	$—	$—	$66,548,521

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $1,769,828 and securities sales of $2,403,007, which resulted in net realized gains of $417,192.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,215 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary or long-term capital gain distributions paid during the years ended December 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Undistributed long-term gain	3,397,791

Net unrealized appreciation — investments	3,082,375

Temporary book/tax differences	(7,352)

Shares of beneficial interest	58,617,879

Total net assets	$65,090,693

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,624,949 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryover at period end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $99,815,988 and $108,970,697, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	6,268,189

Aggregate unrealized (depreciation) of investment securities	(3,185,814)

Net unrealized appreciation of investment securities	3,082,375

Cost of investments for tax purposes is 63,466,146

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryover and net operating losses, on December 31, 2011, undistributed net investment income (loss) was increased by $452,371, undistributed net realized gain was increased by $351,608 and shares of beneficial interest decreased by $803,979. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	—	$—	3,030	$10,000

Series II	1,834,465	7,278,754	8,162,383	27,538,493

Reacquired:
Series I	—	—	—	—

Series II	(3,749,212)	(15,270,596)	(2,832,428)	(9,847,092)

Net increase (decrease) in share activity	(1,914,747)	$(7,991,842)	5,332,985	$17,701,401

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset	Net		securities		Distributions				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)	operations	gains	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$4.05	$(0.01)		$(0.35)	$(0.36)	$—	$3.69	(8.89)%	$11	1.00	%(d)	1.14	%(d)	(0.36	)%(d)	137%
Year ended 12/31/10(e)	3.30	(0.00	)(f)	0.75	0.75	—	4.05	22.73	12	1.01	(g)	1.12	(g)	(0.18	)(g)	105

Series II
Year ended 12/31/11	4.06	(0.02)		(0.36)	(0.38)	—	3.68	(9.36)	65,080	1.25	(d)	1.39	(d)	(0.61	)(d)	137
Year ended 12/31/10	3.19	(0.02)		0.89	0.87	—	4.06	27.27	79,461	1.26		1.37		(0.53)		105
Year ended 12/31/09	2.04	(0.01)		1.16	1.15	—	3.19	56.37	45,451	1.26		1.52		(0.36)		42
Year ended 12/31/08	5.72	(0.02)		(2.01)	(2.03)	(1.65)	2.04	(46.83)	22,603	1.26		1.61		(0.66)		42
Year ended 12/31/07	5.24	(0.02)		0.88	0.86	(0.38)	5.72	17.60	43,316	1.26		1.39		(0.37)		201

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $12 and $74,472 for Series I and Series II shares, respectively.
(e)	Commencement date of June 1, 2010.
(f)	Amount is less than $0.01 per share.
(g)	Annualized.

NOTE 12—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Capital Development Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$850.20	$4.71	$1,020.11	$5.14	1.01%

Series II	1,000.00	847.90	5.87	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Value Fund
Annual Report to Shareholders ▪ December 31, 2011

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIMCV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2011, Invesco Van Kampen V.I. Mid Cap Value Fund outperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund outperformed its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	0.92%

Series II Shares	0.83

S&P 500 Index▼ (Broad Market Index)	2.09

Russell Midcap Value Index▼ (Style-Specific Index)	-1.38

Lipper VUF Mid-Cap Value Funds Index▼ (Peer Group Index)	-5.56

Source(s): ▼Lipper Inc.
As noted in the Fund’s latest semiannual report, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our goal is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve,

and markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data.
     Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite evidence of sustained, but muted, growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     Results were mixed among the sectors of the Russell Midcap Value Index, with cyclical sectors such as telecommunication services, financials, materials and information technology (IT) posting negative returns, while defensive sectors such as utilities and consumer staples fared better, posting double-digit positive returns.
     The largest contributor to relative Fund performance versus the Russell Midcap Value Index were holdings in the energy sector. Although the Fund was underweight in this sector, stock selection drove relative performance. El Paso was a top performer as investors welcomed the news that the company will spin off its exploration and production business, while retaining its core pipeline business.

Portfolio Composition
By sector

Financials	18.2%

Consumer Discretionary	13.3

Information Technology	10.4

Energy	9.6

Consumer Staples	9.3

Materials	8.0

Utilities	7.9

Health Care	6.1

Industrials	6.1

Telecommunication Services	3.3

Money Market Funds Plus
Other Assets Less Liabilities	7.8

Top 10 Equity Holdings*

1. Edison International	3.7%

2. Fidelity National Information Services, Inc.	3.4

3. Newell Rubbermaid Inc.	3.4

4. Safeway Inc.	3.3

5. tw telecom inc.	3.3

6. Williams Cos., Inc. (The)	3.2

7. W.R. Grace & Co.	3.2

8. ConAgra Foods, Inc.	3.1

9. Harley-Davidson, Inc.	3.0

10. Marsh & McLennan Cos., Inc.	2.9

Total Net Assets	$292.9 million

Total Number of Holdings*	42
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Invesco Van Kampen V.I. Mid Cap Value Fund

Additionally, in October, Kinder Morgan (not a Fund holding) announced it would be acquiring El Paso at a significant premium. Another top performer in the energy sector was The Williams Companies, with its stock price benefiting from strong financials.
     Select holdings in the materials sector also contributed to relative Fund performance, and stock selection helped drive returns. Cyclical stocks performed well in the materials sector, and the economy show signs of strengthening. W.R. Grace & Co., a chemical supplier for refineries, was a top performer due to positive earnings revisions. Valspar, a paint and coatings manufacturer, was also a top performer within this sector.
     In general, financials stocks performed poorly toward the end of the reporting period. The Fund had an underweight exposure to the financials sector relative to the Russell Midcap Value Index. Our financials stocks did not depreciate as much as those of the index, thereby acting as a contributor to relative Fund performance.
     Finally, strong stock selection in the industrials sector helped relative Fund performance. Notably, Goodrich (no longer held by the Fund) was the largest contributor within this sector. The company’s stock rallied on news of a takeover by United Technologies (not a Fund holding), posting double-digit gains for the reporting period.
     In terms of detractors, an underweight exposure to the utilities sector was the largest detractor from overall relative Fund performance for the reporting period. Utilities stocks were the top performing sector of the Russell Midcap Value Index for 2011, posting returns of over 20%.1
     Weak stock selection in the consumer staples sector also negatively affected relative Fund performance. Avon, the sector’s largest detractor, performed poorly during the reporting period on concerns of its exposure to consumers outside of the U.S., coupled with growing fear of the European debt crisis.
     Stock selection in the consumer discretionary sector also dampened Fund performance versus the style-specific benchmark. Staples, an office supplies distributor, continued to post disappointing earnings and revenues as sales lagged due to high unemployment and a lack of hiring. Whirlpool (no longer a Fund holding as of the end of the reporting period) also detracted from relative Fund performance due to weak demand from consumers.
     Equity markets experienced an increase in market volatility during the period covered by this report. We believe that market volatility, and the market correction that began in the third quarter of 2011, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.
     Thank you for investing in Invesco Van Kampen V.I. Mid Cap Value Fund.
1 Source: Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco Van Kampen V.I. Mid Cap Value Fund. He joined Invesco in 2010. Mr. Copper earned a B.A. in economics and political science from Tulane University and an M.B.A. from Baylor University.
John Mazanec
Portfolio manager, is co-lead manager of Invesco Van Kampen V.I. Mid Cap Value Fund. He joined Invesco in 2010. Mr. Mazanec earned a B.S. from DePauw University and an M.B.A. from Harvard University.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen V.I. Mid Cap Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.

Invesco Van Kampen V.I. Mid Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.
     As noted earlier in this report, the Fund
has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.

Average Annual Total Returns
As of 12/31/11

Series I Shares

Inception (1/2/97)		8.96%

10	Years	5.58

5	Years	1.69

1	Year	0.92

Series II Shares

Inception (5/5/03)		9.65%

5	Years	1.59

1	Year	0.83
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc., were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Mid Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.14%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Mid Cap Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen V.I. Mid Cap Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
     Medium capitalization companies risk. Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.
     Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
     Foreign securities risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Derivatives risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
     Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
     Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
     Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Van Kampen V.I. Mid Cap Value Fund

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Mid Cap Value Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–91.32%
Alternative Carriers–3.28%
tw telecom inc.(b)	495,045	$9,593,972

Asset Management & Custody Banks–2.17%
Northern Trust Corp.	160,123	6,350,478

Computer Hardware–2.11%
Diebold, Inc.	205,863	6,190,300

Data Processing & Outsourced Services–3.40%
Fidelity National Information Services, Inc.	374,080	9,946,787

Diversified Banks–1.81%
Comerica Inc.	205,527	5,302,597

Electric Utilities–4.16%
Edison International	258,118	10,686,085

Great Plains Energy Inc.	68,307	1,487,727

		12,173,812

Electronic Manufacturing Services–1.27%
Flextronics International Ltd. (Singapore)(b)	655,408	3,709,609

Food Distributors–1.77%
Sysco Corp.	176,752	5,184,136

Food Retail–3.28%
Safeway Inc.	456,214	9,598,743

Health Care Facilities–4.50%
Brookdale Senior Living Inc.(b)	387,091	6,731,512

HealthSouth Corp.(b)	365,546	6,459,198

		13,190,710

Heavy Electrical Equipment–2.41%
Babcock & Wilcox Co. (The)(b)	292,388	7,058,246

Home Furnishings–2.80%
Mohawk Industries, Inc.(b)	136,956	8,196,817

Housewares & Specialties–3.35%
Newell Rubbermaid Inc.	608,194	9,822,333

Industrial Machinery–2.89%
Snap-on Inc.	167,291	8,468,270

Insurance Brokers–5.32%
Marsh & McLennan Cos., Inc.	272,137	8,604,972

Willis Group Holdings PLC (Ireland)	179,928	6,981,206

		15,586,178

Integrated Oil & Gas–2.01%
Murphy Oil Corp.	105,714	5,892,498

Investment Banking & Brokerage–0.43%
Charles Schwab Corp. (The)	112,431	1,265,973

Life Sciences Tools & Services–0.78%
PerkinElmer, Inc.	114,238	2,284,760

Motorcycle Manufacturers–2.95%
Harley-Davidson, Inc.	221,987	8,628,635

Multi-Utilities–3.74%
CenterPoint Energy, Inc.	280,861	5,642,497

Wisconsin Energy Corp.	151,776	5,306,089

		10,948,586

Office Electronics–2.82%
Zebra Technologies Corp.–Class A(b)	231,015	8,265,717

Oil & Gas Exploration & Production–2.25%
Pioneer Natural Resources Co.	73,593	6,585,102

Oil & Gas Storage & Transportation–5.35%
El Paso Corp.	232,922	6,188,737

Williams Cos., Inc. (The)	287,083	9,479,481

		15,668,218

Packaged Foods & Meats–3.07%
ConAgra Foods, Inc.	340,048	8,977,267

Paper Packaging–2.15%
Sonoco Products Co.	190,876	6,291,273

Personal Products–1.18%
Avon Products, Inc.	197,665	3,453,208

Property & Casualty Insurance–2.80%
ACE Ltd. (Switzerland)	116,775	8,188,263

Regional Banks–4.12%
BB&T Corp.	247,764	6,236,220

Wintrust Financial Corp.	208,255	5,841,553

		12,077,773

Restaurants–2.20%
Darden Restaurants, Inc.	141,424	6,446,106

Retail REIT’s–1.57%
Weingarten Realty Investors	210,500	4,593,110

Specialty Chemicals–5.80%
Valspar Corp. (The)	197,730	7,705,538

W.R. Grace & Co.(b)	202,332	9,291,086

		16,996,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Value Fund

	Shares	Value

Specialty Stores–2.04%
Staples, Inc.	429,616	$5,967,366

Systems Software–0.75%
BMC Software, Inc.(b)	67,285	2,205,602

Trucking–0.79%
Swift Transportation Co.(b)	280,319	2,309,829

Total Common Stocks & Other Equity Interests (Cost $246,162,461)		267,418,898

Preferred Stocks–0.85%
Health Care Facilities–0.85%
HealthSouth Corp., Series A, $65.00 Conv. Pfd. (Cost $2,375,148)	2,851	2,502,465

Money Market Funds–8.54%
Liquid Assets Portfolio–Institutional Class(c)	12,499,280	12,499,280

Premier Portfolio–Institutional Class(c)	12,499,279	12,499,279

Total Money Market Funds (Cost $24,998,559)		24,998,559

TOTAL INVESTMENTS–100.71% (Cost $273,536,168)		294,919,922

OTHER ASSETS LESS LIABILITIES–(0.71)%		(2,068,529)

NET ASSETS–100.00%		$292,851,393

Investment Abbreviations:

Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $248,537,609)	$269,921,363

Investments in affiliated money market funds, at value and cost	24,998,559

Total investments, at value (Cost $273,536,168)	294,919,922

Receivable for:
Fund shares sold	261,091

Dividends	394,942

Fund expenses absorbed	58,650

Investment for trustee deferred compensation and retirement plans	6,340

Total assets	295,640,945

Liabilities:
Payable for:
Investments purchased	436,695

Fund shares reacquired	1,743,404

Accrued fees to affiliates	559,173

Accrued other operating expenses	34,730

Trustee deferred compensation and retirement plans	15,550

Total liabilities	2,789,552

Net assets applicable to shares outstanding	$292,851,393

Net assets consist of:
Shares of beneficial interest	$304,720,060

Undistributed net investment income	2,221,986

Undistributed net realized gain (loss)	(35,474,407)

Unrealized appreciation	21,383,754

$292,851,393

Net Assets:
Series I	$129,657,839

Series II	$163,193,554

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	10,122,503

Series II	12,813,562

Series I:
Net asset value per share	$12.81

Series II:
Net asset value per share	$12.74

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends	$5,316,000

Dividends from affiliated money market funds (includes securities lending income of $840)	21,453

Total investment income	5,337,453

Expenses:
Advisory fees	2,188,533

Administrative services fees	627,203

Custodian fees	11,444

Distribution fees — Series II	395,145

Transfer agent fees	17,349

Trustees’ and officers’ fees and benefits	29,463

Other	61,201

Total expenses	3,330,338

Less: Fees waived	(263,131)

Net expenses	3,067,207

Net investment income	2,270,246

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $242,971)	18,429,421

Option contracts written	235,366

18,664,787

Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,445,006)

Option contracts written	24,255

(17,420,751)

Net realized and unrealized gain	1,244,036

Net increase in net assets resulting from operations	$3,514,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$2,270,246	$1,977,012

Net realized gain	18,664,787	15,581,654

Change in net unrealized appreciation (depreciation)	(17,420,751)	42,000,250

Net increase in net assets resulting from operations	3,514,282	59,558,916

Distributions to shareholders from net investment income:
Series I	(979,194)	(1,468,515)

Series II	(992,806)	(1,117,364)

Total distributions from net investment income	(1,972,000)	(2,585,879)

Share transactions–net:
Series I	(33,633,456)	(26,790,802)

Series II	10,486,103	4,375,683

Net increase (decrease) in net assets resulting from share transactions	(23,147,353)	(22,415,119)

Net increase (decrease) in net assets	(21,605,071)	34,557,918

Net assets:
Beginning of year	314,456,464	279,898,546

End of year (includes undistributed net investment income of $2,221,986 and $1,955,705, respectively)	$292,851,393	$314,456,464

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Mid Cap Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-eight separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco Van Kampen V.I. Mid Cap Value Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco Van Kampen V.I. Mid Cap Value Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Call Options Written and Purchased — The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
K.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.72%

Over $1 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

Invesco Van Kampen V.I. Mid Cap Value Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.18% and Series II shares to 1.28% (after 12b-1 fee waivers) of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $26,056.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2011, Invesco was paid $79,911 for accounting and fund administrative services and reimbursed $547,292 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. IDI has contractually agreed to waiver 0.15% of Rule 12b-1 plan fees on Series II shares through at least June 30, 2012. 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations of distribution fees. For the year ended December 31, 2011, 12b-1 fees incurred for Series II shares were $158,070 after fee waivers of $237,075.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$292,417,457	$2,502,465	$—	$294,919,922

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Options*

Realized Gain
Equity Risk	$235,366

Change in Unrealized Appreciation
Equity Risk	24,255

Total	$259,621

*	The average notional value of options outstanding during the period was $136,257.

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	215	$67,120

Written	4,525	763,280

Closed	(3,825)	(665,848)

Expired	(915)	(164,552)

End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $343,989 and securities sales of $1,335,213, which resulted in net realized gains of $242,971.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,506 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,972,000	$2,585,879

Invesco Van Kampen V.I. Mid Cap Value Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$2,237,334

Net unrealized appreciation — investments	20,407,991

Temporary book/tax differences	(15,348)

Capital loss carryforward	(34,498,644)

Shares of beneficial interest	304,720,060

Total net assets	$292,851,393

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddle loss deferrals.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $18,721,035 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total

December 31, 2017	$34,498,644	$—	$34,498,644

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $87,718,714 and $117,801,486, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$38,283,654

Aggregate unrealized (depreciation) of investment securities	(17,875,663)

Net unrealized appreciation of investment securities	$20,407,991

Cost of investments for tax purposes is $274,511,931.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions, on December 31, 2011, undistributed net investment income was decreased by $31,965 and undistributed net realized gain (loss) was increased by $31,965. The reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Series I	487,789	$6,244,179	735,988	$8,422,816

Series II	3,734,030	47,368,062	2,861,100	32,148,812

Issued as reinvestment of dividends:
Series I	89,752	979,194	130,767	1,468,515

Series II	91,503	992,806	100,033	1,117,364

Reacquired:
Series I	(3,155,419)	(40,856,829)	(3,211,388)	(36,682,133)

Series II	(2,959,998)	(37,874,765)	(2,538,804)	(28,890,493)

Net increase (decrease) in share activity	(1,712,343)	$(23,147,353)	(1,922,304)	$(22,415,119)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including, but not limited to, services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/11	$12.79	$0.10	$0.01	$0.11	$(0.09)	$—	$(0.09)	$12.81	1.00%	$129,658	0.96	%(d)	0.97	%(d)	0.80	%(d)	30%
Year ended 12/31/10	10.56	0.08	2.25	2.33	(0.10)	—	(0.10)	12.79	22.24	162,472	1.02		1.03		0.72		40
Year ended 12/31/09	7.69	0.10	2.88	2.98	(0.11)	—	(0.11)	10.56	39.21	158,853	1.02		1.02		1.12		64
Year ended 12/31/08	19.11	0.13	(6.43)	(6.30)	(0.14)	(4.98)	(5.12)	7.69	(41.29)	138,914	1.01		1.01		0.95		53
Year ended 12/31/07	19.74	0.13	1.53	1.66	(0.14)	(2.15)	(2.29)	19.11	7.84	302,575	1.01		1.01		0.62		68

Series II
Year ended 12/31/11	12.72	0.09	0.01	0.10	(0.08)	—	(0.08)	12.74	0.91	163,194	1.06	(d)	1.22	(d)	0.70	(d)	30
Year ended 12/31/10	10.50	0.07	2.25	2.32	(0.10)	—	(0.10)	12.72	22.18	151,985	1.12		1.32		0.62		40
Year ended 12/31/09	7.64	0.09	2.87	2.96	(0.10)	—	(0.10)	10.50	39.16	121,046	1.12		1.37		1.01		64
Year ended 12/31/08	19.04	0.11	(6.41)	(6.30)	(0.12)	(4.98)	(5.10)	7.64	(41.42)	85,258	1.11		1.36		0.89		53
Year ended 12/31/07	19.68	0.11	1.52	1.63	(0.12)	(2.15)	(2.27)	19.04	7.74	134,886	1.11		1.36		0.54		68

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $145,913 and $158,050 for Series I and Series II shares, respectively.

Invesco Van Kampen V.I. Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Mid Cap Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2012
Houston, Texas

Invesco Van Kampen V.I. Mid Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				Hypothetical
		Actual		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
Series I	$1,000.00	$940.10	$4.30	$1,020.77	$4.48	0.88%

Series II	1,000.00	940.30	4.79	1,020.27	4.99	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Mid Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Mid Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Invesco Van Kampen V.I. Mid Cap Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Invesco Van Kampen V.I. Mid Cap Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Independent Trustees—(continued)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Invesco Van Kampen V.I. Mid Cap Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco Van Kampen V.I. Mid Cap Value Fund

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2011	Fees Billed for	year end 2010
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2011	Requirement(1)	fiscal year end 2010	Requirement(1)
Audit Fees	$665,525	N/A	$972,550	N/A
Audit-Related Fees(2)	$42,500	0%	$0	0%
Tax Fees(3)	$162,500	0%	$99,500	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$870,525	0%	$1,072,050	0%
PWC billed the Registrant aggregate non-audit fees of $205,000 for the fiscal year ended 2011, and $99,500 for the fiscal year ended 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end December 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end December 31, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2011 That Were	Provided for fiscal year	2010 That Were	Provided for fiscal year
	Required	end 2011 Pursuant to	Required	end 2010 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2011, and $0 for the fiscal year ended 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of February 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer

Date:	February 27, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer

Date:	February 27, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	February 27, 2012

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.